UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03290

Name of Fund: BlackRock Variable Series Funds, Inc.

BlackRock 60/40 Target Allocation ETF V.I. Fund

BlackRock Advantage Large Cap Core V.I. Fund

BlackRock Advantage Large Cap Value V.I. Fund

BlackRock Advantage U.S. Total Market V.I. Fund

BlackRock Basic Value V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Equity Dividend V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Government Money Market V.I. Fund

BlackRock International V.I. Fund

BlackRock International Index V.I. Fund

BlackRock Large Cap Focus Growth V.I. Fund

BlackRock Managed Volatility V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Small Cap Index V.I. Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Variable Series

Funds, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2020

Date of reporting period: 06/30/2020

Item 1 – Report to Stockholders

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Variable Series Funds, Inc.

Not FDIC Insured -May Lose Value -No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the course of the pandemic, and an uptick in U.S. infection rates caused concern late in the reporting period.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were flat due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption has clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the impact of the outbreak subsides. Several risks remain, however, including a potential resurgence of the virus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for a cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(3.08)%	7.51%
U.S. small cap equities (Russell 2000® Index)	(12.98)	(6.63)
International equities (MSCI Europe, Australasia, Far East Index)	(11.34)	(5.13)
Emerging market equities (MSCI Emerging Markets Index)	(9.78)	(3.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.60	1.63
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	12.68	14.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.14	8.74
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.97	4.23
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.83)	0.00

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Variable Series Funds, Inc.

•	BlackRock 60/40 Target Allocation ETF V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of June 30, 2020	BlackRock 60/40 Target Allocation ETF V.I. Fund

Investment Objective

BlackRock 60/40 Target Allocation ETF V.I. Fund’s (the “Fund”) investment objective is to seek to provide total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund outperformed its blended benchmark (60% MSCI All Country World Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index).

What factors influenced performance?

The largest contributions to Fund performance came from a focus on ETFs that invest in stocks screened on the basis of environmental, social and governance criteria in both the U.S. and emerging markets. In addition, exposure to U.S. Treasuries benefited performance as yields declined dramatically in the flight to safety trade driven by coronavirus pandemic concerns. Lastly, exposure to global technology stocks, which continued to benefit from investors seeking growth stories against an uncertain post-pandemic backdrop, added to returns.

Exposure to international developed market equities and factor exposure to smaller-capitalization stocks were the largest detractors from returns.

Describe recent portfolio activity.

The portfolio made four notable shifts during the six-month period. At the start of the period, the Fund added to its equity exposure, favoring U.S. and emerging market stocks, while reducing longer-duration (and thus more sensitive to interest rate changes) U.S. Treasury exposures and adding some credit risk in the form of shorter-duration high yield bonds. In light of the coronavirus downturn, the investment adviser made an intra-quarter trade as the Fund had significantly drifted away from its equity overweight due to extraordinary price moves in bonds and stocks. The Fund purchased ETFs that invest in U.S. equities and added back some U.S. Treasury exposure for resilience. For the remainder of the period, the Fund added equity exposure broadly, targeting beaten down value stocks as well as cyclically oriented stocks. These moves were complemented with a modest increase in duration within the Fund’s fixed income investments in order to maintain balanced risk.

Describe portfolio positioning at period end.

At period end, the Fund was overweight in equity ETFs, driven by the relatively successful reopening of economies globally thus far, with a tilt toward more cyclical sectors that have lagged during the recovery in stock prices seen in the second quarter of 2020.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Affiliated Investment Companies
Equity Funds	55%
Fixed Income Funds	33
Short-Term Securities	12

2	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock 60/40 Target Allocation ETF V.I. Fund

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	Since Inception (b)
Class I (c)(d)	(0.74)%	6.30%	5.95%	5.20%
Class III (c)(d)	(0.91)	6.00	5.69	4.93
60% MSCI All Country World Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index(e)	(1.01)	5.29	5.87	5.44
MSCI All Country World Index(f)	(6.25)	2.11	6.46	6.00
Bloomberg Barclays U.S. Aggregate Bond Index(g)	6.14	8.74	4.30	3.98

(a)	For the portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)	The Fund commenced operations on April 30, 2014.
(c)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to May 1, 2019 are the returns of the Fund when it followed different investment strategies under the name BlackRock iShares® Dynamic Allocation V.I. Fund.

(d)	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track equity and fixed income indices.
(e)	A customized weighted index comprised of 60% MSCI All Country World Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
(f)

A free float-adjusted market capitalization index designed to measure the equity market performance of developed and emerging markets countries. The Index consists of 49 country indexes comprising of 23 developed and 26 emerging market country indexes.

(g)

A widely recognized unmanaged market-weighted index comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$992.60	$0.94	$1,000.00	$1,023.92	$0.96	0.19%
Class III	1,000.00	990.90	2.18	1,000.00	1,022.68	2.21	0.44

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock 60/40 Target Allocation ETF V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Affiliated Investment Companies — 112.9%*
Equity Funds — 62.5%
iShares Core MSCI EAFE ETF (a)	133,436	$7,627,202
iShares Core S&P 500 ETF	125,706	38,929,891
iShares Core S&P Small-Cap ETF (a)	114,514	7,820,161
iShares Edge MSCI Minimum Volatility USA ETF	67,987	4,122,052
iShares Edge MSCI USA Value Factor ETF (a)	108,097	7,813,251
iShares ESG MSCI EM ETF	328,219	10,516,137
iShares ESG MSCI USA ETF	325,538	22,784,405
iShares Global Tech ETF (a)	28,227	6,648,588
iShares MSCI EAFE Growth ETF (a)	198,056	16,460,434
iShares U.S. Medical Devices ETF	23,649	6,261,546

		128,983,667

Fixed Income Funds — 37.1%
iShares 0-5 Year High Yield Corporate Bond ETF (a)	189,866	8,143,353
iShares 20+ Year Treasury Bond ETF (a)	12,941	2,121,418

Security	Shares	Value

Fixed Income Funds (continued)
iShares iBoxx $ Investment Grade Corporate Bond ETF	202,509	$27,237,460
iShares Short Maturity Bond ETF (a)	86,617	4,331,716
iShares Short-Term Corporate Bond ETF	220,275	12,051,245
iShares U.S. Treasury Bond ETF	818,694	22,915,245

		76,800,437

Short-Term Securities — 13.3% (b)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%	491,083	491,083
SL Liquidity Series, LLC, Money Market Series, 0.50% (c)	26,861,386	26,882,875

		27,373,958
Total Affiliated Investment Companies — 112.9% (Cost: $220,662,252)		233,158,062
Liabilities in Excess of Other Assets — (12.9)%		(26,666,910)

Net Assets — 100.0%		$206,491,152

(a)	All or a portion of this security is on loan.
(b)	Annualized 7-day yield as of period end.
(c)	All or a portion of this security was purchased with the cash collateral from loaned securities.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	2,018,799	—	(1,527,716)	491,083	$491,083	$3,181		$—	$—
SL Liquidity Series, LLC, Money Market Series(b)	8,663,465	18,197,921	—	26,861,386	26,882,875	61,493	(c)	(7,260)	(579)
iShares 0-5 Year High Yield Corporate Bond ETF	—	190,266	(400)	189,866	8,143,353	67,925		(693)	(17,244)
iShares 20+ Year Treasury Bond ETF	26,087	5,967	(19,113)	12,941	2,121,418	25,469		610,277	210,096
iShares Core MSCI EAFE ETF	254,194	207,123	(327,881)	133,436	7,627,202	91,939		(2,825,500)	(843,870)
iShares Core MSCI Emerging Markets ETF(d)	235,217	51,256	(286,473)	—	—	—		(2,660,383)	(560,978)
iShares Core S&P 500 ETF	145,195	29,323	(48,812)	125,706	38,929,891	403,785		812,842	(2,146,137)
iShares Core S&P Small-Cap ETF	—	114,514	—	114,514	7,820,161	26,477		—	(293,871)
iShares Core S&P Total U.S. Stock Market ETF(d)	81,900	99,360	(181,260)	—	—	47,858		(1,168,334)	(488,180)
iShares Edge MSCI Minimum Volatility USA ETF	90,213	10,218	(32,444)	67,987	4,122,052	49,605		45,852	(551,198)
iShares Edge MSCI USA Quality Factor ETF(d)	107,176	24,743	(131,919)	—	—	53,096		(597,826)	(802,344)
iShares Edge MSCI USA Size Factor ETF(d)	95,521	9,573	(105,094)	—	—	29,015		(804,524)	(316,060)
iShares Edge MSCI USA Value Factor ETF	—	108,267	(170)	108,097	7,813,251	42,246		(573)	239,009
iShares ESG MSCI EM ETF	—	456,119	(127,900)	328,219	10,516,137	68,394		424,095	1,081,249
iShares ESG MSCI USA ETF	—	335,938	(10,400)	325,538	22,784,405	81,664		76,783	2,434,253
iShares Global Tech ETF	37,882	3,344	(12,999)	28,227	6,648,588	26,788		587,620	215,442
iShares iBoxx $ High Yield Corporate Bond ETF(d)	—	176,774	(176,774)	—	—	96,788		(508,634)	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	222,809	(20,300)	202,509	27,237,460	137,349		(25,530)	381,432
iShares Intermediate-Term Corporate Bond ETF(d)	216,330	17,704	(234,034)	—	—	107,457		807,752	(910,610)
iShares MBS ETF(d)	113,556	7,036	(120,592)	—	—	64,344		301,792	(131,829)
iShares MSCI EAFE Growth ETF	—	203,756	(5,700)	198,056	16,460,434	98,847		55,523	1,800,965
iShares Short Maturity Bond ETF	112,795	226,650	(252,828)	86,617	4,331,716	89,404		21,132	78,275
iShares Short-Term Corporate Bond ETF	—	220,275	—	220,275	12,051,245	—		—	64,878

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock 60/40 Target Allocation ETF V.I. Fund

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
iShares U.S. Medical Devices ETF	—	23,699	(50)	23,649	$6,261,546	$4,419	$495		$429,000
iShares U.S. Treasury Bond ETF	1,302,937	271,330	(755,573)	818,694	22,915,245	173,039	1,979,569		434,197

					$233,158,062	$1,850,582	$(2,875,525)		$305,896

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held by the Fund.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$205,784,104	$—	$—	$205,784,104
Short-Term Securities	491,083	—	—	491,083

Subtotal	$206,275,187	$—	$—	$206,275,187

Investments valued at NAV (a)				26,882,875

Total Investments				$233,158,062

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.
(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

June 30, 2020

BlackRock 60/40 Target Allocation ETF V.I. Fund

ASSETS
Investments at value — affiliated (including securities loaned at value of $26,539,199) (cost — $220,662,252)	$233,158,062
Receivables:
Securities lending income — affiliated	11,445
Capital shares sold	566,614
Dividends — affiliated	72
From affiliate(s)	994
Prepaid expenses	1,049

Total assets	233,738,236

LIABILITIES
Cash collateral on securities loaned at value	26,887,237
Payables:
Investments purchased	196,725
Accounting services fees	18,059
Capital shares redeemed	910
Distribution fees	2,925
Investment advisory fees	8,683
Other affiliates	153
Professional fees	46,944
Transfer agent fees	77,241
Other accrued expenses	8,207

Total liabilities	27,247,084

NET ASSETS	$206,491,152

NET ASSETS CONSIST OF
Paid-in capital	$194,690,325
Accumulated earnings	11,800,827

NET ASSETS	$206,491,152

NET ASSET VALUE
Class I — Based on net assets of $190,938,794 and 15,805,673 shares outstanding, 100 million shares authorized, $0.10 par value	$12.08

Class III — Based on net assets of $15,552,358 and 1,294,677 shares outstanding, 100 million shares authorized, $0.10 par value	$12.01

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statement of Operations  (unaudited)

Six Months Ended June 30, 2020

BlackRock 60/40 Target Allocation ETF V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$1,789,089
Securities lending income — affiliated — net	61,493

Total investment income	1,850,582

EXPENSES
Transfer agent — class specific	193,252
Investment advisory	140,889
Professional	49,292
Accounting services	28,208
Printing	27,391
Distribution — class specific	15,521
Custodian	7,468
Directors and Officer	3,305
Transfer agent	2,488
Miscellaneous	9,549

Total expenses	477,363
Less:
Fees waived and/or reimbursed by the Manager	(90,172)
Transfer agent fees waived and/or reimbursed — class specific	(193,252)

Total expenses after fees waived and/or reimbursed	193,939

Net investment income	1,656,643

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from investments — affiliated	(2,875,525)
Net change in unrealized appreciation on investments — affiliated	305,896

Net realized and unrealized loss	(2,569,629)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(912,986)

See notes to financial statements.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock 60/40 Target Allocation ETF V.I. Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,656,643	$3,550,638
Net realized gain (loss)	(2,875,525)	1,974,820
Net change in unrealized appreciation (depreciation)	305,896	22,047,074

Net increase (decrease) in net assets resulting from operations	(912,986)	27,572,532

DISTRIBUTIONS TO SHAREHOLDERS (b)
Class I	—	(4,892,043)
Class III	—	(297,098)

Decrease in net assets resulting from distributions to shareholders	—	(5,189,141)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	22,958,497	40,379,241

NET ASSETS
Total increase in net assets	22,045,511	62,762,632
Beginning of period	184,445,641	121,683,009

End of period	$206,491,152	$184,445,641

(a)	Consolidated Statements of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	9

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock 60/40 Target Allocation ETF V.I. Fund
	Class I

	Six Months Ended	Year Ended December 31,

	06/30/20 (unaudited)	2019 (a)	2018 (a)	2017 (a)	2016 (a)	2015 (a)

Net asset value, beginning of period	$12.17	$10.32	$11.13	$9.85	$9.45	$10.02

Net investment income (b)	0.10	0.28	0.33	0.23	0.22	0.24
Net realized and unrealized gain (loss)	(0.19)	1.93	(0.88)	1.26	0.39	(0.63)

Net increase (decrease) from investment operations	(0.09)	2.21	(0.55)	1.49	0.61	(0.39)

Distributions (c)
From net investment income	—	(0.24)	(0.11)	(0.20)	(0.20)	(0.17)
From net realized gain	—	(0.12)	(0.15)	—	—	—
From return of capital	—	—	—	(0.01)	(0.01)	(0.01)

Total distributions	—	(0.36)	(0.26)	(0.21)	(0.21)	(0.18)

Net asset value, end of period	$12.08	$12.17	$10.32	$11.13	$9.85	$9.45

Total Return (d)
Based on net asset value	(0.74)%(e)	21.41%	(4.94)%	15.11%	6.49%	(3.88)%

Ratios to Average Net Assets (f)
Total expenses	0.49%(g)	0.57%	1.00%(h)	0.94%	0.83%	1.90%

Total expenses after fees waived and/or reimbursed	0.19%(g)	0.19%	0.37%(h)	0.53%	0.53%	0.64%

Net investment income	1.78%(g)	2.45%	3.01%	2.14%	2.27%	2.41%

Supplemental Data
Net assets, end of period (000)	$190,939	$173,351	$117,502	$25,332	$18,135	$14,636

Portfolio turnover rate	84%	61%	54%	48%	54%	54%

(a) Consolidated Financial Highlights.

(b) Based on average shares outstanding.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended December 31,
	06/30/20 (unaudited)	2019	2018	2017	2016	2015
Investments in underlying funds	0.17%	0.14%	0.20%	0.21%	0.23%	0.29%

(g)	Annualized.
(h)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.76% and 0.37%, respectively.

See notes to financial statements.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock 60/40 Target Allocation ETF V.I. Fund

	Class III
	Six Months Ended	Year Ended December 31,
	06/30/20 (unaudited)	2019 (a)	2018 (a)	2017 (a)	2016 (a)	2015 (a)

Net asset value, beginning of period	$12.12	$10.28	$11.09	$9.83	$9.44	$10.01

Net investment income (b)	0.09	0.28	0.20	0.21	0.21	0.26
Net realized and unrealized gain (loss)	(0.20)	1.90	(0.77)	1.24	0.37	(0.66)

Net increase (decrease) from investment operations	(0.11)	2.18	(0.57)	1.45	0.58	(0.40)

Distributions (c)
From net investment income	—	(0.22)	(0.09)	(0.18)	(0.18)	(0.16)
From net realized gain	—	(0.12)	(0.15)	—	—	—
From return of capital	—	—	—	(0.01)	(0.01)	(0.01)

Total distributions	—	(0.34)	(0.24)	(0.19)	(0.19)	(0.17)

Net asset value, end of period	$12.01	$12.12	$10.28	$11.09	$9.83	$9.44

Total Return (d)
Based on net asset value	(0.91)%(e)	21.22%	(5.18)%	14.72%	6.16%	(3.99)%

Ratios to Average Net Assets (f)
Total expenses	0.74%(g)	0.86%	1.38%(h)	1.25%	1.02%	1.87%

Total expenses after fees waived and/or reimbursed	0.44%(g)	0.44%	0.72%(h)	0.78%	0.78%	0.86%

Net investment income	1.59%(g)	2.38%	1.83%	1.97%	2.08%	2.56%

Supplemental Data
Net assets, end of period (000)	$15,552	$11,094	$4,181	$3,615	$1,804	$1,174

Portfolio turnover rate	84%	61%	54%	48%	54%	54%

(a) Consolidated Financial Highlights.

(b) Based on average shares outstanding.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended December 31,
	06/30/20 (unaudited)	2019	2018	2017	2016	2015
Investments in underlying funds	0.17%	0.14%	0.20%	0.21%	0.23%	0.29%

(g)	Annualized.
(h)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.14% and 0.72%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock 60/40 Target Allocation ETF V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Basis of Consolidation: The accompanying financial statements of the Fund include the account of iShares® Dynamic Allocation V.I. Fund (Cayman) (the “Subsidiary”). There were no assets in the Subsidiary during the period. Effective March 26, 2020, the Subsidiary, which was wholly-owned by the Fund, was dissolved. The Subsidiary enabled the Fund to hold commodity-related instruments and other derivatives and satisfy Regulated Investment Company (“RIC”) tax requirements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the ETF is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2020, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (unaudited) (continued)

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
BofA Securities, Inc.	$11,301,410	$(11,301,410)	$—
Credit Suisse Securities (USA) LLC	2,435,384	(2,435,384)	—
Deutsche Bank Securities, Inc	191,212	(191,212)	—
JP Morgan Securities LLC	3,283,480	(3,283,480)	—
SG Americas Securities LLC	7,080,972	(7,080,972)	—
TD Prime Services LLC	2,246,741	(2,246,741)	—

	$26,539,199	$(26,539,199)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.150%
$1 Billion — $3 Billion	0.140
$3 Billion — $5 Billion	0.135
Greater than $5 Billion	0.130

Prior to the dissolution of the Subsidiary, the Manager provided investment management and other services to the Subsidiary. The Manager did not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund paid the Manager based on the Fund’s net assets, which included the assets of the Subsidiary.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder distribution services to the Fund. The ongoing distribution fee compensates BRIL and each broker-dealer for providing shareholder distribution related services to shareholders.

For the six months ended June 30, 2020, the class specific distribution fees borne directly by Class III were $15,521.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent – class specific. For the six months ended June 30, 2020, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$180,410
Class III	12,842
$193,252

Expense Limitations, Waivers, and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

(“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. Prior to May 1, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the amount waived was $477.

In addition, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed income mutual funds that have a contractual management fee through April 30, 2021, if any. For six months ended June 30, 2020, there were no fees waived by the manager. For the six months ended June 30, 2020, the Fund reimbursed the Manager $881 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.19%
Class III	0.44

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, the Manager waived and/or reimbursed $89,695, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

These amounts waived and/or reimbursed are included in transfer agent fees waived — class specific in the Statement of Operations. For the six months ended June 30, 2020, class specific expense waivers and/or reimbursements are as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$ 180,410
Class III	12,842
$ 193,252

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective April 30, 2021, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of June 30, 2020, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring
	December 31, 2020	April 30, 2021
Fund Level	$86,844	$355,992
Class I	90,389	459,758
Class III	8,320	26,467

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (unaudited) (continued)

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2020, the Fund paid BIM $13,501 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2020, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Sales	$113,154
Net Realized Loss	(965)

6.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, excluding short-term securities, were $183,388,869 and $158,993,309, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the period ended June 30, 2020 and each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$220,772,214

Gross unrealized appreciation	$13,111,217
Gross unrealized depreciation	(725,369)

Net unrealized appreciation (depreciation)	$12,385,848

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19
	Shares	Amount	Shares	Amount
Class I
Shares sold	2,221,794	$26,277,669	3,628,212	$43,040,580
Shares issued in reinvestment of distributions	—	—	402,659	4,892,043
Shares redeemed	(659,702)	(7,689,741)	(1,176,910)	(13,589,381)

Net increase	1,562,092	$18,587,928	2,853,961	$34,343,242

Class III
Shares sold	598,324	$6,776,185	624,873	$7,361,592
Shares issued in reinvestment of distributions	—	—	24,569	297,098
Shares redeemed	(219,253)	(2,405,616)	(140,375)	(1,622,691)

Net increase	379,071	$4,370,569	509,067	$6,035,999

Total Net Increase	1,941,163	$22,958,497	3,363,028	$40,379,241

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	17

Glossary of Terms Used in this Report

Portfolio Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Variable Series Funds, Inc.

•	BlackRock Advantage Large Cap Core V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of June 30, 2020	BlackRock Advantage Large Cap Core V.I. Fund

Investment Objective

BlackRock Advantage Large Cap Core V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund outperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

The Fund performed well navigating a highly volatile market backdrop during the period. At the beginning of 2020, markets were touching new highs in a strong risk-on rally driven by excitement for a phase one trade deal between the United States and China. The anticipation of a resolution for the trade dispute, and the actual deal itself, helped boost stocks through mid-February. However, the spread of a coronavirus across the globe provided an inflection point leading to a steep market decline. Investor concerns mounted amid broadly enforced economic shutdowns, as expectations of growth and employment were impacted. The speed of the selloff drove one of the worst quarterly returns for U.S. equities on record as volatility hit levels last observed during the 2008 global financial crisis. As a result, policy makers stepped in with both fiscal and monetary packages aimed at supporting the market. In the second quarter of 2020, U.S. equities recovered sharply as policy stimulus exceeded expectations and the economy slowly reopened. Further supporting markets, economic data improved after hitting troughs earlier in the year. Both U.S. retail sales and jobs data surprised in May, creating hope for a strong recovery. This prompted a sharp reversal in market leadership, as positions that had benefited earlier from the coronavirus pandemic began to underperform more value-oriented cyclicals. The recovery ultimately moderated in June amid rising coronavirus cases, reestablishing leadership for growth over value.

The Fund’s sentiment measures were the largest positive contributors to relative performance for the period, as they were broadly able to successfully navigate the changing market environment. Specifically, an insight that looks to cross-asset class data, such as bond markets, outperformed given credit spread volatility. This insight drove gains through successful positioning in biotechnology companies. Sentiment-based insights that utilize alternative data contributed to excess return as well. This was most observable across insights that captured supply chain disruptions and look to non-obvious news. Less traditional quality measures also continued to display strong performance, such as insights related to environmental, social and governance (“ESG”) factors. Specifically, a recently added insight that identifies investor flows into ESG-related positions was one of the top performing signals after successfully capturing an evolving investor preference for sustainability.

Unsurprisingly, given the market volatility, insights with a preference for less-leveraged companies positively contributed to Fund returns. Capturing how companies are navigating fast-changing consumer habits and the emergence from lockdown using web traffic and mobile application usage was effective as well. The “real time” nature of these types of measures has been helpful in evaluating the quickly evolving marketplace, specifically with respect to banks. Macro insights that that look toward import and labor costs were also strong contributors in the period.

Select insights struggled during the period. Certain macro-thematic insights lagged against the rapidly evolving backdrop. A style-timing insight focused on momentum exposures detracted given the sharp rotations of that style during the period. Growth and technology stocks continued to dominate market leadership, presenting a headwind to value-based insights. In particular, more traditional value signals, such as comparing research trends across price, struggled given the backdrop.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. Among these is a new signal that uses the investment adviser’s existing library of insights to create bespoke allocation models at the individual stock level. This builds upon earlier machine-learned capabilities developed by the investment adviser. Additionally, a new insight that looks to identify trade crowding from broker concentration was added. Finally, given the dynamism of the current environment, the Fund instituted enhanced signal constructs to best identify emerging trends, such as “work from home.”

Describe portfolio positioning at period end.

From a sector positioning perspective, the Fund remains largely sector neutral. The Fund has slight overweight positions to financials and utilities companies and maintains slight underweights in communication services and industrials stocks.

Relative to the Russell 1000® Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in the financials and utilities sectors and slight underweight positions in communication services and industrials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock Advantage Large Cap Core V.I. Fund

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
Class I (b)(c)	(2.22)%	6.45%	10.03%	12.94%
Class II (b)(c)	(2.25)	6.30	9.85	12.76
Class III (b)(c)	(2.31)	6.18	9.72	12.64
Russell 1000® Index (d)	(2.81)	7.48	10.47	13.97

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(c)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Large Cap Core V.I. Fund”.

(d)

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	27%
Health Care	14
Consumer Discretionary	12
Financials	10
Communication Services	9
Industrials	8
Consumer Staples	7
Utilities	3
Real Estate	3
Materials	2
Energy	2
Short-Term Securities	5
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$977.80	$2.80	$1,000.00	$1,022.03	$2.87	0.57%
Class II	1,000.00	977.50	3.64	1,000.00	1,021.18	3.72	0.74
Class III	1,000.00	976.90	4.18	1,000.00	1,020.64	4.27	0.85

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock Advantage Large Cap Core V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 96.9%

Aerospace & Defense — 1.2%
Boeing Co. (The)(a)	2,618	$479,879
Curtiss-Wright Corp.	549	49,015
HEICO Corp.	6,102	608,064
Hexcel Corp.(a)	3,525	159,401
L3Harris Technologies, Inc.	5,054	857,512
Lockheed Martin Corp.	4,439	1,619,880
Mercury Systems, Inc.(b)	501	39,409
Northrop Grumman Corp.	2,853	877,126
Spirit AeroSystems Holdings, Inc., Class A	10,815	258,911
Teledyne Technologies, Inc.(b)	1,731	538,255

		5,487,452

Air Freight & Logistics — 0.3%
FedEx Corp.	1,228	172,190
United Parcel Service, Inc., Class B	11,775	1,309,145

		1,481,335

Airlines — 0.3%
Alaska Air Group, Inc.	6,270	227,350
Delta Air Lines, Inc.	30,771	863,126
Southwest Airlines Co.	7,220	246,780

		1,337,256

Auto Components — 0.1%
Aptiv plc	1,052	81,972
Goodyear Tire & Rubber Co. (The)	24,285	217,229

		299,201

Automobiles — 0.5%
Harley-Davidson, Inc.	2,965	70,478
Tesla, Inc.(b)	2,102	2,269,761

		2,340,239

Banks — 3.4%
Bank of America Corp.	109,478	2,600,102
Bank OZK(a)	3,716	87,214
Citigroup, Inc.	7,869	402,106
Citizens Financial Group, Inc.	21,888	552,453
Comerica, Inc.	1,421	54,140
Credicorp Ltd.	307	41,037
Cullen/Frost Bankers, Inc.(a)	12,973	969,213
First Horizon National Corp.	8,910	88,744
JPMorgan Chase & Co.	47,118	4,431,919
PNC Financial Services Group, Inc. (The)	5,585	587,598
US Bancorp	11,872	437,127
Wells Fargo & Co.	172,937	4,427,187
Zions Bancorp NA	2,962	100,708

		14,779,548

Beverages — 1.7%
Brown-Forman Corp., Class B	1,661	105,739
Coca-Cola Co. (The)	38,539	1,721,922
Coca-Cola European Partners plc	12,618	476,456
Molson Coors Beverage Co., Class B(a)	5,694	195,646
PepsiCo, Inc.	38,611	5,106,691

		7,606,454

Biotechnology — 4.0%
AbbVie, Inc.	57,770	5,671,858
Alexion Pharmaceuticals, Inc.(b)	1,288	144,565
Alkermes plc(b)	4,903	95,143
Amgen, Inc.	14,115	3,329,164
Biogen, Inc.(b)	2,811	752,083
Bluebird Bio, Inc.(b)	2,377	145,092
Gilead Sciences, Inc.	54,037	4,157,607
Moderna, Inc.(b)	3,980	255,556

Security	Shares	Value

Biotechnology (continued)
Regeneron Pharmaceuticals, Inc.(b)	1,961	$1,222,978
Sage Therapeutics, Inc.(b)	2,471	102,744
United Therapeutics Corp.(b)	663	80,223
Vertex Pharmaceuticals, Inc.(b)	6,039	1,753,182

		17,710,195

Building Products — 0.7%
Advanced Drainage Systems, Inc.	2,407	118,906
Allegion plc	25,087	2,564,393
Resideo Technologies, Inc.(b)	19,140	224,321
Trex Co., Inc.(b)	412	53,589

		2,961,209

Capital Markets — 2.5%
Ameriprise Financial, Inc.	4,022	603,461
Bank of New York Mellon Corp. (The)	12,588	486,526
Cboe Global Markets, Inc.	1,377	128,447
Charles Schwab Corp. (The)	37,127	1,252,665
CME Group, Inc.	7,109	1,155,497
FactSet Research Systems, Inc.(a)	3,831	1,258,369
Franklin Resources, Inc.(a)	2,191	45,945
Intercontinental Exchange, Inc.	15,372	1,408,075
Moody’s Corp.	143	39,286
Northern Trust Corp.	1,544	122,501
S&P Global, Inc.	11,483	3,783,419
State Street Corp.	2,852	181,245
T. Rowe Price Group, Inc.	2,421	298,993
TD Ameritrade Holding Corp.	4,055	147,521

		10,911,950

Chemicals — 1.8%
Air Products & Chemicals, Inc.	5,203	1,256,316
DuPont de Nemours, Inc.	1,857	98,662
Ecolab, Inc.(a)	18,506	3,681,769
FMC Corp.	978	97,428
Linde plc	2,922	619,785
LyondellBasell Industries NV, Class A	3,548	233,175
Mosaic Co. (The)	30,854	385,984
PPG Industries, Inc.	4,786	507,603
Sherwin-Williams Co. (The)	1,643	949,408

		7,830,130

Commercial Services & Supplies — 0.2%
Cintas Corp.	3,212	855,548
Copart, Inc.(b)	2,530	210,673

		1,066,221

Communications Equipment — 1.7%
Ciena Corp.(b)	6,997	378,958
Cisco Systems, Inc.	152,473	7,111,341
Motorola Solutions, Inc.	56	7,847

		7,498,146

Construction & Engineering — 0.4%
EMCOR Group, Inc.	16,707	1,105,001
MasTec, Inc.(b)	15,406	691,267
Quanta Services, Inc.	2,989	117,259

		1,913,527

Consumer Finance — 0.6%
Ally Financial, Inc.	47,522	942,361
American Express Co.	13,934	1,326,517
Discover Financial Services	1,273	63,765
LendingTree, Inc.(a)(b)	818	236,835

		2,569,478

Containers & Packaging — 0.1%
WestRock Co.	16,600	469,116

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Advantage Large Cap Core V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Consumer Services — 0.3%
Bright Horizons Family Solutions, Inc.(b)	1,835	$215,062
Graham Holdings Co., Class B	268	91,836
Grand Canyon Education, Inc.(b)	1,259	113,977
H&R Block, Inc.	57,397	819,629

		1,240,504

Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B(b)	35,891	6,406,902

Diversified Telecommunication Services — 1.0%
AT&T, Inc.	72,825	2,201,500
CenturyLink, Inc.(a)	26,245	263,237
Verizon Communications, Inc.	39,046	2,152,606

		4,617,343

Electric Utilities — 1.7%
Alliant Energy Corp.	8,773	419,701
Eversource Energy	21,156	1,761,660
IDACORP, Inc.	5,817	508,231
NextEra Energy, Inc.	11,293	2,712,240
Pinnacle West Capital Corp.	5,828	427,134
Xcel Energy, Inc.	23,098	1,443,625

		7,272,591

Electrical Equipment — 0.7%
AMETEK, Inc.	16,769	1,498,645
Generac Holdings, Inc.(b)	2,904	354,085
Hubbell, Inc.	11,030	1,382,721

		3,235,451

Electronic Equipment, Instruments & Components — 0.5%
Avnet, Inc.	31,627	881,919
National Instruments Corp.	37,018	1,432,967

		2,314,886

Energy Equipment & Services — 0.3%
Baker Hughes Co.	11,239	172,968
ChampionX Corp.(b)	30,428	296,977
Schlumberger Ltd.	20,778	382,108
TechnipFMC plc	35,717	244,304

		1,096,357

Entertainment — 1.0%
Activision Blizzard, Inc.	5,225	396,578
Electronic Arts, Inc.(b)	3,392	447,914
Netflix, Inc.(b)	6,379	2,902,700
Walt Disney Co. (The)	4,375	487,856
Zynga, Inc., Class A(b)	31,571	301,187

		4,536,235

Equity Real Estate Investment Trusts (REITs) — 2.6%
Alexandria Real Estate Equities, Inc.	3,426	555,869
American Tower Corp.	7,657	1,979,641
AvalonBay Communities, Inc.	4,310	666,498
Boston Properties, Inc.	22,933	2,072,685
Camden Property Trust	1,465	133,637
Douglas Emmett, Inc.	1,659	50,865
Equity Residential	23,926	1,407,327
Host Hotels & Resorts, Inc.	51,490	555,577
Macerich Co. (The)(a)	49,178	441,127
National Retail Properties, Inc.	4,182	148,377
Park Hotels & Resorts, Inc.	66,853	661,176
Prologis, Inc.	19,371	1,807,895
QTS Realty Trust, Inc., Class A	2,707	173,492
Realty Income Corp.	6,432	382,704
RLJ Lodging Trust	8,101	76,473
SBA Communications Corp.	154	45,880
Service Properties Trust	6,976	49,460

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Simon Property Group, Inc.	6,052	$413,836

		11,622,519

Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	21,043	6,380,448
Performance Food Group Co.(b)	2,393	69,732

		6,450,180

Food Products — 1.5%
Campbell Soup Co.(a)	2,900	143,927
General Mills, Inc.	56,903	3,508,070
Hershey Co. (The)	23,110	2,995,518
Lamb Weston Holdings, Inc.	2,354	150,491

		6,798,006

Gas Utilities — 0.2%
Southwest Gas Holdings, Inc.	5,944	410,433
UGI Corp.	9,136	290,525

		700,958

Health Care Equipment & Supplies — 2.7%
Abbott Laboratories	26,452	2,418,506
Danaher Corp.	4,574	808,820
Dentsply Sirona, Inc.	5,053	222,635
Edwards Lifesciences Corp.(b)	41,065	2,838,002
Hologic, Inc.(b)	19,401	1,105,857
IDEXX Laboratories, Inc.(b)	4,059	1,340,120
Medtronic plc	12,631	1,158,263
SmileDirectClub, Inc.(a)(b)	20,530	162,187
Stryker Corp.	9,432	1,699,552
West Pharmaceutical Services, Inc.	486	110,405

		11,864,347

Health Care Providers & Services — 3.0%
AMN Healthcare Services, Inc.(b)	2,968	134,272
Anthem, Inc.	8,196	2,155,384
Cardinal Health, Inc.	6,465	337,408
Cigna Corp.	3,150	591,098
CVS Health Corp.	36,575	2,376,278
HCA Healthcare, Inc.	4,338	421,046
McKesson Corp.	10,455	1,604,006
Quest Diagnostics, Inc.	2,429	276,809
UnitedHealth Group, Inc.	17,964	5,298,482

		13,194,783

Health Care Technology — 0.5%(b)
Teladoc Health, Inc.	3,196	609,925
Veeva Systems, Inc., Class A	5,899	1,382,843

		1,992,768

Hotels, Restaurants & Leisure — 1.5%
Boyd Gaming Corp.(a)	13,188	275,629
Chipotle Mexican Grill, Inc.(a)(b)	379	398,845
Darden Restaurants, Inc.	11,926	903,633
Domino’s Pizza, Inc.	1,896	700,458
Extended Stay America, Inc.	36,615	409,722
International Game Technology plc	7,236	64,400
Las Vegas Sands Corp.	810	36,887
McDonald’s Corp.	7,672	1,415,254
MGM Resorts International	5,345	89,796
Penn National Gaming, Inc.(b)	11,746	358,723
Texas Roadhouse, Inc.(a)	9,266	487,114
Vail Resorts, Inc.	1,119	203,826
Wyndham Destinations, Inc.	1,584	44,637
Wyndham Hotels & Resorts, Inc.	1,854	79,018
Yum! Brands, Inc.	12,730	1,106,364

		6,574,306

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Advantage Large Cap Core V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables — 0.0%
DR Horton, Inc.	2,012	$111,565

Household Products — 1.8%
Church & Dwight Co., Inc.	15,235	1,177,666
Clorox Co. (The)	9,409	2,064,052
Colgate-Palmolive Co.	962	70,476
Procter & Gamble Co. (The)	39,038	4,667,774

		7,979,968

Industrial Conglomerates — 0.9%
3M Co.	3,192	497,920
Carlisle Cos., Inc.	4,220	505,007
General Electric Co.	6,462	44,136
Honeywell International, Inc.	16,376	2,367,806
Roper Technologies, Inc	1,931	749,730

		4,164,599

Insurance — 1.9%
Aflac, Inc.	5,036	181,447
Arthur J Gallagher & Co.	1,686	164,368
Brown & Brown, Inc.	2,419	98,598
Cincinnati Financial Corp.	41,658	2,667,362
First American Financial Corp.	8,902	427,474
Globe Life, Inc.	11,370	843,995
Hartford Financial Services Group, Inc. (The)	1,065	41,056
Marsh & McLennan Cos., Inc.	8,905	956,130
Progressive Corp. (The)	3,143	251,786
Prudential Financial, Inc.	35,662	2,171,816
Reinsurance Group of America, Inc.	794	62,281
Unum Group	16,057	266,386
Willis Towers Watson plc	1,933	380,704

		8,513,403

Interactive Media & Services — 5.0%(b)
Alphabet, Inc., Class A	5,952	8,440,233
Alphabet, Inc., Class C	4,395	6,212,816
Facebook, Inc., Class A	27,605	6,268,267
Twitter, Inc.	29,592	881,546
Yelp, Inc.	8,114	187,677

		21,990,539

Internet & Direct Marketing Retail — 5.3%
Amazon.com, Inc.(b)	8,010	22,098,148
eBay, Inc.	11,043	579,205
Etsy, Inc.(b)	2,117	224,889
Grubhub, Inc.(b)	1,371	96,381
Wayfair, Inc., Class A(b)	1,804	356,489

		23,355,112

IT Services — 5.2%
Accenture plc, Class A	2,611	560,634
Amdocs Ltd.	4,845	294,964
Automatic Data Processing, Inc.	27,226	4,053,679
DXC Technology Co.	2,388	39,402
Fiserv, Inc.(b)	12,575	1,227,572
Jack Henry & Associates, Inc.	1,939	356,834
Mastercard, Inc., Class A	14,120	4,175,284
Paychex, Inc.	32,516	2,463,087
PayPal Holdings, Inc.(b)	34,297	5,975,566
Visa, Inc., Class A	20,396	3,939,895

		23,086,917

Leisure Products — 0.0%
Peloton Interactive, Inc., Class A(b)	661	38,186

Security	Shares	Value

Life Sciences Tools & Services — 0.1%
Mettler-Toledo International, Inc.(b)	115	$92,638
Thermo Fisher Scientific, Inc.	564	204,360

		296,998

Machinery — 2.1%
AGCO Corp.	5,978	331,540
Deere & Co.(a)	7,156	1,124,565
Fortive Corp.	1,186	80,245
Illinois Tool Works, Inc.	16,127	2,819,806
Middleby Corp. (The)(b)	2,881	227,426
Oshkosh Corp.	19,741	1,413,851
PACCAR, Inc.	17,019	1,273,872
Snap-on, Inc.(a)	5,793	802,389
Toro Co. (The)	1,274	84,517
Xylem, Inc.	14,320	930,227

		9,088,438

Media — 1.6%
Altice USA, Inc., Class A(b)	8,301	187,104
AMC Networks, Inc., Class A(a)(b)	14,462	338,266
Cable One, Inc.	62	110,041
Comcast Corp., Class A(a)	37,518	1,462,452
Discovery, Inc., Class A(b)	29,212	616,373
Interpublic Group of Cos., Inc. (The)	106,126	1,821,122
Liberty Media Corp.-Liberty SiriusXM, Class A(b)	1,284	44,324
Sirius XM Holdings, Inc.	391,779	2,299,743
TEGNA, Inc.	3,548	39,525
ViacomCBS, Inc.(a)	2,695	62,847

		6,981,797

Metals & Mining — 0.3%
Alcoa Corp.(b)	40,588	456,209
Reliance Steel & Aluminum Co.	5,845	554,866
Steel Dynamics, Inc.	4,278	111,613

		1,122,688

Multiline Retail — 0.3%
Macy’s, Inc.(a)	28,419	195,523
Target Corp.	9,644	1,156,605

		1,352,128

Multi-Utilities — 0.7%
Ameren Corp.	17,263	1,214,624
CMS Energy Corp.	14,297	835,231
Consolidated Edison, Inc.	17,331	1,246,619

		3,296,474

Oil, Gas & Consumable Fuels — 1.7%
Chevron Corp.	15,753	1,405,640
Concho Resources, Inc.	2,869	147,754
ConocoPhillips	20,049	842,459
Continental Resources, Inc.	19,900	348,847
EOG Resources, Inc.	28,338	1,435,603
Exxon Mobil Corp.	8,886	397,382
Marathon Oil Corp.(a)	109,906	672,625
ONEOK, Inc.	2,528	83,980
PBF Energy, Inc., Class A(a)	10,605	108,595
Phillips 66	1,902	136,754
Suncor Energy, Inc.	31,570	532,270
Valero Energy Corp.	11,734	690,194
Williams Cos., Inc. (The)	27,566	524,305

		7,326,408

Paper & Forest Products — 0.1%
Domtar Corp.	25,867	546,052

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Advantage Large Cap Core V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals — 3.8%
Bristol-Myers Squibb Co.	31,904	$1,875,955
Elanco Animal Health, Inc.(b)	12,024	257,915
Eli Lilly & Co.	9,115	1,496,501
Johnson & Johnson	21,698	3,051,390
Merck & Co., Inc.	70,009	5,413,796
Mylan NV(b)	13,746	221,035
Pfizer, Inc.	62,051	2,029,068
Zoetis, Inc.	18,687	2,560,866

		16,906,526

Professional Services — 0.4%
IHS Markit Ltd.	7,493	565,722
Robert Half International, Inc.	19,123	1,010,268

		1,575,990

Road & Rail — 0.9%
AMERCO	1,518	458,725
CSX Corp.	11,114	775,090
Landstar System, Inc.	4,472	502,250
Norfolk Southern Corp.	5,394	947,025
Union Pacific Corp.	6,814	1,152,043

		3,835,133

Semiconductors & Semiconductor Equipment — 4.6%
Analog Devices, Inc.	387	47,462
Applied Materials, Inc.	35,064	2,119,619
Cirrus Logic, Inc.(b)	16,992	1,049,766
Intel Corp.	89,545	5,357,477
Lam Research Corp.	5,560	1,798,437
NVIDIA Corp.	18,147	6,894,227
Silicon Laboratories, Inc.(b)	476	47,728
Skyworks Solutions, Inc.	8,766	1,120,821
Texas Instruments, Inc.	11,409	1,448,601
Xilinx, Inc.	2,791	274,606

		20,158,744

Software — 10.4%
Adobe, Inc.(b)	12,087	5,261,592
Atlassian Corp. plc, Class A(b)	4,337	781,831
Autodesk, Inc.(b)	318	76,062
Citrix Systems, Inc.	4,928	728,901
Cloudflare, Inc., Class A(b)	13,395	481,550
DocuSign, Inc.(b)	4,920	847,273
HubSpot, Inc.(b)	1,294	290,309
Intuit, Inc.	6,574	1,947,153
Microsoft Corp.	134,439	27,359,681
New Relic, Inc.(b)	3,770	259,753
RingCentral, Inc., Class A(b)	3,734	1,064,227
salesforce.com, Inc.(b)	13,106	2,455,147
ServiceNow, Inc.(b)	1,176	476,351
Slack Technologies, Inc., Class A(b)	18,477	574,450
Smartsheet, Inc., Class A(a)(b)	9,893	503,752
VMware, Inc., Class A(b)	1,736	268,837
Workday, Inc., Class A(b)	3,518	659,132
Zoom Video Communications, Inc., Class A(b)	4,112	1,042,556
Zscaler, Inc.(b)	5,074	555,603

		45,634,160

Specialty Retail — 2.8%
Best Buy Co., Inc.	8,046	702,174
Home Depot, Inc. (The)	28,644	7,175,609
Lowe’s Cos., Inc.	27,520	3,718,502
TJX Cos., Inc. (The)	12,371	625,478

		12,221,763

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 4.7%
Apple, Inc.	55,138	$20,114,342
HP, Inc.	21,927	382,188
NetApp, Inc.	6,735	298,832

		20,795,362

Textiles, Apparel & Luxury Goods — 0.9%
Lululemon Athletica, Inc.(a)(b)	1,678	523,553
NIKE, Inc., Class B	30,119	2,953,168
VF Corp.	6,134	373,806

		3,850,527

Thrifts & Mortgage Finance — 0.0%
Essent Group Ltd.	1,458	52,882
MGIC Investment Corp.	16,110	131,941

		184,823

Tobacco — 0.0%
Altria Group, Inc.	3,103	121,793

Trading Companies & Distributors — 0.4%
Fastenal Co.	1,025	43,911
GATX Corp.(a)	17,949	1,094,530
SiteOne Landscape Supply, Inc.(b)	325	37,040
WESCO International, Inc.(b)	1,277	44,835
WW Grainger, Inc.	1,048	329,240

		1,549,556

Water Utilities — 0.7%
American Water Works Co., Inc.	23,296	2,997,263

Wireless Telecommunication Services — 0.3%
Telephone & Data Systems, Inc.	40,871	812,515
United States Cellular Corp.(b)	22,070	681,301

		1,493,816

Total Common Stocks — 96.9% (Cost: $390,410,465)		426,756,321

Rights — 0.0%

Pharmaceuticals — 0.0%(b)
Bristol-Myers Squibb Co	11,568	41,413

Total Rights — 0.0% (Cost: $24,640)		41,413

Total Long-Term Investments — 96.9% (Cost: $390,435,105)		426,797,734

Short-Term Securities — 4.7%(c)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%*	12,463,628	12,463,628
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 0.05%	88,171	88,171
SL Liquidity Series, LLC, Money Market Series, 0.50%(d)*	8,059,614	8,066,062

Total Short-Term Securities — 4.7% (Cost: $20,617,861)		20,617,861

Total Investments — 101.6% (Cost: $411,052,966)		447,415,595

Liabilities in Excess of Other Assets — (1.6)%		(6,971,796)

Net Assets — 100.0%		$440,443,799

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Advantage Large Cap Core V.I. Fund

(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	3,174,969	9,288,659	—	12,463,628	$12,463,628	$16,917		$—	$—
SL Liquidity Series, LLC, Money Market Series(b)	20,681,570	—	(12,621,956)	8,059,614	8,066,062	43,810	(c)	(8,616)	(193)

					$20,529,690	$60,727		$(8,616)	$(193)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Advantage Large Cap Core V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	93	09/18/20	$14,369	$275,153

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$275,153	$—	$—	$—	$275,153

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$839,924	$—	$—	$—	$839,924

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	214,176	—	—	—	214,176

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$13,159,268

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Advantage Large Cap Core V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments	$426,797,734	$—	$—	$426,797,734
Short-Term Securities	12,551,799	—	—	12,551,799

Subtotal	$439,349,533	$—	$—	$439,349,533

Investments valued at NAV (a)				8,066,062

Total Investments				$447,415,595

Derivative Financial Instruments (b)
Assets:
Equity contracts	$275,153	$—	$—	$275,153

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.
(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	11

Statement of Assets and Liabilities  (unaudited)

June 30, 2020

BlackRock Advantage Large Cap Core V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $7,977,571) (cost — $390,523,276)	$426,885,905
Investments at value — affiliated (cost — $20,529,690)	20,529,690
Cash	359
Cash pledged for futures contracts	1,140,000
Receivables:
Investments sold	3,353,604
Securities lending income — affiliated	11,318
Capital shares sold	972
Dividends — affiliated	1,062
Dividends — unaffiliated	320,430
From affiliate(s)	458
Variation margin on futures contracts	197,178
Prepaid expenses	3,667

Total assets	452,444,643

LIABILITIES
Cash collateral on securities loaned at value	8,071,534
Payables:
Investments purchased	3,172,725
Capital shares redeemed	106,291
Distribution fees	58,990
Investment advisory fees	168,409
Other affiliates	1,696
Transfer agent fees	234,531
Other accrued expenses	186,668

Total liabilities	12,000,844

NET ASSETS	$440,443,799

NET ASSETS CONSIST OF
Paid-in capital	$390,955,089
Accumulated earnings	49,488,710

NET ASSETS	$440,443,799

NET ASSET VALUE
Class I — Based on net assets of $155,385,942 and 5,782,771 shares outstanding, 200 million shares authorized, $0.10 par value	$26.87

Class II — Based on net assets of $3,872,229 and 144,028 shares outstanding, 100 million shares authorized, $0.10 par value	$26.89

Class III — Based on net assets of $281,185,628 and 10,576,252 shares outstanding, 100 million shares authorized, $0.10 par value	$26.59

See notes to financial statements.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2020

BlackRock Advantage Large Cap Core V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$16,917
Dividends — unaffiliated	3,933,226
Securities lending income — affiliated — net	43,810
Foreign taxes withheld	(2,265)

Total investment income	3,991,688

EXPENSES
Investment advisory	1,009,882
Transfer agent — class specific	432,804
Distribution — class specific	345,158
Accounting services	37,421
Professional	32,870
Custodian	21,665
Printing	17,939
Directors and Officer	5,051
Transfer agent	2,488
Miscellaneous	4,858

Total expenses	1,910,136
Less:
Fees waived and/or reimbursed by the Manager	(3,086)
Transfer agent fees waived and/or reimbursed — class specific	(283,661)

Total expenses after fees waived and/or reimbursed	1,623,389

Net investment income	2,368,299

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(8,616)
Investments — unaffiliated	4,342,253
Futures contracts	839,924

5,173,561

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(193)
Investments — unaffiliated	(18,505,161)
Futures contracts	214,176

(18,291,178)

Net realized and unrealized loss	(13,117,617)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,749,318)

See notes to financial statements.

FINANCIAL STATEMENTS	13

Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Core V.I. Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,368,299	$5,940,159
Net realized gain	5,173,561	35,747,447
Net change in unrealized appreciation (depreciation)	(18,291,178)	76,995,420
Net increase (decrease) in net assets resulting from operations	(10,749,318)	118,683,026

DISTRIBUTIONS TO SHAREHOLDERS (a)
Class I	—	(10,956,570)
Class II	—	(313,065)
Class III	—	(19,446,891)
Decrease in net assets resulting from distributions to shareholders	—	(30,716,526)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(33,066,435)	(39,726,187)

NET ASSETS
Total increase (decrease) in net assets	(43,815,753)	48,240,313
Beginning of period	484,259,552	436,019,239
End of period	$440,443,799	$484,259,552

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core V.I. Fund

	Class I
	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Net asset value, beginning of period	$27.48	$22.80	$28.45	$31.91	$31.40	$33.26
Net investment income (a)	0.16	0.38	0.42 (b)	0.44	0.39	0.36
Net realized and unrealized gain (loss)	(0.77)	6.20	(1.90)	6.64	2.91	(0.16)
Net increase (decrease) from investment operations	(0.61)	6.58	(1.48)	7.08	3.30	0.20

Distributions (c)
From net investment income	—	(0.39)	(0.44)	(0.47)	(0.40)	(0.39)
From net realized gain	—	(1.51)	(3.73)	(10.07)	(2.39)	(1.67)
Total distributions	—	(1.90)	(4.17)	(10.54)	(2.79)	(2.06)

Net asset value, end of period	$26.87	$27.48	$22.80	$28.45	$31.91	$31.40

Total Return (d)
Based on net asset value	(2.22)%(e)	28.92%	(5.22)%	22.33%	10.55%	0.52%

Ratios to Average Net Assets
Total expenses	0.73%(f)	0.72%	0.74%	0.73%	0.72%	0.71%
Total expenses after fees waived and/or reimbursed	0.57%(f)	0.57%	0.58%	0.58%	0.58%	0.56%
Net investment income	1.28%(f)	1.43%	1.45%(b)	1.27%	1.26%	1.08%

Supplemental Data
Net assets, end of period (000)	$155,386	$169,743	$152,717	$185,938	$175,947	$184,151
Portfolio turnover rate	59%	129%	149%	149%	50%	31%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.06%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core V.I. Fund

	Class II
	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Net asset value, beginning of period	$27.51	$22.83	$28.47	$31.93	$31.42	$33.27
Net investment income (a)	0.14	0.34	0.37 (b)	0.38	0.34	0.30
Net realized and unrealized gain (loss)	(0.76)	6.19	(1.89)	6.64	2.90	(0.16)
Net increase (decrease) from investment operations	(0.62)	6.53	(1.52)	7.02	3.24	0.14

Distributions (c)
From net investment income	—	(0.34)	(0.39)	(0.41)	(0.34)	(0.32)
From net realized gain	—	(1.51)	(3.73)	(10.07)	(2.39)	(1.67)
Total distributions	—	(1.85)	(4.12)	(10.48)	(2.73)	(1.99)

Net asset value, end of period	$26.89	$27.51	$22.83	$28.47	$31.93	$31.42

Total Return (d)
Based on net asset value	(2.25)%(e)	28.67%	(5.37)%	22.12%	10.37%	0.34%

Ratios to Average Net Assets
Total expenses	0.88%(f)	0.87%	0.89%	0.88%	0.88%	0.85%
Total expenses after fees waived and/or reimbursed	0.74%(f)	0.74%	0.75%	0.75%	0.75%	0.73%
Net investment income	1.10%(f)	1.26%	1.28%(b)	1.08%	1.09%	0.91%

Supplemental Data
Net assets, end of period (000)	$3,872	$4,986	$4,390	$4,862	$5,170	$5,333
Portfolio turnover rate	59%	129%	149%	149%	50%	31%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.06%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core V.I. Fund

	Class III
	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Net asset value, beginning of period	$27.22	$22.60	$28.23	$31.74	$31.25	$33.11
Net investment income (a)	0.13	0.30	0.34 (b)	0.34	0.31	0.27
Net realized and unrealized gain (loss)	(0.76)	6.14	(1.89)	6.59	2.88	(0.17)
Net increase (decrease) from investment operations	(0.63)	6.44	(1.55)	6.93	3.19	0.10

Distributions (c)
From net investment income	—	(0.31)	(0.35)	(0.37)	(0.31)	(0.29)
From net realized gain	—	(1.51)	(3.73)	(10.07)	(2.39)	(1.67)
Total distributions	—	(1.82)	(4.08)	(10.44)	(2.70)	(1.96)

Net asset value, end of period	$26.59	$27.22	$22.60	$28.23	$31.74	$31.25

Total Return (d)
Based on net asset value	(2.31)%(e)	28.56%	(5.51)%	21.97%	10.26%	0.23%

Ratios to Average Net Assets
Total expenses	0.98%(f)	0.97%	0.99%	0.99%	0.97%	0.96%
Total expenses after fees waived and/or reimbursed	0.85%(f)	0.85%	0.86%	0.86%	0.86%	0.84%
Net investment income	1.00%(f)	1.15%	1.17%(b)	0.98%	0.98%	0.80%

Supplemental Data
Net assets, end of period (000)	$281,186	$309,530	$278,913	$341,630	$328,040	$306,567
Portfolio turnover rate	59%	129%	149%	149%	50%	31%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.06%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Advantage Large Cap Core V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2020, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (unaudited) (continued)

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Barclays Bank plc	$519,260	$(519,260)	$—
BofA Securities, Inc.	6,082	(6,082)	—
Citigroup Global Markets, Inc.	3,077,928	(3,072,028)	5,900
Credit Suisse Securities (USA) LLC	339,736	(339,664)	72
Deutsche Bank Securities, Inc.	81,358	(78,098)	3,260
Goldman Sachs & Co.	208,735	(208,735)	—
Jefferies LLC	325,121	(325,121)	—
JP Morgan Securities LLC	683,163	(683,163)	—
Morgan Stanley & Co. LLC	2,177,630	(2,177,630)	—
National Financial Services LLC	100,907	(100,409)	498
State Street Bank & Trust Co.	457,651	(457,651)	—
	$7,977,571	$(7,967,841)	$9,730

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of June 30, 2020. Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $250 Million	0.500%
$250 Million — $300 Million	0.450
$300 Million — $400 Million	0.425
Greater than $400 Million	0.400

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Distribution Fees
Class II	0.15%
Class III	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder distribution services to the Fund. The ongoing distribution fee compensates BRIL and each broker-dealer for providing shareholder distribution related services to shareholders.

For the six months ended June 30, 2020, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Distribution Fees
Class II	$3,180
Class III	341,978
$345,158

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent – class specific. For the six months ended June 30, 2020, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$153,322
Class II	4,230
Class III	275,252
$432,804

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. Prior to May 1, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the amount waived was $3,086.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the six months ended June 30, 2020, the Fund reimbursed the Manager $2,823 for certain accounting services, which is included in accounting services in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (unaudited) (continued)

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.05%
Class II	0.07
Class III	0.08

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2020, class specific expense waivers and/or reimbursements were as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$ 115,089
Class II	2,746
Class III	165,826
$ 283,661

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class II	1.40
Class III	1.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2020, the Fund paid BIM $13,652 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Fund did not participate in the Interfund Lending Program.

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, excluding short-term securities, were $250,902,589 and $291,145,739, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$412,374,215

Gross unrealized appreciation	$58,762,264
Gross unrealized depreciation	(23,445,731)

Net unrealized appreciation (depreciation)	$35,316,533

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (unaudited) (continued)

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19
	Shares	Amount	Shares	Amount
Class I
Shares sold	53,543	$1,384,721	119,377	$3,193,650
Shares issued in reinvestment of distributions	—	—	403,253	10,956,570
Shares redeemed	(448,355)	(11,578,774)	(1,044,097)	(27,816,664)
Net decrease	(394,812)	$(10,194,053)	(521,467)	$(13,666,444)
Class II
Shares sold	50,337	$1,233,767	21,719	$577,422
Shares issued in reinvestment of distributions	—	—	11,505	313,065
Shares redeemed	(87,535)	(2,198,336)	(44,326)	(1,190,547)
Net decrease	(37,198)	$(964,569)	(11,102)	$(300,060)
Class III
Shares sold	306,704	$7,459,107	411,381	$10,712,715
Shares issued in reinvestment of distributions	—	—	722,384	19,446,891
Shares redeemed	(1,099,924)	(29,366,920)	(2,104,593)	(55,919,289)
Net decrease	(793,220)	$(21,907,813)	(970,828)	$(25,759,683)
Total Net Decrease	(1,225,230)	$(33,066,435)	(1,503,397)	$(39,726,187)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviation

S&P	Standard & Poor’s

GLOSSARY OF TERMS USED IN THIS REPORT	25

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Variable Series Funds, Inc.

•	BlackRock Advantage Large Cap Value V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of June 30, 2020	BlackRock Advantage Large Cap Value V.I. Fund

Investment Objective

BlackRock Advantage Large Cap Value V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

The Fund performed well navigating a highly volatile market backdrop during the period. At the beginning of 2020, markets were touching new highs in a strong risk-on rally driven by excitement for a phase one trade deal between the United States and China. The anticipation of a resolution for the trade dispute, and the actual deal itself, helped boost stocks through mid-February. However, the spread of a coronavirus across the globe provided an inflection point leading to a steep market decline. Investor concerns mounted amid broadly enforced economic shutdowns, as expectations of growth and employment were impacted. The speed of the selloff drove one of the worst quarterly returns for U.S. equities on record as volatility hit levels last observed during the 2008 global financial crisis. As a result, policy makers stepped in with both fiscal and monetary packages aimed at supporting the market. In the second quarter of 2020, U.S. equities recovered sharply as policy stimulus exceeded expectations and the economy slowly reopened. Further supporting markets, economic data improved after hitting troughs earlier in the year. Both U.S. retail sales and jobs data surprised in May, creating hope for a strong recovery. This prompted a sharp reversal in market leadership, as positions that had benefited earlier from the coronavirus pandemic began to underperform more value-oriented cyclicals. The recovery ultimately moderated in June amid rising coronavirus cases, reestablishing leadership for growth over value.

Sentiment-based stock selection signals drove the Fund’s relative outperformance as trend-based measures were broadly able to successfully identify the evolving marketplace. The best-performing signals were sentiment measures that benefit from alternative data. These were able to successfully identify the evolving economic landscape as traditional data sets struggled to catch up. Signals that look toward bond market sentiment and non-obvious news, as well as those that capture supply chain disruptions, were most additive to excess performance in the period. Additionally, there was continued strength from insights related to environmental, social and governance (“ESG”) factors, which tend to demonstrate portfolio resilience during market declines. Specifically, a recently added insight that identifies investor flows into ESG-related positions was one of the top performing signals after successfully capturing an evolving investor preference for sustainability. Elsewhere, other fundamental quality signals, such as those with a preference for lower volatility stocks, outperformed given the market volatility.

Select insights struggled during the period. Text-based analyses that capture trends across earnings expectations and fundamentals were top detractors as near-term economic challenges outweighed prior guidance. Certain macro-thematic insights struggled against the rapidly evolving backdrop. A style-timing insight focused on momentum exposures detracted given the sharp rotations in and out of favor of that style during the period. Similarly, macro insights that that look toward import costs were also weak in the period. Growth and technology stocks continued to dominate market leadership, presenting a headwind to value-based insights.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. Among these is a new signal that uses the investment adviser’s existing library of insights to create bespoke allocation models at the individual stock level. This builds upon earlier machine-learned capabilities developed by the investment adviser. Additionally, a new insight that looks to identify trade crowding from broker concentration was added. Finally, given the dynamism of the current environment, the Fund instituted enhanced signal constructs to best identify emerging trends, such as “work from home.”

Describe portfolio positioning at period end.

Relative to the Russell 1000® Value Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund ended the period with slight overweight positions in the financials and utilities sectors and slight underweight positions in communication services and industrials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock Advantage Large Cap Value V.I. Fund

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
Class I (b)(c)	(14.71)%	(8.03)%	5.02%	10.00%
Class II (b)(c)	(14.80)	(8.23)	4.83	9.80
Class III (b)(c)	(14.80)	(8.31)	4.71	9.66
Russell 1000® Value Index(d)	(16.26)	(8.84)	4.64	10.41

(a)	For the portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(c)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Large Cap Value V.I. Fund”.

(d)	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to book ratios and lower expected growth values.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	19%
Health Care	14
Industrials	11
Information Technology	10
Communication Services	8
Consumer Staples	8
Consumer Discretionary	7
Utilities	7
Energy	5
Real Estate	4
Materials	4
Short-Term Securities	7
Liabilities in Excess of Other Assets	(4)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$852.90	$2.76	$1,000.00	$1,021.88	$3.02	0.60%
Class II	1,000.00	852.00	3.45	1,000.00	1,021.13	3.77	0.75
Class III	1,000.00	852.00	3.91	1,000.00	1,020.64	4.27	0.85

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock Advantage Large Cap Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 97.1%

Aerospace & Defense — 1.8%
Axon Enterprise, Inc.(a)	368	$36,112
Boeing Co. (The)	1,557	285,398
Curtiss-Wright Corp.	1,801	160,793
General Dynamics Corp.	1,935	289,205
Hexcel Corp.(b)	994	44,949
L3Harris Technologies, Inc.	1,024	173,742
Mercury Systems, Inc.(a)	757	59,546
Northrop Grumman Corp.	152	46,731
Raytheon Technologies Corp.	1,181	72,773
Spirit AeroSystems Holdings, Inc., Class A	1,513	36,221
Teledyne Technologies, Inc.(a)	508	157,963

		1,363,433

Air Freight & Logistics — 0.2%
FedEx Corp.	1,157	162,235

Airlines — 0.5%
Alaska Air Group, Inc.	1,368	49,604
Delta Air Lines, Inc.	6,283	176,238
Southwest Airlines Co.	4,279	146,256

		372,098

Auto Components — 0.4%
Aptiv plc	2,067	161,061
Goodyear Tire & Rubber Co. (The)	14,561	130,248

		291,309

Automobiles — 0.1%
Harley-Davidson, Inc.	3,495	83,076

Banks — 7.6%
Bank of America Corp.	47,701	1,132,899
CIT Group, Inc.	583	12,086
Citigroup, Inc.	6,575	335,982
Citizens Financial Group, Inc.	11,265	284,329
Comerica, Inc.	966	36,805
Cullen/Frost Bankers, Inc.(b)	3,641	272,019
First Horizon National Corp.	13,399	133,454
JPMorgan Chase & Co.	19,355	1,820,531
PacWest Bancorp	575	11,333
PNC Financial Services Group, Inc. (The)	1,579	166,127
Regions Financial Corp.	5,077	56,456
Synovus Financial Corp.	493	10,121
US Bancorp	6,455	237,673
Wells Fargo & Co.	50,339	1,288,678
Wintrust Financial Corp.	1,014	44,231
Zions Bancorp NA	2,737	93,058

		5,935,782

Beverages — 1.8%
Brown-Forman Corp., Class B(b)	1,800	114,588
Coca-Cola Co. (The)	3,193	142,663
Coca-Cola European Partners plc	3,615	136,503
Constellation Brands, Inc., Class A	313	54,759
Keurig Dr Pepper, Inc.	2,928	83,155
Molson Coors Beverage Co., Class B(b)	832	28,588
PepsiCo, Inc.	6,238	825,038

		1,385,294

Biotechnology — 3.1%
AbbVie, Inc.	7,940	779,549
Amgen, Inc.	1,349	318,175
Biogen, Inc.(a)	797	213,238
Gilead Sciences, Inc.	12,673	975,061
Regeneron Pharmaceuticals, Inc.(a)	225	140,321

Security	Shares	Value

Biotechnology (continued)
Sage Therapeutics, Inc.(a)	388	$16,133

		2,442,477

Building Products — 1.0%
Advanced Drainage Systems, Inc.	1,009	49,845
Allegion plc	5,469	559,041
Owens Corning	853	47,563
Resideo Technologies, Inc.(a)	5,466	64,062
Trex Co., Inc.(a)	362	47,085

		767,596

Capital Markets — 3.7%
Affiliated Managers Group, Inc.	137	10,215
Ameriprise Financial, Inc.	1,736	260,469
Bank of New York Mellon Corp. (The)	6,858	265,062
Cboe Global Markets, Inc.	562	52,423
Charles Schwab Corp. (The)	9,916	334,566
CME Group, Inc.	3,113	505,987
E*TRADE Financial Corp.	1,154	57,388
FactSet Research Systems, Inc.(b)	342	112,337
Franklin Resources, Inc.(b)	6,541	137,165
Intercontinental Exchange, Inc.	2,196	201,154
Invesco Ltd.(b)	6,156	66,238
Morgan Stanley	3,385	163,495
Northern Trust Corp.	2,285	181,292
S&P Global, Inc.	464	152,879
State Street Corp.	2,656	168,789
T. Rowe Price Group, Inc.	1,734	214,149
TD Ameritrade Holding Corp.	220	8,004

		2,891,612

Chemicals — 2.8%
Air Products & Chemicals, Inc.	50	12,073
Chemours Co. (The)	2,175	33,386
Dow, Inc.	2,387	97,294
DuPont de Nemours, Inc.	3,193	169,644
Ecolab, Inc.(b)	2,289	455,397
FMC Corp.	2,115	210,696
Linde plc	2,240	475,126
LyondellBasell Industries NV, Class A	2,926	192,297
Mosaic Co. (The)	15,596	195,106
PPG Industries, Inc.	3,199	339,286

		2,180,305

Commercial Services & Supplies — 0.1%
Cintas Corp.	314	83,637

Communications Equipment — 1.2%
Cisco Systems, Inc.	20,191	941,708

Construction & Engineering — 0.3%
EMCOR Group, Inc.	2,006	132,677
MasTec, Inc.(a)	2,037	91,400
Quanta Services, Inc.	756	29,658

		253,735

Consumer Finance — 0.7%
Ally Financial, Inc.	12,808	253,983
American Express Co.	2,477	235,810
Discover Financial Services	617	30,906

		520,699

Containers & Packaging — 0.3%
International Paper Co.	2,846	100,208
Sonoco Products Co.	170	8,889
WestRock Co.	3,181	89,895

		198,992

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Advantage Large Cap Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Consumer Services — 0.4%
Bright Horizons Family Solutions, Inc.(a)	89	$10,431
Graham Holdings Co., Class B	404	138,439
H&R Block, Inc.(b)	12,470	178,071

		326,941

Diversified Financial Services — 3.0%
Berkshire Hathaway, Inc., Class B(a)	13,170	2,350,977

Diversified Telecommunication Services — 3.1%
AT&T, Inc.	40,254	1,216,878
CenturyLink, Inc.(b)	1,322	13,260
Verizon Communications, Inc.	21,031	1,159,439

		2,389,577

Electric Utilities — 3.9%
Alliant Energy Corp.	8,047	384,968
Avangrid, Inc.	891	37,404
Duke Energy Corp.	671	53,606
Eversource Energy	3,710	308,932
Exelon Corp.	3,381	122,696
IDACORP, Inc.	3,625	316,716
NextEra Energy, Inc.	4,670	1,121,594
Pinnacle West Capital Corp.	3,671	269,048
Xcel Energy, Inc.	6,981	436,313

		3,051,277

Electrical Equipment — 0.8%
Generac Holdings, Inc.(a)	1,013	123,515
Hubbell, Inc.	3,752	470,351

		593,866

Electronic Equipment, Instruments & Components — 0.7%
Avnet, Inc.	11,360	316,773
National Instruments Corp.	6,866	265,783

		582,556

Energy Equipment & Services — 0.7%
Baker Hughes Co.	8,081	124,367
ChampionX Corp.(a)	1,849	18,046
Halliburton Co.	3,042	39,485
National Oilwell Varco, Inc.	1,579	19,343
Schlumberger Ltd.	14,385	264,540
TechnipFMC plc	7,741	52,948

		518,729

Entertainment — 1.5%
Activision Blizzard, Inc.	3,051	231,571
Electronic Arts, Inc.(a)	55	7,263
Walt Disney Co. (The)	7,606	848,145
Zynga, Inc., Class A(a)	4,232	40,373

		1,127,352

Equity Real Estate Investment Trusts (REITs) — 4.2%
AvalonBay Communities, Inc.	1,459	225,620
Boston Properties, Inc.	6,375	576,172
Brandywine Realty Trust	5,287	57,575
Camden Property Trust	1,451	132,360
Douglas Emmett, Inc.	5,095	156,213
Equity Residential	9,310	547,614
Essex Property Trust, Inc.	245	56,147
Federal Realty Investment Trust	662	56,409
Healthpeak Properties, Inc.	946	26,072
Host Hotels & Resorts, Inc.	12,669	136,699
Life Storage, Inc.	183	17,376
Macerich Co. (The)(b)	7,724	69,284
National Retail Properties, Inc.	2,345	83,201
Park Hotels & Resorts, Inc.	11,787	116,573
Prologis, Inc.	6,798	634,457

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Realty Income Corp.	4,145	$246,628
Regency Centers Corp.	2,042	93,707
UDR, Inc.	257	9,607
VICI Properties, Inc.	666	13,447
Welltower, Inc.	823	42,590

		3,297,751

Food & Staples Retailing — 1.3%
Costco Wholesale Corp.	1,634	495,445
Performance Food Group Co.(a)	787	22,933
US Foods Holding Corp.(a)	857	16,900
Walmart, Inc.	3,854	461,632

		996,910

Food Products — 2.6%
Campbell Soup Co.(b)	1,193	59,209
General Mills, Inc.(b)	15,665	965,747
Hershey Co. (The)	4,678	606,362
JM Smucker Co. (The)	727	76,924
Lamb Weston Holdings, Inc.	1,136	72,624
Mondelez International, Inc., Class A	4,975	254,372

		2,035,238

Gas Utilities — 0.4%
ONE Gas, Inc.	140	10,787
UGI Corp.(b)	8,254	262,477

		273,264

Health Care Equipment & Supplies — 3.1%
Abbott Laboratories(b)	7,002	640,193
Danaher Corp.	1,901	336,154
Dentsply Sirona, Inc.	828	36,482
Edwards Lifesciences Corp.(a)	5,204	359,648
Hologic, Inc.(a)	2,513	143,241
IDEXX Laboratories, Inc.(a)	71	23,441
Medtronic plc	6,498	595,867
STERIS plc	1,018	156,202
Stryker Corp.	371	66,850
West Pharmaceutical Services, Inc.	375	85,189

		2,443,267

Health Care Providers & Services — 3.1%
Anthem, Inc.	1,493	392,629
Cardinal Health, Inc.	3,057	159,545
Cigna Corp.	1,637	307,183
Covetrus, Inc.(a)	539	9,643
CVS Health Corp.	12,352	802,509
HCA Healthcare, Inc.	1,477	143,358
Humana, Inc.	214	82,978
Laboratory Corp. of America Holdings(a)	446	74,085
McKesson Corp.	1,706	261,735
Quest Diagnostics, Inc.	747	85,128
UnitedHealth Group, Inc.	323	95,269

		2,414,062

Health Care Technology — 0.1%(a)
Teladoc Health, Inc.	401	76,527
Veeva Systems, Inc., Class A	73	17,113

		93,640

Hotels, Restaurants & Leisure — 1.6%
Boyd Gaming Corp.	2,360	49,324
Darden Restaurants, Inc.	2,956	223,976
Extended Stay America, Inc.	7,173	80,266
International Game Technology plc	3,018	26,860
Las Vegas Sands Corp.	531	24,182
McDonald’s Corp.	2,883	531,827
MGM Resorts International	1,264	21,235

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Advantage Large Cap Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Penn National Gaming, Inc.(a)	1,176	$35,915
Texas Roadhouse, Inc.	905	47,576
Vail Resorts, Inc.	61	11,111
Wyndham Destinations, Inc.	317	8,933
Yum! Brands, Inc.	1,659	144,184

		1,205,389

Household Durables — 0.2%
DR Horton, Inc.	2,534	140,510

Household Products — 2.4%
Clorox Co. (The)	2,113	463,529
Colgate-Palmolive Co.	2,173	159,194
Procter & Gamble Co. (The)	10,244	1,224,875

		1,847,598

Industrial Conglomerates — 1.6%
Carlisle Cos., Inc.	1,314	157,246
General Electric Co.	27,355	186,835
Honeywell International, Inc.	4,562	659,619
Roper Technologies, Inc.	607	235,674

		1,239,374

Insurance — 3.8%
Aflac, Inc.	5,156	185,771
Allstate Corp. (The)	941	91,268
American International Group, Inc.	1,355	42,249
American National Insurance Co.(b)	228	16,432
Arch Capital Group Ltd.(a)	1,081	30,971
Brown & Brown, Inc.	3,382	137,850
Cincinnati Financial Corp.	8,333	533,562
First American Financial Corp.	2,206	105,932
Globe Life, Inc.	1,951	144,823
Hanover Insurance Group, Inc. (The)	466	47,220
Hartford Financial Services Group, Inc. (The)	1,563	60,254
Lincoln National Corp.	727	26,746
Marsh & McLennan Cos., Inc.(b)	1,827	196,165
MetLife, Inc.	3,455	126,177
Principal Financial Group, Inc.	535	22,224
Progressive Corp. (The)	1,032	82,673
Prudential Financial, Inc.	10,449	636,344
Reinsurance Group of America, Inc.	1,150	90,206
Travelers Cos., Inc. (The)	465	53,033
Unum Group	6,394	106,076
Willis Towers Watson plc	818	161,105
WR Berkley Corp.	336	19,249

		2,916,330

Interactive Media & Services — 1.3%(a)
Alphabet, Inc., Class A	236	334,660
Alphabet, Inc., Class C	354	500,418
Twitter, Inc.	5,760	171,590

		1,006,668

Internet & Direct Marketing Retail — 1.0%
Amazon.com, Inc.(a)	291	802,817

IT Services — 2.1%
Automatic Data Processing, Inc.	2,466	367,163
Cognizant Technology Solutions Corp., Class A	1,033	58,695
DXC Technology Co.	3,310	54,615
Fiserv, Inc.(a)	3,882	378,961
Leidos Holdings, Inc.	198	18,546
PayPal Holdings, Inc.(a)	1,948	339,400
Perspecta, Inc.	565	13,125
Visa, Inc., Class A	1,983	383,056

		1,613,561

Security	Shares	Value

Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc.	452	$39,943

Machinery — 3.0%
AGCO Corp.	2,446	135,655
Caterpillar, Inc.	1,198	151,547
Deere & Co.(b)	2,654	417,076
Fortive Corp.	1,181	79,907
Illinois Tool Works, Inc.	2,160	377,676
Oshkosh Corp.	5,091	364,617
Otis Worldwide Corp.	1,026	58,338
PACCAR, Inc.	2,795	209,206
Snap-on, Inc.(b)	1,585	219,538
Stanley Black & Decker, Inc.	83	11,569
Toro Co. (The)	1,137	75,429
Xylem, Inc.	3,266	212,159

		2,312,717

Media — 2.2%
Comcast Corp., Class A	18,403	717,349
Discovery, Inc., Class A(a)(b)	6,497	137,087
Discovery, Inc., Class C(a)	377	7,261
Interpublic Group of Cos., Inc. (The)	21,767	373,522
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	535	18,468
Nexstar Media Group, Inc., Class A	566	47,368
Omnicom Group, Inc.	646	35,272
Sirius XM Holdings, Inc.(b)	39,005	228,959
TEGNA, Inc.	617	6,873
ViacomCBS, Inc., Class B(b)	5,383	125,532

		1,697,691

Metals & Mining — 0.8%
Alcoa Corp.(a)	9,679	108,792
Freeport-McMoRan, Inc.	3,887	44,972
Newmont Corp.	1,597	98,599
Reliance Steel & Aluminum Co.	2,015	191,284
Southern Copper Corp.(b)	1,780	70,791
Steel Dynamics, Inc.	5,397	140,808

		655,246

Multiline Retail — 0.6%
Macy’s, Inc.(b)	3,985	27,417
Target Corp.	3,346	401,286

		428,703

Multi-Utilities — 1.4%
Ameren Corp.	7,453	524,393
CMS Energy Corp.	5,861	342,400
Consolidated Edison, Inc.	2,300	165,439
Public Service Enterprise Group, Inc.	1,501	73,789

		1,106,021

Oil, Gas & Consumable Fuels — 4.1%
Chevron Corp.	8,399	749,443
Concho Resources, Inc.	998	51,397
ConocoPhillips	7,614	319,940
Continental Resources, Inc.	6,527	114,418
EOG Resources, Inc.	7,777	393,983
Exxon Mobil Corp.	10,011	447,692
Hess Corp.	495	25,646
Kinder Morgan, Inc.	13,799	209,331
Marathon Oil Corp.(b)	29,992	183,551
ONEOK, Inc.	1,942	64,513
PBF Energy, Inc., Class A(b)	5,133	52,562
Phillips 66	3,022	217,282
Suncor Energy, Inc.	1,478	24,919
Valero Energy Corp.	3,469	204,046

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Advantage Large Cap Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc. (The)	5,181	$98,543

		3,157,266

Paper & Forest Products — 0.1%
Domtar Corp.	5,254	110,912

Pharmaceuticals — 4.7%
Bristol-Myers Squibb Co.	5,165	303,702
Elanco Animal Health, Inc.(a)	6,089	130,609
Johnson & Johnson	11,034	1,551,712
Merck & Co., Inc.	6,776	523,988
Mylan NV(a)	1,491	23,975
Pfizer, Inc.	30,994	1,013,504
Zoetis, Inc.	960	131,558

		3,679,048

Professional Services — 0.2%
IHS Markit Ltd.	818	61,759
Robert Half International, Inc.	1,527	80,671

		142,430

Real Estate Management & Development — 0.0%
CBRE Group, Inc., Class A(a)	506	22,881

Road & Rail — 1.1%
AMERCO	306	92,470
CSX Corp.	3,063	213,614
Landstar System, Inc.	97	10,894
Lyft, Inc., Class A(a)	1,937	63,940
Norfolk Southern Corp.	1,849	324,629
Uber Technologies, Inc.(a)	1,973	61,321
Union Pacific Corp.	650	109,895

		876,763

Semiconductors & Semiconductor Equipment — 3.9%
Analog Devices, Inc.	552	67,697
Applied Materials, Inc.	10,073	608,913
Cirrus Logic, Inc.(a)	307	18,967
Intel Corp.	33,106	1,980,732
NVIDIA Corp.	963	365,853

		3,042,162

Software — 1.5%
Atlassian Corp. plc, Class A(a)	414	74,632
Citrix Systems, Inc.	1,011	149,537
Cloudflare, Inc., Class A(a)	2,151	77,328
DocuSign, Inc.(a)	469	80,766
Intuit, Inc.	44	13,032
Microsoft Corp.	2,024	411,904
RingCentral, Inc., Class A(a)	265	75,528
Slack Technologies, Inc., Class A(a)	2,377	73,901
Smartsheet, Inc., Class A(a)(b)	1,542	78,519
VMware, Inc., Class A(a)	106	16,415
Zoom Video Communications, Inc., Class A(a)	289	73,273
Zscaler, Inc.(a)	697	76,322

		1,201,157

Specialty Retail — 2.2%
Best Buy Co., Inc.	1,574	137,363
Dick’s Sporting Goods, Inc.	216	8,912

Security	Shares	Value

Specialty Retail (continued)
Home Depot, Inc. (The)	5,401	$1,353,004
Lowe’s Cos., Inc.	1,641	221,732
TJX Cos., Inc. (The)	139	7,028

		1,728,039

Technology Hardware, Storage & Peripherals — 0.3%
HP, Inc.	8,801	153,402
NetApp, Inc.	1,401	62,162
Xerox Holdings Corp.	656	10,030

		225,594

Textiles, Apparel & Luxury Goods — 0.4%
Levi Strauss & Co., Class A	1,314	17,608
NIKE, Inc., Class B	1,352	132,564
VF Corp.	2,045	124,622

		274,794

Thrifts & Mortgage Finance — 0.1%
MGIC Investment Corp.	7,862	64,390

Tobacco — 0.1%
Altria Group, Inc.	377	14,797
Philip Morris International, Inc.	978	68,519

		83,316

Trading Companies & Distributors — 0.5%
Fastenal Co.	189	8,097
GATX Corp.(b)	3,426	208,917
SiteOne Landscape Supply, Inc.(a)	775	88,327
WESCO International, Inc.(a)	2,046	71,835
WW Grainger, Inc.	65	20,420

		397,596

Water Utilities — 0.9%
American Water Works Co., Inc.	5,153	662,985

Wireless Telecommunication Services — 0.4%
Telephone & Data Systems, Inc.	7,127	141,685
United States Cellular Corp.(a)	4,939	152,467

		294,152

Total Common Stocks — 97.1% (Cost: $79,510,470)		75,345,448

Total Long-Term Investments — 97.1% (Cost: $79,510,470)		75,345,448

	Shares

Short-Term Securities — 6.8%(c)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%*	1,959,763	1,959,763
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 0.05%	45,883	45,883
SL Liquidity Series, LLC, Money Market Series, 0.50%(d)*	3,275,636	3,278,256

Total Short-Term Securities — 6.8% (Cost: $5,284,013)		5,283,902

Total Investments — 103.9% (Cost: $84,794,483)		80,629,350

Liabilities in Excess of Other Assets — (3.9)%		(3,052,450)

Net Assets — 100.0%		$77,576,900

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Advantage Large Cap Value V.I. Fund

(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation	)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	915,491	1,044,272	—	1,959,763	$1,959,763	$3,714		$—	$—
SL Liquidity Series, LLC, Money Market Series(b)	6,772,706	—	(3,497,070)	3,275,636	3,278,256	10,006	(c)	(6,811)	(437)

					$5,238,019	$13,720		$(6,811)	$(437)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Advantage Large Cap Value V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	16	09/18/20	$2,472	$47,214

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$47,214	$—	$—	$—	$47,214

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(25,516)	$—	$—	$—	$(25,516)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	33,048	—	—	—	33,048

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,392,445

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments	$75,345,448	$—	$—	$75,345,448
Short-Term Securities	2,005,646	—	—	2,005,646

Subtotal	$77,351,094	$—	$—	$77,351,094

Investments valued at NAV (a)				3,278,256

Total Investments				$80,629,350

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Advantage Large Cap Value V.I. Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments (b)
Assets:
Equity contracts	$47,214	$—	$—	$47,214

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.
(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	11

Statement of Assets and Liabilities  (unaudited)

June 30, 2020

BlackRock Advantage Large Cap Value V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $3,252,588) (cost — $79,556,353)	$75,391,331
Investments at value — affiliated (cost — $5,238,130)	5,238,019
Cash pledged for futures contracts	170,000
Receivables:
Investments sold	1,038,852
Securities lending income — affiliated	1,772
Capital shares sold	2,060
Dividends — affiliated	193
Dividends — unaffiliated	88,926
From affiliate(s)	830
Variation margin on futures contracts	30,433
Prepaid expenses	729

Total assets	81,963,145

LIABILITIES
Cash collateral on securities loaned at value	3,282,899
Payables:
Investments purchased	836,929
Capital shares redeemed	63,511
Distribution fees	1,152
Investment advisory fees	28,757
Other affiliates	354
Other accrued expenses	172,643

Total liabilities	4,386,245

NET ASSETS	$77,576,900

NET ASSETS CONSIST OF
Paid-in capital	$83,573,388
Accumulated loss	(5,996,488)

NET ASSETS	$77,576,900

NET ASSET VALUE
Class I — Based on net assets of $71,620,413 and 8,519,541 shares outstanding, 100 million shares authorized, $0.10 par value	$8.41

Class II — Based on net assets of $579,977 and 68,527 shares outstanding, 100 million shares authorized, $0.10 par value	$8.46

Class III — Based on net assets of $5,376,510 and 653,567 shares outstanding, 100 million shares authorized, $0.10 par value	$8.23

See notes to financial statements.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2020

BlackRock Advantage Large Cap Value V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$3,714
Dividends — unaffiliated	1,077,306
Securities lending income — affiliated — net	10,006
Foreign taxes withheld	(739)

Total investment income	1,090,287

EXPENSES
Investment advisory	303,347
Transfer agent — class specific	79,839
Accounting services	25,109
Professional	20,164
Custodian	11,644
Distribution — class specific	6,651
Directors and Officer	2,735
Transfer agent	2,488
Printing	1,279
Miscellaneous	2,135

Total expenses	455,391
Less:
Fees waived and/or reimbursed by the Manager	(126,432)
Transfer agent fees waived and/or reimbursed — class specific	(79,839)

Total expenses after fees waived and/or reimbursed	249,120

Net investment income	841,167

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Investments — affiliated	(6,811)
Investments — unaffiliated	(3,487,754)
Futures contracts	(25,516)

(3,520,081)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(437)
Investments — unaffiliated	(11,264,768)
Futures contracts	33,048

(11,232,157)

Net realized and unrealized loss	(14,752,238)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,911,071)

See notes to financial statements.

FINANCIAL STATEMENTS	13

Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Value V.I. Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$841,167	$1,955,805
Net realized gain (loss)	(3,520,081)	5,652,429
Net change in unrealized appreciation (depreciation)	(11,232,157)	12,949,136
Net increase (decrease) in net assets resulting from operations	(13,911,071)	20,557,370

DISTRIBUTIONS TO SHAREHOLDERS (a)
Class I	—	(5,280,887)
Class II	—	(83,595)
Class III	—	(272,257)
Decrease in net assets resulting from distributions to shareholders	—	(5,636,739)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(2,956,885)	(7,849,629)

NET ASSETS
Total increase (decrease) in net assets	(16,867,956)	7,071,002
Beginning of period	94,444,856	87,373,854
End of period	$77,576,900	$94,444,856

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value V.I. Fund

	Class I
	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Net asset value, beginning of period	$9.86	$8.40	$10.63	$12.06	$11.49	$12.74
Net investment income (a)	0.09	0.20	0.20 (b)	0.20	0.15	0.14
Net realized and unrealized gain (loss)	(1.54)	1.88	(1.08)	1.86	1.41	(0.36)
Net increase (decrease) from investment operations	(1.45)	2.08	(0.88)	2.06	1.56	(0.22)

Distributions (c)
From net investment income	—	(0.20)	(0.21)	(0.21)	(0.16)	(0.15)
From net realized gain	—	(0.42)	(1.14)	(3.28)	(0.83)	(0.88)
Total distributions	—	(0.62)	(1.35)	(3.49)	(0.99)	(1.03)

Net asset value, end of period	$8.41	$9.86	$8.40	$10.63	$12.06	$11.49

Total Return (d)
Based on net asset value	(14.71)%(e)	24.89%	(8.20)%	17.22%	13.60%	(1.72)%

Ratios to Average Net Assets (f)
Total expenses	1.11%(g)	1.13%	1.17%	1.17%	1.09%	1.08%
Total expenses after fees waived and/or reimbursed	0.60%(g)	0.60%	0.61%	0.71%	0.82%	0.77%
Net investment income	2.10%(g)	2.12%	1.90%(b)	1.57%	1.29%	1.14%

Supplemental Data
Net assets, end of period (000)	$71,620	$87,984	$78,685	$99,213	$92,795	$93,983
Portfolio turnover rate	74%	144%	164%	168%	47%	29%

(a) Based on average shares outstanding.

(b) Net investment income per share and the ratio of net investment income to average net assets includes $ 0.01 per share and 0.09%, respectively, resulting from a non-recurring dividend.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	—%	—%	0.00%	0.01%	—%	—%

(g)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value V.I. Fund

	Class II
	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Net asset value, beginning of period	$9.93	$8.44	$10.67	$12.09	$11.52	$12.77
Net investment income (a)	0.08	0.19	0.19 (b)	0.18	0.13	0.12
Net realized and unrealized gain (loss)	(1.55)	1.89	(1.09)	1.86	1.40	(0.36)
Net increase (decrease) from investment operations	(1.47)	2.08	(0.90)	2.04	1.53	(0.24)

Distributions (c)
From net investment income	—	(0.17)	(0.19)	(0.18)	(0.13)	(0.13)
From net realized gain	—	(0.42)	(1.14)	(3.28)	(0.83)	(0.88)
Total distributions	—	(0.59)	(1.33)	(3.46)	(0.96)	(1.01)

Net asset value, end of period	$8.46	$9.93	$8.44	$10.67	$12.09	$11.52

Total Return (d)
Based on net asset value	(14.80)%(e)	24.69%	(8.37)%	17.06%	13.35%	(1.96)%

Ratios to Average Net Assets (f)
Total expenses	1.23%(g)	1.27%	1.32%	1.32%	1.27%	1.19%
Total expenses after fees waived and/or reimbursed	0.75%(g)	0.75%	0.76%	0.88%	1.03%	0.96%
Net investment income	1.94%(g)	1.95%	1.74%(b)	1.38%	1.10%	0.95%

Supplemental Data
Net assets, end of period (000)	$580	$1,484	$4,813	$7,063	$6,060	$5,680
Portfolio turnover rate	74%	144%	164%	168%	47%	29%

(a) Based on average shares outstanding.

(b) Net investment income per share and the ratio of net investment income to average net assets includes $ 0.01 per share and 0.10%, respectively, resulting from a non-recurring dividend.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	—%	—%	0.00%	0.01%	—%	—%

(g)	Annualized.

See notes to financial statements.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value V.I. Fund

	Class III
	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Net asset value, beginning of period	$9.66	$8.24	$10.46	$11.92	$11.37	$12.61
Net investment income (a)	0.08	0.18	0.18 (b)	0.16	0.11	0.10
Net realized and unrealized gain (loss)	(1.51)	1.84	(1.07)	1.83	1.38	(0.36)
Net increase (decrease) from investment operations	(1.43)	2.02	(0.89)	1.99	1.49	(0.26)

Distributions (c)
From net investment income	—	(0.18)	(0.19)	(0.17)	(0.11)	(0.10)
From net realized gain	—	(0.42)	(1.14)	(3.28)	(0.83)	(0.88)
Total distributions	—	(0.60)	(1.33)	(3.45)	(0.94)	(0.98)

Net asset value, end of period	$8.23	$9.66	$8.24	$10.46	$11.92	$11.37

Total Return (d)
Based on net asset value	(14.80)%(e)	24.60%	(8.46)%	16.86%	13.17%	(2.11)%

Ratios to Average Net Assets (f)
Total expenses	1.37%(g)	1.38%	1.42%	1.43%	1.35%	1.34%
Total expenses after fees waived and/or reimbursed	0.85%(g)	0.85%	0.86%	0.99%	1.18%	1.13%
Net investment income	1.88%(g)	1.88%	1.70%(b)	1.26%	0.92%	0.78%

Supplemental Data
Net assets, end of period (000)	$5,377	$4,976	$3,876	$3,019	$1,930	$1,810
Portfolio turnover rate	74%	144%	164%	168%	47%	29%

(a) Based on average shares outstanding.

(b) Net investment income per share and the ratio of net investment income to average net assets includes $ 0.01 per share and 0.09%, respectively, resulting from a non-recurring dividend.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	—%	—%	0.00%	0.01%	—%	—%

(g)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Advantage Large Cap Value V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2020, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (unaudited) (continued)

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Barclays Bank plc	$130,312	$(130,312)	$—
BofA Securities, Inc.	6,041	(6,041)	—
Citigroup Global Markets, Inc.	1,992,674	(1,992,674)	—
Credit Suisse Securities (USA) LLC	259,337	(259,337)	—
Goldman Sachs & Co.	90,372	(90,372)	—
JP Morgan Securities LLC	250,746	(250,746)	—
Morgan Stanley & Co. LLC	471,163	(471,163)	—
National Financial Services LLC	16,039	(16,039)	—
State Street Bank & Trust Co.	35,904	(35,904)	—
	$3,252,588	$(3,252,588)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.75%
$1 Billion — $3 Billion	0.71
$3 Billion — $5 Billion	0.68
$5 Billion — $10 Billion	0.65
Greater than $10 Billion	0.64

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Distribution Fees
Class II	0.15%
Class III	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder distribution services to the Fund. The ongoing distribution fee compensates BRIL and each broker-dealer for providing shareholder distribution related services to shareholders.

For the six months ended June 30, 2020, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Distribution Fees
Class II	$905
Class III	5,746
$6,651

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent – class specific. For the six months ended June 30, 2020, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$74,167
Class II	996
Class III	4,676
$79,839

Expense Limitations, Waivers, and Reimbursements: The Manager has agreed to voluntarily waive 0.05% of its investment advisory fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the amount waived and/or reimbursed was $20,223.

The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Company as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to May 1, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the amount waived was $609.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the six months ended June 30, 2020, the Fund reimbursed the Manager $555 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.00%
Class II	0.05
Class III	0.11

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (unaudited) (continued)

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2020, class specific expense waivers and/or reimbursements are as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$ 74,166
Class II	697
Class III	2,151
$ 77,014

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.60%
Class II	0.75
Class III	0.85

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, the Manager waived and/or reimbursed $105,600 and $2,825, which is included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2020, the Fund paid BIM $3,120 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

7.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, excluding short-term securities, were $59,172,936 and $62,619,140, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$85,097,094

Gross unrealized appreciation	$3,084,508
Gross unrealized depreciation	(7,505,038)

Net unrealized appreciation (depreciation)	$(4,420,530)

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (unaudited) (continued)

resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19
	Shares	Amount	Shares	Amount
Class I
Shares sold	160,063	$1,411,706	351,065	$3,386,062
Shares issued in reinvestment of distributions	—	—	539,411	5,280,887
Shares redeemed	(564,664)	(4,824,811)	(1,336,511)	(12,817,825)
Net decrease	(404,601)	$(3,413,105)	(446,035)	$(4,150,876)
Class II
Shares sold	53,715	$390,836	80,996	$770,410
Shares issued in reinvestment of distributions	—	—	8,478	83,595
Shares redeemed	(134,608)	(1,047,815)	(510,369)	(4,969,798)
Net decrease	(80,893)	$(656,979)	(420,895)	$(4,115,793)
Class III
Shares sold	197,300	$1,594,897	279,094	$2,664,998
Shares issued in reinvestment of distributions	—	—	28,389	272,257
Shares redeemed	(58,890)	(481,698)	(262,713)	(2,520,215)
Net increase	138,410	$1,113,199	44,770	$417,040
Total Net Decrease	(347,084)	$(2,956,885)	(822,160)	$(7,849,629)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviation

S&P	Standard & Poor’s

GLOSSARY OF TERMS USED IN THIS REPORT	25

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Variable Series Funds, Inc.

•	BlackRock Advantage U.S. Total Market V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of June 30, 2020	BlackRock Advantage U.S. Total Market V.I. Fund

Investment Objective

BlackRock Advantage U.S. Total Market V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund outperformed its benchmark, the Russell 3000® Index.

What factors influenced performance?

The Fund performed well navigating a highly volatile market backdrop during the period. At the beginning of 2020, markets were touching new highs in a strong risk-on rally driven by excitement for a phase one trade deal between the United States and China. The anticipation of a resolution for the trade dispute, and the actual deal itself, helped boost stocks through mid-February. However, the spread of a coronavirus across the globe provided an inflection point leading to a steep market decline. Investor concerns mounted amid broadly enforced economic shutdowns, as expectations of growth and employment were impacted. The speed of the selloff drove one of the worst quarterly returns for U.S. equities on record as volatility hit levels last observed during the 2008 global financial crisis. As a result, policy makers stepped in with both fiscal and monetary packages aimed at supporting the market. In the second quarter of 2020, U.S. equities recovered sharply as policy stimulus exceeded expectations and the economy slowly reopened. Further supporting markets, economic data improved after hitting troughs earlier in the year. Both U.S. retail sales and jobs data surprised in May, creating hope for a strong recovery. This prompted a sharp reversal in market leadership, as positions that had benefited earlier from the coronavirus pandemic began to underperform more value-oriented cyclicals. The recovery ultimately moderated in June amid rising coronavirus cases, reestablishing leadership for growth over value.

The Fund’s sentiment measures drove the outperformance for the period, as they were broadly able to successfully navigate the changing market environment. Sentiment-based insights that utilize alternative data also contributed to excess returns. This was most observable across insights that captured supply chain disruptions and look to non-obvious news. Additionally, there was continued strength from insights related to environmental, social and governance (“ESG”) factors, which tend to demonstrate portfolio resilience during market declines. Specifically, a recently added insight that identifies investor flows into ESG-related positions was one of the top performing signals after successfully capturing an evolving investor preference for sustainability.

Unsurprisingly, given the market volatility, insights with a preference for less-leveraged companies also positively contributed. In addition, newer insights that look to capture emerging themes such as “work from home” added value in the period. Capturing how companies are navigating fast-changing consumer habits and the emergence from lockdown using web traffic and mobile application usage was effective. The “real time” nature of these types of measures has been helpful in evaluating the quickly evolving marketplace, specifically across internet & direct marketing retailers.

Select insights struggled during the period. Certain macro-thematic insights struggled against the rapidly evolving backdrop. A style-timing insight focused on momentum exposures detracted given the sharp rotations of that style in and out of favor during the period. Similarly, macro insights that that look toward import and labor costs were also weak in the period. Finally, growth and technology stocks continued to dominate market leadership, presenting a headwind to value-based insights.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. Among these is a new signal that uses the investment adviser’s existing library of insights to create bespoke allocation models at the individual stock level. This builds upon earlier machine-learned capabilities developed by the investment adviser. Additionally, a new insight that looks to identify trade crowding from broker concentration was added. Finally, given the dynamism of the current environment, the Fund has instituted enhanced signal constructs to best identify emerging trends, such as “work from home.”

Describe portfolio positioning at period end.

Relative to the Russell 3000® Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in the consumer discretionary and health care sectors and slight underweight positions in the communication services and information technology.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock Advantage U.S. Total Market V.I. Fund

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
Class I (b)(c)	(2.52)%	6.09%	8.60%	12.88%
Class II (b)(c)	(2.56)	5.90	8.42	12.70
Class III (b)(c)	(2.63)	5.78	8.35	12.63
Russell 3000® Index (d)	(3.48)	6.53	10.03	13.72

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(c)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Value Opportunities V.I. Fund”.

(d)

An index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	25%
Health Care	15
Consumer Discretionary	12
Financials	10
Industrials	9
Communication Services	9
Consumer Staples	7
Real Estate	3
Utilities	3
Materials	2
Energy	2
Short-Term Securities	6
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$974.80	$2.70	$1,000.00	$1,022.13	$2.77	0.55%
Class II	1,000.00	974.40	3.44	1,000.00	1,021.38	3.52	0.70
Class III	1,000.00	973.70	3.93	1,000.00	1,020.89	4.02	0.80

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock Advantage U.S. Total Market V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 96.9%

Aerospace & Defense — 1.4%
Astronics Corp.(a)	7,730	$81,629
Boeing Co. (The)(b)	725	132,893
Curtiss-Wright Corp.	1,257	112,225
HEICO Corp.	2,963	295,263
Hexcel Corp.	614	27,765
L3Harris Technologies, Inc.	1,241	210,560
Lockheed Martin Corp.	1,894	691,159
Mercury Systems, Inc.(a)	655	51,522
Moog, Inc., Class A	310	16,424
Northrop Grumman Corp.	721	221,664
Teledyne Technologies, Inc.(a)	1,272	395,528

		2,236,632

Air Freight & Logistics — 0.3%
FedEx Corp.	285	39,963
Hub Group, Inc., Class A(a)	4,489	214,843
United Parcel Service, Inc., Class B	2,693	299,408

		554,214

Airlines — 0.3%
Alaska Air Group, Inc.	4,433	160,740
Delta Air Lines, Inc.	8,796	246,728
Hawaiian Holdings, Inc.	2,226	31,253

		438,721

Auto Components — 0.1%
Dana, Inc.	16,568	201,964

Automobiles — 0.5%
Tesla, Inc.(a)	783	845,491

Banks — 3.8%
Bank of America Corp.	38,786	921,167
Bank of Hawaii Corp.	251	15,414
Bank OZK(b)	5,409	126,949
BOK Financial Corp.(b)	568	32,058
CIT Group, Inc.	2,980	61,775
Citigroup, Inc.	4,258	217,584
Citizens Financial Group, Inc.	16,883	426,127
Comerica, Inc.	505	19,240
Credicorp Ltd.	156	20,853
Cullen/Frost Bankers, Inc.(b)	5,846	436,755
First Horizon National Corp.	13,586	135,317
IBERIABANK Corp.	275	12,523
JPMorgan Chase & Co.	16,364	1,539,198
M&T Bank Corp.	195	20,274
Pinnacle Financial Partners, Inc.	816	34,264
PNC Financial Services Group, Inc. (The)	345	36,297
Republic First Bancorp, Inc.(a)	25,113	61,276
Sandy Spring Bancorp, Inc.	2,013	49,882
South State Corp.	1,702	81,117
Synovus Financial Corp.	859	17,635
US Bancorp.	5,144	189,402
Webster Financial Corp.	1,132	32,387
Wells Fargo & Co.	55,187	1,412,787
Wintrust Financial Corp.	1,996	87,066
Zions Bancorp NA	3,504	119,136

		6,106,483

Security	Shares	Value

Beverages — 1.8%
Coca-Cola Co. (The)	12,278	$548,581
Coca-Cola European Partners plc	4,619	174,413
Molson Coors Beverage Co., Class B(b)	2,207	75,833
PepsiCo, Inc.	15,775	2,086,401

		2,885,228

Biotechnology — 4.0%
AbbVie, Inc.	18,911	1,856,682
Alkermes plc(a)	7,469	144,936
Amgen, Inc.	6,267	1,478,135
Biogen, Inc.(a)	860	230,093
Bluebird Bio, Inc.(a)	1,164	71,051
Clovis Oncology, Inc.(a)	2,440	16,470
Gilead Sciences, Inc.	14,422	1,109,629
Inovio Pharmaceuticals, Inc.(a)(b)	862	23,231
Moderna, Inc.(a)	2,944	189,034
Novavax, Inc.(a)	350	29,172
Prevail Therapeutics, Inc.(a)	652	9,715
Regeneron Pharmaceuticals, Inc.(a)(b)	849	529,479
Sage Therapeutics, Inc.(a)	2,824	117,422
Sorrento Therapeutics, Inc.(a)(b)	3,652	22,934
United Therapeutics Corp.(a)	593	71,753
Vertex Pharmaceuticals, Inc.(a)	2,113	613,425
Vir Biotechnology, Inc.(a)	263	10,775

		6,523,936

Building Products — 0.7%
Advanced Drainage Systems, Inc.	2,226	109,965
Allegion plc	8,006	818,373
Owens Corning	479	26,709
Resideo Technologies, Inc.(a)	5,472	64,132
Trex Co., Inc.(a)	818	106,397

		1,125,576

Capital Markets — 3.1%
Affiliated Managers Group, Inc.	814	60,692
Ameriprise Financial, Inc.	2,272	340,891
Bank of New York Mellon Corp. (The)	3,928	151,817
Cboe Global Markets, Inc.	1,669	155,684
Charles Schwab Corp. (The)	14,435	487,037
CME Group, Inc.	4,208	683,968
E*TRADE Financial Corp.	579	28,794
FactSet Research Systems, Inc.	1,223	401,719
Franklin Resources, Inc.	1,310	27,471
Intercontinental Exchange, Inc.	5,943	544,379
Invesco Ltd.(b)	5,031	54,133
Moody’s Corp.	1,450	398,358
Northern Trust Corp.	722	57,283
S&P Global, Inc.	3,852	1,269,157
State Street Corp.	2,360	149,978
T. Rowe Price Group, Inc.	746	92,131
TD Ameritrade Holding Corp.	1,394	50,714
Westwood Holdings Group, Inc.	1,973	31,075

		4,985,281

Chemicals — 1.7%
Air Products & Chemicals, Inc.	3,262	787,642
Dow, Inc.	2,129	86,778
Ecolab, Inc.(b)	4,826	960,133
FMC Corp.	180	17,932
Ingevity Corp.(a)	997	52,412
Linde plc	634	134,478
LyondellBasell Industries NV, Class A	1,103	72,489
Minerals Technologies, Inc.	824	38,670

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Advantage U.S. Total Market V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Mosaic Co. (The)	14,309	$179,006
Scotts Miracle-Gro Co. (The)	530	71,269
Sherwin-Williams Co. (The)	443	255,988
Trinseo SA	1,284	28,453

		2,685,250

Commercial Services & Supplies — 0.3%
Cintas Corp.	1,385	368,909
MSA Safety, Inc.(b)	834	95,443

		464,352

Communications Equipment — 1.0%
Acacia Communications, Inc.(a)	200	13,438
Cisco Systems, Inc.	34,216	1,595,834
CommScope Holding Co., Inc.(a)	1,911	15,919
Motorola Solutions, Inc.	306	42,880

		1,668,071

Construction & Engineering — 0.7%
Comfort Systems USA, Inc.	8,681	353,751
EMCOR Group, Inc.	8,044	532,030
MasTec, Inc.(a)	6,021	270,162

		1,155,943

Construction Materials — 0.0%
Vulcan Materials Co.	223	25,834

Consumer Finance — 0.6%
Ally Financial, Inc.	15,224	301,892
American Express Co.	4,900	466,480
Discover Financial Services	113	5,660
FirstCash, Inc.	758	51,150
LendingTree, Inc.(a)	398	115,233

		940,415

Containers & Packaging — 0.0%
WestRock Co.	957	27,045

Diversified Consumer Services — 0.4%
Bright Horizons Family Solutions, Inc.(a)	1,645	192,794
Chegg, Inc.(a)	361	24,281
Graham Holdings Co., Class B	146	50,030
H&R Block, Inc.	22,179	316,716

		583,821

Diversified Financial Services — 0.8%
Berkshire Hathaway, Inc., Class B(a)	7,096	1,266,707

Diversified Telecommunication Services — 0.9%
AT&T, Inc.	22,950	693,779
CenturyLink, Inc.	2,707	27,151
Verizon Communications, Inc.	12,816	706,546

		1,427,476

Electric Utilities — 1.6%
ALLETE, Inc.	1,774	96,878
Alliant Energy Corp.(b)	9,313	445,534
El Paso Electric Co.	214	14,338
Eversource Energy	6,405	533,344
Exelon Corp.	403	14,625
IDACORP, Inc.	8,494	742,121
NextEra Energy, Inc.	966	232,004
Pinnacle West Capital Corp.	4,192	307,232

Security	Shares	Value

Electric Utilities (continued)
Xcel Energy, Inc.	2,080	$130,000

		2,516,076

Electrical Equipment — 0.7%
AMETEK, Inc.	4,754	424,865
Generac Holdings, Inc.(a)	1,019	124,247
Hubbell, Inc.	3,862	484,140
Rockwell Automation, Inc.	188	40,044

		1,073,296

Electronic Equipment, Instruments & Components — 0.4%
Avnet, Inc.	8,521	237,608
National Instruments Corp.	9,244	357,835

		595,443

Energy Equipment & Services — 0.3%
Archrock, Inc.(b)	27,487	178,391
ChampionX Corp.(a)	4,883	47,658
Schlumberger Ltd.	11,714	215,420
Seadrill Ltd.(a)	29	13
TechnipFMC plc	20,037	137,053

		578,535

Entertainment — 0.8%
Activision Blizzard, Inc.	2,306	175,025
Electronic Arts, Inc.(a)	155	20,468
Netflix, Inc.(a)	2,187	995,173
Zynga, Inc., Class A(a)	5,636	53,767

		1,244,433

Equity Real Estate Investment Trusts (REITs) — 3.1%
Alexandria Real Estate Equities, Inc.	1,252	203,137
American Campus Communities, Inc.	2,374	82,995
American Tower Corp.	2,951	762,952
AvalonBay Communities, Inc.	1,591	246,032
Boston Properties, Inc.	8,938	807,816
Camden Property Trust	1,400	127,708
Crown Castle International Corp.	337	56,397
Equity Residential	8,730	513,499
Essex Property Trust, Inc.	403	92,355
Federal Realty Investment Trust	474	40,390
Host Hotels & Resorts, Inc.	20,079	216,652
Life Storage, Inc.	445	42,253
Macerich Co. (The)(b)	2,192	19,662
National Retail Properties, Inc.	488	17,314
Outfront Media, Inc.	2,886	40,895
Park Hotels & Resorts, Inc.	24,904	246,301
Prologis, Inc.	7,949	741,880
QTS Realty Trust, Inc., Class A	899	57,617
Realty Income Corp.	2,016	119,952
Regency Centers Corp.	844	38,731
RLJ Lodging Trust(b)	30,209	285,173
SBA Communications Corp.	621	185,008
Simon Property Group, Inc.	743	50,806
Ventas, Inc.	858	31,420
Welltower, Inc.	1,300	67,275

		5,094,220

Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	7,766	2,354,729
Performance Food Group Co.(a)	1,079	31,442

		2,386,171

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Advantage U.S. Total Market V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products — 1.5%
Campbell Soup Co.(b)	664	$32,954
General Mills, Inc.	14,412	888,500
Hershey Co. (The)	6,537	847,326
Lamb Weston Holdings, Inc.	1,672	106,891
Lancaster Colony Corp.	2,636	408,553
Mondelez International, Inc., Class A	1,468	75,059

		2,359,283

Gas Utilities — 0.2%
Southwest Gas Holdings, Inc.	2,215	152,946
UGI Corp.	5,850	186,030

		338,976

Health Care Equipment & Supplies — 2.9%
Abbott Laboratories(b)	12,265	1,121,389
Danaher Corp.	2,015	356,312
Dentsply Sirona, Inc.	491	21,633
DexCom, Inc.(a)	249	100,945
Edwards Lifesciences Corp.(a)	12,809	885,230
Globus Medical, Inc., Class A(a)	1,115	53,197
Haemonetics Corp.(a)	318	28,480
Hologic, Inc.(a)(b)	744	42,408
IDEXX Laboratories, Inc.(a)	2,007	662,631
LivaNova plc(a)	1,483	71,377
Medtronic plc	4,624	424,021
Sientra, Inc.(a)(b)	15,403	59,610
SmileDirectClub, Inc.(a)(b)	4,290	33,891
STERIS plc	206	31,609
Stryker Corp.	2,701	486,693
West Pharmaceutical Services, Inc.	1,220	277,147

		4,656,573

Health Care Providers & Services — 3.3%
AmerisourceBergen Corp.	2,078	209,400
AMN Healthcare Services, Inc.(a)(b)	646	29,225
Anthem, Inc.	2,915	766,587
Brookdale Senior Living, Inc.(a)	6,004	17,712
Cardinal Health, Inc.	3,833	200,044
Cigna Corp.	1,992	373,799
CVS Health Corp.	11,855	770,219
HCA Healthcare, Inc.	1,975	191,693
Humana, Inc.	64	24,816
Laboratory Corp. of America Holdings(a)	654	108,636
McKesson Corp.	3,921	601,560
Quest Diagnostics, Inc.	2,010	229,060
UnitedHealth Group, Inc.	6,100	1,799,195

		5,321,946

Health Care Technology — 0.4%(a)
Allscripts Healthcare Solutions, Inc.	2,231	15,104
Teladoc Health, Inc.	1,404	267,939
Veeva Systems, Inc., Class A	1,624	380,698

		663,741

Hotels, Restaurants & Leisure — 1.8%
Boyd Gaming Corp.	9,492	198,383
Brinker International, Inc.	1,079	25,896
Chipotle Mexican Grill, Inc.(a)	150	157,854
Choice Hotels International, Inc.	614	48,445
Churchill Downs, Inc.	180	23,967
Cracker Barrel Old Country Store, Inc.	751	83,293
Darden Restaurants, Inc.	4,318	327,175
Dave & Buster’s Entertainment, Inc.	5,939	79,167
Domino’s Pizza, Inc.	601	222,033

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Extended Stay America, Inc.	11,948	$133,698
International Game Technology plc	4,395	39,116
McDonald’s Corp.	2,227	410,815
Penn National Gaming, Inc.(a)	4,545	138,804
Scientific Games Corp., Class A(a)	2,812	43,474
Texas Roadhouse, Inc.(b)	5,659	297,494
Vail Resorts, Inc.	426	77,596
Wingstop, Inc.	1,200	166,764
Wyndham Destinations, Inc.	791	22,290
Wyndham Hotels & Resorts, Inc.	878	37,420
Yum! Brands, Inc.	5,095	442,806

		2,976,490

Household Durables — 0.2%
DR Horton, Inc.	1,346	74,636
Helen of Troy Ltd.(a)	1,088	205,153
LGI Homes, Inc.(a)	351	30,898

		310,687

Household Products — 1.7%
Church & Dwight Co., Inc.	5,085	393,071
Clorox Co. (The)	1,409	309,092
Colgate-Palmolive Co.	3,009	220,439
Procter & Gamble Co. (The)	14,972	1,790,202

		2,712,804

Industrial Conglomerates — 0.9%
3M Co.	236	36,814
Carlisle Cos., Inc.	1,912	228,809
Honeywell International, Inc.	5,418	783,388
Roper Technologies, Inc.	942	365,741

		1,414,752

Insurance — 1.9%
Alleghany Corp.	68	33,261
Allstate Corp. (The)	496	48,107
Arthur J Gallagher & Co.	2,645	257,861
Brown & Brown, Inc.	3,968	161,736
Cincinnati Financial Corp.	12,104	775,019
CNO Financial Group, Inc.	1,558	24,258
First American Financial Corp.	3,762	180,651
Globe Life, Inc.	3,194	237,091
Hanover Insurance Group, Inc. (The)	332	33,642
Hartford Financial Services Group, Inc. (The)(b)	1,058	40,786
Marsh & McLennan Cos., Inc.	3,123	335,316
Progressive Corp. (The)	685	54,875
Prudential Financial, Inc.	10,559	643,043
Reinsurance Group of America, Inc.	564	44,240
Unum Group	4,415	73,245
Willis Towers Watson plc	667	131,366

		3,074,497

Interactive Media & Services — 5.0%(a)
Alphabet, Inc., Class A	1,963	2,783,632
Alphabet, Inc., Class C	1,520	2,148,687
Facebook, Inc., Class A	10,039	2,279,556
Twitter, Inc.	9,188	273,711
Yelp, Inc.	1,798	41,588
ZoomInfo Technologies, Inc., Class A	10,613	541,581

		8,068,755

Internet & Direct Marketing Retail — 5.0%
Amazon.com, Inc.(a)	2,760	7,614,343
eBay, Inc.	5,345	280,345

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Advantage U.S. Total Market V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
Etsy, Inc.(a)	828	$87,958
Grubhub, Inc.(a)	473	33,252
Wayfair, Inc., Class A(a)	734	145,046

		8,160,944

IT Services — 4.6%
Accenture plc, Class A	561	120,458
Automatic Data Processing, Inc.	10,099	1,503,640
Broadridge Financial Solutions, Inc.	558	70,414
Cognizant Technology Solutions Corp., Class A	355	20,171
Fiserv, Inc.(a)	857	83,660
Gartner, Inc.(a)	262	31,788
Jack Henry & Associates, Inc.	925	170,228
ManTech International Corp., Class A	747	51,162
Mastercard, Inc., Class A	4,590	1,357,263
Paychex, Inc.	13,345	1,010,884
PayPal Holdings, Inc.(a)	11,172	1,946,498
Perspecta, Inc.	881	20,466
Unisys Corp.(a)	2,515	27,439
VeriSign, Inc.(a)	104	21,510
Visa, Inc., Class A	5,585	1,078,854

		7,514,435

Life Sciences Tools & Services — 0.4%
Mettler-Toledo International, Inc.(a)	325	261,804
PRA Health Sciences, Inc.(a)	140	13,621
Repligen Corp.(a)	175	21,632
Thermo Fisher Scientific, Inc.	828	300,017
Waters Corp.(a)	530	95,612

		692,686

Machinery — 1.8%
AGCO Corp.	606	33,609
Deere & Co.	1,422	223,467
IDEX Corp.	506	79,968
Illinois Tool Works, Inc.	6,194	1,083,021
Middleby Corp. (The)(a)	372	29,366
Oshkosh Corp.	4,037	289,130
PACCAR, Inc.	7,295	546,031
Snap-on, Inc.(b)	2,486	344,336
Stanley Black & Decker, Inc.	319	44,462
Toro Co. (The)	557	36,951
Xylem, Inc.	2,935	190,658

		2,900,999

Media — 1.5%
AMC Networks, Inc., Class A(a)	1,971	46,102
Cable One, Inc.	28	49,696
Comcast Corp., Class A	11,430	445,541
Gray Television, Inc.(a)	5,038	70,280
iHeartMedia, Inc., Class A(a)(b)	5,794	48,380
Interpublic Group of Cos., Inc. (The)	45,586	782,256
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	447	15,431
Nexstar Media Group, Inc., Class A	409	34,229
Omnicom Group, Inc.	322	17,581
Sirius XM Holdings, Inc.	161,101	945,663
ViacomCBS, Inc.(b)	1,307	30,479

		2,485,638

Metals & Mining — 0.4%
Alcoa Corp.(a)	14,899	167,465
Materion Corp.	1,990	122,365
Newmont Corp.	506	31,240
Reliance Steel & Aluminum Co.	480	45,566

Security	Shares	Value

Metals & Mining (continued)
Royal Gold, Inc.	1,464	$182,005
Steel Dynamics, Inc.	2,155	56,224

		604,865

Multiline Retail — 0.4%
Dollar General Corp.	1,264	240,805
Target Corp.	3,835	459,931

		700,736

Multi-Utilities — 0.5%
Ameren Corp.	4,852	341,387
CMS Energy Corp.	6,649	388,434
Consolidated Edison, Inc.	1,060	76,246

		806,067

Oil, Gas & Consumable Fuels — 1.8%
Cheniere Energy, Inc.(a)	408	19,715
Chevron Corp.	5,912	527,528
Concho Resources, Inc.	779	40,119
ConocoPhillips	4,225	177,534
Continental Resources, Inc.	3,489	61,162
Devon Energy Corp.	7,909	89,688
EOG Resources, Inc.	9,536	483,094
Exxon Mobil Corp.	7,640	341,661
Marathon Oil Corp.(b)	57,906	354,385
Marathon Petroleum Corp.	2,167	81,002
ONEOK, Inc.	537	17,839
PBF Energy, Inc., Class A	3,747	38,369
Phillips 66	1,866	134,165
Teekay Corp.(a)(b)	10,158	24,379
Valero Energy Corp.	4,191	246,515
Williams Cos., Inc. (The)	17,091	325,071

		2,962,226

Paper & Forest Products — 0.4%
Boise Cascade Co.	8,818	331,645
Domtar Corp.	10,047	212,092
Verso Corp., Class A(b)	5,575	66,677

		610,414

Pharmaceuticals — 4.1%
Bristol-Myers Squibb Co.	11,797	693,664
Elanco Animal Health, Inc.(a)	2,826	60,618
Eli Lilly & Co.	4,418	725,347
Evolus, Inc.(a)	4,007	21,237
Johnson & Johnson	11,204	1,575,618
Merck & Co., Inc.	20,861	1,613,181
Mylan NV(a)	3,683	59,223
Pfizer, Inc.	25,021	818,187
Prestige Consumer Healthcare, Inc.(a)	2,330	87,515
Zoetis, Inc.	6,830	935,983

		6,590,573

Professional Services — 0.2%
IHS Markit Ltd.	1,226	92,563
Robert Half International, Inc.	4,200	221,886

		314,449

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(a)	2,146	97,042

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Advantage U.S. Total Market V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Road & Rail — 1.0%
AMERCO	551	$166,507
Covenant Transportation Group, Inc., Class A(a)	1,496	21,587
CSX Corp.	4,300	299,882
Landstar System, Inc.	892	100,181
Lyft, Inc., Class A(a)	2,096	69,189
Norfolk Southern Corp.	2,018	354,300
Uber Technologies, Inc.(a)	2,973	92,401
Union Pacific Corp.	2,488	420,646
Universal Logistics Holdings, Inc.	3,296	57,284

		1,581,977

Semiconductors & Semiconductor Equipment — 3.9%
Applied Materials, Inc.	8,561	517,513
Cirrus Logic, Inc.(a)	7,760	479,413
Intel Corp.	28,643	1,713,711
Lam Research Corp.	1,633	528,210
Monolithic Power Systems, Inc.	75	17,775
NVIDIA Corp.	5,362	2,037,077
Skyworks Solutions, Inc.	3,474	444,186
Texas Instruments, Inc.	4,592	583,046
Xilinx, Inc.	703	69,168

		6,390,099

Software — 10.3%
8x8, Inc.(a)	10,970	175,520
Adobe, Inc.(a)	4,604	2,004,167
Atlassian Corp. plc, Class A(a)	1,539	277,436
Autodesk, Inc.(a)	623	149,015
Box, Inc., Class A(a)	8,482	176,086
Cadence Design Systems, Inc.(a)	274	26,293
Citrix Systems, Inc.	1,685	249,228
Cloudflare, Inc., Class A(a)	4,970	178,672
DocuSign, Inc.(a)	1,840	316,866
HubSpot, Inc.(a)	938	210,440
Intuit, Inc.	3,082	912,858
LogMeIn, Inc.	250	21,193
Microsoft Corp.	44,740	9,105,037
New Relic, Inc.(a)	399	27,491
Paylocity Holding Corp.(a)	268	39,099
RingCentral, Inc., Class A(a)	1,080	307,811
salesforce.com, Inc.(a)	3,138	587,842
ServiceNow, Inc.(a)	912	369,415
Slack Technologies, Inc., Class A(a)	6,961	216,417
Smartsheet, Inc., Class A(a)	3,919	199,555
Teradata Corp.(a)	2,446	50,877
VMware, Inc., Class A(a)	904	139,993
Workday, Inc., Class A(a)	1,056	197,852
Zendesk, Inc.(a)	452	40,016
Zoom Video Communications, Inc., Class A(a)	1,602	406,171
Zscaler, Inc.(a)	1,837	201,152

		16,586,502

Specialty Retail — 2.4%
Abercrombie & Fitch Co., Class A(b)	7,318	77,863
Bed Bath & Beyond, Inc.	9,779	103,657
Best Buy Co., Inc.	2,868	250,290
Home Depot, Inc. (The)	7,864	1,970,011
Lowe’s Cos., Inc.	7,815	1,055,963
Michaels Cos., Inc. (The)(a)	25,623	181,155
TJX Cos., Inc. (The)	3,532	178,578

		3,817,517

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 4.9%
Apple, Inc.	21,195	$7,731,936
HP, Inc.	7,582	132,154
NetApp, Inc.	516	22,895

		7,886,985

Textiles, Apparel & Luxury Goods — 0.8%
Deckers Outdoor Corp.(a)	215	42,224
Lululemon Athletica, Inc.(a)	1,163	362,868
NIKE, Inc., Class B	8,506	834,013
VF Corp.	1,203	73,311

		1,312,416

Thrifts & Mortgage Finance — 0.1%
MGIC Investment Corp.	11,465	93,899
Premier Financial Corp.	196	3,463

		97,362

Tobacco — 0.0%
Altria Group, Inc.	1,814	71,199

Trading Companies & Distributors — 0.6%
GATX Corp.(b)	9,263	564,858
SiteOne Landscape Supply, Inc.(a)	327	37,268
WESCO International, Inc.(a)	683	23,980
WW Grainger, Inc.	905	284,315

		910,421

Water Utilities — 0.7%
American Water Works Co., Inc.	9,216	1,185,731

Wireless Telecommunication Services — 0.4%
Telephone & Data Systems, Inc.	17,351	344,938
United States Cellular Corp.(a)	7,771	239,891

		584,829

Total Common Stocks — 96.9% (Cost: $143,884,192)		156,401,230

Rights — 0.0%

Pharmaceuticals — 0.0%(a)
Bristol-Myers Squibb Co.	3,948	14,134

Total Rights — 0.0% (Cost: $8,409)		14,134

Total Long-Term Investments — 96.9% (Cost: $143,892,601)		156,415,364

Short-Term Securities — 5.9%(c)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%*	4,362,928	4,362,928
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 0.05%	20,715	20,715
SL Liquidity Series, LLC, Money Market Series, 0.50%(d)*	5,196,606	5,200,764

Total Short-Term Securities — 5.9% (Cost: $9,584,661)		9,584,407

Total Investments — 102.8% (Cost: $153,477,262)		165,999,771

Liabilities in Excess of Other Assets — (2.8)%		(4,577,648)

Net Assets — 100.0%		$161,422,123

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Advantage U.S. Total Market V.I. Fund

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	1,117,321	3,245,607	—	4,362,928	$4,362,928	$6,212		$—	$—
SL Liquidity Series, LLC, Money Market Series(b)	8,995,175	—	(3,798,569)	5,196,606	5,200,764	26,298	(c)	(6,430)	(398)

					$9,563,692	$32,510		$(6,430)	$(398)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Advantage U.S. Total Market V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	34	09/18/20	$5,253	$96,295

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$96,295	$—	$—	$—	$96,295

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$278,283	$—	$—	$—	$278,283

Net Change in Unrealized Appreciation
(Depreciation) on:
Futures contracts	—	—	80,714	—	—	—	80,714

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,810,915

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Advantage U.S. Total Market V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$156,415,364	$—	$—	$156,415,364
Short-Term Securities	4,383,643	—	—	4,383,643

Subtotal	$160,799,007	$—	$—	$160,799,007

Investments valued at NAV (a)				5,200,764

Total Investments				$165,999,771

Derivative Financial Instruments (b)
Assets:
Equity contracts	$96,295	$—	$—	$96,295

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.
(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

June 30, 2020

BlackRock Advantage U.S. Total Market V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $5,053,350) (cost — $143,913,316)	$156,436,079
Investments at value — affiliated (cost — $9,563,946)	9,563,692
Cash	259
Cash pledged for futures contracts	388,000
Foreign currency at value (cost — $785)	718
Receivables:
Investments sold	1,286,874
Securities lending income — affiliated	6,710
Capital shares sold	66
Dividends — affiliated	393
Dividends — unaffiliated	114,928
From affiliate(s)	781
Variation margin on futures contracts	68,705
Prepaid expenses	1,887

Total assets	167,869,092

LIABILITIES
Cash collateral on securities loaned at value	5,199,290
Payables:
Investments purchased	904,906
Capital shares redeemed	64,793
Distribution fees	1,401
Investment advisory fees	61,675
Other affiliates	1,211
Transfer agent fees	79,810
Other accrued expenses	133,883

Total liabilities	6,446,969

NET ASSETS	$161,422,123

NET ASSETS CONSIST OF
Paid-in capital	$146,879,727
Accumulated earnings	14,542,396

NET ASSETS	$161,422,123

NET ASSET VALUE
Class I — Based on net assets of $153,598,062 and 6,391,590 shares outstanding, 100 million shares authorized, $0.10 par value	$24.03

Class II — Based on net assets of $2,748,590 and 114,771 shares outstanding, 100 million shares authorized, $0.10 par value	$23.95

Class III — Based on net assets of $5,075,471 and 319,129 shares outstanding, 10 million shares authorized, $0.10 par value	$15.90

See notes to financial statements.

FINANCIAL STATEMENTS	13

Statement of Operations  (unaudited)

Six Months Ended June 30, 2020

BlackRock Advantage U.S. Total Market V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$6,212
Dividends — unaffiliated	1,419,684
Securities lending income — affiliated — net	26,298
Foreign taxes withheld	(77)

Total investment income	1,452,117

EXPENSES
Investment advisory	594,947
Transfer agent — class specific	191,933
Accounting services	25,623
Professional	25,436
Custodian	15,164
Printing	8,985
Distribution — class specific	8,410
Directors and Officer	3,282
Transfer agent	2,488
Miscellaneous	2,609

Total expenses	878,877
Less:
Fees waived and/or reimbursed by the Manager	(242,798)
Transfer agent fees waived and/or reimbursed — class specific	(191,933)

Total expenses after fees waived and/or reimbursed	444,146

Net investment income	1,007,971

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(6,430)
Investments — unaffiliated	(851,916)
Futures contracts	278,283

(580,063)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(398)
Investments — unaffiliated	(5,327,475)
Foreign currency translations	(33)
Futures contracts	80,714

(5,247,192)

Net realized and unrealized loss	(5,827,255)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,819,284)

See notes to financial statements.

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Advantage U.S. Total Market V.I. Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,007,971	$2,979,432
Net realized gain (loss)	(580,063)	17,736,348
Net change in unrealized appreciation (depreciation)	(5,247,192)	34,104,578
Net increase (decrease) in net assets resulting from operations	(4,819,284)	54,820,358

DISTRIBUTIONS TO SHAREHOLDERS (a)
Class I	—	(15,857,138)
Class II	—	(284,705)
Class III	—	(782,251)
Decrease in net assets resulting from distributions to shareholders	—	(16,924,094)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(11,057,757)	(87,387,941)

NET ASSETS
Total decrease in net assets	(15,877,041)	(49,491,677)
Beginning of period	177,299,164	226,790,841
End of period	$161,422,123	$177,299,164

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	15

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market V.I. Fund

	Class I
	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Net asset value, beginning of period	$24.65	$21.11	$25.63	$27.93	$23.24	$26.96
Net investment income (a)	0.15	0.35	0.34	0.26 (b)	0.07	0.07
Net realized and unrealized gain (loss)	(0.77)	5.74	(2.00)	3.60	5.43	(1.80)
Net increase (decrease) from investment operations	(0.62)	6.09	(1.66)	3.86	5.50	(1.73)

Distributions (c)
From net investment income	—	(0.44)	(0.34)	(0.27)	(0.07)	(0.07)
From net realized gain	—	(2.11)	(2.52)	(5.89)	(0.74)	(1.92)
From return of capital	—	—	—	—	—	(0.00	)(d)
Total distributions	—	(2.55)	(2.86)	(6.16)	(0.81)	(1.99)

Net asset value, end of period	$24.03	$24.65	$21.11	$25.63	$27.93	$23.24

Total Return (e)
Based on net asset value	(2.52)%(f)	28.98%	(6.39)%	14.05%	23.65%	(6.61)%

Ratios to Average Net Assets
Total expenses	1.10%(g)	1.02%	1.03%	1.05%	1.01%	1.01%
Total expenses after fees waived and/or reimbursed	0.55%(g)	0.55%	0.55%	0.71%	0.92%	0.90%
Net investment income	1.28%(g)	1.45%	1.31%	0.91%(b)	0.28%	0.26%

Supplemental Data
Net assets, end of period (000)	$153,598	$168,415	$218,976	$261,872	$250,567	$220,681
Portfolio turnover rate	61%	135%	150%	179%	78%	61%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.05 per share and 0.18%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market V.I. Fund (continued)

	Class II
	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Net asset value, beginning of period	$24.58	$21.06	$25.57	$27.88	$23.21	$26.91
Net investment income (a)	0.13	0.32	0.30	0.20 (b)	0.03	0.02
Net realized and unrealized gain (loss)	(0.76)	5.71	(1.99)	3.60	5.41	(1.77)
Net increase (decrease) from investment operations	(0.63)	6.03	(1.69)	3.80	5.44	(1.75)

Distributions (c)
From net investment income	—	(0.40)	(0.30)	(0.22)	(0.03)	(0.03)
From net realized gain	—	(2.11)	(2.52)	(5.89)	(0.74)	(1.92)
From return of capital	—	—	—	—	—	(0.00	)(d)
Total distributions	—	(2.51)	(2.82)	(6.11)	(0.77)	(1.95)

Net asset value, end of period	$23.95	$24.58	$21.06	$25.57	$27.88	$23.21

Total Return (e)
Based on net asset value	(2.56)%(f)	28.77%	(6.53)%	13.85%	23.40%	(6.76)%

Ratios to Average Net Assets
Total expenses	1.21%(g)	1.21%	1.22%	1.22%	1.20%	1.18%
Total expenses after fees waived and/or reimbursed	0.70%(g)	0.70%	0.70%	0.88%	1.09%	1.07%
Net investment income	1.13%(g)	1.29%	1.16%	0.72%(b)	0.10%	0.08%

Supplemental Data
Net assets, end of period (000)	$2,749	$3,055	$2,742	$3,131	$3,351	$3,120
Portfolio turnover rate	61%	135%	150%	179%	78%	61%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.05 per share and 0.17%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage U.S. Total Market V.I. Fund (continued)

	Class III
	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Net asset value, beginning of period	$16.33	$14.66	$18.74	$21.89	$18.36	$21.73
Net investment income (a)	0.08	0.20	0.20	0.14 (b)	0.01	0.01
Net realized and unrealized gain (loss)	(0.51)	3.97	(1.46)	2.82	4.29	(1.43)
Net increase (decrease) from investment operations	(0.43)	4.17	(1.26)	2.96	4.30	(1.42)

Distributions (c)
From net investment income	—	(0.39)	(0.30)	(0.22)	(0.03)	(0.03)
From net realized gain	—	(2.11)	(2.52)	(5.89)	(0.74)	(1.92)
From return of capital	—	—	—	—	—	(0.00	)(d)
Total distributions	—	(2.50)	(2.82)	(6.11)	(0.77)	(1.95)

Net asset value, end of period	$15.90	$16.33	$14.66	$18.74	$21.89	$18.36

Total Return (e)
Based on net asset value	(2.63)%(f)	28.65%	(6.65)%	13.83%	23.41%	(6.78)%

Ratios to Average Net Assets
Total expenses	1.30%(g)	1.31%	1.32%	1.32%	1.29%	1.29%
Total expenses after fees waived and/or reimbursed	0.80%(g)	0.80%	0.80%	0.95%	1.11%	1.09%
Net investment income	1.03%(g)	1.19%	1.06%	0.65%(b)	0.08%	0.06%

Supplemental Data
Net assets, end of period (000)	$5,075	$5,829	$5,073	$5,324	$6,184	$6,152
Portfolio turnover rate	61%	135%	150%	179%	78%	61%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.04 per share and 0.17%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Advantage U.S. Total Market V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (unaudited) (continued)

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2020, certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively.

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount

Barclays Bank plc	$799,580	$(799,580)	$—
Citigroup Global Markets, Inc.	1,860,331	(1,860,331)	—
Credit Suisse Securities (USA) LLC	1,609,863	(1,609,863)	—
Deutsche Bank Securities, Inc.	29,159	(29,159)	—
Goldman Sachs & Co.	122,750	(122,750)	—
JP Morgan Securities LLC	278,690	(278,690)	—
National Financial Services LLC	215,360	(215,360)	—
State Street Bank & Trust Co.	136,431	(136,431)	—
UBS Securities LLC	1,186	(1,186)	—

	$5,053,350	$(5,053,350)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (unaudited) (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.75%
$1 Billion — $3 Billion	0.71
$3 Billion — $5 Billion	0.68
$5 Billion — $10 Billion	0.65
Greater than $10 Billion	0.64

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Distribution Fees
Class II	0.15%
Class III	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing distribution fee compensates BRIL and each broker-dealer for providing shareholder distribution related services to shareholders.

For the six months ended June 30, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Distribution Fees
Class II	$2,067
Class III	6,343
$8,410

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent — class specific. For the six months ended June 30, 2020, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$184,146
Class II	2,759
Class III	5,028
$191,933

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to May 1, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the amount waived was $1,136.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the six months ended June 30, 2020, the Fund reimbursed the Manager $1,160 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows.

Class I	0.07%
Class II	0.09
Class III	0.01

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2020, class specific expense waivers and/or reimbursements were as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$ 131,569
Class II	1,521
Class III	4,782
$ 137,872

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets were as follows:

Class I	0.55%
Class II	0.70
Class III	0.80

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, the Manager waived and/or reimbursed $241,662 and $54,061, which is included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed — class specific, respectively in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2020, the Fund paid BIM $8,436 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (unaudited) (continued)

7.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, excluding short-term securities, were $95,130,873 and $108,724,959, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$154,066,747
Gross unrealized appreciation	$20,714,159
Gross unrealized depreciation	(8,684,840)
Net unrealized appreciation (depreciation)	$12,029,319

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19

	Shares	Amount	Shares	Amount

Class I
Shares sold	28,022	$640,981	129,497	$3,140,046
Shares issued in reinvestment of distributions	—	—	650,520	15,857,138
Shares redeemed	(468,809)	(10,870,260)	(4,320,224)	(106,385,309)

Net decrease	(440,787)	$(10,229,279)	(3,540,207)	$(87,388,125)

Class II
Shares sold	126	$2,410	697	$16,660
Shares issued in reinvestment of distributions	—	—	11,714	284,705
Shares redeemed	(9,623)	(223,675)	(18,329)	(444,528)

Net decrease	(9,497)	$(221,265)	(5,918)	$(143,163)

Class III
Shares sold	18,875	$284,208	28,577	$466,249
Shares issued in reinvestment of distributions	—	—	48,411	782,251
Shares redeemed	(56,598)	(891,421)	(66,117)	(1,105,153)

Net increase (decrease)	(37,723)	$(607,213)	10,871	$143,347

Total Net Decrease	(488,007)	$(11,057,757)	(3,535,254)	$(87,387,941)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	25

Glossary of Terms Used in this Report

Portfolio Abbreviation

S&P	Standard & Poor’s

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Variable Series Funds, Inc.

•	BlackRock Basic Value V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of June 30, 2020	BlackRock Basic Value V.I. Fund

Investment Objective

BlackRock Basic Value V.I. Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

Stock selection within the energy sector was the largest contributor to the Fund’s relative performance, particularly among oil, gas & consumable fuels companies. Stock selection within communication services also contributed, as an overweight position in Verizon Communications, Inc. proved advantageous. Finally, stock selection within consumer discretionary added to relative performance, particularly with respect to positions in the multiline retail industry and the Fund’s lack of exposure to the hotels, restaurants & leisure industry.

The largest detractor from the Fund’s relative performance was stock selection in the utilities sector, most notably in the electric utilities industry. A lack of exposure to household products companies within consumer staples also detracted. Lastly, in the materials sector, an underweight allocation and negative stock selection further weighed on relative performance.

Describe recent portfolio activity.

During the period, the Fund increased its exposure to the consumer discretionary, industrials and utilities sectors. The Fund reduced its weightings in the financials, consumer staples and energy.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Value Index, the Fund ended the period with overweight exposures to the health care, financials and energy sectors. The Fund maintained underweight sector exposures to real estate, industrials and information technology.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	21%
Health Care	19
Communication Services	10
Industrials	9
Consumer Discretionary	9
Energy	8
Information Technology	7
Consumer Staples	6
Utilities	6
Materials	3
Real Estate	1
Short-Term Securities	11
Liabilities in Excess of Other Assets	(10)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

2	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock Basic Value V.I. Fund

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
Class I (b)(c)	(16.07)%	(9.00)%	2.24%	9.10%
Class II (b)(c)	(16.13)	(9.19)	2.07	8.92
Class III (b)(c)	(16.15)	(9.27)	1.96	8.80
Russell 1000® Value Index (d)	(16.26)	(8.84)	4.64	10.41

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(c)	The Fund invests primarily in equity securities that Fund management believes are undervalued, which means that their prices are less than Fund management believes they are worth.
(d)

An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values. Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$839.30	$3.34	$1,000.00	$1,021.23	$3.67	0.73%
Class II	1,000.00	838.70	4.11	1,000.00	1,020.39	4.52	0.90
Class III	1,000.00	838.50	4.62	1,000.00	1,019.84	5.07	1.01

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock Basic Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.0%

Aerospace & Defense — 3.0%
Airbus SE(a)	30,240	$2,166,812
BAE Systems plc, ADR(b)	234,189	5,620,536
Boeing Co. (The)	4,190	768,027

		8,555,375

Automobiles — 2.2%
General Motors Co.	254,551	6,440,140

Banks — 9.1%
Bank of America Corp.	179,771	4,269,561
Citigroup, Inc.	193,994	9,913,093
JPMorgan Chase & Co.	45,327	4,263,458
Wells Fargo & Co.	303,498	7,769,549

		26,215,661

Biotechnology — 1.0%
Biogen, Inc.(a)	11,137	2,979,704

Capital Markets — 2.0%
E*TRADE Financial Corp.	113,148	5,626,850

Chemicals — 2.6%
Axalta Coating Systems Ltd.(a)	67,210	1,515,585
Corteva, Inc.	226,349	6,063,890

		7,579,475

Communications Equipment — 1.7%
Cisco Systems, Inc.	102,425	4,777,102

Construction & Engineering — 1.5%
Quanta Services, Inc.(b)	107,779	4,228,170

Consumer Finance — 2.0%
Ally Financial, Inc.	146,535	2,905,789
Capital One Financial Corp.	45,757	2,863,931

		5,769,720

Diversified Financial Services — 2.5%
Berkshire Hathaway, Inc., Class B(a)	19,500	3,480,945
Equitable Holdings, Inc.	196,790	3,796,079

		7,277,024

Diversified Telecommunication Services — 3.4%
Verizon Communications, Inc.	175,939	9,699,517

Electric Utilities — 6.5%
Edison International	28,364	1,540,449
Exelon Corp.	136,360	4,948,504
FirstEnergy Corp.	154,470	5,990,346
PPL Corp.	234,090	6,048,886

		18,528,185

Electrical Equipment — 0.8%
Hubbell, Inc.	17,840	2,236,422

Electronic Equipment, Instruments & Components — 0.8%
Flex Ltd.(a)	223,346	2,289,297

Security	Shares	Value

Food Products — 1.2%
Danone SA	51,520	$3,576,168

Health Care Equipment & Supplies — 3.9%
Dentsply Sirona, Inc.	28,158	1,240,642
Koninklijke Philips NV, NYRS(a)(b)	121,338	5,683,472
Medtronic plc	26,552	2,434,818
Smith & Nephew plc	99,429	1,852,724

		11,211,656

Health Care Providers & Services — 7.4%
Anthem, Inc.	24,490	6,440,380
Cigna Corp.	27,353	5,132,790
CVS Health Corp.	71,280	4,631,062
Laboratory Corp. of America Holdings(a)	15,843	2,631,681
McKesson Corp.	14,790	2,269,082

		21,104,995

Household Durables — 0.5%
Newell Brands, Inc.	82,900	1,316,452

Industrial Conglomerates — 2.3%
General Electric Co.	536,007	3,660,928
Siemens AG, ADR(b)	48,180	2,842,138

		6,503,066

Insurance — 5.4%
American International Group, Inc.	206,820	6,448,648
Arthur J Gallagher & Co.	28,780	2,805,762
Fidelity National Financial, Inc.	93,640	2,871,003
MetLife, Inc.	93,020	3,397,090

		15,522,503

Interactive Media & Services — 1.6%(a)
Alphabet, Inc., Class A	1,578	2,237,683
Facebook, Inc., Class A	9,845	2,235,504

		4,473,187

IT Services — 1.8%
Cognizant Technology Solutions Corp., Class A	89,516	5,086,299

Media — 3.6%
Comcast Corp., Class A	197,338	7,692,235
Interpublic Group of Cos., Inc. (The)	146,859	2,520,101

		10,212,336

Multiline Retail — 2.5%
Dollar Tree, Inc.(a)	76,734	7,111,707

Oil, Gas & Consumable Fuels — 7.6%
BP plc, ADR(b)	168,901	3,938,771
ConocoPhillips	124,321	5,223,968
Marathon Petroleum Corp.	128,881	4,817,572
Pioneer Natural Resources Co.	48,177	4,706,893
Williams Cos., Inc. (The)	157,388	2,993,520

		21,680,724

Personal Products — 2.4%
Unilever NV, NYRS(b)	131,759	7,018,802

Pharmaceuticals — 6.4%
Bayer AG (Registered)	102,990	7,633,986
Elanco Animal Health, Inc.(a)	112,530	2,413,769

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Basic Value V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Mylan NV(a)	86,922	$1,397,706
Sanofi, ADR(b)	135,050	6,894,302

		18,339,763

Professional Services — 0.9%
Robert Half International, Inc	49,606	2,620,685

Real Estate Management & Development — 0.7%
Howard Hughes Corp. (The)(a)	41,290	2,145,015

Semiconductors & Semiconductor Equipment — 0.9%
NXP Semiconductors NV	23,840	2,718,714

Software — 1.3%
CDK Global, Inc.(b)	90,860	3,763,421

Specialty Retail — 1.8%
Lowe’s Cos., Inc.	19,640	2,653,757
Ross Stores, Inc.	16,040	1,367,249
TJX Cos., Inc. (The)	23,650	1,195,744

		5,216,750

Technology Hardware, Storage & Peripherals — 0.9%
Dell Technologies, Inc., Class C(a)	46,503	2,554,875

Textiles, Apparel & Luxury Goods — 1.7%(b)
Gildan Activewear, Inc.	163,303	2,529,563
Ralph Lauren Corp.	30,855	2,237,605

		4,767,168

Security	Shares	Value

Tobacco — 2.8%
Altria Group, Inc.	133,946	$5,257,380
British American Tobacco plc, ADR(b)	69,090	2,682,074

		7,939,454

Trading Companies & Distributors — 0.6%
Ferguson plc	20,087	1,642,445

Wireless Telecommunication Services — 1.7%
Telephone & Data Systems, Inc	247,226	4,914,853

Total Common Stocks — 99.0% (Cost: $298,518,106)		283,643,680

Total Long-Term Investments — 99.0% (Cost: $298,518,106)		283,643,680

Short-Term Securities — 11.3%(c)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%	1,241,901	1,241,901
SL Liquidity Series, LLC, Money Market Series, 0.50%(d)	30,954,717	30,979,480

Total Short-Term Securities — 11.3% (Cost: $32,222,365)		32,221,381

Total Investments — 110.3% (Cost: $330,740,471)		315,865,061

Liabilities in Excess of Other Assets — (10.3)%		(29,380,488)

Net Assets — 100.0%		$286,484,573

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	4,209,673	—	(2,967,772)	1,241,901	$1,241,901	$10,578		$—	$—
SL Liquidity Series, LLC, Money Market Series(b)	14,330,092	16,624,625	—	30,954,717	30,979,480	45,162	(c)	(6,528)	(984)

					$32,221,381	$55,740		$(6,528)	$(984)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Basic Value V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$6,388,563	$2,166,812	$—	$8,555,375
Automobiles	6,440,140	—	—	6,440,140
Banks	26,215,661	—	—	26,215,661
Biotechnology	2,979,704	—	—	2,979,704
Capital Markets	5,626,850	—	—	5,626,850
Chemicals	7,579,475	—	—	7,579,475
Communications Equipment	4,777,102	—	—	4,777,102
Construction & Engineering	4,228,170	—	—	4,228,170
Consumer Finance	5,769,720	—	—	5,769,720
Diversified Financial Services	7,277,024	—	—	7,277,024
Diversified Telecommunication Services	9,699,517	—	—	9,699,517
Electric Utilities	18,528,185	—	—	18,528,185
Electrical Equipment	2,236,422	—	—	2,236,422
Electronic Equipment, Instruments & Components	2,289,297	—	—	2,289,297
Food Products	—	3,576,168	—	3,576,168
Health Care Equipment & Supplies	9,358,932	1,852,724	—	11,211,656
Health Care Providers & Services	21,104,995	—	—	21,104,995
Household Durables	1,316,452	—	—	1,316,452
Industrial Conglomerates	6,503,066	—	—	6,503,066
Insurance	15,522,503	—	—	15,522,503
Interactive Media & Services	4,473,187	—	—	4,473,187
IT Services	5,086,299	—	—	5,086,299
Media	10,212,336	—	—	10,212,336
Multiline Retail	7,111,707	—	—	7,111,707
Oil, Gas & Consumable Fuels	21,680,724	—	—	21,680,724
Personal Products	7,018,802	—	—	7,018,802
Pharmaceuticals	18,339,763	—	—	18,339,763
Professional Services	2,620,685	—	—	2,620,685
Real Estate Management & Development	2,145,015	—	—	2,145,015
Semiconductors & Semiconductor Equipment	2,718,714	—	—	2,718,714
Software	3,763,421	—	—	3,763,421
Specialty Retail	5,216,750	—	—	5,216,750
Technology Hardware, Storage & Peripherals	2,554,875	—	—	2,554,875
Textiles, Apparel & Luxury Goods	4,767,168	—	—	4,767,168
Tobacco	7,939,454	—	—	7,939,454
Trading Companies & Distributors	—	1,642,445	—	1,642,445
Wireless Telecommunication Services	4,914,853	—	—	4,914,853
Short-Term Securities	1,241,901	—	—	1,241,901

Subtotal	$275,647,432	$9,238,149	$—	$284,885,581

Investments valued at NAV (a)				30,979,480

Total Investments				$315,865,061

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	7

Statement of Assets and Liabilities  (unaudited)

June 30, 2020

BlackRock Basic Value V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $29,871,107) (cost — $298,518,106)	$283,643,680
Investments at value — affiliated (cost — $32,222,365)	32,221,381
Receivables:
Investments sold	7,374,931
Securities lending income — affiliated	7,785
Capital shares sold	29,415
Dividends — affiliated	154
Dividends — unaffiliated	525,374
From affiliate(s)	620
Prepaid expenses	3,118

Total assets	323,806,458

LIABILITIES
Cash collateral on securities loaned at value	30,987,992
Payables:
Investments purchased	5,612,736
Capital shares redeemed	268,661
Distribution fees	11,547
Investment advisory fees	145,239
Other affiliates	1,818
Other accrued expenses	293,892

Total liabilities	37,321,885

NET ASSETS	$286,484,573

NET ASSETS CONSIST OF
Paid-in capital	$295,693,191
Accumulated loss	(9,208,618)

NET ASSETS	$286,484,573

NET ASSET VALUE
Class I — Based on net assets of $230,692,354 and 19,991,345 shares outstanding, 300 million shares authorized, $0.10 par value	$11.54

Class II — Based on net assets of $3,238,804 and 281,932 shares outstanding, 100 million shares authorized, $0.10 par value	$11.49

Class III — Based on net assets of $52,553,415 and 4,603,259 shares outstanding, 100 million shares authorized, $0.10 par value	$11.42

See notes to financial statements.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2020

BlackRock Basic Value V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$10,578
Dividends — unaffiliated	5,009,252
Securities lending income — affiliated — net	45,162
Foreign taxes withheld	(135,109)

Total investment income	4,929,883

EXPENSES
Investment advisory	891,701
Transfer agent — class specific	314,200
Distribution — class specific	70,231
Accounting services	33,438
Professional	28,170
Printing	27,645
Custodian	6,208
Directors and Officer	4,383
Transfer agent	2,488
Miscellaneous	3,973

Total expenses	1,382,437
Less:
Fees waived and/or reimbursed by the Manager	(964)
Transfer agent fees waived and/or reimbursed — class specific	(216,570)

Total expenses after fees waived and/or reimbursed	1,164,903

Net investment income	3,764,980

REALIZED AND UNREALIZED LOSS
Net realized loss from:
Investments — affiliated	(6,528)
Investments — unaffiliated	(987,328)
Foreign currency transactions	(42,184)

(1,036,040)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(984)
Investments — unaffiliated	(58,700,094)

(58,701,078)

Net realized and unrealized loss	(59,737,118)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(55,972,138)

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statements of Changes in Net Assets

	BlackRock Basic Value V.I. Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,764,980	$8,074,675
Net realized gain (loss)	(1,036,040)	36,002,459
Net change in unrealized appreciation (depreciation)	(58,701,078)	37,466,935

Net increase (decrease) in net assets resulting from operations	(55,972,138)	81,544,069

DISTRIBUTIONS TO SHAREHOLDERS (a)
Class I	—	(29,918,295)
Class II	—	(431,025)
Class III	—	(6,415,190)

Decrease in net assets resulting from distributions to shareholders	—	(36,764,510)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(13,682,514)	(77,003,585)

NET ASSETS

Total decrease in net assets	(69,654,652)	(32,224,026)
Beginning of period	356,139,225	388,363,251

End of period	$286,484,573	$356,139,225

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Basic Value V.I. Fund

	Class I

	Six Months Ended	Year Ended December 31,
	06/30/20 (unaudited)	2019	2018	2017	2016	2015

Net asset value, beginning of period	$13.75	$12.39	$15.60	$15.21	$13.36	$16.42

Net investment income (a)	0.15	0.31	0.28	0.22	0.23	0.24
Net realized and unrealized gain (loss)	(2.36)	2.63	(1.51)	1.03	2.19	(1.20)

Net increase (decrease) from investment operations	(2.21)	2.94	(1.23)	1.25	2.42	(0.96)

Distributions (b)
From net investment income	—	(0.35)	(0.29)	(0.25)	(0.22)	(0.25)
From net realized gain	—	(1.23)	(1.69)	(0.61)	(0.35)	(1.85)

Total distributions	—	(1.58)	(1.98)	(0.86)	(0.57)	(2.10)

Net asset value, end of period	$11.54	$13.75	$12.39	$15.60	$15.21	$13.36

Total Return (c)
Based on net asset value	(16.07)%(d)	23.91%	(7.85)%	8.24%	18.19%	(5.95)%

Ratios to Average Net Assets (e)
Total expenses	0.89%(f)	0.84%	0.85%	0.85%	0.84%	0.86%

Total expenses after fees waived and/or reimbursed	0.73%(f)	0.73%	0.72%	0.73%	0.73%	0.73%

Net investment income	2.59%(f)	2.20%	1.80%	1.47%	1.63%	1.47%

Supplemental Data
Net assets, end of period (000)	$230,692	$288,543	$326,873	$397,180	$409,216	$393,370

Portfolio turnover rate	57%	45%	32%	41%	45%	50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended December 31,
	06/30/20 (unaudited)	2019	2018	2017	2016	2015

Investments in underlying funds	—%	0.01%	0.01%	0.01%	—%	—%

(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Basic Value V.I. Fund

	Class II

	Six Months Ended	Year Ended December 31,
	06/30/20 (unaudited)	2019	2018	2017	2016	2015

Net asset value, beginning of period	$13.70	$12.35	$15.56	$15.16	$13.33	$16.38

Net investment income (a)	0.14	0.27	0.26	0.20	0.20	0.21
Net realized and unrealized gain (loss)	(2.35)	2.64	(1.52)	1.03	2.18	(1.18)

Net increase (decrease) from investment operations	(2.21)	2.91	(1.26)	1.23	2.38	(0.97)

Distributions (b)
From net investment income	—	(0.33)	(0.26)	(0.22)	(0.20)	(0.23)
From net realized gain	—	(1.23)	(1.69)	(0.61)	(0.35)	(1.85)

Total distributions	—	(1.56)	(1.95)	(0.83)	(0.55)	(2.08)

Net asset value, end of period	$11.49	$13.70	$12.35	$15.56	$15.16	$13.33

Total Return (c)
Based on net asset value	(16.13)%(d)	23.71%	(8.06)%	8.15%	17.88%	(6.07)%

Ratios to Average Net Assets (e)
Total expenses	1.02%(f)	1.02%	1.02%	1.02%	1.02%	1.02%

Total expenses after fees waived and/or reimbursed	0.90%(f)	0.90%	0.89%	0.90%	0.90%	0.90%

Net investment income	2.42%(f)	1.97%	1.63%	1.29%	1.47%	1.30%

Supplemental Data
Net assets, end of period (000)	$3,239	$4,218	$3,829	$4,928	$5,280	$5,466

Portfolio turnover rate	57%	45%	32%	41%	45%	50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended December 31,
	06/30/20 (unaudited)	2019	2018	2017	2016	2015

Investments in underlying funds	—%	0.01%	0.01%	0.01%	—%	—%

(f)	Annualized.

See notes to financial statements.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Basic Value V.I. Fund

	Class III

	Six Months Ended	Year Ended December 31,
	06/30/20 (unaudited)	2019	2018	2017	2016	2015

Net asset value, beginning of period	$13.62	$12.29	$15.48	$15.08	$13.28	$16.32

Net investment income (a)	0.13	0.26	0.24	0.18	0.18	0.19
Net realized and unrealized gain (loss)	(2.33)	2.61	(1.50)	1.02	2.17	(1.17)

Net increase (decrease) from investment operations	(2.20)	2.87	(1.26)	1.20	2.35	(0.98)

Distributions (b)
From net investment income	—	(0.31)	(0.24)	(0.19)	(0.20)	(0.21)
From net realized gain	—	(1.23)	(1.69)	(0.61)	(0.35)	(1.85)

Total distributions	—	(1.54)	(1.93)	(0.80)	(0.55)	(2.06)

Net asset value, end of period	$11.42	$13.62	$12.29	$15.48	$15.08	$13.28

Total Return (c)
Based on net asset value	(16.15)%(d)	23.53%	(8.11)%	8.01%	17.72%	(6.15)%

Ratios to Average Net Assets (e)
Total expenses	1.13%(f)	1.13%	1.15%	1.16%	1.04%	1.13%

Total expenses after fees waived and/or reimbursed	1.01%(f)	1.01%	1.00%	1.01%	1.00%	1.01%

Net investment income	2.32%(f)	1.86%	1.52%	1.16%	1.25%	1.19%

Supplemental Data
Net assets, end of period (000)	$52,553	$63,378	$57,661	$78,896	$114,160	$45,197

Portfolio turnover rate	57%	45%	32%	41%	45%	50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	—%	0.01%	0.01%	0.01%	—%	—%

(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Basic Value V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2020, certain investments of the Fund were fair valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (unaudited) (continued)

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$15,046	$(15,046)	$—
Credit Suisse Securities (USA) LLC	5,086,090	(5,086,090)	—
Deutsche Bank Securities, Inc.	7,222,860	(7,222,860)	—
JP Morgan Securities LLC	9,820,070	(9,820,070)	—
Morgan Stanley & Co. LLC	5,309,996	(5,309,996)	—
National Financial Services LLC	99,136	(99,136)	—
State Street Bank & Trust Co.	2,317,909	(2,317,909)	—

	$29,871,107	$(29,871,107)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.60%
$1 Billion - $3 Billion	0.56
$3 Billion - $5 Billion	0.54
$5 Billion - $10 Billion	0.52
Greater than $10 Billion	0.51

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Distribution Fees
Class II	0.15%
Class III	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder distribution services to the Fund. The ongoing distribution fee compensates BRIL and each broker-dealer for providing shareholder distribution related services to shareholders.

For the six months ended June 30, 2020, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Distribution Fees
Class II	$2,535
Class III	67,696
$70,231

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent – class specific. For the six months ended June 30, 2020, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For the six months ended June 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$255,503
Class II	3,353
Class III	55,344
$314,200

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to May 1, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the amount waived was $964.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the six months ended June 30, 2020, the Fund reimbursed the Manager $2,164 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.06%
Class II	0.08
Class III	0.09

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed – class specific in the Statement of Operations. For the six months ended June 30, 2020, class specific expense waivers and/or reimbursements are as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$ 183,590
Class II	2,001
Class III	30,979
$ 216,570

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class II	1.40
Class III	1.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021 unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, there were no fees waived and/ or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (unaudited) (continued)

Pursuant to the current securities lending agreement, the Fund retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2020, the Fund paid BIM $13,951 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, excluding short-term securities, were $171,164,953 and $180,208,812, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$332,178,119

Gross unrealized appreciation	$10,189,524
Gross unrealized depreciation	(26,502,582)

Net unrealized appreciation (depreciation)	$(16,313,058)

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Fund did not borrow under the credit agreement.

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19

	Shares	Amount	Shares	Amount
Class I
Shares sold	354,149	$3,722,590	409,623	$5,703,982
Shares issued in reinvestment of distributions	—	—	2,206,072	29,918,295
Shares redeemed	(1,351,379)	(15,981,641)	(8,013,802)	(111,784,813)

Net decrease	(997,230)	$(12,259,051)	(5,398,107)	$(76,162,536)

Class II
Shares sold	6,188	$64,918	586	$8,053
Shares issued in reinvestment of distributions	—	—	31,900	431,025
Shares redeemed	(32,205)	(408,534)	(34,572)	(474,362)

Net decrease	(26,017)	$(343,616)	(2,086)	$(35,284)

Class III
Shares sold	401,233	$4,165,411	199,212	$2,724,149
Shares issued in reinvestment of distributions	—	—	477,611	6,415,190
Shares redeemed	(451,259)	(5,245,258)	(716,499)	(9,945,104)

Net decrease	(50,026)	$(1,079,847)	(39,676)	$(805,765)

Total Net Decrease	(1,073,273)	$(13,682,514)	(5,439,869)	$(77,003,585)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	19

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts

NYRS	New York Registered Shares

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Variable Series Funds, Inc.

•	BlackRock Capital Appreciation V.I. Fund

Not FDIC Insured – May Lose Value – No Bank Guarantee

Fund Summary as of June 30, 2020	BlackRock Capital Appreciation V.I. Fund

Investment Objective

BlackRock Capital Appreciation V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund outperformed its benchmark, the Russell 1000® Growth Index, as well as the broad market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

The largest contributors to the Fund’s relative performance over the period included stock selection in the consumer discretionary and communication services sectors as well as positioning in consumer staples. In consumer discretionary, an overweight to internet & direct marketing retail, most notably an overweight position in ecommerce and cloud computing company Amazon, Inc. and an out-of-benchmark position in Argentine ecommerce company MercadoLibre, Inc. drove relative performance. Within communication services, stock selection in the entertainment subsector with an overweight position in Netflix, Inc. further added to relative results. Lastly, an underweight to the consumer staples sector, with limited exposure most notably to the beverages segment, proved advantageous.

The only detractor from relative performance in sector terms was stock selection in health care. Within health care, an overweight exposure to health care equipment & supplies weighed on performance, specifically overweight positions in Boston Scientific Corp., Align Technology, Inc., Intuitive Surgical, Inc., and Varian Medical Systems, Inc. Additionally, positioning within the life sciences tools & services industry was a slight drag on performance, due to an overweight position in IQVIA holdings and an underweight position in Illumina, Inc.

Describe recent portfolio activity.

During the period, exposure to information technology (“IT”) increased with allocations to software. Exposure to the consumer discretionary sector increased as well. Conversely, exposure to industrials decreased the most due to a lowered allocation to aerospace & defense. Also, the Fund’s exposure to the health care sector was decreased.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest overweight position relative to the Russell 1000® Growth Index was in the consumer discretionary sector, followed by financials and materials. Conversely, the consumer staples sector was the largest underweight, followed by health care and IT.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock Capital Appreciation V.I. Fund

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
Class I (b)(c)	13.52%	20.96%	15.53%	15.67%
Class III (b)(c)	13.46	20.79	15.24	15.39
Russell 1000® Growth Index (d)	9.81	23.28	15.89	17.23
S&P 500® Index(e)	(3.08)	7.51	10.73	13.99

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(c)

The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the investment adviser believes have exhibited above-average growth rates in earnings over the long-term.

(d)

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

(e)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	43%
Consumer Discretionary	22
Health Care	11
Communication Services	11
Industrials	5
Financials	4
Real Estate	3
Materials	2
Consumer Staples	1
Short-Term Securities	— (a)
Liabilities in Excess of Other Assets	(2)

(a)	Represents less than 1% of the Fund’s total investments.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$1,135.20	$4.35	$1,000.00	$1,020.79	$4.12	0.82%
Class III	1,000.00	1,134.60	5.73	1,000.00	1,019.49	5.42	1.08

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock Capital Appreciation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 100.0%

Automobiles — 0.4%
Ferrari NV	5,002	$855,392

Beverages — 0.7%
Constellation Brands, Inc., Class A	8,058	1,409,747

Biotechnology — 2.0%(a)
Biogen, Inc.	2,920	781,246
Vertex Pharmaceuticals, Inc.	11,417	3,314,469

		4,095,715

Capital Markets — 3.8%
CME Group, Inc.	11,202	1,820,773
S&P Global, Inc.	17,851	5,881,548

		7,702,321

Chemicals — 1.5%
Sherwin-Williams Co. (The)	5,266	3,042,958

Commercial Services & Supplies — 0.5%
Waste Management, Inc.	8,713	922,794

Containers & Packaging — 0.7%
Ball Corp.	21,441	1,489,935

Electronic Equipment, Instruments & Components — 1.1%
Keysight Technologies, Inc.(a)	23,083	2,326,305

Entertainment — 3.3%
Netflix, Inc.(a)	15,008	6,829,240

Equity Real Estate Investment Trusts (REITs) — 2.5%
Prologis, Inc	13,591	1,268,448
SBA Communications Corp.	13,128	3,911,094

		5,179,542

Health Care Equipment & Supplies — 3.2%(a)
Boston Scientific Corp.	104,590	3,672,155
Intuitive Surgical, Inc.	5,126	2,920,948

		6,593,103

Health Care Providers & Services — 3.7%
Humana, Inc.	7,650	2,966,288
UnitedHealth Group, Inc.	15,479	4,565,531

		7,531,819

Hotels, Restaurants & Leisure — 1.2%
Domino’s Pizza, Inc.	2,901	1,071,746
Hilton Worldwide Holdings, Inc.	20,058	1,473,260

		2,545,006

Industrial Conglomerates — 1.1%
Roper Technologies, Inc.	5,944	2,307,817

Security	Shares	Value

Interactive Media & Services — 7.5%(a)
Alphabet, Inc., Class A	4,457	$6,320,249
Facebook, Inc., Class A	21,877	4,967,610
Snap, Inc., Class A	171,593	4,030,720

		15,318,579

Internet & Direct Marketing Retail — 14.0%(a)
Alibaba Group Holding Ltd., ADR	19,376	4,179,403
Amazon.com, Inc.	7,425	20,484,238
MercadoLibre, Inc.	4,201	4,141,220

		28,804,861

IT Services — 13.3%
Fidelity National Information Services, Inc.	13,387	1,795,063
GoDaddy, Inc., Class A(a)	25,813	1,892,867
Mastercard, Inc., Class A	27,845	8,233,767
PayPal Holdings, Inc.(a)	18,669	3,252,700
Shopify, Inc., Class A(a)	2,380	2,259,096
Visa, Inc., Class A	50,602	9,774,788

		27,208,281

Pharmaceuticals — 2.6%
AstraZeneca plc, ADR(b)	37,404	1,978,298
Zoetis, Inc.	24,456	3,351,450

		5,329,748

Professional Services — 3.5%
CoStar Group, Inc.(a)	6,368	4,525,547
TransUnion	29,509	2,568,463

		7,094,010

Semiconductors & Semiconductor Equipment — 4.2%
Analog Devices, Inc.	26,931	3,302,818
ASML Holding NV (Registered), NYRS	14,477	5,327,970

		8,630,788

Software — 20.8%
Adobe, Inc.(a)	13,783	5,999,878
Autodesk, Inc.(a)	7,433	1,777,899
Coupa Software, Inc.(a)	3,783	1,048,042
Intuit, Inc.	19,021	5,633,830
Microsoft Corp.	80,557	16,394,155
RingCentral, Inc., Class A(a)	3,745	1,067,362
salesforce.com, Inc.(a)	22,332	4,183,454
ServiceNow, Inc.(a)	16,314	6,608,149

		42,712,769

Specialty Retail — 3.4%
Lowe’s Cos., Inc.	27,660	3,737,419
TJX Cos., Inc. (The)	63,280	3,199,437

		6,936,856

Technology Hardware, Storage & Peripherals — 2.3%
Apple, Inc.	13,210	4,819,008

Textiles, Apparel & Luxury Goods — 2.7%
LVMH Moet Hennessy Louis Vuitton SE	3,261	1,439,716
NIKE, Inc., Class B	40,959	4,016,030

		5,455,746

Total Common Stocks — 100.0% (Cost: $130,334,354)		205,142,340

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Capital Appreciation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Stocks — 1.6%

Software — 1.6%
Palantir Technologies, Inc., Series I (Acquired 02/11/14, cost $2,858,020)(a)(c)(d)	466,235	$3,203,035

Total Preferred Stocks — 1.6% (Cost: $2,858,021)		3,203,035

Total Long-Term Investments — 101.6% (Cost: $133,192,375)		208,345,375

Security	Shares	Value

Short-Term Securities — 0.4%(e)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%	193,787	$193,787
SL Liquidity Series, LLC, Money Market Series, 0.50%(f)	580,179	580,643

Total Short-Term Securities — 0.4% (Cost: $774,430)		774,430

Total Investments — 102.0% (Cost: $133,966,805)		209,119,805

Liabilities in Excess of Other Assets — (2.0)%		(4,037,130)

Net Assets — 100.0%		$205,082,675

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $3,203,035, representing 1.56% of its net assets as of period end, and an original cost of $2,858,020.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	206,770	—	(12,983)	193,787	$193,787	$2,360		$—		$—
SL Liquidity Series, LLC, Money Market Series(b)	2,200,535	—	(1,620,356)	580,179	580,643	7,074	(c)	1,495		—

					$774,430	$9,434		$1,495		$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Capital Appreciation V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Automobiles	$855,392	$—	$—	$855,392
Beverages	1,409,747	—	—	1,409,747
Biotechnology	4,095,715	—	—	4,095,715
Capital Markets	7,702,321	—	—	7,702,321
Chemicals	3,042,958	—	—	3,042,958
Commercial Services & Supplies	922,794	—	—	922,794
Containers & Packaging	1,489,935	—	—	1,489,935
Electronic Equipment, Instruments & Components	2,326,305	—	—	2,326,305
Entertainment	6,829,240	—	—	6,829,240
Equity Real Estate Investment Trusts (REITs)	5,179,542	—	—	5,179,542
Health Care Equipment & Supplies	6,593,103	—	—	6,593,103
Health Care Providers & Services	7,531,819	—	—	7,531,819
Hotels, Restaurants & Leisure	2,545,006	—	—	2,545,006
Industrial Conglomerates	2,307,817	—	—	2,307,817
Interactive Media & Services	15,318,579	—	—	15,318,579
Internet & Direct Marketing Retail	28,804,861	—	—	28,804,861
IT Services	27,208,281	—	—	27,208,281
Pharmaceuticals	5,329,748	—	—	5,329,748
Professional Services	7,094,010	—	—	7,094,010
Semiconductors & Semiconductor Equipment	8,630,788	—	—	8,630,788
Software	42,712,769	—	—	42,712,769
Specialty Retail	6,936,856	—	—	6,936,856
Technology Hardware, Storage & Peripherals	4,819,008	—	—	4,819,008
Textiles, Apparel & Luxury Goods	4,016,030	1,439,716	—	5,455,746
Preferred Stocks	—	—	3,203,035	3,203,035
Short-Term Securities	193,787	—	—	193,787

Subtotal	$203,896,411	$1,439,716	$3,203,035	$208,539,162

Investments valued at NAV (a)				580,643

Total Investments				$209,119,805

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Capital Appreciation V.I. Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks

Investments:
Assets:
Opening balance, as of December 31, 2019	$2,760,111
Transfers into level 3	—
Transfers out of level 3	—
Accrued discounts/premiums	—
Net realized gain	—
Net change in unrealized appreciation (a)(b)	442,924
Purchases	—
Sales	—

Closing balance, as of June 30, 2020	$3,203,035

Net change in unrealized appreciation on investments still held at June 30, 2020 (b)	$442,924

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized (a)
Preferred Stocks	$3,203,035	Market	Revenue Multiple	17.00x

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

June 30, 2020

BlackRock Capital Appreciation V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $565,923) (cost — $133,192,375)	$208,345,375
Investments at value — affiliated (cost — $774,430)	774,430
Cash	166
Foreign currency at value (cost — $78)	78
Receivables:
Investments sold	789,777
Securities lending income — affiliated	1,156
Capital shares sold	4,053
Dividends — affiliated	35
Dividends — unaffiliated	15,223
From affiliate(s)	505
Prepaid expenses	2,108

Total assets	209,932,906

LIABILITIES
Cash collateral on securities loaned at value	577,484
Payables:
Investments purchased	541,390
Capital shares redeemed	3,379,330
Distribution fees	17,476
Investment advisory fees	109,783
Other affiliates	1,475
Other accrued expenses	223,293

Total liabilities	4,850,231

NET ASSETS	$205,082,675

NET ASSETS CONSIST OF
Paid-in capital	$122,127,431
Accumulated earnings	82,955,244

NET ASSETS	$205,082,675

NET ASSET VALUE
Class I — Based on net assets of $139,817,306 and 15,407,420 shares outstanding, 100 million shares authorized, $0.10 par value	$9.07

Class III — Based on net assets of $65,265,369 and 7,375,826 shares outstanding, 100 million shares authorized, $0.10 par value	$8.85

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statement of Operations  (unaudited)

Six Months Ended June 30, 2020

BlackRock Capital Appreciation V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$2,360
Dividends — unaffiliated	531,882
Securities lending income — affiliated — net	7,074
Foreign taxes withheld	(5,386)

Total investment income	535,930

EXPENSES
Investment advisory	627,696
Transfer agent — class specific	190,240
Distribution — class specific	76,265
Professional	28,935
Accounting services	28,818
Printing	22,113
Custodian	8,946
Directors and Officer	3,685
Transfer agent	2,497
Miscellaneous	4,001

Total expenses	993,196
Less:
Fees waived and/or reimbursed by the Manager	(237)
Transfer agent fees waived and/or reimbursed — class specific	(119,600)

Total expenses after fees waived and/or reimbursed	873,359

Net investment loss	(337,429)

REALIZED AND UNREALIZED GAIN
Net realized gain from:
Investments — affiliated	1,495
Investments — unaffiliated	6,251,532
Foreign currency transactions	15,510

6,268,537

Net change in unrealized appreciation on investments — unaffiliated	19,011,571

Net realized and unrealized gain	25,280,108

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,942,679

See notes to financial statements.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Capital Appreciation V.I. Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(337,429)	$(934,540)
Net realized gain	6,268,537	65,131,100
Net change in unrealized appreciation (depreciation)	19,011,571	7,481,122

Net increase in net assets resulting from operations	24,942,679	71,677,682

DISTRIBUTIONS TO SHAREHOLDERS (a)
Class I	—	(22,513,872)
Class III	—	(11,826,346)

Decrease in net assets resulting from distributions to shareholders	—	(34,340,218)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(19,832,883)	(102,143,355)

NET ASSETS

Total increase (decrease) in net assets	5,109,796	(64,805,891)
Beginning of period	199,972,879	264,778,770

End of period	$205,082,675	$199,972,879

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	11

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation V.I. Fund

	Class I

	Six Months Ended	Year Ended December 31,
	06/30/20 (unaudited)	2019	2018		2017		2016		2015

Net asset value, beginning of period	$7.99	$7.25	$10.26		$8.63		$8.86		$9.02

Net investment loss (a)	(0.01)	(0.02)	0.00	(b)(c)	(0.00	)(d)(e)	(0.00	)(d)(f)	(0.01)
Net realized and unrealized gain	1.09	2.31	0.23		2.86		0.01		0.63

Net increase from investment operations	1.08	2.29	0.23		2.86		0.01		0.62

Distributions from net realized gain (g)	—	(1.55)	(3.24)		(1.23)		(0.24)		(0.78)

Net asset value, end of period	$9.07	$7.99	$7.25		$10.26		$8.63		$8.86

Total Return (h)
Based on net asset value	13.52%(i)	31.99%	2.39%		33.22%		0.10%		6.73%

Ratios to Average Net Assets
Total expenses	0.95%(j)	0.93%	0.94%(k)		0.92%		0.92%		0.93%

Total expenses after fees waived and/or reimbursed	0.82%(j)	0.80%	0.80%(k)		0.79%		0.80%		0.79%

Net investment income (loss)	(0.27)%(j)	(0.20)%	0.01%(c)(k)		(0.00)%(e)(l)		(0.06)%(f)		(0.15)%

Supplemental Data
Net assets, end of period (000)	$139,817	$135,871	$119,220		$142,246		$124,752		$139,045

Portfolio turnover rate	24%	43%	45%		48%		89%		70%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.21%, respectively, resulting from a non-recurring dividend.
(d)	Amount is greater than $(0.005) per share.
(e)

Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.09%, respectively, resulting from a non-recurring dividend from TransDigm Group, Inc. in August 2017.

(f)

Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.07%, respectively, resulting from a non-recurring dividend from TransDigm Group, Inc. in October 2016.

(g)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(h)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(i)	Aggregate total return.
(j)	Annualized.
(k)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(l)	Amount is greater than (0.005)%.

See notes to financial statements.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Capital Appreciation V.I. Fund

	Class III

	Six Months Ended	Year Ended December 31,
	06/30/20 (unaudited)	2019	2018		2017		2016		2015

Net asset value, beginning of period	$7.80	$7.13	$10.17		$8.56		$8.81		$8.97

Net investment loss (a)	(0.02)	(0.04)	(0.03	)(b)	(0.03	)(c)	(0.03	)(d)	(0.04)
Net realized and unrealized gain	1.07	2.26	0.23		2.84		0.02		0.63

Net increase (decrease) from investment operations	1.05	2.22	0.20		2.81		(0.01)		0.59

Distributions from net realized gain (e)	—	(1.55)	(3.24)		(1.20)		(0.24)		(0.75)

Net asset value, end of period	$8.85	$7.80	$7.13		$10.17		$8.56		$8.81

Total Return (f)
Based on net asset value	13.46%(g)	31.55%	2.13%		32.94%		(0.13)%		6.49%

Ratios to Average Net Assets
Total expenses	1.19%(h)	1.17%	1.19%(i)		1.17%		1.18%		1.17%

Total expenses after fees waived and/or reimbursed	1.08%(h)	1.05%	1.06%(i)		1.05%		1.06%		1.05%

Net investment loss	(0.53)%(h)	(0.47)%	(0.28)%(b)(i)		(0.27)%(c)		(0.32)%(d)		(0.40)%

Supplemental Data
Net assets, end of period (000)	$65,265	$64,102	$145,559		$259,969		$231,136		$233,706

Portfolio turnover rate	24%	43%	45%		48%		89%		70%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.19%, respectively, resulting from a non-recurring dividend.
(c)

Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.09%, respectively, resulting from a non-recurring dividend from TransDigm Group, Inc. in August 2017.

(d)

Net investment income per share and the ratio of net investment income to average net assets includes $0.00 per share and 0.07%, respectively, resulting from a non-recurring dividend from TransDigm Group, Inc. in October 2016.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Annualized.
(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Capital Appreciation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (unaudited) (continued)

inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2020, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
JP Morgan Securities LLC	$565,923	$(565,923)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.65%
$1 Billion - $3 Billion	0.61
$3 Billion - $5 Billion	0.59
$5 Billion - $10 Billion	0.57
Greater than $10 Billion	0.55

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder distribution services to the Fund. The ongoing distribution fee compensates BRIL and each broker-dealer for providing shareholder distribution related services to shareholders.

For the six months ended June 30, 2020, the class specific distribution fees borne directly by Class III were $76,265.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent – class specific. For the six months ended June 30, 2020, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$133,173
Class III	57,067
$190,240

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. Prior to May 1, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the amount waived was $237.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the six months ended June 30, 2020, the Fund reimbursed the Manager $1,661 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.08

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (unaudited) (continued)

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2020, class specific expense waivers and/or reimbursements are as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$ 86,935
Class III	32,665
$ 119,600

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, there were no fees waived and/or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2020, the Fund paid BIM $2,226 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, excluding short-term securities, were $47,313,090 and $64,457,803, respectively.

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$134,011,942

Gross unrealized appreciation	$75,731,029
Gross unrealized depreciation	(623,166)

Net unrealized appreciation (depreciation)	$75,107,863

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (unaudited) (continued)

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

As of period end, the Fund’s investments had the following industry classifications:

Industry	Percent of Long-Term Investments
Software	22%
Internet & Direct Marketing Retail	14
IT Services	13
Interactive Media & Services	7
Other(a)	44

(a)	All other industries held were each less than 5% of long-term investments.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19

	Shares	Amount	Shares	Amount

Class I
Shares sold	275,774	$2,249,259	471,686	$4,106,041
Shares issued in reinvestment of distributions	—	—	2,839,226	22,513,872
Shares redeemed	(1,865,231)	(15,180,214)	(2,753,421)	(23,669,981)

Net increase (decrease)	(1,589,457)	$(12,930,955)	557,491	$2,949,932

Class III
Shares sold	305,901	$2,364,362	661,444	$5,481,843
Shares issued in reinvestment of distributions	—	—	1,509,611	11,826,346
Shares redeemed	(1,143,156)	(9,266,290)	(14,378,799)	(122,401,476)

Net decrease	(837,255)	$(6,901,928)	(12,207,744)	$(105,093,287)

Total Net Decrease	(2,426,712)	$(19,832,883)	(11,650,253)	$(102,143,355)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts

NYRS	New York Registered Shares

S&P	Standard & Poor’s

GLOSSARY OF TERMS USED IN THIS REPORT	21

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Variable Series Funds, Inc.

•	BlackRock Equity Dividend V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of June 30, 2020	BlackRock Equity Dividend V.I. Fund

Investment Objective

BlackRock Equity Dividend V.I. Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the fund perform?

For the six-month period ended June 30, 2020, the Fund outperformed its benchmark, the Russell 1000® Value Index, and underperformed the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

During the period, the largest contribution to relative performance came from an elevated cash balance, which was utilized to help mitigate portfolio volatility against a turbulent stock market. Within information technology (“IT”), a combination of stock selection and allocation decisions benefited performance. Notably, overweight exposure to the software and communications equipment segments fueled relative returns, as did stock selection among hardware and IT services firms. Within the consumer discretionary sector, stock selection in multiline retail and a lack of exposure to the hotels, restaurants & leisure industry proved beneficial. Lastly, an underweight to real estate, an overweight in health care, and stock selection in energy, industrials, and communication services added to relative performance.

Conversely, a combination of stock selection and allocation decisions in the financials sector significantly detracted from relative performance. In particular, the Fund’s overweight to and stock selection among banks, as well as stock selection in the capital markets industry, proved costly. Underweight positions to electric utilities and multi-utilities also weighed on relative returns as traditionally defensive sectors fared well amid a turbulent U.S. stock market during the first quarter of 2020. Other detractors included underweights to materials and consumer staples.

Describe recent portfolio activity.

During the period, a combination of portfolio trading activity and market price changes resulted in increased exposure to the utilities, IT and consumer staples sectors.

Conversely, the Fund’s exposures to financials, energy and industrials were reduced.

Describe portfolio positioning at period end.

In terms of sector positioning, the Fund’s largest allocations were in the financials, health care and IT sectors. Relative to the Russell 1000® Value benchmark, the Fund’s largest overweight positions were in the financials, health care and energy sectors. The Fund’s largest underweights were in the industrials, real estate and materials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock Equity Dividend V.I. Fund

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
Class I (b)(c)	(13.73)%	(4.63)%	6.87%	10.41%
Class III (b)(c)	(13.82)	(4.80)	6.64	10.15	(d)
Russell 1000® Value Index (e)	(16.26)	(8.84)	4.64	10.41
S&P 500® Index (f)	(3.08)	7.51	10.73	13.99

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(c)

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The Fund’s total returns prior to October 1, 2010 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Utilities and Telecommunications V.I. Fund.

(d)

The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(e)	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.
(f)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	24%
Health Care	18
Information Technology	10
Energy	8
Consumer Staples	8
Communication Services	7
Industrials	6
Consumer Discretionary	6
Utilities	5
Materials	1
Short-Term Securities	9
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$862.70	$3.06	$1,000.00	$1,021.58	$3.32	0.66%
Class III	1,000.00	861.80	4.21	1,000.00	1,020.34	4.57	0.91

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock Equity Dividend V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 92.2%

Aerospace & Defense — 1.9%
BAE Systems plc	952,321	$5,694,367

Air Freight & Logistics — 0.4%
FedEx Corp.	9,384	1,315,824

Automobiles — 1.3%
General Motors Co.	152,806	3,865,992

Banks — 9.8%
Bank of America Corp.	407,673	9,682,234
Citigroup, Inc.	183,640	9,384,004
JPMorgan Chase & Co.(a)	46,932	4,414,424
Wells Fargo & Co.	222,976	5,708,185

		29,188,847

Beverages — 1.3%
Constellation Brands, Inc., Class A	22,605	3,954,745

Capital Markets — 5.2%
Charles Schwab Corp. (The)	108,521	3,661,499
CME Group, Inc.	11,510	1,870,835
Morgan Stanley	115,941	5,599,950
Raymond James Financial, Inc.	64,305	4,426,113

		15,558,397

Chemicals — 1.4%
Corteva, Inc.	59,114	1,583,664
DuPont de Nemours, Inc.	48,229	2,562,407

		4,146,071

Communications Equipment — 1.7%
Cisco Systems, Inc.	61,625	2,874,190
Motorola Solutions, Inc.	15,515	2,174,117

		5,048,307

Construction Materials — 0.2%
CRH plc	18,465	633,671

Consumer Finance — 0.6%
American Express Co.	19,500	1,856,400

Diversified Financial Services — 2.1%
Berkshire Hathaway, Inc., Class B(b)	23,050	4,114,656
Equitable Holdings, Inc.	106,700	2,058,243

		6,172,899

Diversified Telecommunication Services — 3.9%
Verizon Communications, Inc.	212,207	11,698,972

Electric Utilities — 3.3%
Edison International	49,660	2,697,035
FirstEnergy Corp.	145,342	5,636,363
PPL Corp.	57,903	1,496,213

		9,829,611

Food Products — 1.1%
Nestle SA (Registered)	29,508	3,271,570

Health Care Equipment & Supplies — 5.1%
Alcon, Inc.(b)	47,741	2,743,161
Koninklijke Philips NV(b)	128,321	5,985,882
Medtronic plc	71,350	6,542,795

		15,271,838

Health Care Providers & Services — 6.0%
Anthem, Inc.	23,408	6,155,836
CVS Health Corp.(a)	70,685	4,592,404

McKesson Corp.	16,157	2,478,807

Security	Shares	Value

Health Care Providers & Services (continued)
Quest Diagnostics, Inc.	7,684	$875,669
UnitedHealth Group, Inc	12,820	3,781,259

		17,883,975

Household Durables — 1.5%
Newell Brands, Inc.	117,339	1,863,343
Sony Corp.	35,400	2,443,669

		4,307,012

Industrial Conglomerates — 2.5%
General Electric Co.	500,710	3,419,849
Siemens AG (Registered)	35,084	4,137,710

		7,557,559

Insurance — 6.7%
Allstate Corp. (The)	21,167	2,052,987
American International Group, Inc.(a)	198,813	6,198,989
Arthur J Gallagher & Co.	51,215	4,992,951
Fidelity National Financial, Inc.	49,910	1,530,241
MetLife, Inc.	104,317	3,809,657
Willis Towers Watson plc(a)	6,757	1,330,791

		19,915,616

IT Services — 3.3%
Cognizant Technology Solutions Corp., Class A	111,396	6,329,521
Visa, Inc., Class A	18,790	3,629,664

		9,959,185

Media — 2.8%
Comcast Corp., Class A	143,927	5,610,275
Fox Corp., Class A(a)	93,800	2,515,716
Fox Corp., Class B	11,030	296,045

		8,422,036

Multiline Retail — 0.6%
Dollar General Corp.	9,871	1,880,524

Multi-Utilities — 1.6%
NiSource, Inc.	35,210	800,675
Public Service Enterprise Group, Inc.	81,138	3,988,744

		4,789,419

Oil, Gas & Consumable Fuels — 7.9%
BP plc	583,498	2,235,406
ConocoPhillips	75,530	3,173,771
Enterprise Products Partners LP	211,254	3,838,485
Equinor ASA	224,193	3,229,650
Marathon Petroleum Corp.	112,202	4,194,111
Pioneer Natural Resources Co.	41,215	4,026,706
Williams Cos., Inc. (The)(a)	153,859	2,926,398

		23,624,527

Personal Products — 2.1%
Unilever NV, NYRS	116,548	6,208,512

Pharmaceuticals — 6.6%
AstraZeneca plc(a)	41,127	4,280,268
Bayer AG (Registered)	80,957	6,000,821
Pfizer, Inc.	62,434	2,041,592
Sanofi	71,863	7,328,926

		19,651,607

Road & Rail — 0.8%
Union Pacific Corp.	13,572	2,294,618

Semiconductors & Semiconductor Equipment — 1.2%
Applied Materials, Inc.	25,020	1,512,459
NXP Semiconductors NV	18,812	2,145,320

		3,657,779

SCHEDULES OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Equity Dividend V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software — 2.2%
CDK Global, Inc.	29,330	$1,214,849
Microsoft Corp.	24,759	5,038,704
Open Text Corp.(a)	3,530	149,954

		6,403,507

Specialty Retail — 2.4%
Lowe’s Cos., Inc.(a)	21,963	2,967,641
Ross Stores, Inc.(a)	30,250	2,578,510
TJX Cos., Inc. (The)	28,390	1,435,398

		6,981,549

Technology Hardware, Storage & Peripherals — 1.6%
Samsung Electronics Co. Ltd., GDR	2,896	3,165,950
Samsung Electronics Co. Ltd., GDR(c)	1,344	1,482,432

		4,648,382

Tobacco — 2.2%
Altria Group, Inc.(a)	144,409	5,668,053
British American Tobacco plc	18,960	727,170

		6,395,223

Trading Companies & Distributors — 0.9%
Ferguson plc	33,025	2,700,340

Total Common Stocks — 92.2% (Cost: $272,833,840)		274,788,881

Security	Shares	Value

Preferred Stocks — 1.2%

Household Products — 1.2%
Henkel AG & Co. KGaA (Preference)	39,658	$3,699,842

Total Preferred Stocks — 1.2% (Cost: $3,550,169)		3,699,842

Total Long-Term Investments — 93.4% (Cost: $276,384,009)		278,488,723

Short-Term Securities — 8.7%(d)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%	19,553,826	19,553,826
SL Liquidity Series, LLC, Money Market Series, 0.50%(e)	6,271,519	6,276,536

Total Short-Term Securities — 8.7% (Cost: $25,830,511)		25,830,362

Total Investments — 102.1% (Cost: $302,214,520)		304,319,085

Liabilities in Excess of Other Assets — (2.1)%		(6,127,411)

Net Assets — 100.0%		$298,191,674

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	26,786,942	—	(7,233,116)	19,553,826	$19,553,826	$87,882		$—	$—
SL Liquidity Series, LLC, Money Market Series(b)	10,950,897	—	(4,679,378)	6,271,519	6,276,536	28,514	(c)	(5,661)	(149)

					$25,830,362	$116,396		$(5,661)	$(149)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Equity Dividend V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$—	$5,694,367	$—	$5,694,367
Air Freight & Logistics	1,315,824	—	—	1,315,824
Automobiles	3,865,992	—	—	3,865,992
Banks	29,188,847	—	—	29,188,847
Beverages	3,954,745	—	—	3,954,745
Capital Markets	15,558,397	—	—	15,558,397
Chemicals	4,146,071	—	—	4,146,071
Communications Equipment	5,048,307	—	—	5,048,307
Construction Materials	—	633,671	—	633,671
Consumer Finance	1,856,400	—	—	1,856,400
Diversified Financial Services	6,172,899	—	—	6,172,899
Diversified Telecommunication Services	11,698,972	—	—	11,698,972
Electric Utilities	9,829,611	—	—	9,829,611
Food Products	—	3,271,570	—	3,271,570
Health Care Equipment & Supplies	6,542,795	8,729,043	—	15,271,838
Health Care Providers & Services	17,883,975	—	—	17,883,975
Household Durables	1,863,343	2,443,669	—	4,307,012
Industrial Conglomerates	3,419,849	4,137,710	—	7,557,559
Insurance	19,915,616	—	—	19,915,616
IT Services	9,959,185	—	—	9,959,185
Media	8,422,036	—	—	8,422,036
Multiline Retail	1,880,524	—	—	1,880,524
Multi-Utilities	4,789,419	—	—	4,789,419
Oil, Gas & Consumable Fuels	18,159,471	5,465,056	—	23,624,527
Personal Products	6,208,512	—	—	6,208,512
Pharmaceuticals	2,041,592	17,610,015	—	19,651,607
Road & Rail	2,294,618	—	—	2,294,618
Semiconductors & Semiconductor Equipment	3,657,779	—	—	3,657,779
Software	6,403,507	—	—	6,403,507
Specialty Retail	6,981,549	—	—	6,981,549
Technology Hardware, Storage & Peripherals	—	3,165,950	1,482,432	4,648,382
Tobacco	5,668,053	727,170	—	6,395,223
Trading Companies & Distributors	—	2,700,340	—	2,700,340
Preferred Stocks	—	3,699,842	—	3,699,842
Short-Term Securities	19,553,826	—	—	19,553,826

Subtotal	$238,281,714	$58,278,403	$1,482,432	$298,042,549

Investments valued at NAV (a)				6,276,536

Total Investments				$304,319,085

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	7

Statement of Assets and Liabilities  (unaudited)

June 30, 2020

BlackRock Equity Dividend V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $6,148,293) (cost — $276,384,009)	$278,488,723
Investments at value — affiliated (cost — $25,830,511)	25,830,362
Foreign currency at value (cost — $1,420)	1,365
Receivables:
Securities lending income — affiliated	1,603
Capital shares sold	89,641
Dividends — affiliated	1,676
Dividends — unaffiliated	630,303
From affiliate(s)	614
Prepaid expenses	2,560

Total assets	305,046,847

LIABILITIES
Cash collateral on securities loaned at value	6,277,039
Payables:
Capital shares redeemed	140,385
Distribution fees	55,154
Investment advisory fees	149,133
Other affiliates	993
Professional fees	31,115
Transfer agent fees	147,789
Other accrued expenses	53,565

Total liabilities	6,855,173

NET ASSETS	$298,191,674

NET ASSETS CONSIST OF
Paid-in capital	$290,807,594
Accumulated earnings	7,384,080

NET ASSETS	$298,191,674

NET ASSET VALUE
Class I — Based on net assets of $28,340,130 and 2,777,149 shares outstanding, 100 million shares authorized, $0.10 par value	$10.20

Class III — Based on net assets of $269,851,544 and 26,516,685 shares outstanding, 100 million shares authorized, $0.10 par value	$10.18

See notes to financial statements.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2020

BlackRock Equity Dividend V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$87,882
Dividends — unaffiliated	4,849,503
Securities lending income — affiliated — net	28,514
Foreign taxes withheld	(181,236)

Total investment income	4,784,663

EXPENSES
Investment advisory	890,941
Distribution — class specific	334,562
Transfer agent — class specific	296,483
Accounting services	32,491
Professional	25,952
Printing	15,994
Custodian	11,869
Directors and Officer	4,142
Transfer agent	2,503
Miscellaneous	3,494

Total expenses	1,618,431
Less:
Fees waived and/or reimbursed by the Manager	(8,660)
Transfer agent fees waived and/or reimbursed — class specific	(296,483)

Total expenses after fees waived and/or reimbursed	1,313,288

Net investment income	3,471,375

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(5,661)
Investments — unaffiliated	3,244,909
Foreign currency transactions	7,929

3,247,177

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(149)
Investments — unaffiliated	(52,203,698)
Foreign currency translations	1,113

(52,202,734)

Net realized and unrealized loss	(48,955,557)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(45,484,182)

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statements of Changes in Net Assets

	BlackRock Equity Dividend V.I. Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,471,375	$6,104,714
Net realized gain	3,247,177	19,424,737
Net change in unrealized appreciation (depreciation)	(52,202,734)	50,340,126

Net increase (decrease) in net assets resulting from operations	(45,484,182)	75,869,577

DISTRIBUTIONS TO SHAREHOLDERS (a)
Class I	(175,387)	(2,844,230)
Class III	(1,374,632)	(24,841,855)

Decrease in net assets resulting from distributions to shareholders	(1,550,019)	(27,686,085)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	4,980,282	11,152,752

NET ASSETS
Total increase (decrease) in net assets	(42,053,919)	59,336,244
Beginning of period	340,245,593	280,909,349

End of period	$298,191,674	$340,245,593

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Equity Dividend V.I. Fund

	Class I
	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Net asset value, beginning of period	$11.90	$10.17	$12.14	$11.15	$10.04	$10.90
Net investment income (a)	0.13	0.25	0.24	0.22	0.21	0.19
Net realized and unrealized gain (loss)	(1.77)	2.53	(1.09)	1.62	1.42	(0.25)
Net increase (decrease) from investment operations	(1.64)	2.78	(0.85)	1.84	1.63	(0.06)

Distributions (b)
From net investment income	(0.06)	(0.24)	(0.24)	(0.21)	(0.19)	(0.18)
From net realized gain	—	(0.81)	(0.88)	(0.64)	(0.33)	(0.62)
Total distributions	(0.06)	(1.05)	(1.12)	(0.85)	(0.52)	(0.80)

Net asset value, end of period	$10.20	$11.90	$10.17	$12.14	$11.15	$10.04

Total Return (c)
Based on net asset value	(13.73)%(d)	27.71%	(7.16)%	16.74%	16.40%	(0.61)%

Ratios to Average Net Assets (e)
Total expenses	0.86%(f)	0.86%	0.87%	0.89%	0.89%	1.00%
Total expenses after fees waived and/or reimbursed	0.66%(f)	0.65%	0.66%	0.68%	0.70%	0.79%
Net investment income	2.56%(f)	2.17%	2.00%	1.82%	1.98%	1.79%

Supplemental Data
Net assets, end of period (000)	$28,340	$33,881	$30,655	$37,525	$35,256	$30,527
Portfolio turnover rate	32%	45%	37%	37%	23%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	—%

(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend V.I. Fund

	Class III
	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Net asset value, beginning of period	$11.88	$10.15	$12.12	$11.13	$10.03	$10.89
Net investment income (a)	0.12	0.22	0.21	0.19	0.18	0.17
Net realized and unrealized gain (loss)	(1.77)	2.53	(1.09)	1.62	1.42	(0.25)
Net increase (decrease) from investment operations	(1.65)	2.75	(0.88)	1.81	1.60	(0.08)

Distributions (b)
From net investment income	(0.05)	(0.21)	(0.21)	(0.18)	(0.17)	(0.16)
From net realized gain	—	(0.81)	(0.88)	(0.64)	(0.33)	(0.62)
Total distributions	(0.05)	(1.02)	(1.09)	(0.82)	(0.50)	(0.78)

Net asset value, end of period	$10.18	$11.88	$10.15	$12.12	$11.13	$10.03

Total Return (c)
Based on net asset value	(13.82)%(d)	27.46%	(7.42)%	16.49%	16.06%	(0.82)%

Ratios to Average Net Assets (e)
Total expenses	1.12%(f)	1.12%	1.12%	1.16%	1.13%	1.16%
Total expenses after fees waived and/or reimbursed	0.91%(f)	0.90%	0.91%	0.93%	0.95%	1.03%
Net investment income	2.32%(f)	1.91%	1.75%	1.57%	1.73%	1.59%

Supplemental Data
Net assets, end of period (000)	$269,852	$306,365	$250,255	$287,615	$223,338	$85,163
Portfolio turnover rate	32%	45%	37%	37%	23%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	—%

(f)	Annualized.

See notes to financial statements.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Equity Dividend V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (unaudited) (continued)

exchange-traded and over-the-counter options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company:
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies.

14	2020 BLACKROCK SEMIANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2020, certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$541,203	$(541,203)	$—
Deutsche Bank Securities, Inc.	47,030	(47,030)	—
Goldman Sachs & Co.	305,979	(305,979)	—
JP Morgan Securities LLC	4,840,486	(4,840,486)	—
Morgan Stanley & Co. LLC	413,595	(413,595)	—

	$6,148,293	$(6,148,293)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (unaudited) (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56
$3 Billion — $5 Billion	0.54
$5 Billion — $10 Billion	0.52
Greater than $10 Billion	0.51

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2020, the class specific distribution fees borne directly by Class III were $334,562.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent – class specific. For the six months ended June 30, 2020, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$29,044
Class III	267,439
$296,483

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to May 1, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the amount waived was $8,660.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the six months ended June 30, 2020, the Fund reimbursed the Manager $1,867 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse all transfer agent fees for Class I and III. The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021 unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. These amounts are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2020, class specific expense waivers and/or reimbursements were as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$ 29,044
Class III	267,439
$ 296,483

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, there were no fees waived and/ or reimbursed by the Manager.

Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, there were no fees waived and/ or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2020, the Fund paid BIM $9,034 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, excluding short-term securities, were $102,981,486 and $88,807,955, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (unaudited) (continued)

As of June 30, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$303,687,944

Gross unrealized appreciation	$24,382,182
Gross unrealized depreciation	(23,751,041)

Net unrealized appreciation (depreciation)	$631,141

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19
	Shares	Amount	Shares	Amount
Class I
Shares sold	155,572	$1,571,224	154,159	$1,782,814
Shares issued in reinvestment of distributions	18,520	175,387	242,563	2,844,230
Shares redeemed	(243,604)	(2,512,175)	(563,670)	(6,465,248)

Net decrease	(69,512)	$(765,564)	(166,948)	$(1,838,204)

Class III
Shares sold	3,438,009	$34,124,400	2,676,030	$29,909,100
Shares issued in reinvestment of distributions	145,464	1,374,632	2,122,845	24,841,855
Shares redeemed	(2,864,838)	(29,753,186)	(3,651,660)	(41,759,999)

Net increase	718,635	$5,745,846	1,147,215	$12,990,956

Total Net Increase	649,123	$4,980,282	980,267	$11,152,752

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	19

Glossary of Terms Used in this Report

Portfolio Abbreviations

GDR	Global Depositary Receipts

NYRS	New York Registered Shares

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Variable Series Funds, Inc.

•	BlackRock Global Allocation V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of June 30, 2020	BlackRock Global Allocation V.I. Fund

Investment Objective

BlackRock Global Allocation V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund outperformed its Reference Benchmark, which is comprised of the S&P 500® Index (36%), FTSE World (ex-U.S.) Index (24%), ICE BofAML, Current 5-Year U.S. Treasury Index (24%) and FTSE Non-U.S. Dollar World Government Bond Index (16%) (the “Reference Benchmark”), and outperformed the broad-based all-equity benchmark, the FTSE World Index. The Fund invests in both equities and bonds; therefore, Fund management believes that the Reference Benchmark provides a more accurate representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps and options (except with respect to fixed income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

Within equities, security selection within and an overweight to consumer discretionary and information technology (“IT”) contributed to performance. Stock selection within and an underweight to energy was additive, and stock selection within communication services contributed to returns as well. Portfolio positioning within fixed income, specifically yield curve positioning at the long end of the curve, positively impacted returns. Exposure to U.S. investment grade corporate credit and modest exposure to Chinese government bonds was also additive. Exposure to gold-related securities and cash equivalents contributed to performance as well.

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives, in aggregate, contributed to the Fund’s performance.

Within equities, security selection within industrials weighed on returns. Stock selection within financials and health care also detracted, although this was partially offset by an underweight and overweight, respectively, to those sectors. Within fixed income, a broad underweight relative to the benchmark negatively impacted returns. Exposure to U.S. Treasury inflation-protected securities detracted as well. Currency management, notably an underweight to the Australian dollar, also weighed on performance.

Describe recent portfolio activity.

During the period, the Fund’s overall equity allocation decreased from 67% to 64% of net assets. Within equities, the Fund increased exposure to Europe and decreased exposure to Japan and the U.S. From a sector perspective, the Fund increased exposure to IT and consumer discretionary, and decreased exposure to industrials, financials, energy, consumer staples and communication services. The Fund’s allocation to fixed income remained essentially unchanged at 26% of net assets. Within fixed income, the Fund decreased exposure to government bonds and securitized debt, and increased exposure to corporate credit. From the perspective of the portfolio’s interest rate sensitivity, the Fund increased total portfolio duration from 1.7 years to 2.4 years. The Fund’s allocation to commodity-related assets increased from 2% to 4% of net assets.

Reflecting the changes in the Fund’s overall allocations to the equity, fixed income and commodity-related asset classes during the period, the Fund’s cash equivalents increased from 5% to 6% of net assets. During the six-month period, cash helped mitigate portfolio volatility and served as a source of funds for new investments and redemptions.

Describe portfolio positioning at period end.

Relative to its Reference Benchmark, the Fund was overweight in equities and underweight in fixed income, with exposure to commodity-related securities and cash and cash equivalents. Within equities, the Fund was overweight in the United States and continental Europe, and underweight in Asia, specifically Japan and Australia. From a sector perspective, the Fund was overweight in consumer discretionary, health care, communication services and IT, and underweight in consumer staples, real estate, financials and energy. Within fixed income, the Fund was underweight in developed market government bonds, and overweight in corporate bonds and securitized debt. With respect to currency exposure, the Fund was overweight in the U.S. dollar, and underweight in the euro and Australian dollar.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock Global Allocation V.I. Fund

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
Class I (b)(c)	0.53%	7.05%	4.65%	6.40%
Class II (b)(c)	0.47	6.94	4.49	6.24
Class III (b)(c)	0.41	6.78	4.40	6.15
FTSE World Index (d)	(6.20)	2.73	7.17	9.99
Reference Benchmark (e)	(1.67)	4.22	6.09	7.59
U.S. Stocks: S&P 500® Index (f)	(3.08)	7.51	10.73	13.99
Non-U.S. Stocks: FTSE World (ex-U.S.) Index (g)	(11.64)	(4.93)	2.63	5.65
U.S. Bonds: ICE BofAML Current 5-year U.S. Treasury Index (h)	7.25	8.44	3.21	2.93
Non U.S. Bonds: FTSE Non-U.S. Dollar World Government Bond Index (i)	1.04	0.86	3.32	1.81

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(c)

The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing markets and economic trends.

(d)	A market cap weighted index representing the performance of the large and mid-cap stocks from the developed and advanced emerging countries within the FTSE Global Equity Index Series.
(e)

An unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% ICE BofAML Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index.

(f)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(g)

A market cap weighted index representing the performance of the large and mid-cap stocks from the developed and advanced emerging countries excluding the U.S. within the FTSE Global Equity Index Series.

(h)

An unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond. Effective January 1, 2020, the Fund’s benchmark was renamed from ICE BofAML Current 5-Year U.S. Treasury Index to ICE BofA Current 5-Year U.S. Treasury Index.

(i)	An unmanaged market capitalization-weighted index that tracks 22 government bond indexes, excluding the United States.
Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Overall Asset Exposure

	Percent of Fund’s Net Assets (a)		Reference Benchmark (b) Percentages
	06/30/2020	12/31/2019
U.S. Equities	42%	43%	35%
European Equities	13	12	12
Asia Pacific Equities	8	11	10
Other Equities	1	1	3

Total Equities	64	67	60

U.S. Dollar Denominated Fixed Income Securities	20	18	24
U.S. Issuers	18	17	—
Non-U.S. Issuers	2	1	—
Non-U.S. Dollar Denominated Fixed Income Securities	6	8	16

Total Fixed Income Securities	26	26	40

Commodity-Related	4	2	—

Cash & Short-Term Securities	6	5	—

(a)	Exposure based on market value and adjusted for the economic value of futures, swaps, and options (except with respect to fixed income securities), and convertible bonds.
(b)

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index®; 24% FTSE World (ex U.S.) Index; 24% ICE BofAML Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 2 of this report to shareholders in the “Performance Summary” section.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual				Hypothetical (a)
			Including dividend expense	Excluding dividend expense		Including dividend expense		Excluding dividend expense
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Ending Account Value (06/30/20)	Expenses Paid During the Period (c)
Class I	$1,000.00	$1,005.30	$3.69	$3.64	$1,000.00	$1,021.18	$3.72	$1,021.18	$3.72
Class II	1,000.00	1,004.70	4.44	4.44	1,000.00	1,020.44	4.47	1,020.44	4.47
Class III	1,000.00	1,004.10	4.93	4.93	1,000.00	1,019.94	4.97	1,019.94	4.97

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.74% for Class I, 0.89% for Class II and 0.99% for Class III), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.74% for Class I, 0.89% for Class II and 0.99% for Class III), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) June 30, 2020	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 0.8%

Cayman Islands — 0.4%(a)(b)
AGL Core CLO 5 Ltd.:
Series 2020-5A, Class A2, (LIBOR USD 3 Month + 2.35%), 2.65%, 07/20/30	USD	550	$546,933
Series 2020-5A, Class B, (LIBOR USD 3 Month + 2.78%), 3.08%, 07/20/30		725	717,537
AIMCO CLO, Series 2018-AA, Class B, (LIBOR USD 3 Month + 1.40%), 2.53%, 04/17/31		256	245,459
ALM Ltd., Series 2020-1A, Class A2, (LIBOR USD 3 Month + 1.85%), 3.36%, 10/15/29		252	246,195
Ares LV CLO Ltd., Series 2020-55A, Class B, (LIBOR USD 3 Month + 2.50%), 2.87%, 04/15/31		950	940,263
Atrium XII:
Series 12A, Class AR, (LIBOR USD 3 Month + 0.83%), 1.93%, 04/22/27		397	392,993
Series 12A, Class BR, (LIBOR USD 3 Month + 1.35%), 2.45%, 04/22/27		287	274,494
Bain Capital Credit CLO Ltd., Series 2020-2A, Class B1, (LIBOR USD 3 Month + 2.50%), 2.86%, 07/19/31		575	584,315
Barings CLO Ltd., Series 2016-2A, Class AR, (LIBOR USD 3 Month + 1.08%), 2.22%, 07/20/28		400	394,181
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A1R, (LIBOR USD 3 Month + 1.25%), 2.47%, 07/15/29		401	394,902
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class A1, (LIBOR USD 3 Month + 1.25%), 2.47%, 10/15/30		400	392,420
Benefit Street Partners CLO XIX Ltd., Series 2019-19A, Class A, (LIBOR USD 3 Month + 1.35%), 3.23%, 01/15/33		400	392,341
Benefit Street Partners CLO XVIII Ltd., Series 2019-18A, Class A, (LIBOR USD 3 Month + 1.34%), 2.56%, 10/15/32		872	856,311
BlueMountain CLO Ltd.:
Series 2013-2A, Class A1R, (LIBOR USD 3 Month + 1.18%), 2.28%, 10/22/30		255	247,988
Series 2014-2A, Class BR2, (LIBOR USD 3 Month + 1.75%), 2.89%, 10/20/30		256	247,358
California Street CLO XII Ltd., Series 2013-12A, Class CR, (LIBOR USD 3 Month + 2.10%), 3.32%, 10/15/25		269	261,862
Carlyle Global Market Strategies CLO Ltd., Series 2015-3A, Class A1R, (LIBOR USD 3 Month + 1.00%), 1.89%, 07/28/28		500	489,990
Catskill Park CLO Ltd., Series 2017-1A, Class A1B, (LIBOR USD 3 Month + 1.35%), 2.49%, 04/20/29		313	304,700
Chenango Park CLO Ltd., Series 2018- 1A, Class A2, (LIBOR USD 3 Month + 1.55%), 2.77%, 04/15/30		401	384,818

Security		Par (000)	Value

Cayman Islands (continued)
CIFC Funding Ltd.:
Series 2015-5A, Class A1R, (LIBOR USD 3 Month + 0.86%), 1.85%, 10/25/27	USD	568	$556,840
Series 2017-3A, Class A1, (LIBOR USD 3 Month + 1.22%), 2.36%, 07/20/30		664	650,274
Series 2017-3A, Class A2, (LIBOR USD 3 Month + 1.80%), 2.94%, 07/20/30		276	266,314
Series 2017-4A, Class A1, (LIBOR USD 3 Month + 1.25%), 2.27%, 10/24/30		492	484,091
Series 2018-2A, Class A1, (LIBOR USD 3 Month + 1.04%), 2.18%, 04/20/31		265	258,015
Series 2020-1A, Class B, (LIBOR USD 3 Month + 2.30%), 0.32%, 07/15/32		875	875,000
Clear Creek CLO, Series 2015-1A, Class AR, (LIBOR USD 3 Month + 1.20%), 2.34%, 10/20/30		250	244,162
Cook Park CLO Ltd., Series 2018-1A, Class B, (LIBOR USD 3 Month + 1.40%), 2.53%, 04/17/30		402	383,299
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR, (LIBOR USD 3 Month + 0.90%), 2.12%, 04/15/29		401	391,144
Elmwood CLO II Ltd., Series 2019-2A, Class B, (LIBOR USD 3 Month + 2.10%), 3.24%, 04/20/31		275	272,500
Elmwood CLO V Ltd.:
Series 2020-2A, Class A1, (LIBOR USD 3 Month + 1.75%), 0.00%, 07/24/31		1,000	1,000,000
Series 2020-2A, Class B, (LIBOR USD 3 Month + 2.20%), 0.00%, 07/24/31		250	250,000
Goldentree Loan Management US CLO 6 Ltd., Series 2019-6A, Class B1, (LIBOR USD 3 Month + 1.90%), 3.04%, 01/20/33		326	321,513
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class A1, (LIBOR USD 3 Month + 1.37%), 3.00%, 04/15/33		1,742	1,709,874
KKR CLO 11 Ltd., Series 11, Class AR, (LIBOR USD 3 Month + 1.18%), 2.40%, 01/15/31		492	481,666
Madison Park Funding XI Ltd., Series 2013-11A, Class AR, (LIBOR USD 3 Month + 1.16%), 2.20%, 07/23/29		401	395,019
Madison Park Funding XII Ltd., Series 2014-12A, Class B1R, (LIBOR USD 3 Month + 1.65%), 2.79%, 07/20/26		273	270,029
Madison Park Funding XIII Ltd., Series 2014-13A, Class BR2, (LIBOR USD 3 Month + 1.50%), 2.64%, 04/19/30		250	241,262
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, (LIBOR USD 3 Month + 1.19%), 2.30%, 10/21/30		656	643,681
Mariner CLO 8 Ltd., Series 2020-8A, Class A, (LIBOR USD 3 Month + 1.27%), 2.44%, 04/20/33		872	847,561

CONSOLIDATED SCHEDULE OF INVESTMENTS	5

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
OCP CLO Ltd.:
Series 2015-9A, Class A1R, (LIBOR USD 3 Month + 0.80%), 2.02%, 07/15/27	USD	226	$224,282
Series 2017-13A, Class A1A, (LIBOR USD 3 Month + 1.26%), 2.48%, 07/15/30		401	396,793
Series 2017-13A, Class A2A, (LIBOR USD 3 Month + 1.80%), 3.02%, 07/15/30		401	390,699
Series 2020-19A, Class B, (LIBOR USD 3 Month + 2.50%), 2.82%, 07/20/31		175	174,339
Octagon Investment Partners 36 Ltd., Series 2018-1A, Class A1, (LIBOR USD 3 Month + 0.97%), 2.19%, 04/15/31		401	390,800
Octagon Investment Partners 46 Ltd.:
Series 2020-2A, Class A, (LIBOR USD 3 Month + 1.65%), 0.00%, 07/15/33		1,000	1,000,000
Series 2020-2A, Class B, (LIBOR USD 3 Month + 2.20%), 0.00%, 07/15/33		300	300,000
OHA Credit Funding 3 Ltd., Series 2019-3A, Class B1, (LIBOR USD 3 Month + 1.80%), 2.94%, 07/20/32		322	313,311
OHA Loan Funding Ltd., Series 2015- 1A, Class A1R2, (LIBOR USD 3 Month + 1.34%), 1.73%, 11/15/32		950	930,427
Palmer Square Loan Funding Ltd.:
Series 2018-2A, Class A2, (LIBOR USD 3 Month + 1.05%), 2.27%, 07/15/26		650	622,985
Series 2019-2A, Class A2, (LIBOR USD 3 Month + 1.60%), 2.74%, 04/20/27		583	565,786
Series 2020-3A, Class A2, (LIBOR USD 3 Month + 2.40%), 2.71%, 07/20/28		475	480,081
Park Avenue Institutional Advisers CLO Ltd., Series 2016-1A, Class A2R, (LIBOR USD 3 Month + 1.80%), 2.16%, 08/23/31		269	261,448
RR 10 Ltd.:
Series 2020-10A, Class A2A, (LIBOR USD 3 Month + 2.50%), 2.70%, 07/15/33		650	643,168
Series 2020-10A, Class A2B, (LIBOR USD 3 Month + 3.00%), 3.20%, 07/15/33		650	650,000
RR 2 Ltd., Series 2017-2A, Class A2, (LIBOR USD 3 Month + 1.60%), 2.82%, 10/15/29		402	388,859
TICP CLO XV Ltd., Series 2020-15A, Class A, (LIBOR USD 3 Month + 1.28%), 2.92%, 04/20/33		583	569,261
Whitebox CLO I Ltd., Series 2019-1A, Class ANA, (LIBOR USD 3 Month + 1.41%), 2.43%, 07/24/32		253	246,337
York CLO 1 Ltd., Series 2014-1A, Class BRR, (LIBOR USD 3 Month + 1.65%), 2.75%, 10/22/29		256	248,320

Security		Par (000)	Value

Cayman Islands (continued)
York CLO-3 Ltd., Series 2016-1A, Class BR, (LIBOR USD 3 Month + 1.75%), 2.89%, 10/20/29	USD	725	$705,649

			28,359,849

Ireland — 0.0%(b)
Aqueduct European CLO 4 DAC, Series 2019-4A, Class B1, (EURIBOR 3 Month + 1.80%), 1.80%, 07/15/32(a)	EUR	250	278,346
Harvest CLO XVIII DAC, Series 18X, Class B, (EURIBOR 3 Month + 1.20%), 1.20%, 10/15/30		231	250,386
OAK Hill European Credit Partners V Designated Activity Co., Series 2016-5X, Class B1, (EURIBOR 3 Month + 1.55%), 1.55%, 02/21/30		259	285,369
OAK Hill European Credit Partners VI DAC, Series 2017-6X, Class B1, (EURIBOR 3 Month + 1.20%), 1.20%, 01/20/32		160	172,065
Rockford Tower Europe CLO DAC, Series 2018-1X, Class B, (EURIBOR 3 Month + 1.85%), 1.85%, 12/20/31		207	230,517
Voya Euro CLO II DAC, Series 2X, Class B1, (EURIBOR 3 Month + 1.90%), 1.90%, 07/15/32		109	118,964

			1,335,647

United States — 0.4%
Navient Private Education Loan Trust, Series 2014-AA, Class A3, (LIBOR USD 1 Month + 1.60%), 1.78%, 10/15/31(a)(b)	USD	2,066	2,065,999
Navient Private Education Refi Loan Trust, Series 2019-A, Class A2A, 3.42%, 01/15/43(a)		827	846,824
OneMain Financial Issuance Trust, Series 2020-1A, Class A, 3.84%, 05/14/32(a)		7,290	7,554,278
SLM Private Credit Student Loan Trust(b):
Series 2005-B, Class A4, (LIBOR USD 3 Month + 0.33%), 0.64%, 06/15/39		1,596	1,497,022
Series 2006-A, Class A5, (LIBOR USD 3 Month + 0.29%), 0.60%, 06/15/39		2,415	2,240,030
Series 2007-A, Class A4A, (LIBOR USD 3 Month + 0.24%), 0.55%, 12/16/41		2,581	2,445,153
SLM Private Education Loan Trust, Series 2010-C, Class A5, (LIBOR USD 1 Month + 4.75%), 4.93%, 10/15/41(a)(b)		5,643	6,023,182
SMB Private Education Loan Trust(a):
Series 2019-A, Class A2A, 3.44%, 07/15/36		2,093	2,187,636
Series 2020-PTA, Class A2A, 1.60%, 09/15/54		3,806	3,753,205
SoFi Professional Loan Program LLC, Series 2019-A, Class A2FX, 3.69%, 06/15/48(a)(c)		1,333	1,404,997

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
SoFi Professional Loan Program Trust, Series 2018-B, Class A2FX, 3.34%, 08/25/47(a)	USD	617	$637,936

			30,656,262

Total Asset-Backed Securities — 0.8% (Cost: $59,314,074)			60,351,758

	Shares

Common Stocks — 59.9%

Australia — 0.1%
BHP Group Ltd.		9,828	244,697
BHP Group plc		2,644	54,104
Brambles Ltd.		14,486	109,839
CSL Ltd.		293	58,274
Glencore plc(d)		56,912	121,234
Goodman Group		6,384	65,872
Newcrest Mining Ltd.		157,025	3,481,884
QBE Insurance Group Ltd.		20,347	125,563
Quintis HoldCo Pty. Ltd. (Acquired 10/22/18, cost $5,761,227)(c)(d)(e)*		9,827,224	5,221,961
Wesfarmers Ltd.		9,954	309,492
Woodside Petroleum Ltd.		1,019	15,400
Woolworths Group Ltd.		1,430	36,861

			9,845,181

Belgium — 0.1%
KBC Group NV		169,026	9,710,756
UCB SA		557	64,638

			9,775,394

Brazil — 0.0%
B3 SA - Brasil Bolsa Balcao		29,186	298,885
Banco do Brasil SA(d)		19,741	117,072
Banco Santander Brasil SA(d)		15,447	80,528
Centrais Eletricas Brasileiras SA		6,808	39,197
CPFL Energia SA		7,202	40,817
Engie Brasil Energia SA		20,074	156,366
Natura & Co. Holding SA(d)		3,032	22,129
Petroleo Brasileiro SA		25,020	104,072

			859,066

Canada — 0.6%
Barrick Gold Corp.		222,672	5,991,609
Brookfield Asset Management, Inc., Class A		1,171	38,539
Constellation Software, Inc.		213	240,502
Enbridge, Inc.		1,090,767	33,166,516
Fairfax Financial Holdings Ltd.		844	260,753
George Weston Ltd.		242	17,728
Loblaw Cos. Ltd.		1,092	53,176
Manulife Financial Corp.		1,298	17,659
Nutrien Ltd.		1,969	63,264
Thomson Reuters Corp.		4,633	314,782
Wheaton Precious Metals Corp.		155,495	6,838,985

			47,003,513

Chile — 0.0%
Cia Cervecerias Unidas SA, ADR(f)		17,340	248,309

China — 2.2%
58.com, Inc., ADR(d)		888	47,899
AAC Technologies Holdings, Inc.		256,500	1,584,093
Agile Group Holdings Ltd.		58,000	68,750

Security	Shares	Value

China (continued)
Aier Eye Hospital Group Co. Ltd., Class A	545,763	$3,361,199
Alibaba Group Holding Ltd.(d)	73,700	1,988,706
Alibaba Group Holding Ltd., ADR(d)	96,574	20,831,012
Alibaba Health Information Technology Ltd.(d)	734,000	2,158,461
Amoy Diagnostics Co. Ltd., Class A	151,050	1,646,287
Anhui Conch Cement Co. Ltd., Class H	17,500	118,583
Anhui Gujing Distillery Co. Ltd., Class B(d)	6,200	66,784
ANTA Sports Products Ltd.	269,000	2,393,314
Asymchem Laboratories Tianjin Co. Ltd., Class A	50,187	1,726,184
Autobio Diagnostics Co. Ltd., Class A	78,200	1,796,754
Baidu, Inc., ADR(d)	777	93,155
Beijing Enterprises Holdings Ltd.	41,500	139,360
Bilibili, Inc., ADR(d)	848	39,279
Brilliance China Automotive Holdings Ltd.	1,028,000	930,428
China CITIC Bank Corp. Ltd., Class H	247,000	108,237
China East Education Holdings Ltd.(a)	54,000	98,161
China Feihe Ltd.(a)	98,000	197,480
China Longyuan Power Group Corp. Ltd., Class H	33,000	18,606
China Merchants Bank Co. Ltd., Class H	244,000	1,130,731
China Mobile Ltd.	47,500	320,723
China National Building Material Co. Ltd., Class H	38,000	40,759
China Oilfield Services Ltd., Class H	568,000	517,617
China Resources Cement Holdings Ltd.	128,000	157,865
China Resources Pharmaceutical Group Ltd.(a)	418,500	242,421
China Resources Power Holdings Co. Ltd.	146,000	172,221
China Telecom Corp. Ltd., Class H	1,018,000	285,953
China Tourism Group Duty Free Corp. Ltd., Class A(d)	128,800	2,824,200
China Unicom Hong Kong Ltd.	424,000	230,697
China United Network Communications Ltd., Class A	102,000	70,160
CNOOC Ltd.	191,000	214,365
Country Garden Services Holdings Co. Ltd.	30,321	141,549
CRRC Corp. Ltd., Class H	103,000	43,728
Dali Foods Group Co. Ltd.(a)	208,500	127,074
Glodon Co. Ltd., Class A	223,890	2,217,254
Gree Electric Appliances, Inc. of Zhuhai, Class A	170,700	1,371,654
Guangdong Marubi Biotechnology Co. Ltd., Class A(d)	107,000	1,308,352
Guangzhou Automobile Group Co. Ltd., Class A	520,694	665,406
Guangzhou Automobile Group Co. Ltd., Class H	1,194,000	869,912
Guangzhou Baiyun International Airport Co. Ltd., Class A	655,900	1,420,969
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	2,700	12,390
Guotai Junan Securities Co. Ltd., Class H(a)	21,200	29,483
Haidilao International Holding Ltd.(a)(f)	272,000	1,155,985
Haier Smart Home Co. Ltd., Class A	597,299	1,500,891
Haitong Securities Co. Ltd., Class H	65,200	52,972

CONSOLIDATED SCHEDULE OF INVESTMENTS	7

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	809,700	$3,500,170
Hangzhou Robam Appliances Co. Ltd., Class A	326,900	1,444,758
Hangzhou Tigermed Consulting Co. Ltd., Class A	130,738	1,882,878
Han’s Laser Technology Industry Group Co. Ltd., Class A(d)	255,690	1,308,380
Hansoh Pharmaceutical Group Co. Ltd.(a)(d)	8,000	37,835
Huazhu Group Ltd., ADR(f)	61,394	2,151,860
Hundsun Technologies, Inc., Class A	160,024	2,450,462
Industrial & Commercial Bank of China Ltd., Class H	1,637,000	989,678
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	242,395	1,070,824
Inspur Electronic Information Industry Co. Ltd., Class A	179,300	1,005,986
JD.com, Inc., ADR(d)	2,155	129,688
Jiangxi Copper Co. Ltd., Class H	75,000	76,417
Kingdee International Software Group Co. Ltd.(d)	2,702,000	6,322,365
Kunlun Energy Co. Ltd.	184,000	120,507
Kweichow Moutai Co. Ltd., Class A	10,800	2,243,905
Lenovo Group Ltd.	194,000	108,241
Li Ning Co. Ltd.	24,000	76,859
Meituan Dianping, Class B(d)	105,800	2,364,247
Momo, Inc., ADR	13,655	238,689
NetEase, Inc., ADR	6,625	2,844,643
New Oriental Education & Technology Group, Inc., ADR(d)	12,571	1,637,121
PICC Property & Casualty Co. Ltd., Class H	140,000	116,349
Ping An Insurance Group Co. of China Ltd., Class A	85,600	866,781
Shanghai International Airport Co. Ltd., Class A	142,490	1,455,618
Shenzhen Goodix Technology Co. Ltd., Class A	1,800	57,092
Shenzhen Inovance Technology Co. Ltd., Class A	321,400	1,733,610
Silergy Corp.	47,000	3,078,890
Sinopec Shanghai Petrochemical Co. Ltd., Class H	32,000	7,705
Tencent Holdings Ltd.	716,400	45,905,417
Tingyi Cayman Islands Holding Corp.	58,000	90,350
Trip.com Group Ltd., ADR(d)	122,816	3,183,391
Venus MedTech Hangzhou, Inc., Class H(a)(d)(f)	210,000	2,074,585
Venustech Group, Inc., Class A	232,496	1,387,134
Vipshop Holdings Ltd., ADR(d)	11,948	237,885
Want Want China Holdings Ltd.	1,705,000	1,295,133
Weichai Power Co. Ltd., Class H	26,000	48,987
Wens Foodstuffs Group Co. Ltd., Class A	8,760	27,112
Wuhan Raycus Fiber Laser Technologies Co. Ltd., Class A	126,591	1,955,139
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	7,100	47,157
WuXi AppTec Co. Ltd., Class A	133,735	1,827,614
Wuxi Biologics Cayman, Inc.(a)(d)	97,500	1,789,673
Yifeng Pharmacy Chain Co. Ltd., Class A	146,680	1,892,944
Yihai International Holding Ltd.(d)	178,000	1,834,299

Security	Shares	Value

China (continued)
Yonyou Network Technology Co. Ltd., Class A	197,414	$1,237,250
Yum China Holdings, Inc.	58,272	2,801,135
Zhuzhou CRRC Times Electric Co. Ltd., Class H	50,200	128,733

		163,623,559

Denmark — 0.1%
AP Moller - Maersk A/S, Class B	51	59,773
Coloplast A/S, Class B	202	31,485
DSV Panalpina A/S	24,891	3,057,485
Genmab A/S(d)	4,677	1,577,052

		4,725,795

Finland — 0.2%
Fortum OYJ	14,836	283,043
Neste OYJ	435,729	17,113,733
Nokia OYJ	17,198	75,153

		17,471,929

France — 2.2%
Carrefour SA	8,349	129,477
Cie de Saint-Gobain(d)	57,179	2,063,074
Danone SA	680,707	47,250,048
Eiffage SA(d)	28,046	2,570,883
Electricite de France SA	10,143	94,300
Engie SA(d)	7,695	95,433
EssilorLuxottica SA(d)	148,743	19,129,612
Kering SA	5,005	2,736,330
LVMH Moet Hennessy Louis Vuitton SE	41,471	18,309,251
Safran SA(d)	260,435	26,197,501
Sanofi	441,894	45,066,423
Schneider Electric SE	1,856	206,455
TOTAL SA	2,917	112,475
Vivendi SA	10,779	278,526

		164,239,788

Germany — 1.6%
adidas AG(d)	28,779	7,587,636
Deutsche Boerse AG	2,231	403,759
Deutsche Post AG (Registered)	8,488	311,679
Deutsche Telekom AG (Registered)	2,068,428	34,706,652
Evonik Industries AG	2,485	63,293
Henkel AG & Co. KGaA	3,442	287,959
SAP SE	1,095	153,070
Siemens AG (Registered)	602,089	71,008,704
Vonovia SE	80,742	4,935,199

		119,457,951

Hong Kong — 0.8%
AIA Group Ltd.	4,150,400	38,837,804
CK Infrastructure Holdings Ltd.	240,500	1,243,207
CLP Holdings Ltd.	171,000	1,679,432
Hang Lung Properties Ltd.	1,140,000	2,710,096
HKT Trust & HKT Ltd.(g)	1,159,000	1,700,796
Hong Kong Exchanges & Clearing Ltd.	500	21,296
Hysan Development Co. Ltd.	263,000	849,026
Jardine Matheson Holdings Ltd.	40,200	1,680,796
Sun Hung Kai Properties Ltd.	1,107,583	14,149,638
WH Group Ltd.(a)	1,448,500	1,251,786

		64,123,877

India — 0.6%
HDFC Asset Management Co. Ltd.(a)	1,665	54,810
Hindustan Unilever Ltd.	30,170	872,238
Oil & Natural Gas Corp. Ltd.	15,981	17,353
Petronet LNG Ltd.	255,156	873,211

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Reliance Industries Ltd.	1,627,240	$37,013,885
Reliance Industries Ltd.(d)	110,317	1,165,357
Vedanta Ltd.	156,124	223,043
Wipro Ltd.	29,299	85,527
Zee Entertainment Enterprises Ltd.	522,437	1,186,841

		41,492,265

Indonesia — 0.0%
Bank Central Asia Tbk. PT	1,197,800	2,396,560

Italy — 1.7%
Enel SpA	7,662,135	66,265,568
Intesa Sanpaolo SpA(d)	3,693,703	7,098,154
RAI Way SpA(a)(d)	1,381,615	9,087,744
Snam SpA	532,843	2,597,692
UniCredit SpA(d)	4,467,700	41,233,381

		126,282,539

Japan — 2.4%
Ajinomoto Co., Inc.	1,285,700	21,336,143
Astellas Pharma, Inc.	1,525,465	25,474,597
Canon, Inc.	1,700	33,912
East Japan Railway Co.	242,351	16,793,777
Eisai Co. Ltd.	1,200	95,339
FamilyMart Co. Ltd.	9,200	157,945
FUJIFILM Holdings Corp.	3,600	154,086
Fujitsu Ltd.	1,000	117,083
Hitachi Ltd.	4,300	136,675
Hoya Corp.	238,774	22,864,758
KDDI Corp.	157,900	4,711,285
Keyence Corp.	10,800	4,525,865
Maeda Road Construction Co. Ltd.	27,200	512,962
Marubeni Corp.	12,800	58,143
Mitsubishi Estate Co. Ltd.	249,200	3,713,533
Mitsubishi Heavy Industries Ltd.	15,200	358,874
Murata Manufacturing Co. Ltd.	308,484	18,184,670
NEC Corp.	5,200	249,838
Nintendo Co. Ltd.	300	134,121
Nippon Telegraph & Telephone Corp.	165,620	3,858,855
Nissan Motor Co. Ltd.	16,800	62,302
NTT Data Corp.	11,000	122,984
Olympus Corp.	4,800	92,412
Otsuka Holdings Co. Ltd.	3,100	135,104
Rakuten, Inc.	15,900	140,445
Sekisui House Ltd.	2,400	45,821
Seven & i Holdings Co. Ltd.	4,400	143,939
Shin-Etsu Chemical Co. Ltd.	216,534	25,412,760
Shionogi & Co. Ltd.	1,900	119,193
Softbank Corp.	6,000	76,477
Sompo Holdings, Inc.	1,600	55,081
Sony Corp.	400	27,612
Subaru Corp.	607,264	12,715,913
Suzuki Motor Corp.	484,089	16,529,757
Tokyo Electron Ltd.	1,100	271,418
Toshiba Corp.	300	9,624

		179,433,303

Mexico — 0.0%
Fomento Economico Mexicano SAB de CV	13,252	82,258
Grupo Bimbo SAB de CV	75,075	125,950

		208,208

Netherlands — 2.4%
Adyen NV(a)(d)	11,386	16,572,258
Akzo Nobel NV	457,692	41,119,344
ASML Holding NV	122,360	44,760,903

Security	Shares	Value

Netherlands (continued)
ING Groep NV	1,735,510	$12,098,084
Koninklijke Ahold Delhaize NV	7,481	203,888
Koninklijke Philips NV(d)	886,611	41,358,382
NXP Semiconductors NV	223,586	25,497,747
Royal Dutch Shell plc, Class A	13,333	213,478
Royal Dutch Shell plc, Class B	16,378	248,295
Wolters Kluwer NV	1,090	85,135

		182,157,514

Poland — 0.0%
Polski Koncern Naftowy ORLEN SA	3,761	59,768

Portugal — 0.0%
Jeronimo Martins SGPS SA(d)	97,696	1,709,676

Saudi Arabia — 0.0%
Riyad Bank	7,443	33,560

Singapore — 0.3%
CapitaLand Ltd.(d)	6,701,350	14,157,573
ComfortDelGro Corp. Ltd.	1,017,400	1,069,195
DBS Group Holdings Ltd.	164,500	2,475,204
Singapore Telecommunications Ltd.	274,000	487,418
United Overseas Bank Ltd.	285,800	4,176,072
Wilmar International Ltd.	30,200	89,325

		22,454,787

South Africa — 0.0%
Anglo American Platinum Ltd.	1,187	86,387
Anglo American plc	4,107	94,679
AngloGold Ashanti Ltd.	4,026	118,454
Kumba Iron Ore Ltd.	3,338	89,261
MTN Group Ltd.(f)	51,402	157,426
Old Mutual Ltd.(f)	25,442	17,733

		563,940

South Korea — 0.2%
Amorepacific Corp.	263	36,788
Celltrion, Inc.(d)	676	173,014
Hana Financial Group, Inc.	1,898	43,165
Hyundai Mobis Co. Ltd.	658	105,622
Kakao Corp.	17,973	4,033,188
KB Financial Group, Inc.	2,256	63,866
Kia Motors Corp.	6,847	185,024
LG Chem Ltd.	8,379	3,457,838
LG Electronics, Inc.	5,171	274,041
LG Uplus Corp.	4,226	43,186
NCSoft Corp.	4,933	3,669,793
POSCO	7,326	1,067,080
Shinhan Financial Group Co. Ltd.	4,961	119,889
SK Telecom Co. Ltd.	1,041	183,339

		13,455,833

Spain — 0.3%
Cellnex Telecom SA(a)	360,331	22,008,211
Endesa SA	2,200	54,574
Grifols SA	1,130	34,361
Naturgy Energy Group SA	1,679	31,345
Repsol SA	8,480	74,929
Telefonica SA	12,279	58,728

		22,262,148

Sweden — 0.0%
Assa Abloy AB, Class B	2,372	48,549
Hennes & Mauritz AB, Class B	11,552	168,616
Telefonaktiebolaget LM Ericsson, Class B	9,036	83,760

		300,925

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland — 1.2%
Alcon, Inc.(d)	2,372	$136,293
Alcon, Inc.(d)(f)	55,818	3,199,488
Nestle SA (Registered)	295,039	32,711,158
Novartis AG (Registered)	4,178	363,992
Roche Holding AG	145,936	50,559,460
SGS SA (Registered)	61	149,428
Sika AG (Registered)	15,117	2,914,141
STMicroelectronics NV	28,400	774,136

		90,808,096

Taiwan — 0.9%
Asustek Computer, Inc.	23,000	168,990
Cathay Financial Holding Co. Ltd.	984,000	1,399,726
Chunghwa Telecom Co. Ltd.	504,000	2,001,613
Formosa Chemicals & Fibre Corp.(d)	438,000	1,128,125
Formosa Petrochemical Corp.	234,000	708,245
Formosa Plastics Corp.	388,000	1,155,260
Fubon Financial Holding Co. Ltd.	1,071,000	1,599,022
Hon Hai Precision Industry Co. Ltd.	522,960	1,535,492
MediaTek, Inc.	7,000	138,394
Nan Ya Plastics Corp.	531,000	1,166,284
Nanya Technology Corp.	41,000	85,542
Taiwan Semiconductor Manufacturing Co. Ltd.	5,065,000	54,091,770
Uni-President Enterprises Corp.	783,000	1,897,058
United Microelectronics Corp.	371,000	200,578
Yageo Corp.	169,000	2,201,703

		69,477,802

Thailand — 0.1%
Advanced Info Service PCL	303,600	1,827,146
Intouch Holdings PCL, Class F	975,000	1,784,116
Thai Beverage PCL	1,152,100	562,413

		4,173,675

Turkey — 0.0%
BIM Birlesik Magazalar A/S	5,897	58,466
Tupras Turkiye Petrol Rafinerileri A/S(d)	23,672	309,662

		368,128

United Arab Emirates — 0.0%
NMC Health plc(c)(d)	365,939	5

United Kingdom — 1.4%
AstraZeneca plc	12,231	1,272,934
Berkeley Group Holdings plc	75,738	3,900,523
BT Group plc	25,160	35,583
Coca-Cola European Partners plc	3,042	114,866
Compass Group plc	4,724	64,995
Diageo plc	3,785	125,803
Experian plc	2,604	91,397
Fiat Chrysler Automobiles NV(d)	22,840	231,098
GlaxoSmithKline plc	9,459	191,069
Hut Group (The) (Acquired 12/03/19, cost $8,230,667)(c)(d)(e)	12,665	11,186,114
RELX plc	2,292	53,050
Unilever NV	618,858	32,996,134
Unilever plc	303,473	16,369,658
Vodafone Group plc	26,668,565	42,396,627

		109,029,851

United States — 40.5%
Abbott Laboratories	360,266	32,939,120
AbbVie, Inc.	414,810	40,726,046
Adobe, Inc.(d)	44,327	19,295,986
Agilent Technologies, Inc.(f)	316,839	27,999,062
Air Products & Chemicals, Inc.	215,524	52,040,425

Security	Shares	Value

United States (continued)
Alexion Pharmaceuticals, Inc.(d)	16,143	$1,811,890
Alphabet, Inc., Class C(d)	84,212	119,042,925
Altair Engineering, Inc., Class A(d)	61,149	2,430,673
Altria Group, Inc.	474	18,605
Amazon.com, Inc.(d)	56,017	154,540,820
American International Group, Inc.	2,023	63,077
American Tower Corp.	23,745	6,139,032
American Water Works Co., Inc.	15,249	1,961,936
Ameriprise Financial, Inc.	918	137,737
Amgen, Inc.	866	204,255
Anthem, Inc.	157,560	41,435,129
Aon plc, Class A	1,133	218,216
Apellis Pharmaceuticals, Inc.(d)	46,065	1,504,483
Apple, Inc.	439,688	160,398,182
Applied Materials, Inc.	296,854	17,944,824
Aptiv plc	294,960	22,983,283
Autodesk, Inc.(d)	169,579	40,561,601
AutoZone, Inc.(d)(f)	142	160,193
AvalonBay Communities, Inc.	182	28,144
Bank of America Corp.	2,060,541	48,937,849
Bank of New York Mellon Corp. (The)	2,612	100,954
Baxter International, Inc.	39,174	3,372,881
Becton Dickinson and Co.	102,099	24,429,228
Berkshire Hathaway, Inc., Class B(d).	47,956	8,560,626
Biogen, Inc.(d)	91	24,347
BioMarin Pharmaceutical, Inc.(d)(f)	22,081	2,723,471
Booking Holdings, Inc.(d)	256	407,639
Boston Scientific Corp.(d)	491,571	17,259,058
Bristol-Myers Squibb Co.	390,262	22,947,406
Cadence Design Systems, Inc.(d)	46,889	4,499,468
Capital One Financial Corp.	519,317	32,504,051
Cardinal Health, Inc.	1,998	104,276
Cerner Corp.	5,259	360,504
CH Robinson Worldwide, Inc.(f)	46,223	3,654,390
Charles Schwab Corp. (The)	351,643	11,864,435
Charter Communications, Inc., Class A(d)	116,495	59,417,110
Chevron Corp.	961	85,750
Chubb Ltd.	114,000	14,434,680
Cintas Corp.	363	96,689
Cisco Systems, Inc.	2,621	122,243
Citigroup, Inc.	427,027	21,821,080
CME Group, Inc.	1,257	204,313
Cognizant Technology Solutions Corp., Class A	1,176	66,820
Colgate-Palmolive Co.	68,788	5,039,409
Comcast Corp., Class A	1,599,046	62,330,813
Costco Wholesale Corp.	63,407	19,225,636
Crowdstrike Holdings, Inc., Class A(d)	55,463	5,562,384
Crown Castle International Corp.	828	138,566
Cummins, Inc.	447	77,447
Delta Air Lines, Inc.(f)	9,265	259,883
DexCom, Inc.(d)	4,613	1,870,110
Digital Realty Trust, Inc.	364	51,728
Dollar General Corp.	1,231	234,518
Dollar Tree, Inc.(d)	13,067	1,211,050
DR Horton, Inc.	955,045	52,957,245
Eaton Corp. plc	2,294	200,679
eBay, Inc.	40,754	2,137,547
Edwards Lifesciences Corp.(d)	105,312	7,278,112
Electronic Arts, Inc.(d)	781	103,131
Eli Lilly & Co.	2,675	439,182
Emerson Electric Co.	499,875	31,007,246
Exxon Mobil Corp.	33,305	1,489,400
Facebook, Inc., Class A(d)	184,958	41,998,413

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
FedEx Corp.	1,254	$175,836
Ferguson plc	42,727	3,493,639
FleetCor Technologies, Inc.(d)	107,433	27,022,622
Fortinet, Inc.(d)	39,605	5,436,578
Fortive Corp.(f)	441,302	29,858,493
Fortune Brands Home & Security, Inc.	45,440	2,904,979
Freeport-McMoRan, Inc.	319,394	3,695,389
General Electric Co.	27,694	189,150
Gilead Sciences, Inc.	290,919	22,383,308
Global Payments, Inc.	124,406	21,101,746
Guardant Health, Inc.(d)	44,386	3,601,036
HCA Healthcare, Inc.	251,952	24,454,461
Hershey Co. (The)	550	71,291
Hess Corp.	160,387	8,309,650
Hewlett Packard Enterprise Co.	25,239	245,575
Home Depot, Inc. (The)	166,804	41,786,070
HP, Inc.	16,415	286,113
Humana, Inc.	3,500	1,357,125
iHeartMedia, Inc.(d)	3,761	31,404
Illumina, Inc.(d)	4,072	1,508,065
Incyte Corp.(d)	1,128	117,278
Insulet Corp.(d)	5,860	1,138,364
Intel Corp.	27,314	1,634,197
Intercontinental Exchange, Inc.	3,213	294,311
International Flavors & Fragrances, Inc.	298,784	36,589,089
Intuit, Inc.	26,879	7,961,291
Intuitive Surgical, Inc.(d)	15,658	8,922,398
Iovance Biotherapeutics, Inc.(d)	30,352	833,162
IQVIA Holdings, Inc.(d)	1,181	167,560
Jawbone Health Hub, Inc. (Acquired 01/24/17, cost $0)(c)(d)(e)	301,223	3
JBS SA	239,936	942,872
Johnson & Johnson	363,855	51,168,929
JPMorgan Chase & Co.	617,944	58,123,813
Kinder Morgan, Inc.	5,713	86,666
Kroger Co. (The)	4,441	150,328
L3Harris Technologies, Inc.	296,147	50,247,261
Lam Research Corp.	252	81,512
Las Vegas Sands Corp.	18,100	824,274
Lennar Corp., Class A	317,437	19,560,468
Liberty Broadband Corp., Class C(d)	6,030	747,479
Liberty Media Corp.-Liberty SiriusXM, Class A(d)	202,288	6,982,982
Liberty Media Corp.-Liberty SiriusXM, Class C(d)(f)	350,571	12,077,171
Live Nation Entertainment, Inc.(d)	15,833	701,877
Lookout, Inc. (Acquired 03/04/15, cost $936,169)(c)(d)(e)	73,943	360,102
Lowe’s Cos., Inc.	351,847	47,541,567
Madison Square Garden Sports Corp.(d)	824	121,037
Marathon Petroleum Corp.(f)	98,597	3,685,556
Marsh & McLennan Cos., Inc.	367,423	39,450,208
Marvell Technology Group Ltd.	216,162	7,578,640
Masco Corp.	117,244	5,886,821
Mastercard, Inc., Class A	211,070	62,413,399
McDonald’s Corp.	229,078	42,258,019
McKesson Corp.	384	58,913
Medtronic plc	4,803	440,435
Merck & Co., Inc.	412,513	31,899,630
MGM Resorts International	30,078	505,310
Microchip Technology, Inc.	144,375	15,204,131
Micron Technology, Inc.(d)	194,296	10,010,130
Microsoft Corp.(h)	820,648	167,010,074
Mondelez International, Inc., Class A(f)	73,433	3,754,629
Moody’s Corp.	598	164,289

Security	Shares	Value

United States (continued)
Morgan Stanley	1,415,089	$68,348,799
Motorola Solutions, Inc.	47,479	6,653,232
Neon Parent, Inc.(d)	6,920	1,231,899
Nevro Corp.(d)	8,928	1,066,628
Newmont Corp.	105,359	6,504,865
NextEra Energy, Inc.	240,302	57,713,331
Northrop Grumman Corp.	4,200	1,291,248
NortonLifeLock, Inc.	126,419	2,506,889
NVIDIA Corp.	94,569	35,927,709
Okta, Inc.(d)	26,525	5,311,101
Oracle Corp.(f)	193,354	10,686,676
Palo Alto Networks, Inc.(d)	24,583	5,645,978
PayPal Holdings, Inc.(d)(f)	178,064	31,024,091
Peloton Interactive, Inc., Class A(d)	241,174	13,932,622
PepsiCo, Inc.(f)	39,470	5,220,302
Pfizer, Inc.	854,925	27,956,048
Philip Morris International, Inc.	22,129	1,550,358
PPG Industries, Inc.	281,600	29,866,496
Procter & Gamble Co. (The)	3,836	458,671
Proofpoint, Inc.(d)	17,668	1,963,268
Prudential Financial, Inc.	558	33,982
PTC Therapeutics, Inc.(d)	14,930	757,548
PTC, Inc.(d)(f)	28,576	2,222,927
Public Storage	1,487	285,340
QUALCOMM, Inc.	32,151	2,932,493
Raytheon Technologies Corp.	821,966	50,649,545
Republic Services, Inc.	929	76,224
ResMed, Inc.(f)	17,282	3,318,144
salesforce.com, Inc.(d)	330,247	61,865,171
Sarepta Therapeutics, Inc.(d)(f)	13,830	2,217,502
Schlumberger Ltd.	6,587	121,135
Seattle Genetics, Inc.(d)	10,537	1,790,447
ServiceNow, Inc.(d)	41,825	16,941,635
Simply Good Foods Co. (The)(d)(f)	109,232	2,029,531
Splunk, Inc.(d)	36,357	7,224,136
Stanley Black & Decker, Inc.	1,481	206,422
Starbucks Corp.	623,033	45,848,998
Stryker Corp.(f)	15,534	2,799,071
Target Corp.	2,815	337,603
Texas Instruments, Inc.	1,093	138,778
Thermo Fisher Scientific, Inc.	99,984	36,228,203
Thor Industries, Inc.(f)	1,025	109,193
TJX Cos., Inc. (The)	573,956	29,019,215
T-Mobile US, Inc.(d)	35,658	3,713,781
Travelers Cos., Inc. (The)	32,487	3,705,142
Uber Technologies, Inc.(d)	694,329	21,579,745
Union Pacific Corp.	314,833	53,228,815
United Parcel Service, Inc., Class B	1,766	196,344
UnitedHealth Group, Inc.	264,424	77,991,859
US Bancorp	161,821	5,958,249
Vail Resorts, Inc.	427	77,778
VeriSign, Inc.(d)	1,791	370,433
Verizon Communications, Inc.	63,907	3,523,193
Vertex Pharmaceuticals, Inc.(d)	60,581	17,587,270
Vertiv Holdings Co. (Acquired 02/04/20, cost $17,149,150)(d)(e)	1,714,915	23,254,247
Visa, Inc., Class A	24,105	4,656,363
Vistra Energy Corp.	194,188	3,615,781
VMware, Inc., Class A(d)(f)	175,381	27,159,502
Walgreens Boots Alliance, Inc.	5,928	251,288
Walmart, Inc.	292,588	35,046,191
Walt Disney Co. (The)	141,533	15,782,345
Wells Fargo & Co.	111,118	2,844,621
Western Digital Corp.	61,163	2,700,346
Weyerhaeuser Co.	102,962	2,312,527

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Williams Cos., Inc. (The)	408,819	$7,775,737
Willis Towers Watson plc	122	24,028
Winnebago Industries, Inc.	1,608	107,125
Workday, Inc., Class A(d)	1,335	250,126
Wynn Resorts Ltd.	27,904	2,078,569
Xilinx, Inc.	128,904	12,682,865
Yum! Brands, Inc.	1,883	163,652
Zillow Group, Inc., Class C(d)(f)	45,766	2,636,579
Zimmer Biomet Holdings, Inc.	588	70,184
Zoetis, Inc.	30,458	4,173,964
Zscaler, Inc.(d)	38,833	4,252,214

		3,073,590,433

Zambia — 0.0%
First Quantum Minerals Ltd.	445,810	3,553,082

Total Common Stocks — 59.9% (Cost: $3,927,518,609)		4,545,186,460

	Par (000)

Corporate Bonds — 7.1%

Australia — 0.5%(a)
FMG Resources August 2006 Pty. Ltd.:
4.75%, 05/15/22	140	142,698
5.13%, 03/15/23	95	97,612
5.13%, 05/15/24	144	148,320
Quintis Australia Pty. Ltd.(c)(i)*:
7.50%, (7.50% Cash or 8.00% PIK), 10/01/26	17,757	17,397,864
12.00%, (0.00% Cash or 0.00% PIK), 10/01/28	18,591	18,591,047

		36,377,541

Brazil — 0.1%
Itau Unibanco Holding SA, 3.25%, 01/24/25	961	946,843
Petrobras Global Finance BV:
5.30%, 01/27/25	927	960,894
5.60%, 01/03/31	2,276	2,286,242

		4,193,979

Canada — 0.0%
1011778 BC ULC, 5.00%, 10/15/25(a)	456	453,314
Brookfield Residential Properties, Inc., 6.25%, 09/15/27(a)	117	111,888
Magna International, Inc., 2.45%, 06/15/30	300	306,804
Mattamy Group Corp., 4.63%, 03/01/30(a)	1,770	1,699,200

		2,571,206

Chile — 0.0%
Falabella SA, 4.38%, 01/27/25	924	969,623
Inversiones Alsacia SA, 8.00%, 12/31/18(a)(d)(j)	100	1,992

		971,615

China — 0.0%
China Milk Products Group Ltd., 0.00%, 01/05/12(d)(j)(k)(l)	4,800	4,800
Tencent Holdings Ltd., 3.24%, 06/03/50(a)	973	982,039

		986,839

Security		Par (000)	Value

France — 0.0%
BNP Paribas SA, 3.38%, 01/09/25(a)	USD	2,269	$2,452,424

Germany — 0.1%
Vertical Midco GmbH:
6.63%, 07/28/20	EUR	1,440	1,617,840
4.38%, 07/15/27(a)		2,175	2,443,613

			4,061,453

Greece — 0.1%
Ellaktor Value plc, 6.38%, 12/15/24(a)		5,554	5,224,435

India — 0.0%
REI Agro Ltd.(d)(j)(k):
5.50%, 11/13/14(a)	USD	5,549	56
5.50%, 11/13/14(c)		2,291	—

			56

Italy — 0.0%
UniCredit SpA, (USD Swap Rate 5 Year + 4.75%), 5.46%, 06/30/35(a)(b)		2,072	2,088,846

Japan — 0.1%
Mitsubishi UFJ Financial Group, Inc., 3.78%, 03/02/25		2,126	2,344,435
Takeda Pharmaceutical Co. Ltd.:
2.05%, 03/31/30		1,951	1,949,940
3.18%, 07/09/50		3,578	3,566,392

			7,860,767

Luxembourg — 0.1%
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(a)(m)		7,812	7,922,774

Macau — 0.0%(a)
MGM China Holdings Ltd.:
5.38%, 05/15/24		200	203,110
5.88%, 05/15/26		200	206,000
Wynn Macau Ltd., 4.88%, 10/01/24		200	196,000

			605,110

Malaysia — 0.0%
Petronas Capital Ltd., 4.55%, 04/21/50(a)		785	997,649

Netherlands — 0.1%
ING Groep NV, 4.10%, 10/02/23		7,089	7,767,403
NXP BV, 3.15%, 05/01/27(a)		325	344,526

			8,111,929

Saudi Arabia — 0.0%
Saudi Electricity Global Sukuk Co. 2, 5.06%, 04/08/43		850	973,516

Singapore — 0.1%
CapitaLand Ltd., 1.95%, 10/17/23(a)(k)	SGD	5,250	3,603,347

South Korea — 0.0%
Clark Equipment Co., 5.88%, 06/01/25(a)	USD	364	372,190

Spain — 0.0%
Banco Santander SA:
2.75%, 05/28/25		1,000	1,036,315
3.49%, 05/28/30		400	429,522

			1,465,837

Switzerland — 0.1%
UBS Group AG, 4.13%, 09/24/25(a)		3,289	3,727,932

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Turkey — 0.1%
Bio City Development Co. BV, 8.00%, 07/06/20(a)(c)(d)(j)(k)*	USD	21,400	$2,702,820

United Arab Emirates — 0.0%
DP World plc, 6.85%, 07/02/37		770	936,513
MDGH — GMTN BV, 3.70%, 11/07/49(a)		947	1,001,748

			1,938,261

United Kingdom — 0.0%
HSBC Holdings plc, 4.95%, 03/31/30		1,170	1,405,830
Royal Bank of Scotland Group plc, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.55%), 3.07%, 05/22/28(b)		885	931,446

			2,337,276

United States — 5.7%
AbbVie, Inc., 4.25%, 11/21/49(a)		2,278	2,761,321
Acadia Healthcare Co., Inc., 5.50%, 07/01/28(a)		524	525,310
Agilent Technologies, Inc., 2.10%, 06/04/30		1,915	1,962,391
Albertsons Cos., Inc.:
3.50%, 02/15/23(a)		149	150,862
6.63%, 06/15/24		235	240,875
5.75%, 03/15/25		692	707,141
7.50%, 03/15/26(a)		123	132,840
AMC Networks, Inc.:
5.00%, 04/01/24		186	184,140
4.75%, 08/01/25		148	145,810
American Tower Corp., 3.10%, 06/15/50		3,395	3,358,107
Anthem, Inc.:
2.25%, 05/15/30		4,205	4,313,857
3.13%, 05/15/50		2,260	2,337,929
Aramark Services, Inc.:
4.75%, 06/01/26		94	90,475
5.00%, 02/01/28(a)		219	208,050
Ardagh Packaging Finance plc, 4.13%, 08/15/26(a)		745	732,968
AT&T, Inc., 2.30%, 06/01/27		3,711	3,841,889
AutoNation, Inc., 4.75%, 06/01/30		1,043	1,130,162
Avantor, Inc., 6.00%, 10/01/24(a)		290	303,050
Axalta Coating Systems LLC, 4.75%, 06/15/27(a)		150	150,780
Bank of America Corp.:
4.00%, 01/22/25		2,637	2,912,184
(SOFR + 2.15%), 2.59%, 04/29/31(b)		6,485	6,862,074
Bausch Health Cos., Inc.(a):
5.50%, 11/01/25		257	263,425
5.75%, 08/15/27		77	81,620
6.25%, 02/15/29		568	570,840
Becton Dickinson and Co.:
2.82%, 05/20/30		660	698,352
3.79%, 05/20/50		820	910,757
Bemis Co., Inc., 2.63%, 06/19/30		800	820,229
BorgWarner, Inc., 2.65%, 07/01/27		1,079	1,107,049
Boyd Gaming Corp., 8.63%, 06/01/25(a)		495	517,275
Broadcom, Inc.(a):
3.15%, 11/15/25		585	622,629
4.15%, 11/15/30		1,570	1,706,090
Buckeye Partners LP:
4.35%, 10/15/24		425	401,625
4.13%, 03/01/25(a)		2,150	2,062,430
Calpine Corp., 5.13%, 03/15/28(a)		456	446,880

Security		Par (000)	Value

United States (continued)
Carrier Global Corp.(a):
2.24%, 02/15/25	USD	1,517	$1,551,009
3.58%, 04/05/50		1,517	1,493,201
Cedar Fair LP:
5.38%, 04/15/27		96	85,920
5.25%, 07/15/29(a)		94	85,070
Centene Corp.:
4.75%, 01/15/25		2,896	2,964,838
5.25%, 04/01/25(a)		210	216,231
5.38%, 06/01/26(a)		3,254	3,373,291
5.38%, 08/15/26(a)		142	147,710
4.25%, 12/15/27		470	484,998
Charles River Laboratories International, Inc., 5.50%, 04/01/26(a)		97	100,880
Charter Communications Operating LLC, 2.80%, 04/01/31		5,630	5,703,311
Cheniere Energy Partners LP:
5.25%, 10/01/25		736	733,571
5.63%, 10/01/26		210	208,950
Churchill Downs, Inc., 5.50%, 04/01/27(a)		115	112,562
Citigroup, Inc.(b):
(LIBOR USD 3 Month + 0.90%), 3.35%, 04/24/25		3,640	3,932,945
(SOFR + 2.75%), 3.11%, 04/08/26		6,085	6,544,875
(SOFR + 3.91%), 4.41%, 03/31/31		3,168	3,758,894
(SOFR + 4.55%), 5.32%, 03/26/41		1,957	2,656,700
Clean Harbors, Inc., 4.88%, 07/15/27(a)		101	103,777
Colfax Corp., 6.00%, 02/15/24(a)		117	120,656
Colt Merger Sub, Inc.(a):
5.75%, 07/01/25		1,023	1,028,831
6.25%, 07/01/25		7,685	7,636,969
8.13%, 07/01/27		2,920	2,821,450
Comcast Corp., 2.80%, 01/15/51		2,025	2,076,608
CommScope, Inc., 7.13%, 07/01/28(a)		613	611,529
Crown Castle International Corp., 4.15%, 07/01/50		3,594	4,211,834
CrownRock LP, 5.63%, 10/15/25(a)		217	194,486
CSC Holdings LLC(a):
5.50%, 05/15/26		1,422	1,459,498
5.38%, 02/01/28		465	485,925
4.13%, 12/01/30		3,365	3,335,556
4.63%, 12/01/30		1,075	1,044,212
CVS Health Corp.:
3.63%, 04/01/27		1,165	1,308,281
3.75%, 04/01/30		2,320	2,672,887
5.05%, 03/25/48		2,278	2,983,935
Darling Ingredients, Inc., 5.25%, 04/15/27(a)		96	98,667
DaVita, Inc.:
5.00%, 05/01/25		277	283,232
4.63%, 06/01/30(a)		4,955	4,931,216
Dow Chemical Co. (The), 3.63%, 05/15/26		2,440	2,686,840
Elanco Animal Health, Inc.(m):
4.66%, 08/27/21		93	94,860
5.02%, 08/28/23		145	152,250
Endeavor Energy Resources LP(a):
5.50%, 01/30/26		93	89,047
5.75%, 01/30/28		190	182,400
Energizer Holdings, Inc., 4.75%, 06/15/28(a)		701	687,660
Energy Transfer Operating LP, 4.05%, 03/15/25		1,555	1,650,060

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
ERAC USA Finance LLC, 3.80%, 11/01/25(a)	USD	2,278	$2,410,128
ESH Hospitality, Inc., 5.25%, 05/01/25(a)		242	232,320
Exxon Mobil Corp., 3.45%, 04/15/51		2,605	2,884,856
Ferguson Finance plc, 3.25%, 06/02/30(a)		2,240	2,294,881
Fiserv, Inc., 2.65%, 06/01/30		2,115	2,240,991
Ford Motor Credit Co. LLC, 5.13%, 06/16/25		827	827,331
Forestar Group, Inc., 5.00%, 03/01/28(a)		3,730	3,655,400
Fox Corp., 3.05%, 04/07/25		275	297,612
Freeport-McMoRan, Inc., 5.00%, 09/01/27		456	458,137
General Electric Co., 4.35%, 05/01/50		890	880,214
General Mills, Inc., 2.88%, 04/15/30		3,849	4,190,721
General Motors Co., 6.80%, 10/01/27		1,601	1,865,581
General Motors Financial Co., Inc.:
5.20%, 03/20/23		1,515	1,619,105
3.60%, 06/21/30		2,813	2,737,792
Georgia-Pacific LLC(a):
2.10%, 04/30/27		1,405	1,459,073
2.30%, 04/30/30		6,260	6,521,143
Global Payments, Inc., 2.90%, 05/15/30		2,324	2,438,700
GLP Capital LP, 4.00%, 01/15/31		2,559	2,540,447
Goldman Sachs Group, Inc. (The):
(LIBOR USD 3 Month + 1.05%), 2.91%, 06/05/23(b)		4,934	5,114,751
3.63%, 02/20/24		5,751	6,253,375
3.50%, 04/01/25		12,865	14,106,570
2.60%, 02/07/30		2,278	2,388,700
4.75%, 10/21/45		525	685,726
Great Western Petroleum LLC, 9.00%, 09/30/21(a)		1,212	727,200
H&E Equipment Services, Inc., 5.63%, 09/01/25		181	182,772
Hanesbrands, Inc., 4.63%, 05/15/24(a)		170	169,150
HCA, Inc.:
5.38%, 09/01/26		456	496,470
3.50%, 09/01/30		6,947	6,691,156
5.25%, 06/15/49		1,519	1,819,861
HD Supply, Inc., 5.38%, 10/15/26(a)		145	148,081
Hilton Domestic Operating Co., Inc., 5.13%, 05/01/26		284	282,759
Hilton Worldwide Finance LLC:
4.63%, 04/01/25		167	163,278
4.88%, 04/01/27		114	111,292
Home Depot, Inc. (The), 3.30%, 04/15/40		3,423	3,842,617
Howard Hughes Corp. (The), 5.38%, 03/15/25(a)		188	174,953
Hughes Satellite Systems Corp., 7.63%, 06/15/21		857	882,710
iHeartCommunications, Inc.:
6.38%, 05/01/26		5,564	5,507,897
8.38%, 05/01/27		1,927	1,766,302
5.25%, 08/15/27(a)		902	863,665
4.75%, 01/15/28(a)		759	700,177
International Business Machines Corp.:
1.95%, 05/15/30		3,694	3,778,384
2.85%, 05/15/40		2,075	2,160,688
2.95%, 05/15/50		1,055	1,082,519
International Game Technology plc(a):
6.50%, 02/15/25		227	232,110
5.25%, 01/15/29		325	317,427

Security		Par (000)	Value

United States (continued)
IQVIA, Inc.(a):
5.00%, 10/15/26	USD	200	$205,740
5.00%, 05/15/27		211	216,209
Iron Mountain, Inc., 5.25%, 07/15/30(a)		3,683	3,627,755
Jaguar Holding Co. II/PPD Development LP, 5.00%, 06/15/28(a)		350	358,313
JBS Investments II GmbH(a):
7.00%, 01/15/26		200	209,900
5.75%, 01/15/28		200	197,712
JBS USA LUX SA(a):
5.75%, 06/15/25		652	657,705
6.75%, 02/15/28		183	192,951
6.50%, 04/15/29		286	303,517
JPMorgan Chase & Co.(b):
(SOFR + 1.85%), 2.08%, 04/22/26		5,655	5,873,388
(SOFR + 1.89%), 2.18%, 06/01/28		1,897	1,963,612
(SOFR + 2.44%), 3.11%, 04/22/51		2,950	3,176,367
KFC Holding Co., 5.25%, 06/01/26(a)		456	467,400
L Brands, Inc., 6.88%, 07/01/25(a)		765	789,862
Lam Research Corp.:
1.90%, 06/15/30		925	945,489
3.13%, 06/15/60		570	597,773
Lamar Media Corp.:
5.75%, 02/01/26		126	129,984
4.88%, 01/15/29(a)		380	381,900
Lamb Weston Holdings, Inc.(a):
4.63%, 11/01/24		157	162,887
4.88%, 11/01/26		158	163,530
Lennar Corp.:
4.75%, 04/01/21		93	94,123
4.13%, 01/15/22		110	111,375
4.50%, 04/30/24		126	131,014
Level 3 Financing, Inc.:
5.13%, 05/01/23		128	128,000
5.25%, 03/15/26		146	150,015
4.63%, 09/15/27(a)		476	479,570
4.25%, 07/01/28(a)		6,301	6,293,754
Lowe’s Cos., Inc., 5.13%, 04/15/50		2,020	2,756,813
Marathon Petroleum Corp., 4.70%, 05/01/25		1,959	2,193,020
Marriott International, Inc., 4.63%, 06/15/30		470	487,679
Marriott Ownership Resorts, Inc.:
6.13%, 09/15/25(a)		2,695	2,755,637
6.50%, 09/15/26		149	150,118
Marsh & McLennan Cos., Inc.:
4.38%, 03/15/29		568	676,327
2.25%, 11/15/30		2,277	2,362,959
Masonite International Corp., 5.38%, 02/01/28(a)		249	254,602
Mauser Packaging Solutions Holding Co., 7.25%, 04/15/25(a)		531	481,495
McDonald’s Corp.:
3.50%, 07/01/27		1,680	1,907,621
4.45%, 09/01/48		1,960	2,421,508
4.20%, 04/01/50		2,278	2,761,916
Meritor, Inc., 6.25%, 06/01/25(a)		379	382,790
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		207	214,249
4.63%, 06/15/25(a)		1,110	1,085,447
Microchip Technology, Inc., 4.33%, 06/01/23		2,153	2,322,570
Molina Healthcare, Inc., 5.38%, 11/15/22(m)		135	137,700

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Mondelez International, Inc., 2.75%, 04/13/30	USD	3,035	$3,266,988
Morgan Stanley(b):
(SOFR + 1.99%), 2.19%, 04/28/26		4,195	4,367,873
(SOFR + 3.12%), 3.62%, 04/01/31		8,787	10,038,039
MPT Operating Partnership LP, 5.00%, 10/15/27		267	274,342
Netflix, Inc., 5.50%, 02/15/22		135	140,771
Newell Brands, Inc., 4.35%, 04/01/23(m)		262	269,808
Newmont Corp., 2.25%, 10/01/30		2,278	2,308,669
Norfolk Southern Corp., 3.05%, 05/15/50		1,610	1,657,680
NRG Energy, Inc.:
7.25%, 05/15/26		196	206,780
6.63%, 01/15/27		236	246,325
5.75%, 01/15/28		158	166,690
5.25%, 06/15/29(a)		142	149,100
NVIDIA Corp., 3.50%, 04/01/50		1,700	1,942,344
ONEOK Partners LP, 4.90%, 03/15/25		3,585	3,891,942
ONEOK, Inc., 2.75%, 09/01/24		2,104	2,122,744
Oracle Corp.:
2.80%, 04/01/27		6,769	7,392,458
2.95%, 04/01/30		6,769	7,538,204
3.60%, 04/01/40		6,769	7,683,426
Ortho-Clinical Diagnostics, Inc., 7.38%, 06/01/25(a)		379	385,633
Outfront Media Capital LLC(a):
6.25%, 06/15/25		360	362,358
5.00%, 08/15/27		125	112,500
Parsley Energy LLC(a):
5.38%, 01/15/25		1,173	1,141,094
5.25%, 08/15/25		2,403	2,307,721
5.63%, 10/15/27		134	131,990
PBF Holding Co. LLC, 9.25%, 05/15/25(a)		2,475	2,642,063
Pfizer, Inc., 1.70%, 05/28/30		1,765	1,794,176
PG&E Corp.:
5.00%, 07/01/28		2,121	2,120,364
5.25%, 07/01/30		363	365,069
Picasso Finance Sub, Inc., 6.13%, 06/15/25(a)		295	301,638
Pilgrim’s Pride Corp., 5.88%, 09/30/27(a)		164	164,033
Prudential Financial, Inc., 3.70%, 03/13/51		2,440	2,675,597
QEP Resources, Inc., 6.88%, 03/01/21		197	188,135
Quicken Loans, Inc.(a):
5.75%, 05/01/25		227	232,060
5.25%, 01/15/28		188	193,993
Rackspace Hosting, Inc., 8.63%, 11/15/24(a)		531	533,655
Reynolds Group Issuer, Inc., 5.13%, 07/15/23(a)		456	459,461
Select Medical Corp., 6.25%, 08/15/26(a)		3,482	3,520,128
Service Properties Trust:
5.00%, 08/15/22		1,787	1,754,874
4.50%, 06/15/23		1,269	1,214,980
7.50%, 09/15/25		475	500,429
Sherwin-Williams Co. (The), 3.80%, 08/15/49		2,278	2,483,730
Sirius XM Radio, Inc.(a):
3.88%, 08/01/22		186	187,415
4.63%, 07/15/24		267	273,675
5.38%, 04/15/25		187	192,049
5.38%, 07/15/26		190	196,221

Security		Par (000)	Value

United States (continued)
5.00%, 08/01/27	USD	288	$294,356
5.50%, 07/01/29		242	254,734
4.13%, 07/01/30		3,195	3,159,727
Six Flags Entertainment Corp., 4.88%, 07/31/24(a)		187	167,365
SM Energy Co.:
1.50%, 07/01/21(k)		426	391,021
6.13%, 11/15/22		525	383,250
10.00%, 01/15/25(a)		1,967	1,868,715
Spectrum Brands, Inc., 5.50%, 07/15/30(a)		342	342,428
Standard Industries, Inc.(a):
5.00%, 02/15/27		95	96,188
4.38%, 07/15/30		562	560,595
Starbucks Corp.:
2.55%, 11/15/30		2,280	2,391,601
3.50%, 11/15/50		2,280	2,402,202
Steel Dynamics, Inc., 3.25%, 01/15/31		295	300,884
Summit Materials LLC, 6.13%, 07/15/23		118	117,475
Sunoco Logistics Partners Operations LP, 4.00%, 10/01/27		759	777,542
Sunoco LP:
4.88%, 01/15/23		184	181,240
5.50%, 02/15/26		150	145,500
6.00%, 04/15/27		114	112,860
Talen Energy Supply LLC, 7.63%, 06/01/28(a)		2,860	2,860,000
Targa Resources Partners LP:
6.75%, 03/15/24		110	109,725
5.13%, 02/01/25		94	90,475
5.88%, 04/15/26		192	190,080
5.38%, 02/01/27		96	92,640
6.50%, 07/15/27		155	155,387
6.88%, 01/15/29		157	164,458
Teleflex, Inc., 4.63%, 11/15/27		95	100,435
Tempur Sealy International, Inc., 5.50%, 06/15/26		112	113,120
Tenet Healthcare Corp.:
4.63%, 07/15/24		800	783,832
4.63%, 09/01/24(a)		113	110,457
5.13%, 05/01/25		260	250,955
4.88%, 01/01/26(a)		389	378,789
6.25%, 02/01/27(a)		290	287,825
4.63%, 06/15/28(a)		405	394,551
Terex Corp., 5.63%, 02/01/25(a)		114	103,740
TJX Cos., Inc. (The), 3.88%, 04/15/30		1,565	1,839,165
T-Mobile USA, Inc.(a):
3.50%, 04/15/25		1,975	2,149,570
3.75%, 04/15/27		6,703	7,428,064
3.88%, 04/15/30		6,701	7,457,945
2.55%, 02/15/31		4,900	4,917,248
TransDigm, Inc., 6.25%, 03/15/26(a)		13,759	13,724,878
Union Pacific Corp., 3.25%, 02/05/50		2,278	2,495,775
United Rentals North America, Inc.:
5.50%, 07/15/25		456	467,970
4.63%, 10/15/25		138	138,690
5.88%, 09/15/26		195	204,360
6.50%, 12/15/26		216	226,800
5.50%, 05/15/27		196	201,880
4.88%, 01/15/28		311	318,775
US Concrete, Inc., 6.38%, 06/01/24		112	110,600
VICI Properties LP(a):
3.50%, 02/15/25		1,283	1,206,020
3.75%, 02/15/27		1,230	1,156,200

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
4.13%, 08/15/30	USD	1,465	$1,397,244
Vistra Operations Co. LLC(a):
5.50%, 09/01/26		192	195,924
5.63%, 02/15/27		4,765	4,890,558
5.00%, 07/31/27		248	250,790
Wells Fargo & Co.:
3.75%, 01/24/24		3,256	3,557,663
(SOFR + 2.53%), 3.07%, 04/30/41(b)		3,583	3,737,377
WESCO Distribution, Inc.(a):
7.13%, 06/15/25		475	500,237
7.25%, 06/15/28		585	618,637
William Carter Co. (The), 5.63%, 03/15/27(a)		97	99,910
WPX Energy, Inc., 5.75%, 06/01/26		94	91,180
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(a)		95	91,438
XPO Logistics, Inc.(a):
6.13%, 09/01/23		101	102,263
6.75%, 08/15/24		199	208,472
6.25%, 05/01/25		1,240	1,298,900

			433,254,265

Total Corporate Bonds — 7.1% (Cost: $551,904,989)			534,802,067

Floating Rate Loan Interests — 0.8%

France — 0.1%
Casino, Guichard-Perrachon SA, Term Loan B, (EURIBOR 3 Month + 5.50%), 5.50%, 01/31/24(n)	EUR	8,126	8,903,604

Netherlands — 0.3%(n)
Boels Rental Ltd., Term Loan B, 02/09/27(o)		10,935	11,786,437
Ziggo BV, Term Loan, (EURIBOR 6 Month + 3.00%), 3.00%, 01/31/29		13,707	14,847,282

			26,633,719

United States — 0.4%(n)
Airbnb, Inc., Term Loan, (LIBOR USD 1 Month + 7.50%), 8.50%, 04/17/25(c)	USD	2,670	2,763,450
BBD Bidco Ltd., Term Loan, (EURIBOR 6 Month + 5.50%), 5.50%, 04/29/23(c)	EUR	7,314	7,970,263
Caesars Resort Collection LLC, Term Loan, 06/19/25(o)	USD	1,537	1,441,906
Douglas Dynamics LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 4.75%, 06/05/26(c)		538	526,018
Fieldwood Energy LLC, 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 8.25%, 04/11/23(d)(j)		2,669	16,015
Fieldwood Energy LLC, Term Loan, (LIBOR USD 3 Month + 5.25%), 6.25%, 04/11/22(d)(j)		1,977	359,196
Hilton Worldwide Finance LLC, Term Loan B2, (LIBOR USD 1 Month + 1.75%), 1.93%, 06/22/26		6,621	6,238,816
iHeart Communications, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 3.18%, 05/01/26		2,965	2,725,637
Opendoor, Term Loan, (LIBOR USD 6 Month + 10.00%), 3.33% - 10.00%, 01/23/26(c)		2,651	2,651,200

Security		Par (000)	Value

United States (continued)
PGE Corp., Term Loan, (LIBOR USD 3 Month + 4.50%), 5.50%, 06/23/25	USD	2,125	$2,085,156

			26,777,657

Total Floating Rate Loan Interests — 0.8% (Cost: $65,508,040)			62,314,980

Foreign Agency Obligations — 0.2%

Chile — 0.1%
Corp. Nacional del Cobre de Chile, 4.25%, 07/17/42		1,894	2,078,073
Empresa Nacional del Petroleo, 4.50%, 09/14/47		1,012	1,052,796

			3,130,869

Colombia — 0.0%
Ecopetrol SA, 6.88%, 04/29/30		1,847	2,117,124

India — 0.0%
Export-Import Bank of India, 3.88%, 02/01/28		911	948,734

Indonesia — 0.0%
Pertamina Persero PT, 3.65%, 07/30/29		1,931	2,019,102

Mexico — 0.1%
Comision Federal de Electricidad, 4.75%, 02/23/27		1,924	2,019,599
Petroleos Mexicanos, 4.50%, 01/23/26		1,064	928,340

			2,947,939

Peru — 0.0%
Corp. Financiera de Desarrollo SA, (LIBOR USD 3 Month + 5.61%), 5.25%, 07/15/29(a)(b)		200	209,812

Saudi Arabia — 0.0%
Saudi Arabian Oil Co., 4.25%, 04/16/39		1,045	1,167,787

Total Foreign Agency Obligations — 0.2% (Cost: $11,715,751)			12,541,367

Foreign Government Obligations — 5.5%

Argentina — 0.2%
Argentine Republic(d)(j):
3.38%, 01/15/23	EUR	4,029	1,765,367
6.88%, 01/26/27	USD	12,208	4,889,304
5.88%, 01/11/28		11,981	4,768,438
5.25%, 01/15/28	EUR	925	389,714
7.82%, 12/31/33		4,391	2,098,905

			13,911,728

Australia — 0.8%
Commonwealth of Australia, 3.00%, 03/21/47	AUD	65,560	57,575,749

China — 0.6%
People’s Republic of China, 3.29%, 05/23/29	CNY	286,160	41,378,716

Colombia — 0.1%
Republic of Colombia, 4.50%, 03/15/29	USD	3,358	3,674,911

Dominican Republic — 0.0%
Dominican Republic Government Bond:
5.50%, 01/27/25		976	986,370

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Dominican Republic (continued)
6.88%, 01/29/26	USD	759	$795,764

			1,782,134

Egypt — 0.0%
Arab Republic of Egypt, 7.60%, 03/01/29		1,064	1,083,285

Germany — 0.1%
Federal Republic of Germany, 0.00%, 08/15/50	EUR	8,917	10,046,668

Greece — 0.3%
Hellenic Republic, 2.00%, 04/22/27(a)		15,841	19,034,458

Indonesia — 0.1%
Republic of Indonesia:
6.63%, 02/17/37	USD	1,503	2,058,171
4.20%, 10/15/50		902	1,003,475

			3,061,646

Italy — 1.3%
Republic of Italy:
1.35%, 04/01/30	EUR	53,066	60,338,187
3.85%, 09/01/49(a)		26,711	40,540,431

			100,878,618

Japan — 0.9%
Japan Government Bond, 0.40%, 09/20/49	JPY	7,988,250	70,338,030

Mexico — 0.1%
United Mexican States, 4.75%, 04/27/32	USD	3,423	3,770,434

Panama — 0.0%
Republic of Panama, 6.70%, 01/26/36		1,434	2,063,616

Paraguay — 0.0%
Republic of Paraguay, 4.95%, 04/28/31(a)		902	1,001,220

Peru — 0.0%
Republic of Peru, 6.55%, 03/14/37		634	964,274

Philippines — 0.0%
Republic of Philippines, 2.95%, 05/05/45		910	944,125

Qatar — 0.1%
State of Qatar(a):
3.40%, 04/16/25		3,720	4,054,800
4.40%, 04/16/50		797	987,284

			5,042,084

Romania — 0.0%
Romania Government Bond, 6.13%, 01/22/44(a)		758	993,691

Russia — 0.0%
Russian Federation, 5.25%, 06/23/47		1,400	1,849,400

Saudi Arabia — 0.0%
Kingdom of Saudi Arabia, 4.63%, 10/04/47		2,541	2,960,265

Spain — 0.9%
Kingdom of Spain(a):
0.60%, 10/31/29	EUR	46,855	53,840,137
1.25%, 10/31/30		6,358	7,704,798
2.70%, 10/31/48		5,143	7,796,842

			69,341,777

Security		Par (000)	Value

Ukraine — 0.0%
Ukraine Government Bond, 7.75%, 09/01/25(a)	USD	2,032	$2,118,360

United Arab Emirates — 0.0%
United Arab Emirates Government Bond, 3.13%, 04/16/30(a)		1,863	2,049,300

Uruguay — 0.0%
Oriental Republic of Uruguay, 5.10%, 06/18/50		1,633	2,105,241

Total Foreign Government Obligations — 5.5% (Cost: $426,090,437)			417,969,730

	Shares

Investment Companies — 4.6%
Consumer Discretionary Select Sector SPDR Fund(f)		65,637	8,382,501
Financial Select Sector SPDR Fund(f)		313,814	7,261,656
Industrial Select Sector SPDR Fund(f)		187,875	12,907,013
Invesco QQQ Trust Series 1(f)		47,351	11,724,108
iShares China Large-Cap ETF(f)*		180,812	7,178,236
iShares iBoxx $ High Yield Corporate Bond ETF(f)*		645,680	52,700,401
iShares iBoxx $ Investment Grade Corporate Bond ETF*		56,456	7,593,332
iShares MSCI Emerging Markets ETF(f)*		28,334	1,133,077
iShares Nasdaq Biotechnology ETF*		10,363	1,416,519
iShares Russell 2000 ETF(f)*		87,661	12,551,302
iShares S&P 500 Value ETF*		80,267	8,685,692
KraneShares CSI China Internet ETF(f)		48,809	3,023,229
SPDR Gold Shares(d)(p)		998,164	167,062,709
SPDR S&P 500 ETF Trust(f)		115,798	35,707,471
United States Oil Fund LP(p)		70,575	1,980,334
VanEck Vectors Semiconductor ETF(f)		37,800	5,775,840

Total Investment Companies — 4.6% (Cost: $332,317,662)			345,083,420

	Par (000)

Non-Agency Mortgage-Backed Securities — 0.4%

Commercial Mortgage-Backed Securities — 0.4%

United States — 0.4%
1211 Avenue of the Americas Trust, Series 2015-1211, Class D, 4.28%, 08/10/35(a)(q)		1,520	1,567,920
BANK, Series 2017-BNK9, Class A4, 3.54%, 11/15/54		700	787,657
BBCMS Mortgage Trust, Series 2018- TALL, Class C, 1.31%, 03/15/37(a)(q)		1,701	1,598,749
BWAY Mortgage Trust, Series 2013- 1515, Class D, 3.63%, 03/10/33(a)		700	700,376
BX Commercial Mortgage Trust(a)(q):
Series 2018-BIOA, Class D, 1.51%, 03/15/37		460	438,865
Series 2018-IND, Class G, 2.23%, 11/15/35		890	859,199
Series 2019-XL, Class G, 2.48%, 10/15/36		3,177	3,049,480
Series 2019-XL, Class J, 2.83%, 10/15/36		1,051	991,772

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
BX Trust(a)(q):
Series 2019-OC11, Class D, 4.08%, 12/09/41	USD	2,801	$2,587,528
Series 2019-OC11, Class E, 4.08%, 12/09/41		3,926	3,478,615
CD Mortgage Trust, Series 2017-CD6, Class B, 3.91%, 11/13/50(q)		303	316,563
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class E, 2.33%, 07/15/32(a)(q)		1,162	1,133,759
Commercial Mortgage Trust:
Series 2014-CR21, Class A3, 3.53%, 12/10/47		1,407	1,512,443
Series 2019-521F, Class A, 1.08%, 06/15/34(a)(q)		1,018	987,461
CORE Mortgage Trust, Series 2019- CORE, Class F, 2.53%, 12/15/31(a)(q)		702	666,984
CSAIL Commercial Mortgage Trust, Series 2020-C19, Class A3, 2.56%, 03/15/53		4,122	4,368,775
GRACE Mortgage Trust, Series 2014- GRCE, Class B, 3.52%, 06/10/28(a)		1,200	1,202,717
Hudson Yards Mortgage Trust, Series 2016-10HY, Class E, 3.08%, 08/10/38(a)(q)		315	294,794
JPMCC Commercial Mortgage Securities Trust, Series 2019-COR4, Class A5, 4.03%, 03/10/52		1,512	1,761,148
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C24, Class C, 4.49%, 05/15/48(q)		227	214,431
Series 2016-C32, Class A4, 3.72%, 12/15/49		1,184	1,324,296
UBS Commercial Mortgage Trust, Series 2019-C17, Class A4, 2.92%, 10/15/52		412	446,453
VNDO Trust, Series 2016-350P, Class D, 4.03%, 01/10/35(a)(q)		750	781,595
Wells Fargo Commercial Mortgage Trust, Series 2018-1745, Class A, 3.87%, 06/15/36(a)(q)		759	837,175

			31,908,755

Total Non-Agency Mortgage-Backed Securities — 0.4% (Cost: $32,040,003)			31,908,755

Preferred Securities — 1.9%

Capital Trusts — 0.5%

United Kingdom — 0.2%(n)(r)
HSBC Holdings plc, 6.37%		9,556	9,639,615
Lloyds Bank plc, 13.00%	GBP	5,252	11,123,833

			20,763,448

United States — 0.3%
American Express Co., Series C, 3.60%(n)(r)	USD	3,254	2,772,278
Citigroup, Inc., Series Q, 5.95%(n)(r)		4,629	4,416,390
Goldman Sachs Group, Inc. (The), Series M, 4.37%(n)(r)		5,238	4,801,675
Morgan Stanley, Series H, 4.83%(n)(r)		3,697	3,327,128
NBCUniversal Enterprise, Inc., 5.25%(a)(r)		3,909	3,918,772

Security		Par (000)	Value

United States (continued)
Prudential Financial, Inc.(n):
5.63%, 06/15/43	USD	1,927	$2,050,328
5.87%, 09/15/42		2,817	2,998,415
USB Capital IX, 3.50%(n)(r)		1,344	1,110,144

			25,395,130

Total Capital Trusts — 0.5% (Cost: $47,165,241)			46,158,578

	Shares

Preferred Stocks — 1.2%

Brazil — 0.0%
Banco Bradesco SA (Preference)		9,768	37,630
Centrais Eletricas Brasileiras SA (Preference)		12,366	73,017
Itau Unibanco Holding SA (Preference)		349,169	1,650,143
Petroleo Brasileiro SA (Preference)		10,217	40,920

			1,801,710

United States — 1.2%
2020 Cash Mandatory Exchangeable Trust, 5.25%(a)(c)(k)		12,010	12,413,836
Aptiv plc, Series A, 5.50%		47,115	4,842,480
Becton Dickinson and Co., Series B, 6.00%		119,150	6,338,780
Boston Scientific Corp., Series A, 5.50%		31,118	3,257,743
C3.ai, Inc., Series D (Acquired 10/07/19, cost $6,972,964)(c)(d)(e)		1,572,648	8,350,761
C3.ai, Inc., Series E (Acquired 10/07/19, cost $800,895)(c)(d)(e)		180,630	959,145
Databricks, Inc., Series F (Acquired 10/22/19, cost $3,896,150)(c)(d)(e)		90,717	6,010,001
Grand Rounds, Inc., Series C (Acquired 03/31/15, cost $5,939,231)(c)(d)(e)		1,929,993	7,160,274
Grand Rounds, Inc., Series D (Acquired 05/01/18, cost $3,180,966)(c)(d)(e)		1,184,166	4,345,889
Lookout, Inc., Series F (Acquired 09/19/14-10/22/14, cost $10,936,522)(c)(d)(e)		863,811	9,631,493
Palantir Technologies, Inc., Series I (Acquired 02/11/14, cost $11,447,321)(c)(d)(e)		1,867,426	12,829,217
SambaNova Systems, Inc. Series C (Acquired 02/19/20, cost $4,030,858)(c)(d)(e)		75,709	4,227,591
Wells Fargo & Co., Series L, 7.50%(k)(r)		2,041	2,647,177
Zero Mass Water, Inc., Series C-1 (Acquired 05/07/20, cost $3,083,013)(c)(d)(e)		195,578	3,092,088

			86,106,475

Total Preferred Stocks — 1.2% (Cost: $79,065,084)			87,908,185

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Trust Preferreds — 0.2%

United States — 0.2%(n)
Citigroup Capital XIII, 7.13%, 10/30/40	229,762	$6,088,693
GMAC Capital Trust I, Series 2, 6.18%, 02/15/40	252,391	5,658,606

		11,747,299

Total Trust Preferreds — 0.2% (Cost: $12,414,222)		11,747,299

Total Preferred Securities — 1.9% (Cost: $138,644,547)		145,814,062

Rights — 0.0%(d)

Spain — 0.0%
Repsol SA	7,463	3,633
Telefonica SA	12,279	2,416

United States — 0.0%
T-Mobile US, Inc.	38,937	6,541

Total Rights — 0.0% (Cost: $19,090)		12,590

	Par (000)

U.S. Government Sponsored Agency Securities — 2.0%

Mortgage-Backed Securities — 2.0%
Uniform Mortgage-Backed Securities, 2.50%, 07/25/50(s)	148,771	155,094,013

Total U.S. Government Sponsored Agency Securities — 2.0% (Cost: $153,956,785)		155,094,013

U.S. Treasury Obligations — 7.8%
U.S. Treasury Bonds:
1.13%, 05/15/40	12,574	12,456,313
2.38%, 11/15/49	64,336	79,465,259
U.S. Treasury Inflation Linked Notes:
0.63%, 04/15/23	32,215	33,495,628
0.13%, 10/15/24 - 01/15/30	241,995	255,111,686
U.S. Treasury Notes:(h)
1.75%, 11/15/20(p)	20,085	20,199,829
1.75%, 11/15/29(t)	175,567	193,836,720

Total U.S. Treasury Obligations — 7.8% (Cost: $553,606,470)		594,565,435

	Shares

Warrants — 0.0%

United States — 0.0%
Zero Mass Water, Inc. (Issued/ exercisable 05/08/20, 1 share for 1 warrant, Expires 11/08/21, Strike Price USD 18.92)(c)(d)	195,578	205,357

Total Warrants — 0.0%		205,357

Total Long-Term Investments — 91.0% (Cost: $6,252,636,457)		6,905,849,994

Security		Par (000)	Value

Short-Term Securities — 12.3%

Foreign Government Obligations — 4.7%(u)

Japan — 4.7%
Japan Treasury Discount Bills:
(0.16)%, 07/20/20	JPY	5,396,200	$49,979,807
(0.20)%, 07/27/20		5,905,350	54,697,410
(0.16)%, 08/03/20		6,190,150	57,337,273
(0.15)%, 08/11/20		7,594,150	70,344,626
(0.13)%, 08/17/20		6,829,650	63,264,954
(0.13)%, 09/07/20		2,125,000	19,686,622
(0.12)%, 09/14/20		4,689,950	43,450,807

			358,761,499

Total Foreign Government Obligations — 4.7% (Cost: $361,517,163)			358,761,499

	Shares

Money Market Funds — 2.2%(v)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%		17,631,429	17,631,429
SL Liquidity Series, LLC, Money Market Series, 0.50%(w)		146,738,658	146,856,049

Total Money Market Funds — 2.2% (Cost: $164,492,775)			164,487,478

	Par (000)

Time Deposits — 0.1%

Canada — 0.0%
Royal Bank of Canada, 0.02%, 07/02/20	CAD	1,717	1,264,375

Europe — 0.1%
Citibank NA, (0.68)%, 07/01/20	EUR	1,278	1,435,453

Hong Kong — 0.0%
Hong Kong & Shanghai Bank, 0.04%, 07/02/20	HKD	276	35,588

Japan — 0.0%
Sumitomo Mitsui Financial Group, Inc., (0.25)%, 07/01/20	JPY	100,373	929,599

Singapore — 0.0%
Hong Kong & Shanghai Bank, 0.00%, 07/01/20	SGD	278	199,199

United Kingdom — 0.0%
Citibank NA, 0.01%, 07/01/20	GBP	450	557,505

United States — 0.0%
National Australia Bank Ltd., 0.10%, 07/01/20	USD	1,789	1,788,567

Total Time Deposits — 0.1% (Cost: $6,210,286)			6,210,286

U.S. Treasury Obligations — 5.3%
U.S. Treasury Bills(u):
0.11%, 08/13/20		14,250	14,247,702
0.11%, 08/06/20		50,000	49,994,000
0.12%, 09/22/20		50,000	49,984,668
0.14%, 09/24/20		50,000	49,982,882
0.15%, 10/06/20		15,000	14,994,544

CONSOLIDATED SCHEDULE OF INVESTMENTS	19

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

U.S. Treasury Obligations (continued)
0.16%, 10/27/20	USD	25,350	$25,338,367
0.29%, 08/27/20		80,000	79,982,267
0.56%, 07/09/20		69,000	68,998,236
0.75%, 08/20/20		50,000	49,990,972

Total U.S. Treasury Obligations — 5.3% (Cost: $403,446,705)			403,513,638

Total Short-Term Securities — 12.3% (Cost: $935,666,929)			932,972,901

Total Options Purchased — 1.2% (Cost: $70,518,711)			87,257,360

Total Investments Before Options Written and Investments Sold Short — 104.5% (Cost: $7,258,822,097)			7,926,080,255

Total Options Written — (1.0)% (Premiums Received — $68,502,462)			(74,077,192)

Security	Shares	Value

Investments Sold Short — (0.1)%

Common Stocks — (0.1)%

United States — (0.1)%
Netflix, Inc.(d)	12,863	$(5,853,180)

Total Common Stocks — (0.1)% (Proceeds: $3,962,357)		(5,853,180)

Total Investments Sold Short — (0.1)% (Proceeds: $3,962,357)		(5,853,180)

Total Investments Net of Options Written and Investments Sold Short — 103.4% (Cost: $7,186,357,278)		7,846,149,883

Liabilities in Excess of Other Assets — (3.4)%		(258,625,293)

Net Assets — 100.0%		$7,587,524,590

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Non-income producing security.
(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $96,628,886, representing 1.27% of its net assets as of period end, and an original cost of $82,365,133.

(f)	All or a portion of this security is on loan.
(g)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(h)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	Issuer filed for bankruptcy and/or is in default.
(k)	Convertible security.
(l)	Zero-coupon bond.
(m)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(n)	Variable rate security. Rate shown is the rate in effect as of period end.
(o)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(q)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(r)	Perpetual security with no stated maturity date.
(s)	Represents or includes a TBA transaction.
(t)	All or a portion of the security has been pledged in connection with outstanding centrally cleared swaps.
(u)	Rates are discount rates or a range of discount rates as of period end.
(v)	Annualized 7-day yield as of period end.
(w)	All or a portion of this security was purchased with the cash collateral from loaned securities.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Par/Shares Held at 12/31/19	Shares Purchased	Shares Sold	Par/Shares Held at 06/30/20	Value at 06/30/20	Income (Expense)		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	12,096,488	5,534,941	—	17,631,429	$17,631,429	$68,847		$—		$—
SL Liquidity Series, LLC, Money Market Series(b)	117,709,841	29,028,817	—	146,738,658	146,856,049	803,246	(c)	9,741		(13,784)
Bio City Development Co. BV, 8.00%, 07/06/20	21,400,000	—	—	21,400,000	2,702,820	—		—		(132,680)
iShares China Large-Cap ETF	189,176	399,314	(407,678)	180,812	7,178,236	60,254		(628,680)		(856,138)
iShares iBoxx $ High Yield Corporate Bond ETF	—	1,430,861	(785,181)	645,680	52,700,401	435,588		6,381,792		1,002,838

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund

Affiliated Issuer	Par/Shares Held at 12/31/19	Shares Purchased	Shares Sold	Par/Shares Held at 06/30/20	Value at 06/30/20	Income (Expense)	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	417,916	(361,460)	56,456	$7,593,332	$85,960	$687,416	$192,500
iShares MSCI Emerging Markets ETF	454,236	—	(425,902)	28,334	1,133,077	6,525	(2,759,466)	(237,931)
iShares Nasdaq Biotechnology ETF	—	10,363	—	10,363	1,416,519	1,311	—	239,306
iShares Russell 2000 ETF	82,300	164,952	(159,591)	87,661	12,551,302	100,171	(6,641,383)	(1,203,517)
iShares S&P 500 Value ETF	80,267	—	—	80,267	8,685,692	116,396	—	(1,756,242)
Quintis Australia Pty. Ltd., 7.50%, 10/01/26	17,073,990	682,959	—	17,756,949	17,397,864	682,960	—	(13,464)
Quintis Australia Pty. Ltd., 12.00%, 10/01/28	18,591,047	—	—	18,591,047	18,591,047	1	—	(319,149)
Quintis HoldCo Pty. Ltd.	9,827,224	—	—	9,827,224	5,221,961	—	—	(1,398,443)
iShares iBoxx $ Investment Grade Corporate Bond ETF(d)	—	(481,072)	481,072	—	—	(146,235)	6,503,341	—

					$299,659,729	$2,215,024	$3,552,761	$(4,496,704)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held by the Fund.

CONSOLIDATED SCHEDULE OF INVESTMENTS	21

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro-BTP	348	09/08/20	$56,254	$946,921
Euro-Oat	403	09/08/20	75,907	1,095,229
Australia 10 Year Bond	252	09/15/20	25,875	(29,325)
DAX Index	63	09/18/20	21,810	134,312
EURO STOXX 50 Index	1,460	09/18/20	52,867	729,636
FTSE/MIB Index	84	09/18/20	9,102	(44,345)
MSCI Emerging Markets Index	210	09/18/20	10,350	254,579
U.S. Treasury 10 Year Note	2,660	09/21/20	370,197	1,897,614
U.S. Treasury 10 Year Ultra Note	1,779	09/21/20	280,165	1,788,082
U.S. Treasury Ultra Bond	271	09/21/20	59,120	417,141

				7,189,844

Short Contracts
Euro-Bund	41	09/08/20	8,131	(110,433)
Yen Denominated Nikkei 225 Index	21	09/10/20	2,167	71,953
SPI 200 Index	17	09/17/20	1,728	432
FTSE 100 Index	1	09/18/20	76	40
NASDAQ 100 E-Mini Index	183	09/18/20	37,139	(1,354,159)
S&P 500 E-Mini Index	1,546	09/18/20	238,872	(2,989,262)
U.S. Treasury Long Bond	98	09/21/20	17,499	(8,892)
U.S. Treasury 2 Year Note	3,177	09/30/20	701,571	(34,607)
U.S. Treasury 5 Year Note	3,932	09/30/20	494,418	(1,569,838)

				(5,994,766)

				$1,195,078

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	30,819,000	USD	21,248,776	Bank of America NA	07/02/20	$19,416
AUD	895,372	USD	617,153	Citibank NA	07/02/20	743
CAD	26,416,000	USD	19,184,694	Citibank NA	07/02/20	273,173
EUR	15,852,624	GBP	13,931,475	JPMorgan Chase Bank NA	07/02/20	547,933
GBP	14,436,351	EUR	15,852,624	BNP Paribas SA	07/02/20	77,659
GBP	21,666,000	USD	26,801,789	JPMorgan Chase Bank NA	07/09/20	45,635
USD	2,906,762	JPY	312,589,683	HSBC Bank plc	07/09/20	11,534
GBP	16,953,000	USD	20,854,902	Bank of America NA	07/23/20	154,575
RUB	1,495,686,000	USD	19,647,118	Bank of America NA	07/24/20	1,305,124
EUR	2,003,000	JPY	232,453,157	Citibank NA	07/31/20	98,211
EUR	6,583,891	USD	7,186,042	JPMorgan Chase Bank NA	08/06/20	216,907
MXN	440,459,000	USD	18,184,629	Citibank NA	08/06/20	884,207
EUR	11,349,000	USD	12,283,965	Bank of America NA	08/07/20	477,169
CHF	17,260,000	USD	17,886,455	Citibank NA	08/13/20	354,395
EUR	7,336,710	USD	7,934,289	JPMorgan Chase Bank NA	08/13/20	316,399
KRW	28,311,955,000	USD	23,252,645	Citibank NA	08/14/20	353,297
MXN	146,913,000	USD	6,057,681	Barclays Bank plc	08/14/20	296,040
RUB	502,201,000	USD	6,775,056	Citibank NA	08/14/20	242,897
EUR	29,582,628	USD	32,466,727	Deutsche Bank AG	08/20/20	806,292
EUR	9,991,325	USD	11,126,407	Goldman Sachs International	08/20/20	111,322
MXN	351,469,000	USD	14,725,532	Citibank NA	08/20/20	463,025
NOK	148,387,000	USD	14,932,481	Morgan Stanley & Co. International plc	08/20/20	486,874
USD	32,369,715	JPY	3,482,101,775	Citibank NA	08/20/20	100,156
USD	24,602,177	JPY	2,647,658,458	JPMorgan Chase Bank NA	08/20/20	65,624
MYR	14,975,840	USD	3,442,722	Barclays Bank plc	08/21/20	45,210
MYR	80,822,160	USD	18,559,475	Morgan Stanley & Co. International plc	08/21/20	264,324
EUR	33,113,699	USD	36,520,304	Citibank NA	08/27/20	730,003

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	6,830,000	USD	7,537,103	UBS AG	08/27/20	$146,110
EUR	9,892,897	USD	11,064,744	JPMorgan Chase Bank NA	09/03/20	65,725
JPY	2,000,226,855	USD	18,443,911	JPMorgan Chase Bank NA	09/03/20	96,202
USD	18,529,930	JPY	1,978,709,270	JPMorgan Chase Bank NA	09/24/20	182,657
CAD	14,053,000	USD	10,321,345	JPMorgan Chase Bank NA	10/01/20	31,868
GBP	32,762,000	USD	40,539,011	JPMorgan Chase Bank NA	10/01/20	78,308
USD	19,056,648	ZAR	332,902,488	JPMorgan Chase Bank NA	10/01/20	51,896

						9,400,910

GBP	33,540,000	USD	42,383,871	Barclays Bank plc	07/02/20	(824,456)
USD	10,170,742	AUD	16,750,802	JPMorgan Chase Bank NA	07/02/20	(1,388,987)
USD	9,022,911	AUD	14,963,570	Morgan Stanley & Co. International plc	07/02/20	(1,303,448)
USD	18,897,772	CAD	25,964,000	JPMorgan Chase Bank NA	07/02/20	(227,154)
USD	331,982	CAD	452,000	Morgan Stanley & Co. International plc	07/02/20	(959)
USD	962,059	GBP	778,000	Barclays Bank plc	07/02/20	(1,961)
USD	40,517,748	GBP	32,762,000	JPMorgan Chase Bank NA	07/02/20	(77,646)
JPY	7,027,373,500	USD	65,346,662	JPMorgan Chase Bank NA	07/09/20	(258,621)
GBP	33,591,000	USD	41,960,006	BNP Paribas SA	07/23/20	(331,425)
USD	10,880,192	AUD	17,024,000	UBS AG	07/24/20	(869,692)
JPY	4,196,497,012	EUR	36,136,665	Goldman Sachs International	07/31/20	(1,746,406)
USD	40,203,674	HKD	312,048,856	Barclays Bank plc	08/06/20	(51,060)
USD	25,284,461	CNY	180,282,000	Deutsche Bank AG	08/07/20	(162,324)
USD	14,435,458	CNY	103,018,000	Goldman Sachs International	08/07/20	(105,522)
USD	40,327,847	HKD	312,907,798	HSBC Bank plc	08/13/20	(35,833)
JPY	1,787,401,000	USD	16,678,312	Barclays Bank plc	08/20/20	(113,993)
JPY	1,839,888,000	USD	17,099,537	UBS AG	08/20/20	(48,808)
USD	9,290,694	NOK	89,625,748	HSBC Bank plc	08/20/20	(22,596)
USD	6,096,957	NOK	58,761,252	JPMorgan Chase Bank NA	08/20/20	(9,107)
AUD	10,741,866	JPY	806,972,263	HSBC Bank plc	09/03/20	(65,021)
EUR	6,619,652	USD	7,456,398	HSBC Bank plc	09/03/20	(8,647)
USD	16,217,401	INR	1,236,739,000	Bank of America NA	09/03/20	(42,554)
USD	7,399,000	JPY	804,515,344	HSBC Bank plc	09/03/20	(58,057)
EUR	9,988,559	USD	11,316,121	JPMorgan Chase Bank NA	09/04/20	(77,767)
USD	11,168,889	JPY	1,222,661,611	Deutsche Bank AG	09/04/20	(164,162)
AUD	21,550,760	JPY	1,644,656,809	JPMorgan Chase Bank NA	09/10/20	(370,176)
AUD	32,241,816	JPY	2,413,315,403	Morgan Stanley & Co. International plc	09/10/20	(115,945)
EUR	9,860,683	USD	11,158,395	Morgan Stanley & Co. International plc	09/10/20	(62,399)
USD	11,213,765	JPY	1,224,303,211	Citibank NA	09/10/20	(135,670)
USD	35,210,127	CNY	250,459,000	HSBC Bank plc	09/11/20	(72,739)
USD	7,764,112	INR	591,571,000	BNP Paribas SA	09/11/20	(6,328)
GBP	10,234,063	EUR	11,422,000	HSBC Bank plc	09/17/20	(168,112)
GBP	5,113,527	EUR	5,679,000	Morgan Stanley & Co. International plc	09/17/20	(52,385)
JPY	1,986,369,743	AUD	27,179,768	Morgan Stanley & Co. International plc	09/17/20	(345,594)
JPY	1,455,315,526	EUR	12,035,000	Bank of America NA	09/17/20	(52,301)
NOK	107,833,000	USD	11,326,485	JPMorgan Chase Bank NA	09/18/20	(120,034)
USD	2,274,742	NOK	21,942,112	HSBC Bank plc	09/18/20	(5,573)
USD	1,492,792	NOK	14,385,888	JPMorgan Chase Bank NA	09/18/20	(2,249)
JPY	9,821,050,259	USD	92,041,308	JPMorgan Chase Bank NA	09/24/20	(977,151)
USD	34,828,270	CNY	247,695,000	UBS AG	09/24/20	(38,184)
USD	15,194,870	INR	1,172,421,000	BNP Paribas SA	09/24/20	(181,980)
EUR	13,321,433	USD	15,042,474	Citibank NA	09/25/20	(47,048)
EUR	1,722,567	USD	1,945,422	Morgan Stanley & Co. International plc	09/25/20	(6,394)
JPY	2,467,893,128	EUR	20,495,000	JPMorgan Chase Bank NA	09/25/20	(186,890)
USD	21,254,632	AUD	30,819,000	Bank of America NA	10/01/20	(19,395)

						(10,962,753)

CONSOLIDATED SCHEDULE OF INVESTMENTS	23

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value

Call
EUR Currency	Up and In	Bank of America NA	—	08/25/20	CHF	1.17	CHF	1.17	EUR	1,073	$8,081

											8,081

Put
USD Currency	Down and In	Bank of America NA	—	07/29/20	JPY	104.95	JPY	1.07	USD	1,101	$110
USD Currency	Down and In	Bank of America NA	—	07/29/20	JPY	105.61	JPY	1.07	USD	1,185	355
EUR Currency	One-Touch	Goldman Sachs International	—	08/13/20	USD	1.05	USD	1.05	EUR	795	6,430
S&P 500 Index	Down and out	Citibank NA	5,583	08/21/20	USD	2,810.77	USD	2,318.16	USD	17,314	80,449
S&P 500 Index	Down and out	Citibank NA	16,816	08/21/20	USD	2,810.53	USD	2,317.96	USD	52,150	242,229
EUR Currency	One-Touch	UBS AG	—	09/10/20	NOK	10.00	NOK	10.00	EUR	301	15,346
S&P 500 Index	Down and out	JPMorgan Chase Bank NA	5,643	12/18/20	USD	2,900.00	USD	2,200.00	USD	17,500	205,970

											550,889

											$558,970

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Alibaba Group Holding Ltd.	187	07/17/20	USD	205.00	USD	4,034	$242,165
Amazon.com, Inc.	58	07/17/20	USD	2,300.00	USD	16,001	2,678,585
Autodesk, Inc.	240	07/17/20	USD	155.00	USD	5,741	2,020,800
Financial Select Sector SPDR Fund	4,826	07/17/20	USD	25.00	USD	11,167	69,977
Home Depot, Inc. (The)	638	07/17/20	USD	240.00	USD	15,983	826,210
Invesco QQQ Trust, Series 1	670	07/17/20	USD	228.00	USD	16,589	1,368,810
iShares iBoxx $ High Yield Corporate Bond ETF	3,895	07/17/20	USD	82.00	USD	31,791	264,860
SPDR S&P 500 ETF Trust	695	07/17/20	USD	300.00	USD	21,431	869,098
SPDR S&P 500 ETF Trust	724	07/17/20	USD	310.00	USD	22,325	410,870
SPDR S&P 500 ETF Trust	1,153	07/17/20	USD	285.00	USD	35,554	2,889,418
Boston Scientific Corp.	1,080	08/21/20	USD	35.00	USD	3,792	226,800
Global Payments, Inc.	403	08/21/20	USD	195.00	USD	6,836	66,495
Home Depot, Inc. (The)	314	08/21/20	USD	200.00	USD	7,866	1,632,015
Invesco QQQ Trust, Series 1	475	08/21/20	USD	255.00	USD	11,761	287,613
Invesco QQQ Trust, Series 1	737	08/21/20	USD	260.00	USD	18,248	297,011
iShares Russell 2000 ETF	1,168	08/21/20	USD	145.00	USD	16,723	745,184
L3Harris Technologies, Inc.	190	08/21/20	USD	200.00	USD	3,224	22,325
Mastercard, Inc.	255	08/21/20	USD	305.00	USD	7,540	246,713
PPG Industries, Inc.	801	08/21/20	USD	95.00	USD	8,495	1,109,385
SPDR S&P 500 ETF Trust	284	08/21/20	USD	325.00	USD	8,757	104,796
SPDR S&P 500 ETF Trust	1,695	08/21/20	USD	315.00	USD	52,267	1,352,610
SPDR S&P 500 ETF Trust	1,704	08/21/20	USD	320.00	USD	52,545	949,128
SPDR S&P 500 ETF Trust	2,280	08/21/20	USD	335.00	USD	70,306	342,000
VanEck Vectors Semiconductor ETF	378	08/21/20	USD	160.00	USD	5,776	176,715
Capital One Financial Corp	1,003	09/18/20	USD	72.50	USD	6,278	274,321
EURO STOXX Bank Index	2,374	09/18/20	EUR	70.00	EUR	7,457	346,735
Financial Select Sector SPDR Fund	3,037	09/18/20	USD	25.00	USD	7,028	217,146
Invesco QQQ Trust, Series 1	623	09/18/20	USD	253.00	USD	15,425	591,850
iShares Russell 2000 ETF	1,941	09/18/20	USD	160.00	USD	27,791	380,436
NXP Semiconductors NV	373	09/18/20	USD	110.00	USD	4,254	483,968
Raytheon Co.	598	09/18/20	USD	75.00	USD	3,685	68,770
SPDR Gold Shares(a)	1,619	09/18/20	USD	180.00	USD	27,097	365,894
SPDR S&P 500 ETF Trust	437	09/18/20	USD	290.00	USD	13,475	1,209,835
SPDR S&P 500 ETF Trust	527	09/18/20	USD	300.00	USD	16,251	1,071,391
SPDR S&P 500 ETF Trust	1,034	09/18/20	USD	325.00	USD	31,884	615,230
SPDR S&P 500 ETF Trust	1,876	09/18/20	USD	330.00	USD	57,848	788,858
Walt Disney Co. (The)	467	09/18/20	USD	110.00	USD	5,208	406,290

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

SPDR S&P 500 ETF Trust	341	09/30/20	USD	294.00	USD	10,515	$867,504
Apple, Inc.	252	10/16/20	USD	300.00	USD	9,193	1,812,510
Costco Wholesale Corp.	137	10/16/20	USD	315.00	USD	4,154	125,013
Starbucks Corp.	490	10/16/20	USD	77.50	USD	3,606	183,750
VMware, Inc.	655	10/16/20	USD	160.00	USD	10,143	691,025
Wells Fargo & Co.	1,043	10/16/20	USD	35.00	USD	2,670	46,935
SPDR S&P 500 ETF Trust	1,241	11/20/20	USD	350.00	USD	38,267	329,486
Bank of America Corp.	2,016	12/18/20	USD	27.00	USD	4,788	294,336
JPMorgan Chase & Co.	464	12/18/20	USD	110.00	USD	4,364	178,640
Microsoft Corp.	438	12/18/20	USD	165.00	USD	8,914	1,888,875
SPDR S&P 500 ETF Trust	1,541	12/18/20	USD	290.00	USD	47,518	5,215,515
SPDR S&P 500 ETF Trust	2,397	12/18/20	USD	300.00	USD	73,914	6,447,930
SPDR S&P 500 ETF Trust	602	12/31/20	USD	350.00	USD	18,563	217,623
Amazon.com, Inc.	13	01/15/21	USD	2,350.00	USD	3,586	689,065
VanEck Vectors Semiconductor ETF	782	01/15/21	USD	145.00	USD	11,949	1,567,910
Alibaba Group Holding Ltd.	678	02/19/21	USD	210.00	USD	14,624	1,756,020
SPDR S&P 500 ETF Trust	895	12/17/21	USD	305.00	USD	27,598	3,098,043

							51,430,487

Put
SPDR S&P 500 ETF Trust	351	07/01/20	USD	295.00	USD	10,823	2,282
SPDR S&P 500 ETF Trust	351	07/02/20	USD	295.00	USD	10,823	8,951
American Airlines Group, Inc.	1,691	07/17/20	USD	13.00	USD	2,210	186,856
SPDR S&P 500 ETF Trust	1,570	07/17/20	USD	305.00	USD	48,413	849,370
SPDR S&P 500 ETF Trust	966	08/21/20	USD	290.00	USD	29,788	630,315
Stamps.com, Inc.	48	08/21/20	USD	170.00	USD	882	87,360
Wayfair, Inc.	60	08/21/20	USD	160.00	USD	1,186	56,400
Anthem, Inc.	281	09/18/20	USD	260.00	USD	7,390	543,735
Etsy, Inc.	241	09/18/20	USD	70.00	USD	2,560	47,598
SPDR S&P Retail ETF	604	09/18/20	USD	42.00	USD	2,590	164,590
UnitedHealth Group, Inc.	252	09/18/20	USD	280.00	USD	7,433	357,840
Chewy, Inc.	241	10/16/20	USD	45.00	USD	1,077	148,215
BJ’s Wholesale Club Holdings, Inc.	602	11/20/20	USD	30.00	USD	2,244	94,815
Anthem, Inc.	288	12/18/20	USD	250.00	USD	7,574	714,240
UnitedHealth Group, Inc.	257	12/18/20	USD	280.00	USD	7,580	605,878

							4,498,445

							$55,928,932

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
EUR Currency	BNP Paribas SA	—	07/16/20	USD	1.14	EUR	53,207	$139,718
SPDR Gold Shares(a)	Societe Generale SA	380,363	07/17/20	USD	168.00	USD	63,661	802,566
SPDR Gold Shares(a)	JPMorgan Chase Bank NA	152,048	07/31/20	USD	166.00	USD	25,448	594,940
Agilent Technologies, Inc.	Citibank NA	112,555	08/21/20	USD	87.50	USD	9,946	537,450
SPDR Gold Shares(a)	Societe Generale SA	494,536	08/21/20	USD	167.00	USD	82,770	2,423,474
SPDR Gold Shares(a)	Societe Generale SA	303,314	08/31/20	USD	165.00	USD	50,766	1,915,003
EUR Currency	JPMorgan Chase Bank NA	—	09/17/20	USD	1.14	EUR	35,471	383,794
Apple, Inc.	Morgan Stanley & Co. International plc	46,917	09/18/20	USD	320.00	USD	17,115	2,435,627
LVMH Moet Hennessy Louis Vuitton SE	Barclays Bank plc	15,745	09/18/20	EUR	390.00	EUR	6,148	348,067
SPDR Gold Shares(a)	Goldman Sachs International	60,832	09/18/20	USD	167.00	USD	10,181	368,034
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	342,377	09/18/20	USD	170.00	USD	57,304	1,651,969
Union Pacific Corp.	Goldman Sachs International	55,821	09/18/20	USD	182.50	USD	9,438	220,972
EUR Currency	Bank of America NA	—	09/25/20	USD	1.14	EUR	40,955	478,067
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	302,590	09/30/20	USD	170.00	USD	50,644	1,603,727
USD Currency	Morgan Stanley & Co. International plc	—	11/19/20	NOK	10.70	USD	37,915	310,563

CONSOLIDATED SCHEDULE OF INVESTMENTS	25

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund

OTC Options Purchased (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Capital One Financial Corp.	Nomura International plc	54,814	11/20/20	USD	55.00	USD	3,431	$694,627
SPDR Gold Shares(a)	BNP Paribas SA	410,040	12/18/20	USD	185.00	USD	68,628	1,670,913
SPDR S&P 500 ETF Trust	Morgan Stanley & Co. International plc	198,200	06/18/21	USD	360.00	USD	61,117	1,011,670
EURO STOXX 50 Price Index	Credit Suisse International	4,703	12/17/21	EUR	3,400.00	EUR	15,210	1,058,349

								18,649,530

Put
USD Currency	Morgan Stanley & Co. International plc	—	07/09/20	JPY	103.00	USD	61,834	1,908
EUR Currency	Bank of America NA	—	07/23/20	USD	1.12	EUR	11,570	47,121
EUR Currency	Citibank NA	—	08/19/20	USD	1.07	EUR	36,247	15,272
EUR Currency	HSBC Bank plc	—	08/19/20	JPY	116.50	EUR	21,748	52,710
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International plc	745,804	08/19/20	USD	284.45	USD	233,437	51,155
USD Currency	Morgan Stanley & Co. International plc	—	08/28/20	CAD	1.37	USD	37,946	534,835
NZD Currency	JPMorgan Chase Bank NA	—	09/10/20	JPY	68.00	NZD	16,122	132,295
ASML Holding NV	Credit Suisse International	7,821	09/18/20	EUR	265.00	EUR	2,557	48,240
Tencent Holdings Ltd.	JPMorgan Chase Bank NA	73,036	29/09/2020	HKD	392.22	HKD	36,416	27,599

								911,135

								$19,560,665

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value

Call
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	1.08%	Semi-Annual	Bank of America NA	08/13/20	1.08%	USD	47,023	$2,031,092
30-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.93%	Semi-Annual	Morgan Stanley & Co. International plc	10/21/20	0.93	USD	30,884	1,548,528
30-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.85%	Semi-Annual	Goldman Sachs International	12/18/20	0.85	USD	41,893	2,287,290
30-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	1.00%	Semi-Annual	JPMorgan Chase Bank NA	06/04/21	1.00	USD	35,591	3,193,056
30-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	1.00%	Semi-Annual	BNP Paribas SA	06/11/21	1.00	USD	11,606	1,047,779

										10,107,745

Put
10-Year Interest Rate Swap(a)	1.80%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	08/11/20	1.80	USD	85,363	358
10-Year Interest Rate Swap(a)	2.08%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	08/13/20	2.08	USD	47,023	67
10-Year Interest Rate Swap(a)	0.75%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	10/02/20	0.75	USD	22,291	208,062

										208,487

										$10,316,232

(a)	Forward settling swaption.

Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

2Y-10Y CMS Index Cap	0.50%	Goldman Sachs International	08/27/20	USD 687,929	$892,561	$1,754,220	$(861,659)

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund

OTC Barrier Options Written

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value

Call
EUR Currency	One-Touch	UBS AG	—	09/10/20	NOK	10.50	EUR	10.50	EUR	60	$(51,008)

Put
NZD Currency	Down and In	JPMorgan Chase Bank NA	—	09/10/20	JPY	65.00	JPY	63.50	NZD	20,152	$(66,250)
EURO STOXX 50 Index	Down and In	Credit Suisse International	4,703	12/17/21	EUR	2,600.00	EUR	2,200.00	EUR	15,214	(900,143)

											(966,393)

											$(1,017,401)

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Adobe, Inc.	116	07/17/20	USD	400.00	USD	5,050	$(441,090)
Anthem, Inc.	271	07/17/20	USD	290.00	USD	7,127	(21,816)
Anthem, Inc.	271	07/17/20	USD	300.00	USD	7,127	(5,827)
Applied Materials, Inc.	778	07/17/20	USD	60.00	USD	4,703	(187,109)
Autodesk, Inc.	239	07/17/20	USD	195.00	USD	5,717	(1,034,870)
Autodesk, Inc.	407	07/17/20	USD	210.00	USD	9,735	(1,271,875)
Home Depot, Inc. (The)	638	07/17/20	USD	260.00	USD	15,983	(123,453)
Microsoft Corp.	394	07/17/20	USD	200.00	USD	8,018	(250,190)
NVIDIA Corp.	125	07/17/20	USD	360.00	USD	4,749	(315,625)
SPDR S&P 500 ETF Trust	702	07/17/20	USD	281.00	USD	21,647	(2,012,283)
TJX Cos., Inc. (The)	687	07/17/20	USD	57.50	USD	3,473	(8,588)
Abbott Laboratories	416	08/21/20	USD	100.00	USD	3,803	(50,544)
Agilent Technologies, Inc.	432	08/21/20	USD	97.50	USD	3,818	(48,600)
Alphabet, Inc.	28	08/21/20	USD	1,580.00	USD	3,958	(35,420)
Alphabet, Inc.	53	08/21/20	USD	1,540.00	USD	7,492	(109,445)
Amazon.com, Inc.	59	08/21/20	USD	2,820.00	USD	16,277	(729,830)
Apple, Inc.	255	08/21/20	USD	355.00	USD	9,302	(584,588)
Bank of America Corp.	1,136	08/21/20	USD	29.00	USD	2,698	(24,424)
Bank of America Corp.	1,594	08/21/20	USD	28.00	USD	3,786	(51,805)
Boston Scientific Corp.	1,048	08/21/20	USD	40.00	USD	3,680	(45,588)
Citigroup, Inc.	741	08/21/20	USD	60.00	USD	3,787	(63,356)
DR Horton, Inc.	442	08/21/20	USD	47.50	USD	2,451	(418,795)
eBay, Inc.	322	08/21/20	USD	50.00	USD	1,689	(140,070)
Facebook, Inc.	407	08/21/20	USD	255.00	USD	9,242	(167,888)
FleetCor Technologies, Inc.	152	08/21/20	USD	260.00	USD	3,823	(196,840)
FleetCor Technologies, Inc.	312	08/21/20	USD	250.00	USD	7,848	(558,480)
HCA Healthcare, Inc.	355	08/21/20	USD	115.00	USD	3,446	(71,000)
Home Depot, Inc. (The)	157	08/21/20	USD	220.00	USD	3,933	(534,193)
Home Depot, Inc. (The)	325	08/21/20	USD	240.00	USD	8,142	(601,250)
Humana, Inc.	35	08/21/20	USD	465.00	USD	1,357	(4,375)
Invesco QQQ Trust, Series 1	712	08/21/20	USD	275.00	USD	17,629	(60,164)
Invesco QQQ Trust, Series 1	1,474	08/21/20	USD	270.00	USD	36,496	(219,626)
iShares Russell 2000 ETF	1,168	08/21/20	USD	155.00	USD	16,723	(255,208)
JPMorgan Chase & Co.	403	08/21/20	USD	110.00	USD	3,791	(42,315)
Lennar Corp.	368	08/21/20	USD	50.00	USD	2,268	(471,040)
Lowe’s Cos., Inc.	306	08/21/20	USD	140.00	USD	4,135	(143,055)
Lowe’s Cos., Inc.	646	08/21/20	USD	145.00	USD	8,729	(185,079)
Marvell Technology Group Ltd.	471	08/21/20	USD	35.00	USD	1,651	(105,740)
Mastercard, Inc.	269	08/21/20	USD	325.00	USD	7,954	(89,443)
McDonald’s Corp.	392	08/21/20	USD	210.00	USD	7,231	(27,636)
Morgan Stanley	787	08/21/20	USD	55.00	USD	3,801	(58,238)
Northrop Grumman Corp.	42	08/21/20	USD	370.00	USD	1,291	(4,410)
PayPal Holdings, Inc.	243	08/21/20	USD	170.00	USD	4,234	(312,863)
ServiceNow, Inc.	96	08/21/20	USD	420.00	USD	3,889	(195,840)
Starbucks Corp.	942	08/21/20	USD	85.00	USD	6,932	(45,216)
VanEck Vectors Semiconductor ETF	756	08/21/20	USD	170.00	USD	11,552	(135,702)

CONSOLIDATED SCHEDULE OF INVESTMENTS	27

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Walmart, Inc.	434	08/21/20	USD	140.00	USD	5,198	$(10,633)
Walt Disney Co. (The)	329	08/21/20	USD	135.00	USD	3,669	(17,437)
AbbVie, Inc.	416	09/18/20	USD	100.00	USD	4,084	(177,840)
Air Products and Chemicals, Inc.	154	09/18/20	USD	270.00	USD	3,718	(59,290)
Alphabet, Inc.	13	09/18/20	USD	1,425.00	USD	1,838	(100,165)
Amazon.com, Inc.	7	09/18/20	USD	2,485.00	USD	1,931	(243,775)
Anthem, Inc.	211	09/18/20	USD	310.00	USD	5,549	(67,098)
Anthem, Inc.	211	09/18/20	USD	300.00	USD	5,549	(111,830)
Apple, Inc.	59	09/18/20	USD	325.00	USD	2,152	(283,053)
Bristol-Myers Squibb Co.	629	09/18/20	USD	67.50	USD	3,699	(37,111)
Charter Communications, Inc.	139	09/18/20	USD	600.00	USD	7,090	(30,233)
Citigroup, Inc.	303	09/18/20	USD	60.00	USD	1,548	(39,996)
EURO STOXX Bank Index	4,748	09/18/20	EUR	80.00	EUR	14,913	(193,371)
Facebook, Inc.	88	09/18/20	USD	215.00	USD	1,998	(206,800)
Intel Corp.	220	09/18/20	USD	75.00	USD	1,316	(4,730)
Invesco QQQ Trust, Series 1	449	09/18/20	USD	226.00	USD	11,117	(1,245,526)
Johnson & Johnson	93	09/18/20	USD	165.00	USD	1,308	(3,906)
McDonald’s Corp.	400	09/18/20	USD	210.00	USD	7,379	(50,600)
Merck & Co., Inc.	491	09/18/20	USD	85.00	USD	3,797	(54,747)
Microsoft Corp.	101	09/18/20	USD	190.00	USD	2,055	(195,940)
Morgan Stanley	340	09/18/20	USD	50.00	USD	1,642	(101,150)
NextEra Energy, Inc.	297	09/18/20	USD	280.00	USD	7,133	(35,640)
NXP Semiconductors NV	373	09/18/20	USD	140.00	USD	4,254	(88,401)
PayPal Holdings, Inc.	92	09/18/20	USD	180.00	USD	1,603	(92,230)
Pfizer, Inc.	1,148	09/18/20	USD	37.00	USD	3,754	(44,198)
Raytheon Co.	598	09/18/20	USD	90.00	USD	3,685	(15,249)
SPDR Gold Shares(a)	3,238	09/18/20	USD	200.00	USD	54,194	(173,233)
STMicroelectronics NV	284	09/18/20	EUR	29.00	EUR	687	(14,837)
Thermo Fisher Scientific, Inc.	107	09/18/20	USD	390.00	USD	3,877	(71,690)
Uber Technologies, Inc.	399	09/18/20	USD	46.00	USD	1,240	(12,968)
UnitedHealth Group, Inc.	249	09/18/20	USD	330.00	USD	7,344	(130,103)
UnitedHealth Group, Inc.	377	09/18/20	USD	320.00	USD	11,120	(296,888)
US Bancorp	414	09/18/20	USD	42.50	USD	1,524	(42,228)
Walt Disney Co. (The)	467	09/18/20	USD	125.00	USD	5,208	(129,126)
Xilinx, Inc.	157	09/18/20	USD	110.00	USD	1,545	(42,312)
SPDR S&P 500 ETF Trust	349	09/30/20	USD	253.00	USD	10,762	(2,065,208)
SPDR S&P 500 ETF Trust	1,057	09/30/20	USD	230.00	USD	32,594	(8,490,881)
Apple, Inc.	504	10/16/20	USD	330.00	USD	18,386	(2,401,560)
Comcast Corp.	2,105	10/16/20	USD	40.00	USD	8,205	(472,573)
Costco Wholesale Corp.	137	10/16/20	USD	345.00	USD	4,154	(30,483)
Marsh & McLennan Cos., Inc.	353	10/16/20	USD	120.00	USD	3,790	(46,773)
SPDR S&P 500 ETF Trust	848	10/16/20	USD	295.00	USD	26,149	(2,203,528)
Starbucks Corp.	981	10/16/20	USD	87.50	USD	7,219	(110,853)
VMware, Inc.	655	10/16/20	USD	180.00	USD	10,143	(298,025)
Anthem, Inc.	288	12/18/20	USD	290.00	USD	7,574	(486,720)
Microsoft Corp.	438	12/18/20	USD	190.00	USD	8,914	(1,121,280)
UnitedHealth Group, Inc.	257	12/18/20	USD	320.00	USD	7,580	(425,978)
Amazon.com, Inc.	25	01/15/21	USD	2,900.00	USD	6,897	(540,563)

							(35,579,551)

Put
Adobe, Inc.	116	07/17/20	USD	335.00	USD	5,050	(8,294)
American Airlines Group, Inc.	1,691	07/17/20	USD	9.00	USD	2,210	(17,756)
Autodesk, Inc.	456	07/17/20	USD	140.00	USD	10,907	(5,244)
Comcast Corp.	1,950	07/17/20	USD	32.50	USD	7,601	(18,525)
Financial Select Sector SPDR Fund	4,826	07/17/20	USD	19.00	USD	11,167	(19,304)
Financial Select Sector SPDR Fund	9,403	07/17/20	USD	23.00	USD	21,759	(658,210)
Home Depot, Inc. (The)	638	07/17/20	USD	185.00	USD	15,983	(9,889)
JPMorgan Chase & Co.	776	07/17/20	USD	85.00	USD	7,299	(74,108)
Morgan Stanley	941	07/17/20	USD	35.00	USD	4,545	(8,469)
SPDR S&P 500 ETF Trust	702	07/17/20	USD	281.00	USD	21,647	(87,750)
SPDR S&P 500 ETF Trust	1,400	07/17/20	USD	265.00	USD	43,170	(72,100)
SPDR S&P 500 ETF Trust	1,444	07/17/20	USD	285.00	USD	44,527	(233,206)
Walt Disney Co. (The)	668	07/17/20	USD	90.00	USD	7,449	(16,366)

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Bank of America Corp.	1,136	08/21/20	USD	21.00	USD	2,698	$(73,840)
Bank of America Corp.	1,594	08/21/20	USD	19.00	USD	3,786	(49,414)
Boston Scientific Corp.	1,080	08/21/20	USD	26.00	USD	3,792	(25,920)
Citigroup, Inc.	741	08/21/20	USD	42.50	USD	3,787	(80,399)
Financial Select Sector SPDR Fund	3,037	08/21/20	USD	21.00	USD	7,028	(177,665)
Global Payments, Inc.	403	08/21/20	USD	165.00	USD	6,836	(310,310)
iShares Russell 2000 ETF	1,168	08/21/20	USD	115.00	USD	16,723	(153,592)
JPMorgan Chase & Co.	403	08/21/20	USD	75.00	USD	3,791	(42,315)
L3Harris Technologies, Inc.	190	08/21/20	USD	145.00	USD	3,224	(59,375)
Mastercard, Inc.	255	08/21/20	USD	260.00	USD	7,540	(107,100)
Morgan Stanley	787	08/21/20	USD	40.00	USD	3,801	(64,534)
PPG Industries, Inc.	394	08/21/20	USD	85.00	USD	4,179	(55,160)
SPDR S&P 500 ETF Trust	284	08/21/20	USD	265.00	USD	8,757	(77,816)
SPDR S&P 500 ETF Trust	876	08/21/20	USD	255.00	USD	27,012	(166,878)
SPDR S&P 500 ETF Trust	966	08/21/20	USD	245.00	USD	29,788	(129,444)
Stamps.com, Inc.	48	08/21/20	USD	120.00	USD	882	(19,200)
Wayfair, Inc.	60	08/21/20	USD	120.00	USD	1,186	(13,800)
Anthem, Inc.	281	09/18/20	USD	230.00	USD	7,390	(266,950)
Bank of America Corp.	1,406	09/18/20	USD	20.00	USD	3,339	(102,638)
Capital One Financial Corp.	1,003	09/18/20	USD	55.00	USD	6,278	(368,603)
Citigroup, Inc.	767	09/18/20	USD	40.00	USD	3,919	(83,220)
Etsy, Inc.	241	09/18/20	USD	60.00	USD	2,560	(23,498)
Netflix, Inc.	128	09/18/20	USD	300.00	USD	5,825	(24,576)
NXP Semiconductors NV	373	09/18/20	USD	80.00	USD	4,254	(83,925)
Raytheon Co.	299	09/18/20	USD	60.00	USD	1,842	(140,530)
SPDR S&P 500 ETF Trust	284	09/18/20	USD	265.00	USD	8,757	(137,314)
SPDR S&P 500 ETF Trust	323	09/18/20	USD	282.00	USD	9,960	(250,971)
SPDR S&P 500 ETF Trust	354	09/18/20	USD	285.00	USD	10,916	(297,891)
SPDR S&P 500 ETF Trust	828	09/18/20	USD	275.00	USD	25,532	(531,576)
SPDR S&P Retail ETF	604	09/18/20	USD	37.00	USD	2,590	(72,782)
UnitedHealth Group, Inc.	252	09/18/20	USD	230.00	USD	7,433	(100,800)
SPDR S&P 500 ETF Trust	349	09/30/20	USD	253.00	USD	10,762	(139,426)
SPDR S&P 500 ETF Trust	1,057	09/30/20	USD	230.00	USD	32,594	(215,628)
Chewy, Inc.	241	10/16/20	USD	35.00	USD	1,077	(51,815)
Costco Wholesale Corp.	137	10/16/20	USD	280.00	USD	4,154	(94,188)
SPDR S&P 500 ETF Trust	848	10/16/20	USD	295.00	USD	26,149	(1,133,352)
VMware, Inc.	655	10/16/20	USD	130.00	USD	10,143	(265,275)
BJ’s Wholesale Club Holdings, Inc.	602	11/20/20	USD	25.00	USD	2,244	(45,150)
SPDR S&P 500 ETF Trust	1,241	11/20/20	USD	220.00	USD	38,267	(400,843)
Anthem, Inc.	288	12/18/20	USD	210.00	USD	7,574	(360,000)
UnitedHealth Group, Inc.	257	12/18/20	USD	240.00	USD	7,580	(306,473)
SPDR S&P 500 ETF Trust	602	12/31/20	USD	250.00	USD	18,563	(507,787)
Amazon.com, Inc.	13	01/15/21	USD	1,850.00	USD	3,586	(43,648)
Alibaba Group Holding Ltd.	678	02/19/21	USD	190.00	USD	14,624	(818,685)

							(9,703,527)

							$(45,283,078)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
EUR Currency	BNP Paribas SA	—	07/16/20	USD	1.16	EUR	53,207	$(23,697)
ASML Holding NV	UBS AG	12,153	07/17/20	EUR	290.00	EUR	3,973	(534,920)
Western Digital Corp.	Bank of America NA	49,147	07/17/20	USD	47.50	USD	2,170	(38,580)
EUR Currency	Bank of America NA	—	07/23/20	USD	1.12	EUR	68,497	(698,519)
AUD Currency	JPMorgan Chase Bank NA	—	07/24/20	USD	0.67	AUD	45,655	(1,009,926)
SPDR Gold Shares(a)	JPMorgan Chase Bank NA	227,066	07/31/20	USD	177.50	USD	38,004	(168,937)

CONSOLIDATED SCHEDULE OF INVESTMENTS	29

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International plc	745,804	08/19/20	USD	321.88	USD	233,437	$(111,662)
Agilent Technologies, Inc.	Citibank NA	112,555	08/21/20	USD	97.50	USD	9,946	(126,624)
Sanofi	Barclays Bank plc	37,172	08/21/20	EUR	98.00	EUR	3,370	(40,845)
SPDR Gold Shares(a)	Societe Generale SA	340,599	08/21/20	USD	180.00	USD	57,006	(420,946)
SPDR Gold Shares(a)	Societe Generale SA	454,971	08/31/20	USD	175.00	USD	76,148	(1,191,565)
EUR Currency	JPMorgan Chase Bank NA	—	09/17/20	USD	1.16	EUR	35,471	(183,330)
Apple, Inc.	Morgan Stanley & Co. International plc	59,100	09/18/20	USD	370.00	USD	21,560	(1,115,058)
ASML Holding NV	Credit Suisse International	7,821	09/18/20	EUR	305.00	EUR	2,557	(309,658)
Roche Holding AG	Barclays Bank plc	9,732	09/18/20	CHF	365.00	CHF	3,196	(18,358)
Sanofi	Barclays Bank plc	37,182	09/18/20	EUR	102.00	EUR	3,371	(24,152)
SPDR Gold Shares(a)	Goldman Sachs International	60,832	09/18/20	USD	195.00	USD	10,181	(45,624)
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	170,252	09/18/20	USD	190.00	USD	28,495	(183,021)
Union Pacific Corp.	Goldman Sachs International	55,821	09/18/20	USD	200.00	USD	9,438	(35,463)
EUR Currency	Bank of America NA	—	09/25/20	USD	1.16	EUR	40,955	(237,618)
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	378,263	09/30/20	USD	187.50	USD	63,310	(593,181)
Roche Holding AG	Barclays Bank plc	13,376	10/16/20	CHF	370.00	CHF	4,392	(32,647)
Capital One Financial Corp.	Nomura International plc	54,814	11/20/20	USD	70.00	USD	3,431	(303,913)
SPDR Gold Shares(a)	BNP Paribas SA	410,040	12/18/20	USD	225.00	USD	68,628	(383,387)
Tencent Holdings Ltd.	JPMorgan Chase Bank NA	73,036	29/09/2020	HKD	454.15	HKD	36,416	(474,196)

								(8,305,827)

Put
USD Currency	Morgan Stanley & Co. International plc	—	07/09/20	JPY	97.00	USD	61,834	(108)
ASML Holding NV	UBS AG	12,153	07/17/20	EUR	220.00	EUR	3,973	(919)
SPDR Gold Shares(a)	Societe Generale SA	189,169	07/17/20	USD	158.00	USD	31,661	(48,236)
USD Currency	JPMorgan Chase Bank NA	—	07/21/20	JPY	103.00	USD	68,455	(13,301)
EUR Currency	Bank of America NA	—	07/23/20	USD	1.03	EUR	68,497	(226)
AUD Currency	JPMorgan Chase Bank NA	—	07/24/20	USD	0.58	AUD	45,655	(877)
EUR Currency	Deutsche Bank AG	—	08/19/20	JPY	110.00	EUR	21,748	(7,644)
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International plc	745,804	08/19/20	USD	250.02	USD	233,437	(1,350)
Agilent Technologies, Inc.	Citibank NA	75,019	08/21/20	USD	75.00	USD	6,629	(68,245)
Capital One Financial Corp.	Nomura International plc	54,814	08/21/20	USD	44.00	USD	3,431	(37,991)
Sanofi	Barclays Bank plc	37,172	08/21/20	EUR	80.00	EUR	3,370	(33,508)
SPDR Gold Shares(a)	Societe Generale SA	303,314	08/31/20	USD	155.00	USD	50,766	(296,444)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	175,329	09/11/20	JPY	3,820.96	JPY	531,598	(1,292,495)
ASML Holding NV	Credit Suisse International	7,821	09/18/20	EUR	235.00	EUR	2,557	(22,064)
LVMH Moet Hennessy Louis Vuitton SE	Barclays Bank plc	10,494	09/18/20	EUR	355.00	EUR	4,098	(123,080)
Roche Holding AG	Barclays Bank plc	9,732	09/18/20	CHF	305.00	CHF	3,196	(63,171)
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	190,209	09/18/20	USD	145.00	USD	31,835	(92,202)
Union Pacific Corp.	Goldman Sachs International	40,949	09/18/20	USD	155.00	USD	6,923	(241,500)
SPDR Gold Shares(a)	Goldman Sachs International	112,898	09/30/20	USD	153.00	USD	18,896	(150,868)
SPDR Gold Shares(a)	Morgan Stanley & Co. International plc	226,917	09/30/20	USD	155.00	USD	37,979	(376,483)
Roche Holding AG	Barclays Bank plc	6,688	10/16/20	CHF	300.00	CHF	2,196	(46,828)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	175,325	12/11/20	JPY	3,786.60	JPY	531,585	(1,400,492)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International plc	186,216	03/12/21	JPY	3,400.00	JPY	564,607	(1,232,415)
TOPIX Bank Index	BNP Paribas SA	4,800,556	03/12/21	JPY	131.00	JPY	557,201	(948,554)
Tencent Holdings Ltd.	JPMorgan Chase Bank NA	73,036	29/09/2020	HKD	350.94	HKD	36,416	(4,741)

								(6,503,742)

								$(14,809,569)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund

OTC Credit Default Swaptions Written

	Paid by the Fund		Received by the Fund
Description	Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty	Expiration Date	Credit Rating (a)	Exercise Price		Notional Amount (000) (b)		Value
Call
Sold Protection on 5-Year Credit Default Swap	CDX.NA.IG.34.V1	Quarterly	1.00%	Quarterly	Morgan Stanley & Co. International plc	08/19/20	NR	USD	70.00	USD	43,636	$(82,812)

Put
Sold Protection on 5-Year Credit Default Swap	CDX.NA.IG.34.V1	Quarterly	1.00%	Quarterly	Morgan Stanley & Co. International plc	08/19/20	NR	USD	95.00	USD	21,818	(45,749)

												$(128,561)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Call
2-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.88%	Semi-Annual	Bank of America NA	08/13/20	0.88%	USD	214,810	$(2,875,252)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.68%	Semi-Annual	Morgan Stanley & Co. International plc	09/10/20	0.68	USD	6,952	(87,357)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.66%	Semi-Annual	JPMorgan Chase Bank NA	09/23/20	0.66	USD	10,581	(135,129)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.76%	Semi-Annual	Deutsche Bank AG	09/25/20	0.76	USD	8,465	(158,979)
30-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.69%	Semi-Annual	Morgan Stanley & Co. International plc	10/21/20	0.69	USD	30,884	(761,623)
30-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.60%	Semi-Annual	Goldman Sachs International	12/18/20	0.60	USD	41,893	(1,256,741)
30-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.50%	Semi-Annual	JPMorgan Chase Bank NA	06/04/21	0.50	USD	35,591	(1,254,579)
30-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.50%	Semi-Annual	BNP Paribas SA	06/11/21	0.50	USD	11,606	(414,358)
5-Year Interest Rate Swap(a)	6 month EURIBOR	Semi-Annual	(0.02)%	Annual	Barclays Bank plc	04/08/22	(0.02)	EUR	59,930	(1,259,089)
5-Year Interest Rate Swap(a)	6 month EURIBOR	Semi-Annual	(0.13)%	Annual	Barclays Bank plc	04/19/22	(0.13)	EUR	39,510	(665,290)
5-Year Interest Rate Swap(a)	6 month EURIBOR	Semi-Annual	(0.15)%	Annual	Barclays Bank plc	04/19/22	(0.15)	EUR	15,814	(254,187)

										(9,122,584)

Put
2-Year Interest Rate Swap(a)	1.88%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	08/13/20	1.88	USD	231,315	—
10-Year Interest Rate Swap(a)	0.88%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	08/19/20	0.88	USD	106,412	(249,336)
10-Year Interest Rate Swap(a)	0.68%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	09/10/20	0.68	USD	6,952	(72,930)
10-Year Interest Rate Swap(a)	0.66%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	09/23/20	0.66	USD	10,581	(131,156)
10-Year Interest Rate Swap(a)	0.76%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	09/25/20	0.76	USD	8,465	(69,758)
30-Year Interest Rate Swap(a)	1.19%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	10/21/20	1.19	USD	30,884	(679,143)
30-Year Interest Rate Swap(a)	1.20%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	12/18/20	1.20	USD	41,893	(1,165,869)
10-Year Interest Rate Swap(a)	2.00%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	02/11/22	2.00	USD	85,363	(418,641)
5-Year Interest Rate Swap(a)	(0.02)%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	04/08/22	(0.02)	EUR	59,930	(417,803)

CONSOLIDATED SCHEDULE OF INVESTMENTS	31

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value

5-Year Interest Rate Swap(a)	(0.13)%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	04/19/22	(0.13%	EUR	39,510	$(360,188)
5-Year Interest Rate Swap(a)	(0.15)%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	04/19/22	(0.15)	EUR	15,814	(151,175)

										(3,715,999)

										$(12,838,583)

(a)	Forward settling swaption.

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.IG.33.V1	1.00%	Quarterly	12/20/24	USD	302,896	$(3,680,184)	$(5,947,690)	$2,267,506
CDX.NA.HY.34.V6	5.00	Quarterly	06/20/25	USD	16,829	95,048	765,159	(670,111)

						$(3,585,136)	$(5,182,531)	$1,597,395

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating	(a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

ITRAXX.EUR. CROSSOVER.32.V1	5.00%	Quarterly	12/20/24	CCC+		EUR	7,444		$473,472	$1,001,963	$(528,491)
ITRAXX.EUR. CROSSOVER.33.V1	5.00	Quarterly	06/20/25	B		EUR	16,752		1,007,321	234,614	772,707

									$1,480,793	$1,236,577	$244,216

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

3 month BA	Semi-Annual	1.91%	Semi-Annual	N/A		07/09/21	CAD	244,344	$2,921,785	$—	$2,921,785
1.06%	Semi-Annual	3 month LIBOR	Quarterly	N/A		03/27/22	USD	381,471	(6,586,320)	—	(6,586,320)
0.53%	Semi-Annual	3 month LIBOR	Quarterly	06/06/22	(a)	06/06/24	USD	71,709	(316,625)	—	(316,625)
1.60%	Semi-Annual	3 month LIBOR	Quarterly	N/A		01/24/25	USD	152,075	(9,739,081)	1,905	(9,740,986)
0.69%	Semi-Annual	3 month LIBOR	Quarterly	N/A		06/23/30	USD	17,492	(91,654)	—	(91,654)
0.89%	Semi-Annual	3 month LIBOR	Quarterly	07/02/20	(a)	07/02/50	USD	12,949	—	—	—

									$(13,811,895)	$1,905	$(13,813,800)

(a)	Forward swap.

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund

OTC Total Return Swaps

Reference Entity		Fixed Amount Paid / (Received) by the Fund	(a)	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
S&P 500 Index Annual Dividend Future December 2020	USD	1,895,013		Goldman Sachs International	12/18/20	USD	1,895	$301,188	$—	$301,188
GSCBBL8X	USD	7,410,998		Goldman Sachs International	01/22/21	USD	7,411	3,406,770	—	3,406,770
GSCBBL8X	USD	9,953,377		Goldman Sachs International	01/25/21	USD	9,953	4,509,071	—	4,509,071
S&P 500 Index Annual Dividend Future December 2021	USD	2,403,225		BNP Paribas SA	12/17/21	USD	2,403	96,525	—	96,525

								$8,313,554	$—	$8,313,554

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Termination Date	Net Notional	Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Citibank NA	01/25/21 - 05/31/23	$8,918,704	$(391,579)	(b)	$8,302,496	0.3%
	JPMorgan Chase Bank NA	02/08/23	(5,813,812)	277,373	(c)	(5,512,551)	0.1

				$(114,206)		$2,789,945

(a)

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 1-800 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Intercontinental Exchange LIBOR:

USD 1 Week

USD 1 Month

USD Overnight bank Funding Rate

(b)	Amount includes $224,629 of net dividends and financing fees.
(c)	Amount includes $(23,888) of net dividends and financing fees.

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Citibank NA, as of June 30, 2020, expiration dates 01/25/21-05/31/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Italy
Leonardo SpA	1,999,209	$13,327,421	160.5%

Total Reference Entity — Long		13,327,421

Reference Entity — Short

China
China Communications Services Corp. Ltd., Class H	(100,000)	(62,669)	(0.7)
China Conch Venture Holdings Ltd.	(2,000)	(8,489)	(0.1)
China Eastern Airlines Corp. Ltd., Class H	(316,000)	(113,774)	(1.4)
China Everbright International Ltd.	(131,000)	(69,505)	(0.8)
China Evergrande Group	(15,000)	(39,032)	(0.5)

	Shares	Value	% of Basket Value

China (continued)
China Literature Ltd.	(34,200)	$(231,904)	(2.8)%
China Molybdenum Co. Ltd., Class H	(285,000)	(94,096)	(1.1)
China Resources Gas Group Ltd.	(12,000)	(58,714)	(0.7)
China Resources Land Ltd.	(8,000)	(30,578)	(0.4)
Longfor Group Holdings Ltd.	(47,000)	(224,981)	(2.7)
Ping An Healthcare and Technology Co. Ltd.	(10,100)	(154,849)	(1.9)
Prosus NV	(283)	(26,307)	(0.3)
Semiconductor Manufacturing International Corp.	(76,000)	(266,604)	(3.2)
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	(39,000)	(130,750)	(1.6)
Shimao Group Holdings Ltd.	(9,000)	(38,477)	(0.5)
Sunac China Holdings Ltd.	(5,000)	(21,160)	(0.3)
Xiaomi Corp., Class B	(161,800)	(268,872)	(3.2)

CONSOLIDATED SCHEDULE OF INVESTMENTS	33

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund

	Shares	Value	% of Basket Value

China (continued)
ZTO Express Cayman, Inc., ADR	(1,426)	$(52,348)	(0.6)%

		(1,893,109)

Denmark
Orsted A/S	(1,055)	(121,749)	(1.5)

France
Hermes International	(142)	(119,224)	(1.4)

Germany
Deutsche Bank AG (Registered)	(10,365)	(98,883)	(1.2)
Sartorius AG (Preference)	(161)	(53,138)	(0.6)

		(152,021)

Hong Kong
Sino Biopharmaceutical Ltd.	(98,000)	(184,710)	(2.2)
Wharf Real Estate Investment Co. Ltd.	(32,000)	(153,619)	(1.9)

		(338,329)

Japan
ANA Holdings, Inc.	(6,100)	(139,403)	(1.7)
LINE Corp.	(400)	(20,132)	(0.2)
Oriental Land Co. Ltd.	(700)	(92,502)	(1.1)

		(252,037)

Macau
Galaxy Entertainment Group Ltd.	(7,000)	(48,018)	(0.6)

Norway
Equinor ASA	(6,196)	(89,258)	(1.1)

Peru
Southern Copper Corp.	(989)	(39,333)	(0.5)

Poland
Polskie Gornictwo Naftowe i Gazownictwo SA	(40,129)	(46,270)	(0.5)

South Korea
Celltrion Healthcare Co. Ltd.	(3,181)	(288,389)	(3.5)
Korea Shipbuilding & Offshore Engineering Co. Ltd.	(2,202)	(162,095)	(1.9)

		(450,484)

Spain
CaixaBank SA	(59,546)	(127,386)	(1.5)

Sweden
Svenska Handelsbanken AB, Class A	(11,420)	(108,436)	(1.3)
Swedbank AB, Class A	(4,351)	(55,871)	(0.7)

		(164,307)

Switzerland
Schindler Holding AG	(143)	(33,842)	(0.4)

Taiwan
China Steel Corp.	(22,000)	(15,493)	(0.2)
Hotai Motor Co. Ltd.	(6,000)	(143,861)	(1.7)
Shanghai Commercial & Savings Bank Ltd. (The)	(11,000)	(17,060)	(0.2)

		(176,414)

United Kingdom
National Grid plc	(12,676)	(154,652)	(1.9)

	Shares	Value	% of Basket Value

United States
Archer-Daniels-Midland Co.	(2,432)	$(97,037)	(1.2)%
Boeing Co. (The)	(666)	(122,078)	(1.5)
Fidelity National Information Services, Inc.	(344)	(46,127)	(0.5)
General Dynamics Corp.	(1,484)	(221,799)	(2.7)
Keurig Dr Pepper, Inc.	(5,319)	(151,059)	(1.8)
Kraft Heinz Co. (The)	(434)	(13,840)	(0.2)
Lululemon Athletica, Inc.	(303)	(94,539)	(1.1)
Marriott International, Inc., Class A	(840)	(72,013)	(0.9)

		(818,492)

Total Reference Entity — Short		(5,024,925)

Net Value of Reference Entity — Citibank NA		$8,302,496

The following table represents the individual short positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank NA, as of June 30, 2020, expiration date 02/08/23:

Reference Entity — Short

Australia
Ramsay Health Care Ltd.	(6,701)	(309,468)	5.6
Scentre Group	(48,019)	(72,900)	1.3
Sydney Airport	(8,032)	(31,699)	0.6
Transurban Group	(3,085)	(30,254)	0.5

		(444,321)

Brazil
Atacadao SA	(6,245)	(22,979)	0.4
Hapvida Participacoes e Investimentos SA	(9,628)	(111,363)	2.0
Lojas Americanas SA (Preference)	(10,569)	(62,775)	1.1
Magazine Luiza SA	(20,850)	(275,286)	5.0
Suzano SA	(25,049)	(170,337)	3.1
WEG SA	(7,509)	(70,905)	1.3

		(713,645)

China
Aluminum Corp. of China Ltd., Class H	(304,000)	(57,338)	1.0
Autohome, Inc., ADR	(1,352)	(102,076)	1.9
China Everbright International Ltd.	(157,000)	(83,300)	1.5
China Gas Holdings Ltd.	(18,400)	(57,001)	1.0
China Jinmao Holdings Group Ltd.	(246,000)	(175,069)	3.2
China Southern Airlines Co. Ltd., Class H	(546,000)	(244,161)	4.4
China State Construction International Holdings Ltd.	(282,000)	(165,675)	3.0
Dongfeng Motor Group Co. Ltd., Class H	(14,000)	(8,443)	0.2
Geely Automobile Holdings Ltd.	(112,000)	(177,940)	3.2
iQIYI, Inc., ADR	(12,089)	(280,344)	5.1
Shenzhou International Group Holdings Ltd.	(3,900)	(47,413)	0.9
Sun Art Retail Group Ltd.	(10,500)	(18,014)	0.3

		(1,416,774)

Germany
Knorr-Bremse AG	(1,675)	(169,989)	3.1

Hong Kong
Link REIT	(5,200)	(42,693)	0.8

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund

	Shares	Value	% of Basket Value

Japan
Dai-ichi Life Holdings, Inc.	(1,600)	$ (19,152)	0.3%
Fast Retailing Co. Ltd.	(200)	(114,954)	2.1
Kintetsu Group Holdings Co. Ltd.	(1,300)	(58,330)	1.1
Nippon Paint Holdings Co. Ltd.	(2,400)	(175,048)	3.2
Obic Co. Ltd.	(100)	(17,624)	0.3
SoftBank Group Corp.	(600)	(30,257)	0.5
Sony Financial Holdings, Inc.	(4,000)	(96,580)	1.8
Toyota Industries Corp.	(600)	(31,892)	0.6

		(543,837)

Poland
CD Projekt SA	(598)	(60,263)	1.1

Singapore
Oversea-Chinese Banking Corp. Ltd.	(2,600)	(16,946)	0.3

South Africa
Capitec Bank Holdings Ltd.	(1,748)	(86,876)	1.6
Shoprite Holdings Ltd.	(11,199)	(68,830)	1.2
Vodacom Group Ltd.	(19,923)	(141,365)	2.6

		(297,071)

South Korea
AMOREPACIFIC Group (Preference)	(353)	(10,060)	0.2
Samsung C&T Corp.	(1,291)	(125,584)	2.3

		(135,644)

	Shares	Value	% of Basket Value

Spain
Aena SME SA	(335)	$ (44,804)	0.8%
Industria de Diseno Textil SA	(2,190)	(58,108)	1.1

		(102,912)

Switzerland
Swisscom AG (Registered)	(161)	(84,429)	1.5

United Kingdom
Tesco plc	(34,961)	(98,333)	1.8

United States
Conagra Brands, Inc.	(4,310)	(151,582)	2.8
Dominion Energy, Inc.	(515)	(41,808)	0.8
EOG Resources, Inc.	(923)	(46,759)	0.8
Fox Corp., Class A	(18,496)	(496,228)	9.0
General Mills, Inc.	(1,012)	(62,390)	1.1
Hilton Worldwide Holdings, Inc.	(1,966)	(144,403)	2.6
Hormel Foods Corp.	(1,095)	(52,855)	1.0
Roper Technologies, Inc.	(700)	(271,782)	4.9
Ross Stores, Inc.	(1,383)	(117,887)	2.1

		(1,385,694)

Total Reference Entity — Short		(5,512,551)

Net Value of Reference Entity — JPMorgan Chase Bank NA		$ (5,512,551)

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
3 month BA	Canadian Bankers Acceptances	0.56%
3 month LIBOR	London Interbank Offered Rate	0.30
6 month EURIBOR	Euro Interbank Offered Rate	(0.31)

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps (a)	$2,003,641	$(5,947,690)	$5,961,998	$(17,934,187)	$—
OTC Swaps	—	—	8,590,927	(391,579)	—
Options Written	N/A	N/A	23,092,777	(28,667,507)	(74,077,192)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

CONSOLIDATED SCHEDULE OF INVESTMENTS	35

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$1,190,952	$—	$6,144,987	$—	$7,335,939
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	9,400,910	—	—	9,400,910
Options purchased (b)
Investments at value — unaffiliated (c)	—	—	73,921,962	2,126,605	11,208,793	—	87,257,360
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (a)	—	3,040,213	—	—	2,921,785	—	5,961,998
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid		—	—	8,590,927	—	—	—
							8,590,927

	$—	$3,040,213	$83,703,841	$11,527,515	$20,275,565	$—	$118,547,134

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	—	—	4,387,766	—	1,753,095	—	6,140,861
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	10,962,753	—	—	10,962,753
Options written
Options written at value	—	128,561	58,817,544	2,292,504	12,838,583	—	74,077,192
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	1,198,602	—	—	16,735,585	—	17,934,187
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	391,579	—	—	—	391,579

	$—	$1,327,163	$63,596,889	$13,255,257	$31,327,263	$—	$109,506,572

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes forward settling swaptions.
(c)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$49,969,140	$—	$56,588,562	$—	$106,557,702
Forward foreign currency exchange contracts	—	—	—	(35,165,343)	—	—	(35,165,343)
Options purchased (a)	—	—	(3,697,681)	(4,147,943)	(6,397,133)	—	(14,242,757)
Options written	—	—	14,095,859	7,205,576	4,507,345	—	25,808,780
Swaps	—	3,021,436	(340,013)	—	(5,022,861)	—	(2,341,438)

	$—	$3,021,436	$60,027,305	$(32,107,710)	$49,675,913	$—	$80,616,944

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	(3,883,308)	—	4,591,218	—	707,910
Forward foreign currency exchange contracts	—	—	—	(14,205,870)	—	—	(14,205,870)
Options purchased (b)	—	—	15,617,208	(1,076,829)	5,833,478	—	20,373,857
Options written	—	43,256	(9,599,087)	464,643	(2,764,539)	—	(11,855,727)
Swaps	—	3,482,791	11,782,031	—	(14,327,653)	—	937,169

	$—	$3,526,047	$13,916,844	$(14,818,056)	$(6,667,496)	$—	$(4,042,661)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$853,553,267
Average notional value of contracts — short	1,227,178,650
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	663,519,401
Average amounts sold — in USD	799,393,302
Options:
Average value of option contracts purchased	54,498,627
Average value of option contracts written	68,102,495
Average notional value of swaption contracts purchased	291,588,507
Average notional value of swaption contracts written	1,132,575,770
Credit default swaps:
Average notional value — buy protection	322,837,739
Average notional value — sell protection	17,697,720
Interest rate swaps:
Average notional value — pays fixed rate	749,949,001
Average notional value — receives fixed rate	286,530,176
Total return swaps:
Average notional value	22,127,475

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$1,732,381	$5,597,977
Forward foreign currency exchange contracts	9,400,910	10,962,753
Options (a)(b)	87,257,360	74,077,192
Swaps — Centrally cleared	—	179,630
Swaps — OTC (c)	8,590,927	391,579

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$106,981,578	$91,209,131
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(57,661,313)	(51,060,685)

Total derivative assets and liabilities subject to an MNA	$49,320,265	$40,148,446

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes forward settling swaptions.
(c)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

CONSOLIDATED SCHEDULE OF INVESTMENTS	37

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Bank of America NA	$4,521,177	$(3,964,445)	$—	$—	$556,732
Barclays Bank plc	689,317	(689,317)	—	—	—
BNP Paribas SA	1,361,681	(1,361,681)	—	—	—
BNP Paribas SA (e)	1,670,913	(383,387)	—	(1,287,526)	—
Citibank NA	4,375,507	(769,166)	—	(1,050,000)	2,556,341
Credit Suisse International	1,106,589	(1,106,589)	—	—	—
Deutsche Bank AG	806,292	(562,867)	—	—	243,425
Goldman Sachs International	11,735,604	(4,800,837)	—	(6,934,765)	2
Goldman Sachs International (e)	368,034	(196,492)	—	—	171,542
HSBC Bank plc	64,244	(64,244)	—	—	—
JPMorgan Chase Bank NA	6,127,661	(6,127,661)	—	—	—
JPMorgan Chase Bank NA (e)	594,940	(168,937)	—	(360,000)	66,003
Morgan Stanley & Co. International plc	6,645,484	(6,645,484)	—	—	—
Morgan Stanley & Co. International plc (e)	3,255,696	(1,244,887)	—	(1,913,000)	97,809
Nomura International plc	694,627	(341,904)	—	(352,723)	—
Societe Generale SA (e)	5,141,043	(1,957,191)	—	(2,730,000)	453,852
UBS AG	161,456	(161,456)	—	—	—

	$49,320,265	$(30,546,545)	$—	$(14,628,014)	$4,145,706

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)(f)
Bank of America NA	$3,964,445	$(3,964,445)	$—	$—	$—
Barclays Bank plc	4,481,791	(689,317)	(2,896,319)	—	896,155
BNP Paribas SA	1,906,342	(1,361,681)	—	—	544,661
BNP Paribas SA (e)	383,387	(383,387)	—	—	—
Citibank NA	769,166	(769,166)	—	—	—
Credit Suisse International	1,231,865	(1,106,589)	—	—	125,276
Deutsche Bank AG	562,867	(562,867)	—	—	—
Goldman Sachs International	4,800,837	(4,800,837)	—	—	—
Goldman Sachs International (e)	196,492	(196,492)	—	—	—
HSBC Bank plc	436,578	(64,244)	—	—	372,334
JPMorgan Chase Bank NA	7,387,908	(6,127,661)	—	—	1,260,247
JPMorgan Chase Bank NA (e)	168,937	(168,937)	—	—	—
Morgan Stanley & Co. International plc	8,770,318	(6,645,484)	(624,363)	—	1,500,471
Morgan Stanley & Co. International plc (e)	1,244,887	(1,244,887)	—	—	—
Nomura International plc	341,904	(341,904)	—	—	—
Societe Generale SA (e)	1,957,191	(1,957,191)	—	—	—
UBS AG	1,543,531	(161,456)	(491,584)	—	890,491

	$40,148,446	$(30,546,545)	$(4,012,266)	$—	$5,589,635

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Represents derivatives owned by the BlackRock Cayman Global Allocation V.I. Fund I, Ltd., a wholly-owned subsidiary of the Fund. See Note 1 of the Notes to Consolidated Financial Statements.
(f)	Net amount represents the net amount payable due to the counterparty in the event of default.

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities:
Cayman Islands	$—	$28,359,849	$—	$28,359,849
Ireland	—	1,335,647	—	1,335,647
United States	—	29,251,265	1,404,997	30,656,262
Common Stocks:
Australia	—	4,623,220	5,221,961	9,845,181
Belgium	—	9,775,394	—	9,775,394
Brazil	859,066	—	—	859,066
Canada	47,003,513	—	—	47,003,513
Chile	248,309	—	—	248,309
China	34,235,757	129,387,802	—	163,623,559
Denmark	—	4,725,795	—	4,725,795
Finland	—	17,471,929	—	17,471,929
France	—	164,239,788	—	164,239,788
Germany	—	119,457,951	—	119,457,951
Hong Kong	—	64,123,877	—	64,123,877
India	1,165,357	40,326,908	—	41,492,265
Indonesia	—	2,396,560	—	2,396,560
Italy	—	126,282,539	—	126,282,539
Japan	—	179,433,303	—	179,433,303
Mexico	208,208	—	—	208,208
Netherlands	83,513,522	98,643,992	—	182,157,514
Poland	—	59,768	—	59,768
Portugal	—	1,709,676	—	1,709,676
Saudi Arabia	—	33,560	—	33,560
Singapore	—	22,454,787	—	22,454,787
South Africa	—	563,940	—	563,940
South Korea	—	13,455,833	—	13,455,833
Spain	—	22,262,148	—	22,262,148
Sweden	—	300,925	—	300,925
Switzerland	3,199,488	87,608,608	—	90,808,096
Taiwan	—	69,477,802	—	69,477,802
Thailand	—	4,173,675	—	4,173,675
Turkey	—	368,128	—	368,128
United Arab Emirates	—	—	5	5
United Kingdom	114,866	97,728,871	11,186,114	109,029,851
United States	3,045,219,139	28,011,189	360,105	3,073,590,433
Zambia	3,553,082	—	—	3,553,082
Corporate Bonds
Australia	—	388,630	35,988,911	36,377,541
Brazil	—	4,193,979	—	4,193,979
Canada	—	2,571,206	—	2,571,206
Chile	—	971,615	—	971,615
China	—	986,839	—	986,839
France	—	2,452,424	—	2,452,424
Germany	—	4,061,453	—	4,061,453
Greece	—	5,224,435	—	5,224,435
India	—	56	—	56
Italy	—	2,088,846	—	2,088,846
Japan	—	7,860,767	—	7,860,767
Luxembourg	—	7,922,774	—	7,922,774
Macau	—	605,110	—	605,110
Malaysia	—	997,649	—	997,649
Netherlands	—	8,111,929	—	8,111,929
Saudi Arabia	—	973,516	—	973,516
Singapore	—	3,603,347	—	3,603,347

CONSOLIDATED SCHEDULE OF INVESTMENTS	39

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund

	Level 1	Level 2	Level 3	Total
South Korea	$—	$372,190	$—	$372,190
Spain	—	1,465,837	—	1,465,837
Switzerland	—	3,727,932	—	3,727,932
Turkey	—	—	2,702,820	2,702,820
United Arab Emirates	—	1,938,261	—	1,938,261
United Kingdom	—	2,337,276	—	2,337,276
United States	—	433,254,265	—	433,254,265
Floating Rate Loan Interests:
France	—	8,903,604	—	8,903,604
Netherlands	—	26,633,719	—	26,633,719
United States	—	12,866,726	13,910,931	26,777,657
Foreign Agency Obligations	—	12,541,367	—	12,541,367
Foreign Government Obligations	—	417,969,730	—	417,969,730
Investment Companies	345,083,420	—	—	345,083,420
Non-Agency Mortgage-Backed Securities	—	31,908,755	—	31,908,755
Preferred Securities:
Brazil	1,801,710	—	—	1,801,710
United Kingdom	—	20,763,448	—	20,763,448
United States	28,833,479	25,395,130	69,020,295	123,248,904
Rights	12,590	—	—	12,590
U.S. Government Sponsored Agency Securities	—	155,094,013	—	155,094,013
U.S. Treasury Obligations	—	594,565,435	—	594,565,435
Warrants	—	—	205,357	205,357
Short-Term Securities:
Foreign Government Obligations	—	358,761,499	—	358,761,499
Money Market Funds	17,631,429	—	—	17,631,429
Time Deposits	—	6,210,286	—	6,210,286
U.S. Treasury Obligations	—	403,513,638	—	403,513,638
Options Purchased:
Equity contracts	55,928,932	17,993,030	—	73,921,962
Foreign currency exchange contracts	—	2,126,605	—	2,126,605
Interest rate contracts	2,287,290	8,921,503	—	11,208,793
Liabilities:
Investments Sold Short	(5,853,180)	—	—	(5,853,180)

Subtotal	$3,665,045,977	$3,968,323,553	$140,001,496	$7,773,371,026

Investments valued at NAV (a)				146,856,049

Total Investments				$7,920,227,075

Derivative Financial Instruments (b)
Assets:
Credit contracts	$—	$3,040,213	$—	$3,040,213
Equity contracts	1,190,952	8,590,927	—	9,781,879
Foreign currency exchange contracts	—	9,400,910	—	9,400,910
Interest rate contracts	6,144,987	2,921,785	—	9,066,772
Liabilities:
Credit contracts	—	(1,327,163)	—	(1,327,163)
Equity contracts	(49,670,844)	(13,926,045)	—	(63,596,889)
Foreign currency exchange contracts	—	(13,255,257)	—	(13,255,257)
Interest rate contracts	(1,753,095)	(29,574,168)	—	(31,327,263)

	$(44,088,000)	$(34,128,798)	$—	$(78,216,798)

The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Global Allocation V.I. Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Preferred Securities	Warrants	Total
Investments:
Assets:
Opening balance, as of December 31, 2019	$—	$15,053,541	$38,151,469	$—	$38,429,122	$—	$91,634,132
Transfers into level 3	—	8,713,622	—	—	—	—	8,713,622
Transfers out of level 3	—	—	—	—	—	—	—
Accrued discounts/premiums	(99)	—	(18,209)	8,683	—	—	(9,625)
Net realized gain	—	3,221	—	—	107	—	3,328
Net change in unrealized appreciation (depreciation) (a)(b)	49,810	(6,894,685)	(124,488)	343,634	11,471,605	205,357	5,051,233
Purchases	1,355,286	—	682,959	13,558,614	19,123,871	—	34,720,730
Sales	—	(107,514)	—	—	(4,410)	—	(111,924)

Closing balance, as of June 30, 2020	$1,404,997	$16,768,185	$38,691,731	$13,910,931	$69,020,295	$205,357	$140,001,496

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020 (b)	$49,810	$(6,894,685)	$(124,488)	$343,634	$11,471,739	$205,357	$5,051,367

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $25,078,572. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized (a)	Weighted Average of Unobservable Inputs Based on Fair Value
Common Stocks(b)	$16,768,177	Income	Discount Rate	16%	—
		Market	Revenue Multiple	3.13x - 14.75x	3.49x
			EBITDA	32.00x	—
			Volatility	52%	—
			Time to Exit	1.9	—
Corporate Bonds	38,691,731	Income	Discount Rate	16% - 29%	17%
Floating Rate Loan Interests	2,651,200	Income	Discount Rate	11%	—
Preferred Stocks(c)(d)	56,606,459	Market	Revenue Multiple	6.93x - 16.00x	11.93x
			Time to Exit	1.9 - 3.0	2.4
			Volatility	40% - 61%	52%
Warrants	205,357	Market	Revenue Multiple	6.93x	—
			Time to Exit	3.0	—
			Volatility	40%	—

	$114,922,924

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period end June 30, 2020, the valuation technique for investments classified as Common Stocks amounting to $11,186,114 changed to Current Value. The investments were previously valued utilizing Transaction Price approach. The change was due to consideration of the information that was available at the time the investments were valued.

(c)

For the period end June 30, 2020, the valuation technique for investments classified as Preferred Stocks amounting to $15,319,907 changed to Current Value. The investments were previously valued utilizing PWERM approach. The change was due to consideration of the information that was available at the time the investments were valued.

(d)

For the period end June 30, 2020, the valuation technique for investments classified as Preferred Stocks amounting to $11,506,163 changed to Current Value. The investments were previously valued utilizing Transaction Price approach. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS	41

Consolidated Statement of Assets and Liabilities  (unaudited)

June 30, 2020

BlackRock Global Allocation V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $145,254,857) (cost — $6,937,192,910)	$7,626,420,526
Investments at value — affiliated (cost — $321,629,187)	299,659,729
Cash	18,254,789
Cash pledged:
Collateral — OTC derivatives	1,050,000
Futures contracts	54,195,000
Centrally cleared swaps	16,483,000
Foreign currency at value (cost — $413,760)	385,552
Receivables:
Investments sold	32,448,564
Securities lending income — affiliated	76,853
Capital shares sold	393,010
Dividends — affiliated	2,156
Dividends — unaffiliated	7,087,974
Interest — unaffiliated	10,063,935
Variation margin on futures contracts	1,732,381
Unrealized appreciation on:
Forward foreign currency exchange contracts	9,400,910
OTC swaps	8,590,927
Prepaid expenses	80,216

Total assets	8,086,325,522

LIABILITIES
Investments sold short, , at value and (proceeds $3,962,357)	5,853,180
Cash received:
Collateral — OTC derivatives	17,223,000
Collateral — TBA commitments	560,000
Cash collateral on securities loaned at value	146,765,671
Options written at value (premium received $68,502,462)	74,077,192
Payables:
Investments purchased	218,606,174
Swaps	55,456
Capital shares redeemed	4,912,579
Deferred foreign capital gain tax	1,399,206
Distribution fees	1,330,940
Investment advisory fees	3,947,514
Directors’ and Officer’s fees	22,150
Other affiliates	32,250
Variation margin on futures contracts	5,597,977
Variation margin on centrally cleared swaps	179,630
Other accrued expenses	6,883,681
Unrealized depreciation on:
Forward foreign currency exchange contracts	10,962,753
OTC swaps	391,579

Total liabilities	498,800,932

NET ASSETS	$7,587,524,590

NET ASSETS CONSIST OF
Paid-in capital	$6,820,067,156
Accumulated earnings	767,457,434

NET ASSETS	$7,587,524,590

NET ASSET VALUE
Class I — Based on net assets of $1,162,131,249 and 67,553,975 shares outstanding, 400 million shares authorized, $0.10 par value	$17.20

Class II — Based on net assets of $205,282,467 and 11,985,519 shares outstanding, 200 million shares authorized, $0.10 par value	$17.13

Class III — Based on net assets of $6,220,110,874 and 428,095,273 shares outstanding, 1.5 billion shares authorized, $0.10 par value	$14.53

See notes to consolidated financial statements

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Operations  (unaudited)

Six Months Ended June 30, 2020

BlackRock Global Allocation V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$1,558,013
Dividends — unaffiliated	42,774,503
Interest — unaffiliated	22,437,134
Securities lending income — affiliated — net	803,246
Foreign taxes withheld	(2,084,426)

Total investment income	65,488,470

EXPENSES
Investment advisory	24,078,987
Distribution — class specific	7,872,700
Transfer agent — class specific	6,974,881
Custodian	447,210
Accounting services	290,804
Printing	273,087
Directors and Officer	57,189
Professional	32,263
Transfer agent	3,437
Miscellaneous	93,967

Total expenses excluding dividend expense	40,124,525
Dividends expense — affiliated	146,235
Dividends expense — unaffiliated	112,485

Total expenses	40,383,245
Less:
Fees waived and/or reimbursed by the Manager	(211,580)
Transfer agent fees waived and/or reimbursed — class specific	(4,347,956)

Total expenses after fees waived and/or reimbursed	35,823,709

Net investment income	29,664,761

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(2,950,580)
Investments — unaffiliated (net of $(76,753) foreign capital gain tax)	(34,753,665)
Forward foreign currency exchange contracts	(35,165,343)
Foreign currency transactions	3,304,701
Futures contracts	106,557,702
Options written	25,808,780
Short sales — affiliated	6,503,341
Short sales — unaffiliated	2,941,724
Swaps	(2,341,438)

69,905,222

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(4,496,704)
Investments — unaffiliated (net of $754,006 foreign capital gain tax)	(58,772,978)
Forward foreign currency exchange contracts	(14,205,870)
Foreign currency translations	(188,207)
Futures contracts	707,910
Options written	(11,855,727)
Short sales — unaffiliated	(1,629,419)
Swaps	937,169

(89,503,826)

Net realized and unrealized loss	(19,598,604)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,066,157

See notes to consolidated financial statements

CONSOLIDATED FINANCIAL STATEMENTS	43

Consolidated Statements of Changes in Net Assets

	BlackRock Global Allocation V.I. Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$29,664,761	$115,829,332
Net realized gain	69,905,222	336,187,714
Net change in unrealized appreciation (depreciation)	(89,503,826)	956,230,734

Net increase in net assets resulting from operations	10,066,157	1,408,247,780

DISTRIBUTIONS TO SHAREHOLDERS (a)
Class I	—	(53,305,190)
Class II	—	(9,837,909)
Class III	—	(342,314,609)

Decrease in net assets resulting from distributions to shareholders	—	(405,457,708)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(542,407,297)	(1,858,035,783)

NET ASSETS
Total decrease in net assets	(532,341,140)	(855,245,711)
Beginning of period	8,119,865,730	8,975,111,441

End of period	$7,587,524,590	$8,119,865,730

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Allocation V.I. Fund
	Class I
	Six Months Ended	Year Ended December 31,
	06/30/20 (unaudited)	2019	2018	2017	2016	2015

Net asset value, beginning of period	$17.11	$15.19	$17.26	$15.51	$15.09	$16.26

Net investment income (a)	0.08	0.26	0.26	0.22	0.22	0.22
Net realized and unrealized gain (loss)	0.01	2.45	(1.52)	1.92	0.40	(0.35)

Net increase (decrease) from investment operations	0.09	2.71	(1.26)	2.14	0.62	(0.13)

Distributions (b)
From net investment income	—	(0.22)	(0.17)	(0.22)	(0.20)	(0.19)
From net realized gain	—	(0.57)	(0.64)	(0.17)	—	(0.84)
From return of capital	—	—	—	—	—	(0.01)

Total distributions	—	(0.79)	(0.81)	(0.39)	(0.20)	(1.04)

Net asset value, end of period	$17.20	$17.11	$15.19	$17.26	$15.51	$15.09

Total Return (c)
Based on net asset value	0.53%(d)	17.92%	(7.34)%	13.86%	4.11%	(0.89)%

Ratios to Average Net Assets (e)
Total expenses	0.85%(f)	0.74%	0.75%	0.72%	0.74%	0.75%

Total expenses after fees waived and/or reimbursed	0.74%(f)	0.73%	0.74%	0.72%	0.74%	0.73%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.74%(f)	0.73%	0.73%	0.70%	0.73%	0.73%

Net investment income	1.00%(f)	1.60%	1.53%	1.32%	1.47%	1.32%

Supplemental Data
Net assets, end of period (000)	$1,162,131	$1,192,769	$2,091,197	$2,306,034	$2,107,145	$1,994,371

Portfolio turnover rate	107%	198%	144%	118%	135%	90%(g)

(a)   Based on average shares outstanding.

(b)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)   Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(d)   Aggregate total return.

(e)   Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended December 31,
	06/30/20 (unaudited)	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	—%	0.01%	0.01%	—%	—%

(f)	Annualized.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Excluding MDRs, the portfolio turnover rate would have been 88%.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	45

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation V.I. Fund
	Class II
	Six Months Ended	Year Ended December 31,
	06/30/20 (unaudited)	2019	2018	2017	2016	2015

Net asset value, beginning of period	$17.05	$15.14	$17.21	$15.46	$15.04	$16.21

Net investment income (a)	0.07	0.23	0.23	0.19	0.20	0.19
Net realized and unrealized gain (loss)	0.01	2.44	(1.52)	1.93	0.40	(0.35)

Net increase (decrease) from investment operations	0.08	2.67	(1.29)	2.12	0.60	(0.16)

Distributions (b)
From net investment income	—	(0.19)	(0.14)	(0.20)	(0.18)	(0.16)
From net realized gain	—	(0.57)	(0.64)	(0.17)	—	(0.84)
From return of capital	—	—	—	—	—	(0.01)

Total distributions	—	(0.76)	(0.78)	(0.37)	(0.18)	(1.01)

Net asset value, end of period	$17.13	$17.05	$15.14	$17.21	$15.46	$15.04

Total Return (c)
Based on net asset value	0.47%(d)	17.76%	(7.52)%	13.74%	3.96%	(1.05)%

Ratios to Average Net Assets (e)
Total expenses	1.03%(f)	1.02%	1.04%	1.00%	1.02%	1.02%

Total expenses after fees waived and/or reimbursed	0.89%(f)	0.88%	0.89%	0.87%	0.89%	0.88%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.89%(f)	0.88%	0.88%	0.85%	0.88%	0.88%

Net investment income	0.85%(f)	1.41%	1.34%	1.17%	1.33%	1.17%

Supplemental Data
Net assets, end of period (000)	$205,282	$224,159	$213,919	$258,564	$229,492	$256,964

Portfolio turnover rate	107%	198%	144%	118%	135%	90%(g)

(a)   Based on average shares outstanding.

(b)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)   Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(d)   Aggregate total return.

(e)   Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended December 31,
	06/30/20 (unaudited)	2019	2018	2017	2016	2015

Investments in underlying funds	0.01%	—%	0.01%	0.01%	—%	—%

(f)	Annualized.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Excluding MDRs, the portfolio turnover rate would have been 88%.

See notes to consolidated financial statements.

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation V.I. Fund
	Class III
	Six Months Ended	Year Ended December 31,
	06/30/20 (unaudited)	2019	2018	2017	2016	2015

Net asset value, beginning of period	$14.47	$12.95	$14.84	$13.37	$13.04	$14.19

Net investment income (a)	0.05	0.19	0.19	0.17	0.16	0.15
Net realized and unrealized gain (loss)	0.01	2.08	(1.31)	1.66	0.34	(0.30)

Net increase (decrease) from investment operations	0.06	2.27	(1.12)	1.83	0.50	(0.15)

Distributions (b)
From net investment income	—	(0.18)	(0.13)	(0.19)	(0.17)	(0.15)
From net realized gain	—	(0.57)	(0.64)	(0.17)	—	(0.84)
From return of capital	—	—	—	—	—	(0.01)

Total distributions	—	(0.75)	(0.77)	(0.36)	(0.17)	(1.00)

Net asset value, end of period	$14.53	$14.47	$12.95	$14.84	$13.37	$13.04

Total Return (c)
Based on net asset value	0.41%(d)	17.67%	(7.58)%	13.71%	3.81%	(1.14)%

Ratios to Average Net Assets (e)
Total expenses	1.12%(f)	1.14%	1.14%	1.13%	1.12%	1.12%

Total expenses after fees waived and/or reimbursed	0.99%(f)	0.98%	0.99%	1.00%	0.99%	0.98%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and broker fees and expenses on short sales	0.99%(f)	0.98%	0.98%	0.98%	0.98%	0.98%

Net investment income	0.75%(f)	1.32%	1.28%	1.15%	1.22%	1.07%

Supplemental Data
Net assets, end of period (000)	$6,220,111	$6,702,938	$6,669,996	$8,233,615	$8,139,218	$8,869,288

Portfolio turnover rate	107%	198%	144%	118%	135%	90%(g)

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended December 31,
	06/30/20 (unaudited)	2019	2018	2017	2016	2015

Investments in underlying funds	0.01%	—%	0.01%	0.01%	—%	—%

(f)	Annualized.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Excluding MDRs, the portfolio turnover rate would have been 88%.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	47

Notes to Consolidated Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The consolidated financial statements presented are for BlackRock Global Allocation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $190,699,078, which is 2.5% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the Consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security”. Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time. U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded equity options for which market quotations are readily available will be valued at the National Best Bid and Offer quotes (“NBBO”). NBBO represents the mean of the bid and ask prices as quoted on the exchange on which such options are traded. In the event that there is no mean price available, the last bid (long positions) or ask (short positions) price will be used. If no bid or ask price is available, the prior day’s price may be used. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	49

Notes to Consolidated Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2020, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	51

Notes to Consolidated Financial Statements  (unaudited) (continued)

(“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Consolidated Statements of Assets and Liabilities and Consolidated Statements of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Opendoor, Term Loan	$5,302,400	$5,302,400	$5,302,400	$—

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Consolidated Schedule of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Consolidated Statement of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Consolidated Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks and preferred stocks in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
BofA Securities, Inc.	$ 27,703,208	$ (27,703,208)	$ —
Citigroup Global Markets, Inc.	11,093,144	(11,093,144)	—
Credit Suisse Securities (USA) LLC	27,607,848	(27,607,848)	—
Goldman Sachs & Co.	278	(278)	—
Jefferies LLC	8,602,460	(8,602,460)	—
JP Morgan Securities LLC	15,666,293	(15,666,293)	—
National Financial Services LLC	5,966,737	(5,966,737)	—
SG Americas Securities LLC	2,711,883	(2,711,883)	—
State Street Bank & Trust Co.	4,422,357	(4,422,357)	—
TD Prime Services LLC	35,872,002	(35,872,002)	—
UBS Securities LLC	5,608,647	(5,608,647)	—

	$ 145,254,857	$ (145,254,857)	$ —

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Consolidated Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Consolidated Statement of Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	53

Notes to Consolidated Financial Statements  (unaudited) (continued)

and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Consolidated Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Consolidated Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that the Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	55

Notes to Consolidated Financial Statements  (unaudited) (continued)

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $6 Billion	0.65%
$6 Billion - $8 Billion	0.61
$8 Billion - $10 Billion	0.59
$10 Billion - $15 Billion	0.57
Greater than $15 Billion	0.55

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Distribution Fees
Class II	0.15%
Class III	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder distribution services to the Fund. The ongoing distribution fee compensates BRIL and each broker-dealer for providing shareholder distribution related services to shareholders.

For the six months ended June 30, 2020, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Distribution Fees
Class II	$154,441
Class III	7,718,259
$7,872,700

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent — class specific in the Consolidated Statement of Operations. For the six months ended June 30, 2020, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

For the six months ended June 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$958,184
Class II	206,334
Class III	5,810,363
$6,974,881

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the director who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. Prior to May 1, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended June 30, 2020, the amount waived was $6,809.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended June 30, 2020, the Manager waived $204,771 in investment advisory fees pursuant to this arrangement.

For the six months ended June 30, 2020, the Fund reimbursed the Manager $44,742 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.07
Class III	0.07

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Consolidated Statement of Operations. For the six months ended June 30, 2020, class specific expense waivers and/ or reimbursements were as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$ 564,524
Class II	134,249
Class III	3,649,183
$ 4,347,956

The Manager has contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class II	1.40
Class III	1.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, there were no fees waived and/ or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	57

Notes to Consolidated Financial Statements  (unaudited) (continued)

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the six months ended June 30, 2020, the Fund paid BIM $175,047 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$5,038,708
Sales	5,075,074
Net Realized Gain	104,143

7.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, including paydowns, and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$6,510,749,837	$6,361,679,186
U.S. Government Securities	682,162,852	952,823,870

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$7,285,051,689

Gross unrealized appreciation	$1,064,782,103
Gross unrealized depreciation	(435,592,028)

Net unrealized appreciation (depreciation)	$629,190,075

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.
Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	59

Notes to Consolidated Financial Statements  (unaudited) (continued)

obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19

	Shares	Amount	Shares	Amount

Class I
Shares sold	2,585,345	$42,502,308	4,995,044	$82,768,726
Shares issued in reinvestment of distributions	—	—	2,991,028	50,879,664
Shares redeemed	(4,741,241)	(77,849,178)	(75,955,193)	(1,254,809,730)

Net decrease	(2,155,896)	$(35,346,870)	(67,969,121)	$(1,121,161,340)

Class II
Shares sold	369,841	$6,212,739	219,540	$3,637,138
Shares issued in reinvestment of distributions	—	—	580,600	9,837,910
Shares redeemed	(1,532,856)	(24,060,585)	(1,781,414)	(29,175,794)

Net decrease	(1,163,015)	$(17,847,846)	(981,274)	$(15,700,746)

Class III
Shares sold	2,514,032	$33,702,314	4,496,421	$63,308,040
Shares issued in reinvestment of distributions	—	—	23,779,931	342,314,610
Shares redeemed	(37,663,359)	(522,914,895)	(79,939,440)	(1,126,796,347)

Net decrease	(35,149,327)	$(489,212,581)	(51,663,088)	$(721,173,697)

Total Net Decrease	(38,468,238)	$(542,407,297)	(120,613,483)	$(1,858,035,783)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CNY	Chinese Yuan

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

RUB	New Russian Ruble

SGD	Singapore Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipts

BA	Canadian Bankers Acceptances

CLO	Collateralized Loan Obligation

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

NASDAQ	National Association of Securities Dealers Automated

OTC	Over-the-counter

PCL	Public Company Limited

PIK	Payment-In-Kind

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SOFR	Secured Overnight Financing Rate

SPDR	Standard & Poor’s Depositary Receipts

GLOSSARY OF TERMS USED IN THIS REPORT	61

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Variable Series Funds, Inc.

•	BlackRock Government Money Market V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Money Market Overview  For the 6-Month Period Ended June 30, 2020

At the onset of 2020, the economy was in a good place and interest rate policy was appropriate according to the Fed, but this outlook quickly changed upon the imposition of dramatic measures by authorities around the world to stem the spread of the coronavirus pandemic. In response, the Fed quickly enacted a series of unprecedented measures to channel credit to businesses and households and smooth market functioning.

The Fed’s stimulus campaign began with an “emergency” 0.50% cut to the Federal Funds target rate on March 3, 2020. This action was followed up a few weeks later with a surprise 1% interest rate cut, bringing the range for the Federal Funds target rate to 0.00%-0.25%. This action included a commitment to keep rates low until the uncertainty has passed. Dusting off its crisis-era playbook, the Fed rebooted or rolled out various support facilities and continues to emphasize its support of credit and liquidity in order to stabilize markets.

The most impactful measure for money market funds, in our view, was the creation of the Money Market Liquidity Facility to purchases commercial paper and domestic and Yankee certificates of deposit from prime money market funds, and municipal debt and variable rate demand notes from municipal money market funds.

The facility was largely active and provided liquidity to money market funds by the end of the first quarter of 2020. In a nod to 2008, the Fed revived the following vehicles: the Commercial Paper Funding Facility to backstop the purchase of high-quality commercial paper from U.S. issuers; the Primary Dealer Credit Facility to provide low- cost funding against a broad range of collateral including commercial paper; and the Term Asset-Backed Securities Loan Facility to purchase asset-backed securities.

Other notable actions included the creation of new facilities to purchase investment- grade corporate debt through the Primary Market Corporate Credit Facility and Secondary Market Corporate Credit Facility. A $2 trillion fiscal aid package signed into law by President Trump along with a series of coordinated global fiscal and monetary actions complemented the Fed’s sweeping measures.

While no new policy initiatives were announced at the June 10, 2020 Federal Open Market Committee meeting, Chairman Powell acknowledged during the post-meeting press conference that two additional policy tools, so-called forward guidance and the targeting of interest rates along the yield curve, were both discussed. Minutes of the meeting released on July 1 revealed that “participants generally indicated support for outcome-based forward guidance.”

According to the Investment Company Institute (“ICI”), prime money market fund assets across the industry recouped over two-thirds of the outflows experienced during the first quarter of 2020, standing around $761 billion at the quarter’s end.

By contrast, over the second quarter, government money market fund assets industrywide declined more than $160 billion since peaking at over $3.9 trillion on May 13, 2020 per the ICI. According to Wrightson ICAP (a research firm that specializes in analysis of federal reserve operations and policy, economic data, and Treasury financing trends), net new Treasury bill supply was robust in the second quarter of 2020, totaling $2.4 trillion. Rates across the Treasury bill curve were up modestly as of June 30 relative to the end of the first quarter of 2020, as markets digested heavy Treasury bill supply.

The three-month London Interbank Offered Rate overnight indexed swap spread — a gauge of stress in the financial system — declined to 0.24% as of June 30, 2020 from 1.38% as on March 31, 2020. A sign, in our view, of normalizing over the quarter.

Usage of the Money Market Mutual Fund Liquidity Facility — which is intended to serve as a backstop source of liquidity for prime and municipal money market funds — steadily declined throughout the second quarter. As of July 1, 2020, usage stood at around $20.6 billion, which is down over $32 billion from the peak level seen on April 8, 2020.

In our view, some of the excess liquidity that was amassed in money market funds in March and April is slowly being deployed elsewhere, and we expect to see additional outflows from money market funds in advance of the July 15 federal income tax filing date.

Net new Treasury bill issuance, in our assessment, could be tempered in the near term given the ample cash balance of over $1.6 trillion in the Treasury General Account at the Fed as of July 1, 2020. Looking ahead, we believe a heavier-than-expected pace of disbursements from the Treasury General Account or passage of additional fiscal stimulus at the federal level could result in a resumption of more robust Treasury bill supply.

We expect credit spreads to remain range bound over the course of the third quarter of 2020. Going forward, we will be monitoring how successful economies are at restarting activity while controlling the coronavirus spread as well as the effectiveness of policy implementation.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020	BlackRock Government Money Market V.I. Fund

Investment Objective

BlackRock Government Money Market V.I. Fund’s (the “Fund”) investment objective is to seek to preserve capital, maintain liquidity and achieve the highest possible current income consistent with the foregoing.

Fund Information

CURRENT SEVEN-DAY YIELDS

	7-Day SEC Yield	7-Day Yield
BlackRock Government Money Market V.I. Fund	0.03%	0.03%

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
U.S. Government Sponsored Agency Obligations	42%
Repurchase Agreements	40
U.S. Treasury Obligations	15
Other Assets Less Liabilities	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period(b)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period(b)	Annualized Expense Ratio
Class I	$1,000.00	$1,003.40	$1.49	$1,000.00	$1,023.37	$1.51	0.30%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

FUND SUMMARY	3

Schedule of Investments (unaudited) June 30, 2020	BlackRock Government Money Market V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Sponsored Agency Obligations — 41.8%
Federal Farm Credit Bank Discount Notes(a):
0.15%, 08/14/20	USD 770	$768,494
0.14%, 09/03/20	1,695	1,690,329
0.14%, 09/28/20	460	458,181
0.15%, 10/02/20	545	544,268
0.17%, 11/12/20	1,205	1,204,372
0.18%, 12/08/20	2,980	2,960,091
0.18%, 01/19/21	1,230	1,227,653
0.18%, 01/20/21	270	268,660
0.17%, 02/12/21	1,040	1,037,193
0.17%, 03/11/21	1,000	998,805
0.17%, 03/17/21	1,040	1,037,980
0.15%, 06/01/21	1,155	1,152,958
Federal Farm Credit Bank Variable Rate Notes(b):
(LIBOR USD 1 Month - 0.04%), 0.15%, 09/11/20	510	509,997
(LIBOR USD 1 Month + 0.03%), 0.21%, 12/14/20	1,025	1,024,981
(SOFR + 0.11%), 0.19%, 01/15/21	705	705,000
(LIBOR USD 1 Month + 0.05%), 0.24%, 04/16/21	1,185	1,185,000
(US Treasury 3 Month Bill Money Market Yield + 0.26%), 0.41%, 06/17/21	795	794,924
(LIBOR USD 1 Month + 0.16%), 0.33%, 07/01/21	645	645,000
(US Treasury 3 Month Bill Money Market Yield + 0.23%), 0.38%, 07/08/21	455	455,000
(LIBOR USD 1 Month + 0.11%), 0.29%, 07/09/21	260	260,000
(LIBOR USD 1 Month + 0.13%), 0.31%, 10/08/21	300	300,000
(LIBOR USD 1 Month + 0.11%), 0.30%, 11/12/21	225	225,000
(SOFR + 0.19%), 0.27%, 11/18/21	375	375,000
Federal Farm Credit Banks Funding Corp., (US Treasury 3 Month Bill Money Market Yield + 0.12%), 0.27%, 05/02/22(b)	270	269,970
Federal Farm Credit Banks Funding Corp. Variable Rate Notes(b):
(US Federal Funds Effective Rate (continuous series) + 0.10%), 0.18%, 12/16/20	95	95,000
(SOFR + 0.08%), 0.16%, 01/14/21	380	380,000
(US Treasury 3 Month Bill Money Market Yield + 0.15%), 0.30%, 12/13/21	535	534,227
(SOFR + 0.18%), 0.26%, 01/14/22	870	870,000
Federal Home Loan Bank, 0.20%, 06/17/21	480	479,964
Federal Home Loan Bank Discount Notes(a):
0.10%, 07/06/20	3,785	3,784,174
0.11%, 07/08/20	1,200	1,199,961
0.11%, 07/15/20	885	884,463
0.12%, 07/22/20	2,235	2,234,844
0.12%, 07/31/20	3,595	3,590,315
0.15%, 08/05/20	3,560	3,559,588
0.15%, 08/14/20	1,420	1,417,255
0.15%, 08/17/20	1,400	1,397,999
0.15%, 08/21/20	975	972,894
0.15%, 08/28/20	305	304,538
0.18%, 12/04/20	1,215	1,211,314
0.16%, 06/11/21	840	838,390
Federal Home Loan Bank Variable Rate Notes(b):
(LIBOR USD 1 Month + 0.01%), 0.18%, 07/10/20	1,645	1,645,000

Security	Par (000)	Value
U.S. Government Sponsored Agency Obligations (continued)
(SOFR + 0.08%), 0.16%, 07/24/20	USD 265	$265,000
(LIBOR USD 1 Month - 0.03%), 0.15%, 08/04/20	560	560,000
(SOFR + 0.03%), 0.11%, 08/05/20	335	335,000
(SOFR + 0.02%), 0.10%, 08/19/20	545	545,000
(LIBOR USD 1 Month - 0.05%), 0.14%, 08/20/20	720	720,000
(SOFR + 0.03%), 0.11%, 08/21/20	245	245,000
(SOFR + 0.02%), 0.10%, 08/28/20	1,775	1,775,000
(SOFR + 0.09%), 0.16%, 09/11/20	1,460	1,460,000
(SOFR + 0.11%), 0.19%, 10/01/20	990	990,000
(SOFR + 0.12%), 0.20%, 10/07/20	500	500,000
(SOFR + 0.13%), 0.21%, 10/16/20	4,220	4,220,000
(LIBOR USD 3 Month - 0.13%), 0.18%, 12/21/20	1,350	1,350,000
(LIBOR USD 3 Month - 0.17%), 1.18%, 01/08/21	700	700,000
(SOFR + 0.05%), 0.13%, 01/22/21	310	310,000
(SOFR + 0.04%), 0.12%, 02/09/21	1,825	1,824,812
(SOFR + 0.08%), 0.16%, 03/04/21	560	560,000
(SOFR + 0.12%), 0.20%, 03/12/21	890	890,000
(SOFR + 0.11%), 0.19%, 03/25/21	1,000	1,000,000
(LIBOR USD 1 Month - 0.01%), 0.16%, 04/05/21	1,555	1,555,000
(SOFR + 0.17%), 0.25%, 04/09/21	870	870,000
(LIBOR USD 1 Month - 0.02%), 0.16%, 04/27/21	865	864,794
(SOFR + 0.08%), 0.16%, 07/08/21	650	650,000
(SOFR + 0.09%), 0.16%, 09/10/21	1,580	1,580,000
(SOFR + 0.12%), 0.20%, 02/28/22	1,265	1,265,000
Federal Home Loan Mortgage Corp. Discount Notes(a):
0.11%, 07/17/20	2,755	2,753,727
0.12%, 07/24/20	705	704,698
0.12%, 07/28/20	1,085	1,084,463
Federal Home Loan Mortgage Corp. Variable Rate Notes(b):
(SOFR + 0.03%), 0.11%, 02/26/21	755	755,000
(SOFR + 0.18%), 0.26%, 12/13/21	1,390	1,390,000
Federal National Mortgage Association(b):
(SOFR + 0.36%), 0.44%, 01/20/22	2,600	2,600,000
(SOFR + 0.35%), 0.43%, 04/07/22	985	985,000
(SOFR + 0.39%), 0.47%, 04/15/22	1,470	1,470,000
Federal National Mortgage Association Discount Notes, 0.12%, 07/24/20(a)	720	719,692
Federal National Mortgage Association Variable Rate Notes, (SOFR + 0.07%), 0.15%, 12/11/20(b)	715	715,000

Total U.S. Government Sponsored Agency Obligations — 41.8% (Cost: $83,710,968)		83,710,968

U.S. Treasury Obligations — 15.2%
U.S. Treasury Bills(a):
0.10%, 07/14/20	2,000	1,999,908
0.13%, 07/30/20	1,715	1,714,824
0.13%, 08/04/20	7,000	6,999,074
0.14%, 08/18/20	2,010	2,009,686
0.13%, 08/20/20	355	354,256
0.14%, 08/27/20	1,140	1,138,457
0.14%, 09/10/20	455	453,439
0.16%, 10/15/20	1,500	1,498,719
0.16%, 10/22/20	2,450	2,448,826
0.16%, 10/29/20	595	594,700
0.18%, 11/10/20	1,085	1,084,293

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Government Money Market V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
U.S. Treasury Obligations (continued)
0.16%, 12/01/20	USD 600	$599,582
0.16%, 02/25/21	2,000	1,997,610
0.17%, 05/20/21	1,335	1,333,084
U.S. Treasury Notes:
(US Treasury 3 Month Bill Money Market Yield + 0.05%), 0.20%, 10/31/20(b)	3,000	2,998,956
1.75%, 11/15/20	190	190,095
2.63%, 11/15/20	530	531,921
1.63%, 11/30/20	210	209,965
2.00%, 11/30/20	125	125,174
2.00%, 01/15/21	350	353,085
(US Treasury 3 Month Bill Money Market Yield + 0.14%), 0.29%, 04/30/21(b)	170	169,885

Security	Par (000)	Value
U.S. Treasury Obligations (continued)
(US Treasury 3 Month Bill Money Market Yield + 0.22%), 0.37%, 07/31/21(b)	USD 1,000	$1,000,000
(US Treasury 3 Month Bill Money Market Yield + 0.30%), 0.45%, 10/31/21(b)	590	590,468

Total U.S. Treasury Obligations — 15.2% (Cost: $30,396,007)		30,396,007

Total Repurchase Agreements — 40.1% (Cost: $80,500,000)		80,500,000

Total Investments — 97.1% (Cost: $194,606,975)(c)		194,606,975
Other Assets Less Liabilities — 2.9%		5,828,308

Net Assets — 100.0%		$200,435,283

(a)	Rates are the current rate or a range of current rates as of period end.
(b)	Variable rate security. Rate shown is the rate in effect as of period end.
(c)	Cost for U.S. federal income tax purposes.

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
Bank of America Securities, Inc.	0.09%		06/30/20	07/01/20	$10,000	$10,000	$10,000,025	U.S. Government Sponsored Agency Obligation, 2.99%, due 07/18/34	$9,637,000	$10,200,803

BNP Paribas SA	0.09		06/30/20	07/01/20	13,000	13,000	13,000,033	U.S. Government Sponsored Agency Obligations and U.S. Treasury Obligations, 0.00% to 8.75%, due 07/15/20 to 05/20/50	31,085,367	13,260,000

Goldman Sachs & Co. LLC	0.11		06/24/20	07/01/20	4,000	4,000	4,000,086	U.S. Government Sponsored Agency Obligations and U.S. Treasury Obligations, 0.00% to 4.38%, due 08/06/20 to 02/15/48	4,036,886	4,080,000

JP Morgan Securities LLC	0.07		06/30/20	07/01/20	10,000	10,000	10,000,019	U.S. Treasury Obligation, 2.00%, due 07/31/20	10,100,800	10,200,068
	0.26	(a)	06/30/20	08/05/20	3,500	3,500	3,500,918	U.S. Government Sponsored Agency Obligations, 6.00% to 6.46%, due 02/20/42 to 07/16/43	58,988,496	3,675,003

Total JP Morgan Securities LLC						$13,500				$13,875,071

Mizuho Securities USA LLC	0.09		06/30/20	07/01/20	15,000	15,000	15,000,038	U.S. Government Sponsored Agency Obligation, 2.50%, due 06/01/50	14,798,130	15,450,001

Societe Generale SA	0.07		06/30/20	07/01/20	10,000	10,000	10,000,019	U.S. Treasury Obligations, 0.00% to 3.00%, due 08/13/20 to 11/15/45	7,782,741	10,200,033

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Government Money Market V.I. Fund

	Repurchase Agreements						Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
TD Securities USA LLC	0.07%	06/30/20	07/01/20	$10,000	$10,000	$10,000,019	U.S. Treasury Obligations, 1.13% to 2.25%, due 02/28/21 to 01/31/24	$9,944,300	$10,200,048

Wells Fargo Securities LLC	0.07	06/30/20	07/01/20	5,000	5,000	5,000,010	U.S. Treasury Obligation, 1.75%, due 11/30/21	4,981,600	5,100,059

					$80,500				$82,366,015

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities	$—	$194,606,975	$—	$194,606,975

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

See notes to financial statements.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities (unaudited) June 30, 2020

BlackRock Government Money Market V.I. Fund

ASSETS
Investments at value — unaffiliated (cost — $114,106,975)	$114,106,975
Cash	6,208,900
Repurchase agreements at value (cost — $80,500,000)	80,500,000
Receivables:
Investments sold	339,904
Capital shares sold	159,148
Interest — unaffiliated	21,978
From affiliate(s)	923
Prepaid expenses	1,554

Total assets	201,339,382

LIABILITIES
Payables:
Investments purchased	594,700
Capital shares redeemed	127,259
Investment advisory fees	31,680
Other affiliates	660
Professional fees	59,855
Other accrued expenses	89,945

Total liabilities	904,099

NET ASSETS	$200,435,283

NET ASSETS CONSIST OF
Paid-in capital	$200,411,189
Accumulated earnings	24,094

NET ASSETS	$200,435,283

NET ASSET VALUE
Class I — Based on net assets of $200,435,283 and 200,410,725 shares outstanding, 3.3 billion shares authorized, $0.10 par value	$1.00

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statement of Operations (unaudited) Six Months Ended June 30, 2020

BlackRock Government Money Market V.I. Fund

INVESTMENT INCOME
Interest — unaffiliated	$998,980

Total investment income	998,980

EXPENSES
Investment advisory	507,396
Transfer agent	44,452
Professional	42,300
Printing	40,271
Accounting services	20,410
Custodian	6,757
Directors and Officer	3,489
Miscellaneous	2,734

Total expenses	667,809
Less:
Fees waived and/or reimbursed by the Manager	(321,403)
Transfer agent fees waived and/or reimbursed	(41,964)

Total expenses after fees waived and/or reimbursed	304,442

Net investment income	694,538

REALIZED GAIN
Net realized gain from investments	4,576

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$699,114

See notes to financial statements.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Government Money Market V.I. Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$694,538	$3,931,343
Net realized gain	4,576	4,798

Net increase in net assets resulting from operations	699,114	3,936,141

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(694,538)	(3,931,343)

CAPITAL TRANSACTIONS
Net proceeds from sale of shares	119,976,898	90,279,997
Reinvestments of distributions	686,739	3,926,355
Cost of shares redeemed	(121,551,011)	(92,332,532)

Net increase (decrease) in net assets derived from capital transactions	(887,374)	1,873,820

NET ASSETS
Total increase (decrease) in net assets	(882,798)	1,878,618
Beginning of period	201,318,081	199,439,463

End of period	$200,435,283	$201,318,081

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	9

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Government Money Market V.I. Fund
	Class I
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019		2018		2017		2016		2015

Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.0034		0.0196		0.0160		0.0064		0.0013		0.0000	(a)
Net realized gain (loss)	0.0000	(a)	0.0000	(a)	(0.0001)		0.0000	(a)	0.0000	(a)	0.0001

Net increase from investment operations	0.0034		0.0196		0.0159		0.0064		0.0013		0.0001

Distributions(b)
From net investment income	(0.0034)		(0.0196)		(0.0159)		(0.0064)		(0.0013)		(0.0000	)(c)
From net realized gain	—		(0.0000	)(c)	—		(0.0000	)(c)	(0.0000	)(c)	(0.0001)

Total distributions	(0.0034)		(0.0196)		(0.0159)		(0.0064)		(0.0013)		(0.0001)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(d)
Based on net asset value	0.34	%(e)	1.98%		1.61%		0.65%		0.13%		0.01%

Ratios to Average Net Assets
Total expenses	0.66	%(f)	0.64%		0.80	%(g)	0.72%		0.62%		0.61%

Total expenses after fees waived and/or reimbursed	0.30	%(f)	0.30%		0.30	%(g)	0.30%		0.30%		0.18%

Net investment income	0.68	%(f)	1.96%		1.60%		0.63%		0.13%		0.00%

Supplemental Data
Net assets, end of period (000)	$200,435		$201,318		$199,439		$135,659		$151,523		$152,118

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.72% and 0.29%, respectively.

See notes to financial statements.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Government Money Market V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the BlackRock Global Valuation Methodologies Committee’s assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Repurchase agreements may be traded bilaterally, in a tri-party arrangement or may be centrally cleared through a sponsoring agent. Subject to the

NOTES TO FINANCIAL STATEMENTS	11

Notes to Financial Statements (unaudited) (continued)

custodial undertaking associated with a tri-party repurchase arrangement and for centrally cleared repurchase agreements, a third party custodian maintains accounts to hold collateral for the fund and its counterparties. Typically, the fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, the fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the fund would recognize a liability with respect to such excess collateral. The liability reflects the fund’s obligation under bankruptcy law to return the excess to the counterparty.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.500%
$1 Billion — $2 Billion	0.450
$2 Billion — $3 Billion	0.400
$3 Billion — $4 Billion	0.375
$4 Billion — $7 Billion	0.350
$7 Billion — $10 Billion	0.325
$10 Billion — $15 Billion	0.300
Greater than $15 Billion	0.290

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC, an affiliate of the Manager.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2020, the Fund did not pay any amounts to affiliates in return for these services.

Expense Limitations, Waivers and Reimbursements: The Manager has voluntarily agreed to waive a portion of its investment advisory fees and/or reimburse operating expenses to enable the Fund to maintain minimum levels of daily net investment income if applicable. These amounts, if any, are reported in the Statement of Operations as fees waived and/or reimbursed by the Manager. The Manager may discontinue the waiver and/or reimbursement at any time. For the six months ended June 30, 2020, there were no fees waived and/or reimbursed by the Manager under this agreement.

For the six months ended June 30, 2020, the Fund reimbursed the Manager $1,194 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”), to 0.30% of average daily net assets of Class I Shares.

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board of Directors of the Company, including a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, the Manager waived and/or reimbursed $321,403 and $41,964, which is included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed, respectively, in the Statement of Operations.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

7.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

8.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19
	Shares	Amount	Shares	Amount
Class I
Shares sold	119,976,898	$119,976,898	90,266,065	$90,279,997
Shares issued in reinvestment of distributions	686,739	686,739	3,926,355	3,926,355
Shares redeemed	(121,551,011)	(121,551,011)	(92,332,532)	(92,332,532)

Net increase (decrease)	(887,374)	$(887,374)	1,859,888	$1,873,820

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	13

Glossary of Terms Used in this Report

Currency

USD	United States Dollar

Portfolio Abbreviations

LIBOR	London Interbank Offered Rate

SOFR	Secured Overnight Financing Rate

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Variable Series Funds, Inc.

•	BlackRock International V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of June 30, 2020	BlackRock International V.I. Fund

Investment Objective

BlackRock International V.I. Fund’s (the “Fund”) investment objective is long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund outperformed its benchmark, the MSCI All Country World Index (ACWI) ex USA Index.

What factors influenced performance?

From a sector perspective, overweight exposures and positive stock selection in the communication services and information technology (“IT”) sectors were the most significant contributors to the Fund’s relative performance during the period. Stock selection within materials also contributed. PayPal Holdings, Inc., SEA Ltd., and LG Chem Ltd. were the largest individual stock contributors. Payments company PayPal benefited from growth in e-commerce, while gaming and e-commerce platform provider SEA gained on plans to invest further into its fast-growing payments business. LG Chem contributed to relative performance as investors recognized the value of its growing electric vehicle solutions business.

By contrast, negative stock selection in the financials and consumer discretionary sector was the primary detractor from the Fund’s relative performance for the period. A lack of exposure to utilities stocks also detracted. Among individual stocks, Indusind Bank Ltd., ON Semiconductor Corp., and Banco do Brasil SA were the most significant detractors. Indusind and Banco do Brasil saw extensive declines along with many emerging market banking institutions, while ON suffered from cyclical pressure on semiconductor companies due to fears of a global growth slowdown.

Describe recent portfolio activity.

The Fund was active in making portfolio changes in an environment of increased volatility. The largest change to the Fund’s positioning was an increase in exposure to the industrials sector, as seen in new positions in elevator company Otis Worldwide Corp., automaker Volvo AB, energy and automation specialist Schneider Electric SE, and Canadian National Railway Co. Exposure to consumer staples also increased with adding positions in beermaker Heineken NV and consumer products giant Unilever Group. In contrast, the Fund reduced exposure to financials by selling insurance provider AXA SA and Indusind Bank, and reducing position sizes across the remaining financials holdings. The Fund also reduced its exposure to health care by selling German biotech company Morphosys AG.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest sector overweight positions were in industrials, consumer staples and IT. The largest underweight exposures were in health care, financials and energy. On a geographical basis, the largest overweight exposures were in the United States, Netherlands and Iceland, while the largest underweight allocations were in China, Australia and Switzerland.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
Class I (b)(c)	(5.41)%	5.39%	3.55%	6.19%
MSCI ACWI ex USA Index (d)	(11.00)	(4.80)	2.26	4.97

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(c)

The Fund invests primarily in stocks of companies located outside the U.S. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed different investment strategies under the name “BlackRock International Value V.I. Fund.”

(d)

A free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States. Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

2	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock International V.I. Fund

Portfolio Information

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
United States	16%
Japan	14
United Kingdom	13
France	8
Germany	7
Netherlands	6
Brazil	4
China	4
Canada	3
Iceland	3
Italy	3
South Korea	3
Spain	3
Russia	2
Sweden	2
Switzerland	2
Taiwan	2
Macau	1
Mexico	1
Portugal	1
Short-Term Securities	3
Liabilities in Excess of Other Assets	(1)

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$945.90	$4.50	$1,000.00	$1,020.24	$4.67	0.93%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock International V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 93.1%

Brazil — 3.6%(a)
Banco do Brasil SA	196,926	$1,167,846
Locaweb Servicos de Internet SA(b)	114,999	913,547
XP, Inc., Class A	21,801	915,860

		2,997,253

Canada — 2.5%
Canadian National Railway Co.	23,557	2,084,142

China — 4.0%
Ping An Insurance Group Co. of China Ltd., Class H	192,500	1,919,031
Wuxi Biologics Cayman, Inc.(a)(b)	76,500	1,404,205

		3,323,236

France — 8.1%
Schneider Electric SE	25,980	2,889,931
Ubisoft Entertainment SA(a)	24,395	2,020,162
Worldline SA(a)(b)	21,130	1,842,314

		6,752,407

Germany — 1.7%
Knorr-Bremse AG(a)	14,012	1,422,019

Iceland — 2.6%
Marel HF(b)	426,459	2,205,830

Italy — 3.3%
Intesa Sanpaolo SpA(a)	1,438,428	2,764,213

Japan — 14.2%
FANUC Corp.	22,500	4,033,575
Recruit Holdings Co. Ltd.	131,200	4,511,994
Sony Corp.	48,300	3,334,158

		11,879,727

Macau — 1.4%
Wynn Macau Ltd.	688,400	1,193,985

Mexico — 1.4%
Grupo Financiero Banorte SAB de CV, Class O(a)	330,794	1,144,599

Netherlands — 5.8%
Heineken NV	35,983	3,317,432
Koninklijke DSM NV	11,432	1,586,967

		4,904,399

Portugal — 1.4%
Banco Comercial Portugues SA, Class R(a)	9,767,417	1,173,384

Russia — 2.1%
Sberbank of Russia PJSC, ADR(a)	158,342	1,799,992

Security	Shares	Value

South Korea — 3.1%
LG Chem Ltd.	6,300	$2,599,878

Spain — 3.1%
Masmovil Ibercom SA(a)	100,440	2,573,622

Sweden — 2.2%
Volvo AB, Class B(a)	116,812	1,838,024

Switzerland — 2.4%
Roche Holding AG	5,851	2,027,076

Taiwan — 1.7%
Sea Ltd., ADR(a)	13,543	1,452,351

United Kingdom — 13.0%
Burberry Group plc	197,384	3,900,328
Unilever NV	91,887	4,899,211
Vodafone Group plc	1,311,564	2,085,072

		10,884,611

United States — 15.5%
Cadence Design Systems, Inc.(a)	26,005	2,495,440
Marvell Technology Group Ltd.	48,710	1,707,773
Mondelez International, Inc., Class A	42,953	2,196,187
Otis Worldwide Corp.	42,820	2,434,745
PayPal Holdings, Inc.(a)	24,014	4,183,959

		13,018,104

Total Common Stocks — 93.1% (Cost: $69,675,348)		78,038,852

Preferred Stocks — 4.4%

Germany — 4.4%
Volkswagen AG (Preference)	24,018	3,650,740

Total Preferred Stocks — 4.4% (Cost: $4,648,944)		3,650,740

Total Long-Term Investments — 97.5% (Cost: $74,324,292)		81,689,592

Short-Term Securities — 3.0%
BlackRock Liquidity Funds, T-Fund,
Institutional Class, 0.11%(c)*	2,517,226	2,517,226

Total Short-Term Securities — 3.0% (Cost: $2,517,226)		2,517,226

Total Investments — 100.5% (Cost: $76,841,518)		84,206,818

Liabilities in Excess of Other Assets — (0.5)%		(433,278)

Net Assets — 100.0%		$83,773,540

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Annualized 7-day yield as of period end.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock International V.I. Fund

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	2,069,868	447,358	—	2,517,226	$2,517,226	$3,613		$—	$—
SL Liquidity Series, LLC, Money Market Series(b)(c)	—	—	—	—	—	1,882	(d)	129	—

					$2,517,226	$5,495		$129	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)	As of period end, the entity is no longer held by the Fund.
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Brazil	$2,997,253	$—	$—	$2,997,253
Canada	2,084,142	—	—	2,084,142
China	—	3,323,236	—	3,323,236
France	—	6,752,407	—	6,752,407
Germany	—	1,422,019	—	1,422,019
Iceland	—	2,205,830	—	2,205,830
Italy	—	2,764,213	—	2,764,213
Japan	—	11,879,727	—	11,879,727
Macau	—	1,193,985	—	1,193,985
Mexico	1,144,599	—	—	1,144,599
Netherlands	3,317,432	1,586,967	—	4,904,399
Portugal	—	1,173,384	—	1,173,384
Russia	—	1,799,992	—	1,799,992
South Korea	—	2,599,878	—	2,599,878
Spain	—	2,573,622	—	2,573,622
Sweden	—	1,838,024	—	1,838,024
Switzerland	—	2,027,076	—	2,027,076
Taiwan	1,452,351	—	—	1,452,351
United Kingdom	—	10,884,611	—	10,884,611
United States	13,018,104	—	—	13,018,104
Preferred Securities	—	3,650,740	—	3,650,740
Short-Term Securities	2,517,226	—	—	2,517,226

	$26,531,107	$57,675,711	$—	$84,206,818

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

See notes to financial statements.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities (unaudited)

June 30, 2020

BlackRock International V.I. Fund

ASSETS
Investments at value — unaffiliated (cost — $74,324,292)	$81,689,592
Investments at value — affiliated (cost — $2,517,226)	2,517,226
Receivables:	—
Securities lending income — affiliated	434
Dividends — affiliated	102
Dividends — unaffiliated	218,266
From affiliate(s)	816
Prepaid expenses	704

Total assets	84,427,140

LIABILITIES
Payables:	—
Investments purchased	74,975
Capital shares redeemed	351,940
Investment advisory fees	50,233
Other affiliates	313
Professional fees	74,461
Transfer agent fees	39,572
Other accrued expenses	62,106

Total liabilities	653,600

NET ASSETS	$83,773,540

NET ASSETS CONSIST OF
Paid-in capital	$77,132,505
Accumulated earnings	6,641,035

NET ASSETS	$83,773,540

NET ASSET VALUE
Class I — Based on net assets of $83,773,540 and 7,368,422 shares outstanding, 100 million shares authorized, $0.10 par value	$11.37

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statement of Operations (unaudited)

Six Months Ended June 30, 2020

BlackRock International V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$3,613
Dividends — unaffiliated	577,577
Securities lending income — affiliated — net	1,882
Foreign taxes withheld	(62,897)

Total investment income	520,175

EXPENSES
Investment advisory	306,258
Transfer agent	83,725
Accounting services	25,663
Professional	23,618
Custodian	18,339
Printing	13,539
Directors and Officer	2,710
Miscellaneous	2,574

Total expenses	476,426
Less:
Fees waived and/or reimbursed by the Manager	(15,472)
Transfer agent fees waived and/or reimbursed	(81,200)

Total expenses after fees waived and/or reimbursed	379,754

Net investment income	140,421

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	129
Investments — unaffiliated	(2,389,907)
Foreign currency transactions	(12,569)

(2,402,347)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(3,286,870)
Foreign currency translations	(37)

(3,286,907)

Net realized and unrealized loss	(5,689,254)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,548,833)

See notes to financial statements.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock International V.I. Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$140,421	$1,182,648
Net realized gain (loss)	(2,402,347)	4,130,091
Net change in unrealized appreciation (depreciation)	(3,286,907)	19,554,105

Net increase (decrease) in net assets resulting from operations	(5,548,833)	24,866,844

DISTRIBUTIONS TO SHAREHOLDERS (a)
Decrease in net assets resulting from distributions to shareholders	—	(1,052,006)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(5,821,024)	(10,904,229)

NET ASSETS
Total increase (decrease) in net assets	(11,369,857)	12,910,609
Beginning of period	95,143,397	82,232,788

End of period	$83,773,540	$95,143,397

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	9

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock International V.I. Fund

	Class I

	Six Months Ended		Year Ended December 31,

	06/30/20 (unaudited)		2019	2018	2017	2016		2015

Net asset value, beginning of period	$12.02		$9.20	$12.56	$9.58	$9.71		$10.10

Net investment income (a)	0.02		0.14	0.17 (b)	0.15	0.15		0.14
Net realized and unrealized gain (loss)	(0.67)		2.81	(2.88)	2.83	(0.11)		(0.42)

Net increase (decrease) from investment operations	(0.65)		2.95	(2.71)	2.98	0.04		(0.28)

Distributions (c)
From net investment income	—		(0.13)	(0.32)	—	(0.17)		(0.11)
From net realized gain	—		—	(0.33)	—	—		—
From return of capital	—		—	—	—	(0.00	)(d)	—

Total distributions	—		(0.13)	(0.65)	—	(0.17)		(0.11)

Net asset value, end of period	$11.37		$12.02	$9.20	$12.56	$9.58		$9.71

Total Return (e)
Based on net asset value	(5.41)%	(f)	32.12%	(21.82)%	31.11%	0.39%		(2.76)%

Ratios to Average Net Assets (g)
Total expenses	1.17%	(h)	1.12%	1.20%	1.24%	1.15%		1.09%

Total expenses after fees waived and/or reimbursed	0.93%	(h)	0.97%	1.07%	1.11%	1.04%		0.98%

Net investment income	0.34%	(h)	1.31%	1.48% (b)	1.37%	1.57%		1.35%

Supplemental Data
Net assets, end of period (000)	$83,774		$95,143	$82,233	$115,433	$96,201		$107,942

Portfolio turnover rate	66%		104%	100%	103%	82%		112%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.04 per share and 0.31%, respectively, resulting from non-recurring dividends.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	—%	0.01%	0.01%	0.01%	—%	—%

(h)	Annualized.

See notes to financial statements.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock International V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign

NOTES TO FINANCIAL STATEMENTS	11

Notes to Financial Statements  (unaudited) (continued)

exchange-traded and over-the-counter options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.75%
$1 Billion — $3 Billion	0.71
$3 Billion — $5 Billion	0.68
$5 Billion — $10 Billion	0.65
Greater than $10 Billion	0.64

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2020, the Fund did not pay any amounts to affiliates in return for these services.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to May 1, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the amount waived was $431.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the six months ended June 30, 2020, the Fund reimbursed the Manager $534 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to 0.08% of average daily net assets. The Manager has agreed not to reduce or discontinue the contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in transfer agent fees waived and/or reimbursed in the Statement of Operations. For the six months ended June 30, 2020, expense waivers and/or reimbursements were $48,573.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 0.93% for Class I.

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, the Manager waived $15,041

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (unaudited) (continued)

and $32,627, which is included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed, respectively, in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2020, the Fund paid BIM $467 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, excluding short-term securities, were $53,391,784 and $59,357,027, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$76,891,532

Gross unrealized appreciation	$11,893,854
Gross unrealized depreciation	(4,578,568)

Net unrealized appreciation (depreciation)	$7,315,286

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (unaudited) (continued)

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19
	Shares	Amount	Shares	Amount
Class I
Shares sold	115,092	$1,164,059	234,006	$2,548,975
Shares issued in reinvestment of distributions	—	—	88,914	1,052,006
Shares redeemed	(662,084)	(6,985,083)	(1,344,919)	(14,505,210)

Net decrease	(546,992)	$(5,821,024)	(1,021,999)	$(10,904,229)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts

PJSC	Public Joint Stock Company

GLOSSARY OF TERMS USED IN THIS REPORT	17

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Variable Series Funds, Inc.

•	BlackRock International Index V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of June 30, 2020	BlackRock International Index V.I. Fund

Investment Objective

The investment objective of the BlackRock International Index V.I. Fund (the “Fund”) is to seek to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) (the “MSCI EAFE Index” or the “Underlying Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund’s Class I Shares returned (10.76)%. The MSCI EAFE Index returned (11.34)% for the same period. The MSCI EAFE Index is a free-float adjusted, market-capitalization weighted index designed to measure equity performance of developed markets, excluding the United States and Canada.

Describe the market environment?

Developed markets, as represented by the MSCI EAFE Index, declined 22.7% in the first quarter of 2020 (in U.S. dollar terms). All eleven of the Global Industry Classification Standard (“GICS”) sectors tumbled in the quarter. Health care (with a loss of 8.6%) outperformed in the asset class while traditional defensive sectors such as consumer staples and utilities also fared better than other sectors. Energy was the worst-performing sector in the first three months of 2020.

In the Asia Pacific region, Japan outperformed relatively (declining 16.75%) in the first quarter of 2020 while the country is likely to see a technical recession after a contraction in its fourth quarter of 2019 gross domestic product growth due to a sales tax hike and as the coronavirus pandemic hit Japan’s tourism and trade in the first quarter of 2020. Both Singapore and Australia suffered from record drawdowns on coronavirus fears during the quarter.

On continental Europe, Italy and Spain were among the worst performers in the first quarter of 2020 (with losses of 29.2% and 29.7%, respectively) as the coronavirus outbreak in Italy intensified in late February and virus-related measures started to disrupt economic activities in the broader region with both France and Germany dragging the index down. The globally integrated European economy is particularly vulnerable to global supply chain disruptions, posing downside risks to growth. Macro data across the region already showed a significant negative impact, as export orders sharply declined and the Eurozone March 2020 final manufacturing Purchasing Managers’ Index came in at 44.5 versus the 44.6 estimated, its lowest since July 2012.

In the United Kingdom, business sentiment improved in the first two months of 2020, before the spread of coronavirus started to rattle its economy, pushing U.K. equities down in March 2020.

Developed markets, as represented by the MSCI EAFE Index, advanced 15.2% (in U.S. dollar terms) in the second quarter of 2020, amid strong fiscal and monetary stimulus, combined with the reopening of economies.

The European Central Bank (“ECB”) continued its quantitative easing with a novel and flexible Pandemic Emergency Purchase Programme that allows the ECB to buy government debt out of proportion to euro area country shareholdings in the bank. Meanwhile, the targeted long-term refinancing operation provided a record boost to the ECB balance.

On continental Europe, Germany outperformed in the second quarter of 2020 with stronger government support while Italy, Switzerland and Spain lagged. Shares in the United Kingdom underperformed the region, with lower quarterly gains.

In the Asia-Pacific region, Australia led strong gains after suffering from record drawdowns on coronavirus fears in the previous quarter. Hong Kong and Singapore posted positive returns but underperformed in the region.

From a sector perspective, all GICS sectors rallied in the second quarter of 2020. Information technology and materials outperformed in the asset class while traditional defensive sectors such as consumer staples and real estate fell behind in the rally. Energy was the worst-performing sector, adding back only 0.2% gains after losing 36% in the first quarter of 2020.

Describe recent portfolio activity.

During the six-month period, as changes were made to the composition of the MSCI EAFE Index, the Fund purchased and sold securities to maintain its objective of matching the risks and return of the Underlying Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Underlying Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock International Index V.I. Fund

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
Class I (b)(c)	(10.76)%	(4.74)%	1.99%	5.55%
MSCI EAFE Index (d)	(11.34)	(5.13)	2.05	5.73

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(c)

Under normal circumstances, the Fund invests at least 90% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI EAFE Index. On October 29, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the International Equity Index Fund (the “Predecessor Fund”), a series of State Farm Variable Product Trust, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization; accordingly, the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization.

(d)	A free float-adjusted, market-capitalization weighted index designed to measure equity performance of developed markets, excluding the United States and Canada.
Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Portfolio Information

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
Japan	25%
United Kingdom	13
France	11
Germany	10
Switzerland	10
Australia	7
Netherlands	4
Hong Kong	3
Sweden	3
Denmark	2
Italy	2
Spain	2
Finland	1
Singapore	1
Other(a)	5
Short-Term Securities	4
Liabilities in Excess of Other Assets	(3)

(a)	Includes holdings within countries that are 1% or less of net assets. Please refer to Schedule of Investments for such countries.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$892.40	$1.27	$1,000.00	$1,023.52	$1.36	0.27%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.1%

Australia — 7.4%
Afterpay Ltd.(a)	2,741	$118,378
AGL Energy Ltd.	8,066	95,422
AMP Ltd.(a)	46,373	60,003
Ampol Ltd.	3,273	66,692
APA Group(b)	15,568	120,377
Aristocrat Leisure Ltd.	7,276	130,288
ASX Ltd.	2,547	151,389
Aurizon Holdings Ltd.	23,960	81,533
AusNet Services	24,028	27,761
Australia & New Zealand Banking Group Ltd.	36,307	471,089
BGP Holdings plc(c)	253,848	3
BHP Group Ltd.	37,832	941,937
BHP Group plc	26,812	548,656
BlueScope Steel Ltd.	6,737	55,498
Brambles Ltd.	19,656	149,040
CIMIC Group Ltd.	1,293	21,728
Coca-Cola Amatil Ltd.	6,738	40,586
Cochlear Ltd.	828	108,707
Coles Group Ltd.	16,964	201,657
Commonwealth Bank of Australia	22,727	1,097,586
Computershare Ltd.	6,136	56,816
Crown Resorts Ltd.	4,428	29,829
CSL Ltd.	5,826	1,158,727
Dexus	14,431	92,623
Evolution Mining Ltd.	20,784	82,564
Fortescue Metals Group Ltd.	21,737	211,320
Glencore plc(a)	128,201	273,094
Goodman Group	21,515	221,997
GPT Group (The)	23,998	69,717
Insurance Australia Group Ltd.	28,928	116,098
Lendlease Group(b)	8,407	72,664
Macquarie Group Ltd.	4,321	358,609
Magellan Financial Group Ltd.	1,613	65,868
Medibank Pvt Ltd.	36,617	75,916
Mirvac Group	49,339	74,532
National Australia Bank Ltd.	41,368	524,231
Newcrest Mining Ltd.	10,271	227,750
Northern Star Resources Ltd.	9,499	89,585
Oil Search Ltd.	25,328	56,131
Orica Ltd.	5,028	58,147
Origin Energy Ltd.	21,517	87,558
Qantas Airways Ltd.	9,644	25,556
QBE Insurance Group Ltd.	18,704	115,424
Ramsay Health Care Ltd.	2,295	105,989
REA Group Ltd.	701	52,823
Rio Tinto plc	14,430	812,071
Santos Ltd.	21,942	81,549
Scentre Group	66,680	101,230
SEEK Ltd.	4,434	67,835
Sonic Healthcare Ltd.	5,750	121,422
South32 Ltd.	59,618	84,403
Stockland	32,369	75,057
Suncorp Group Ltd.	15,622	100,385
Sydney Airport(b)	14,680	57,936
Tabcorp Holdings Ltd.	25,426	59,971
Telstra Corp. Ltd.	51,980	112,829
TPG Telecom Ltd.(a)	4,934	30,304
Transurban Group(b)	35,045	343,677
Treasury Wine Estates Ltd.	9,555	69,521
Tuas Ltd.(a)	2,467	1,149
Vicinity Centres	43,755	43,856
Washington H Soul Pattinson & Co. Ltd.	1,455	19,763
Wesfarmers Ltd.	14,430	448,660

Security	Shares	Value

Australia (continued)
Westpac Banking Corp.	46,360	$581,048
WiseTech Global Ltd.	1,912	25,865
Woodside Petroleum Ltd.	11,736	177,362
Woolworths Group Ltd.	16,051	413,743

		12,621,534

Austria — 0.2%
ANDRITZ AG	968	35,294
Erste Group Bank AG	3,659	86,417
OMV AG(a)	1,717	57,938
Raiffeisen Bank International AG(a)	1,968	35,175
Verbund AG	920	41,319
voestalpine AG	1,524	32,912

		289,055

Belgium — 0.9%
Ageas SA	2,267	80,342
Anheuser-Busch InBev SA/NV	9,695	477,929
Colruyt SA	748	41,110
Elia Group SA/NV	397	43,190
Galapagos NV(a)	573	113,097
Groupe Bruxelles Lambert SA	972	81,415
KBC Group NV	3,211	184,476
Proximus SADP	2,022	41,202
Sofina SA	198	52,283
Solvay SA	973	78,060
Telenet Group Holding NV	601	24,763
UCB SA	1,657	192,289
Umicore SA	2,436	114,989

		1,525,145

Chile — 0.0%
Antofagasta plc	5,243	60,684

China — 0.5%
BeiGene Ltd., ADR(a)(d)	494	93,070
BOC Hong Kong Holdings Ltd.	46,500	148,888
Budweiser Brewing Co. APAC Ltd.(e)	22,100	64,696
Prosus NV(a)	6,245	580,525
Yangzijiang Shipbuilding Holdings Ltd.	31,700	21,340

		908,519

Denmark — 2.3%
Ambu A/S, Class B	2,096	66,259
AP Moller — Maersk A/S, Class A	50	54,673
AP Moller — Maersk A/S, Class B	79	92,588
Carlsberg A/S, Class B	1,356	179,817
Chr Hansen Holding A/S	1,315	135,636
Coloplast A/S, Class B	1,524	237,543
Danske Bank A/S(a)	8,480	113,365
Demant A/S(a)	1,632	43,250
DSV Panalpina A/S	2,673	328,338
Genmab A/S(a)	853	287,626
GN Store Nord A/S	1,644	88,004
H Lundbeck A/S	927	35,026
Novo Nordisk A/S, Class B(d)	22,712	1,479,635
Novozymes A/S, Class B	2,698	156,419
Orsted A/S(e)	2,396	276,502
Pandora A/S	1,323	72,255
Tryg A/S	1,607	46,690
Vestas Wind Systems A/S	2,553	261,434

		3,955,060

Finland — 1.2%
Elisa OYJ	1,747	106,308
Fortum OYJ	5,443	103,842
Kone OYJ, Class B	4,334	298,914

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland (continued)
Metso OYJ	1,399	$45,976
Neste OYJ	5,519	216,765
Nokia OYJ	73,258	320,128
Nordea Bank Abp	41,875	290,405
Orion OYJ, Class B	1,385	67,165
Sampo OYJ, Class A	6,046	208,404
Stora Enso OYJ, Class R	7,327	87,699
UPM-Kymmene OYJ	6,733	195,019
Wartsila OYJ Abp	5,901	48,949

		1,989,574

France — 10.5%
Accor SA(a)	2,301	62,798
Aeroports de Paris	395	40,780
Air Liquide SA	6,083	879,522
Airbus SE(a)	7,540	540,270
Alstom SA	2,360	109,978
Amundi SA(a)(e)	804	63,205
Arkema SA	814	78,245
Atos SE(a)	1,264	108,367
AXA SA	24,722	520,223
BioMerieux	551	75,671
BNP Paribas SA(a)	14,551	581,371
Bollore SA	11,639	36,725
Bouygues SA(a)	2,914	99,818
Bureau Veritas SA(a)	3,526	74,785
Capgemini SE	2,042	235,650
Carrefour SA	7,725	119,800
Casino Guichard Perrachon SA(a)	735	27,230
Cie de Saint-Gobain(a)	6,642	239,650
Cie Generale des Etablissements Michelin SCA	2,157	224,831
CNP Assurances(a)	2,282	26,468
Covivio	612	44,391
Credit Agricole SA(a)	15,229	144,610
Danone SA	7,856	545,310
Dassault Aviation SA(a)	33	30,277
Dassault Systemes SE	1,682	291,983
Edenred	3,130	137,276
Eiffage SA(a)	1,069	97,992
Electricite de France SA	7,785	72,378
Engie SA(a)	23,207	287,812
EssilorLuxottica SA(a)	3,651	472,230
Eurazeo SE(a)	537	27,594
Faurecia SE(a)	1,009	39,642
Gecina SA	601	74,228
Getlink SE(a)	5,858	84,711
Hermes International	403	338,362
ICADE	379	26,465
Iliad SA	193	37,676
Ingenico Group SA(a)	788	126,611
Ipsen SA	501	42,501
JCDecaux SA(a)	990	18,494
Kering SA	975	533,051
Klepierre SA	2,450	48,973
La Francaise des Jeux SAEM(e)	1,103	34,092
Legrand SA	3,407	258,872
L’Oreal SA	3,226	1,041,181
LVMH Moet Hennessy Louis Vuitton SE(d)	3,565	1,573,931
Natixis SA(a)	12,518	33,017
Orange SA	25,324	302,824
Orpea	664	76,694
Pernod Ricard SA	2,730	429,883
Peugeot SA(a)	7,357	120,648
Publicis Groupe SA	2,776	90,178

Security	Shares	Value

France (continued)
Remy Cointreau SA	300	$40,928
Renault SA(a)	2,559	65,494
Safran SA(a)	4,155	417,957
Sanofi	14,485	1,477,248
Sartorius Stedim Biotech	362	91,781
Schneider Electric SE	7,036	782,662
SCOR SE(a)	1,940	53,579
SEB SA	300	49,764
Societe Generale SA(a)	10,388	173,684
Sodexo SA	1,160	78,657
Suez SA	4,361	51,257
Teleperformance(a)	765	194,832
Thales SA	1,328	107,482
TOTAL SA	31,728	1,223,382
Ubisoft Entertainment SA(a)	1,162	96,226
Unibail-Rodamco-Westfield(d)	1,787	100,727
Valeo SA	3,186	84,032
Veolia Environnement SA	7,157	161,613
Vinci SA	6,547	607,059
Vivendi SA	10,445	269,896
Wendel SE	369	35,216
Worldline SA(a)(e)	1,777	154,936

		17,947,686

Germany — 8.5%
adidas AG(a)	2,444	644,365
Allianz SE (Registered)	5,355	1,094,254
Aroundtown SA(a)	15,905	91,164
BASF SE	11,689	656,563
Bayer AG (Registered)	12,610	934,698
Bayerische Motoren Werke AG	4,202	268,259
Beiersdorf AG	1,340	152,377
Brenntag AG	2,054	108,903
Carl Zeiss Meditec AG	538	52,386
Commerzbank AG(a)	13,321	59,370
Continental AG	1,346	132,327
Covestro AG(e)	2,111	80,404
Daimler AG (Registered)	10,980	446,709
Delivery Hero SE(a)(e)	1,643	168,847
Deutsche Bank AG (Registered)(a)	24,963	238,149
Deutsche Boerse AG	2,418	437,602
Deutsche Lufthansa AG (Registered)(a)	3,133	31,432
Deutsche Post AG (Registered)	12,555	461,018
Deutsche Telekom AG (Registered)	42,419	711,759
Deutsche Wohnen SE	4,524	203,289
E.ON SE	28,573	322,523
Evonik Industries AG	2,692	68,565
Fraport AG Frankfurt Airport Services Worldwide(a)(d)	553	24,224
Fresenius Medical Care AG & Co. KGaA	2,721	234,087
Fresenius SE & Co. KGaA	5,288	262,829
GEA Group AG	1,958	62,144
Hannover Rueck SE	747	129,100
HeidelbergCement AG	1,979	105,939
Henkel AG & Co. KGaA	1,370	114,615
HOCHTIEF AG	256	22,779
Infineon Technologies AG	16,272	381,289
KION Group AG	801	49,317
Knorr-Bremse AG(a)	646	65,560
LANXESS AG	1,089	57,588
LEG Immobilien AG	886	112,376
Merck KGaA	1,644	191,440
METRO AG	2,394	22,720
MTU Aero Engines AG	650	113,165

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	1,859	$484,074
Nemetschek SE	741	50,916
Puma SE(a)	1,100	85,288
RWE AG	7,415	259,578
SAP SE	13,404	1,873,739
Scout24 AG(e)	1,381	106,845
Siemens AG (Registered)	9,820	1,158,144
Siemens Healthineers AG(e)	1,994	95,848
Symrise AG	1,640	191,629
TeamViewer AG(a)	1,669	91,131
Telefonica Deutschland Holding AG	13,365	39,416
thyssenkrupp AG(a)	5,144	36,699
Uniper SE	2,405	77,607
United Internet AG (Registered)	1,341	56,975
Volkswagen AG	432	69,750
Vonovia SE	6,654	406,713
Zalando SE(a)(e)	1,947	138,121

		14,536,608

Hong Kong — 2.9%
AIA Group Ltd.	155,154	1,451,870
ASM Pacific Technology Ltd.	4,000	42,272
Bank of East Asia Ltd. (The)	16,825	38,568
CK Asset Holdings Ltd.	33,159	198,848
CK Infrastructure Holdings Ltd.	9,000	46,523
CLP Holdings Ltd.	20,783	204,115
Dairy Farm International Holdings Ltd.	4,500	21,027
Hang Lung Properties Ltd.	27,000	64,187
Hang Seng Bank Ltd.	9,574	161,248
Henderson Land Development Co. Ltd.	18,836	71,835
HK Electric Investments & HK Electric Investments Ltd.(b)	35,000	36,354
HKT Trust & HKT Ltd.(b)	50,100	73,520
Hong Kong & China Gas Co. Ltd.	133,543	207,548
Hong Kong Exchanges & Clearing Ltd.	15,407	656,211
Hongkong Land Holdings Ltd.	13,800	57,401
Jardine Matheson Holdings Ltd.	2,900	121,251
Jardine Strategic Holdings Ltd.	2,900	62,556
Kerry Properties Ltd.	8,500	22,080
Link REIT	26,700	219,211
Melco Resorts & Entertainment Ltd., ADR	2,854	44,294
MTR Corp. Ltd.	20,000	104,015
New World Development Co. Ltd.	20,361	96,676
NWS Holdings Ltd.	20,254	17,618
PCCW Ltd.	56,000	32,019
Power Assets Holdings Ltd.	18,500	101,085
Sino Land Co. Ltd.	37,311	47,206
Sun Hung Kai Properties Ltd.	16,500	210,792
Swire Pacific Ltd., Class A	6,500	34,546
Swire Properties Ltd.	15,600	39,829
Techtronic Industries Co. Ltd.	17,500	173,155
WH Group Ltd.(e)	117,000	101,111
Wharf Real Estate Investment Co. Ltd.	12,953	62,182
Wheelock & Co. Ltd.	9,000	71,296

		4,892,449

Ireland — 0.7%
AerCap Holdings NV(a)(d)	1,611	49,619
CRH plc	9,929	341,759
Flutter Entertainment plc	1,979	261,276
Kerry Group plc, Class A	2,022	251,188
Kingspan Group plc	1,962	126,659

Security	Shares	Value

Ireland (continued)
Smurfit Kappa Group plc	2,996	$100,683

		1,131,184

Israel — 0.6%
Azrieli Group Ltd.	564	25,705
Bank Hapoalim BM	14,196	84,866
Bank Leumi Le-Israel BM	18,004	90,523
Check Point Software Technologies Ltd.(a)(d)	1,450	155,773
Elbit Systems Ltd.	313	43,013
ICL Group Ltd.	9,360	27,881
Israel Discount Bank Ltd., Class A	15,549	47,424
Mizrahi Tefahot Bank Ltd.	1,858	34,912
Nice Ltd.(a)	814	153,441
Teva Pharmaceutical Industries Ltd., ADR(a)(d)	14,395	177,490
Wix.com Ltd.(a)(d)	657	168,337

		1,009,365

Italy — 2.0%
Assicurazioni Generali SpA	14,224	216,066
Atlantia SpA(a)	6,193	100,174
Davide Campari-Milano SpA	7,722	65,305
DiaSorin SpA	323	62,031
Enel SpA	103,512	895,218
Eni SpA	32,371	310,309
Ferrari NV	1,618	277,156
FinecoBank Banca Fineco SpA(a)	7,920	107,190
Infrastrutture Wireless Italiane SpA(e)	3,081	30,928
Intesa Sanpaolo SpA(a)	190,720	366,505
Leonardo SpA	5,381	35,872
Mediobanca Banca di Credito Finanziario SpA	8,248	59,561
Moncler SpA(a)	2,379	91,481
Nexi SpA(a)(e)	4,835	83,841
Pirelli & C SpA(a)(e)	5,318	22,625
Poste Italiane SpA(e)	6,946	60,675
Prysmian SpA	3,194	74,095
Recordati SpA	1,390	69,554
Snam SpA	25,938	126,452
Telecom Italia SpA(d)	201,859	79,189
Terna Rete Elettrica Nazionale SpA	18,516	127,715
UniCredit SpA(a)	27,234	251,348

		3,513,290

Japan — 25.1%
ABC-Mart, Inc.	400	23,465
Acom Co. Ltd.	5,300	20,282
Advantest Corp.	2,500	142,676
Aeon Co. Ltd.	8,100	188,443
Aeon Mall Co. Ltd.	1,400	18,604
AGC, Inc.	2,500	71,674
Air Water, Inc.	2,000	28,258
Aisin Seiki Co. Ltd.	1,900	55,693
Ajinomoto Co., Inc.	5,600	92,932
Alfresa Holdings Corp.	2,500	52,403
Amada Co. Ltd.	4,500	36,845
ANA Holdings, Inc.(a)	1,500	34,279
Aozora Bank Ltd.	1,600	27,899
Asahi Group Holdings Ltd.	5,000	175,611
Asahi Intecc Co. Ltd.	2,600	74,205
Asahi Kasei Corp.	15,700	128,517
Astellas Pharma, Inc.	23,900	399,120
Bandai Namco Holdings, Inc.	2,500	131,595
Bank of Kyoto Ltd. (The)	700	24,871
Benesse Holdings, Inc.	1,000	26,820

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Bridgestone Corp.	6,900	$222,701
Brother Industries Ltd.	3,000	54,201
Calbee, Inc.	1,100	30,404
Canon, Inc.(d)	12,700	253,340
Casio Computer Co. Ltd.	2,600	45,359
Central Japan Railway Co.	1,900	293,851
Chiba Bank Ltd. (The)	6,300	29,785
Chubu Electric Power Co., Inc.	8,100	101,590
Chugai Pharmaceutical Co. Ltd.	8,700	465,798
Chugoku Electric Power Co., Inc. (The)	3,700	49,329
Coca-Cola Bottlers Japan Holdings, Inc.	1,400	25,391
Concordia Financial Group Ltd.	14,300	45,975
Cosmos Pharmaceutical Corp.	300	46,030
CyberAgent, Inc.	1,300	63,900
Dai Nippon Printing Co. Ltd.	3,200	73,569
Daicel Corp.	3,500	27,126
Daifuku Co. Ltd.	1,300	113,922
Dai-ichi Life Holdings, Inc.(d)	14,000	167,580
Daiichi Sankyo Co. Ltd.	7,313	598,142
Daikin Industries Ltd.	3,200	517,760
Daito Trust Construction Co. Ltd.	900	82,945
Daiwa House Industry Co. Ltd.	7,200	170,027
Daiwa House REIT Investment Corp.	23	54,110
Daiwa Securities Group, Inc.	20,500	86,118
Denso Corp.	5,600	219,615
Dentsu Group, Inc.	2,900	68,793
Disco Corp.	400	97,555
East Japan Railway Co.	3,800	263,322
Eisai Co. Ltd.	3,200	254,237
Electric Power Development Co. Ltd.	1,980	37,534
ENEOS Holdings, Inc.	39,550	140,979
FamilyMart Co. Ltd.	3,200	54,937
FANUC Corp.	2,500	448,175
Fast Retailing Co. Ltd.	700	402,340
Fuji Electric Co. Ltd.	1,600	44,038
FUJIFILM Holdings Corp.	4,600	196,888
Fujitsu Ltd.(d)	2,500	292,708
Fukuoka Financial Group, Inc.	1,900	30,041
GLP J-Reit(a)	47	67,917
GMO Payment Gateway, Inc.	500	52,297
Hakuhodo DY Holdings, Inc.	3,100	36,998
Hamamatsu Photonics KK	1,700	74,026
Hankyu Hanshin Holdings, Inc.	3,000	101,335
Hikari Tsushin, Inc.	300	68,594
Hino Motors Ltd.	3,400	23,068
Hirose Electric Co. Ltd.	435	47,767
Hisamitsu Pharmaceutical Co., Inc.	500	27,028
Hitachi Construction Machinery Co. Ltd.	1,400	38,890
Hitachi Ltd.	12,400	394,132
Hitachi Metals Ltd.	2,900	34,759
Honda Motor Co. Ltd.	20,900	534,908
Hoshizaki Corp.	700	59,997
Hoya Corp.	4,800	459,643
Hulic Co. Ltd.	4,000	37,764
Idemitsu Kosan Co. Ltd.	2,425	51,754
Iida Group Holdings Co. Ltd.	2,000	30,737
Inpex Corp.	13,600	84,922
Isetan Mitsukoshi Holdings Ltd.	4,480	25,782
Isuzu Motors Ltd.	7,300	66,338
Ito En Ltd.	700	39,514
ITOCHU Corp.	17,300	374,334
Itochu Techno-Solutions Corp.	1,300	48,889
Japan Airlines Co. Ltd.	1,500	27,068
Japan Airport Terminal Co. Ltd.	600	25,603
Japan Exchange Group, Inc.	6,300	145,908

Security	Shares	Value

Japan (continued)
Japan Post Bank Co. Ltd.	5,400	$40,161
Japan Post Holdings Co. Ltd.	19,800	141,306
Japan Post Insurance Co. Ltd.	3,000	39,529
Japan Prime Realty Investment Corp.	11	32,270
Japan Real Estate Investment Corp.	17	87,246
Japan Retail Fund Investment Corp.	35	43,777
Japan Tobacco, Inc.	15,500	287,878
JFE Holdings, Inc.	6,500	46,992
JGC Holdings Corp.	2,800	29,526
JSR Corp.	2,600	50,440
JTEKT Corp.	2,700	21,082
Kajima Corp.	6,000	71,741
Kakaku.com, Inc.	1,800	45,854
Kamigumi Co. Ltd.	1,400	27,533
Kansai Electric Power Co., Inc. (The)	9,400	91,086
Kansai Paint Co. Ltd.	2,400	50,716
Kao Corp.	6,100	484,083
Kawasaki Heavy Industries Ltd.	1,900	27,443
KDDI Corp.(d)	21,200	632,547
Keihan Holdings Co. Ltd.	1,300	58,057
Keikyu Corp.	2,900	44,376
Keio Corp.	1,200	68,676
Keisei Electric Railway Co. Ltd.	1,700	53,279
Keyence Corp.	2,356	987,309
Kikkoman Corp.	1,900	91,765
Kintetsu Group Holdings Co. Ltd.	2,100	94,226
Kirin Holdings Co. Ltd.	10,400	219,230
Kobayashi Pharmaceutical Co. Ltd.	600	52,755
Kobe Bussan Co. Ltd.	800	45,428
Koito Manufacturing Co. Ltd.	1,400	56,643
Komatsu Ltd.	11,200	229,382
Konami Holdings Corp.	1,200	40,043
Kose Corp.	400	48,419
Kubota Corp.	13,500	201,943
Kuraray Co. Ltd.	4,200	43,952
Kurita Water Industries Ltd.	1,300	36,164
Kyocera Corp.	4,100	223,797
Kyowa Kirin Co. Ltd.	3,500	92,137
Kyushu Electric Power Co., Inc.	5,000	41,906
Kyushu Railway Co.	2,100	54,566
Lasertec Corp.	1,000	94,531
Lawson, Inc.	700	35,210
LINE Corp.(a)	800	40,263
Lion Corp.	3,000	72,155
LIXIL Group Corp.	3,500	49,155
M3, Inc.	5,600	237,894
Makita Corp.	2,700	98,184
Marubeni Corp.	21,200	96,299
Marui Group Co. Ltd.	2,500	45,223
Maruichi Steel Tube Ltd.	700	17,448
Mazda Motor Corp.	7,600	45,918
McDonald’s Holdings Co. Japan Ltd.	900	48,643
Mebuki Financial Group, Inc.	10,980	25,577
Medipal Holdings Corp.	2,300	44,391
MEIJI Holdings Co. Ltd.	1,500	119,364
Mercari, Inc.(a)	1,000	31,051
MINEBEA MITSUMI, Inc.	4,600	83,847
MISUMI Group, Inc.	3,800	95,412
Mitsubishi Chemical Holdings Corp.	15,800	92,140
Mitsubishi Corp.	17,300	365,579
Mitsubishi Electric Corp.	23,600	308,246
Mitsubishi Estate Co. Ltd.	15,000	223,527
Mitsubishi Gas Chemical Co., Inc.	2,200	33,461
Mitsubishi Heavy Industries Ltd.	4,000	94,440
Mitsubishi Materials Corp.	1,400	29,562

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Mitsubishi Motors Corp.	8,900	$22,058
Mitsubishi UFJ Financial Group, Inc.	156,560	616,146
Mitsubishi UFJ Lease & Finance Co. Ltd.	5,400	25,768
Mitsui & Co. Ltd.	20,800	308,186
Mitsui Chemicals, Inc.	2,400	50,199
Mitsui Fudosan Co. Ltd.	11,900	211,400
Miura Co. Ltd.	1,100	45,837
Mizuho Financial Group, Inc.	303,700	373,565
MonotaRO Co. Ltd.	1,700	68,303
MS&AD Insurance Group Holdings, Inc.	6,000	165,232
Murata Manufacturing Co. Ltd.	7,300	430,324
Nabtesco Corp.	1,500	46,421
Nagoya Railroad Co. Ltd.	2,400	67,645
NEC Corp.	3,200	153,746
Nexon Co. Ltd.	5,900	133,083
NGK Insulators Ltd.	3,500	48,495
NGK Spark Plug Co. Ltd.	2,100	30,183
NH Foods Ltd.	900	36,216
Nidec Corp.	5,600	377,265
Nihon M&A Center, Inc.	1,900	86,408
Nikon Corp.	4,300	36,113
Nintendo Co. Ltd.	1,400	625,896
Nippon Building Fund, Inc.	17	96,818
Nippon Express Co. Ltd.	1,000	51,853
Nippon Paint Holdings Co. Ltd.	1,900	138,580
Nippon Prologis REIT, Inc.(a)	27	82,043
Nippon Shinyaku Co. Ltd.	600	48,974
Nippon Steel Corp.	9,900	93,550
Nippon Telegraph & Telephone Corp.	16,200	377,451
Nippon Yusen KK	2,000	28,306
Nissan Chemical Corp.	1,500	77,173
Nissan Motor Co. Ltd.	28,700	106,432
Nisshin Seifun Group, Inc.	2,600	38,822
Nissin Foods Holdings Co. Ltd.	800	70,880
Nitori Holdings Co. Ltd.	1,000	196,069
Nitto Denko Corp.	2,100	119,049
Nomura Holdings, Inc.	42,000	188,731
Nomura Real Estate Holdings, Inc.	1,700	31,650
Nomura Real Estate Master Fund, Inc.	52	62,280
Nomura Research Institute Ltd.	4,410	120,449
NSK Ltd.	4,800	35,821
NTT Data Corp.	7,700	86,089
NTT DOCOMO, Inc.	15,000	398,220
Obayashi Corp.	8,600	80,853
Obic Co. Ltd.	900	158,615
Odakyu Electric Railway Co. Ltd.	3,900	95,775
Oji Holdings Corp.	11,600	54,118
Olympus Corp.	14,900	286,862
Omron Corp.	2,400	160,748
Ono Pharmaceutical Co. Ltd.	4,700	137,177
Oracle Corp. Japan	500	59,306
Oriental Land Co. Ltd.	2,600	343,580
ORIX Corp.	16,600	206,126
Orix JREIT, Inc.	31	40,862
Osaka Gas Co. Ltd.	5,000	98,835
Otsuka Corp.	1,400	73,942
Otsuka Holdings Co. Ltd.	4,900	213,552
Pan Pacific International Holdings Corp.	5,300	116,688
Panasonic Corp.	28,600	250,795
Park24 Co. Ltd.	1,500	25,718
PeptiDream, Inc.(a)	1,200	55,291
Persol Holdings Co. Ltd.	2,400	33,088
Pigeon Corp.	1,600	61,928
Pola Orbis Holdings, Inc.	1,200	20,950

Security	Shares	Value

Japan (continued)
Rakuten, Inc.	11,400	$100,696
Recruit Holdings Co. Ltd.	16,300	560,560
Renesas Electronics Corp.(a)	9,700	49,862
Resona Holdings, Inc.	27,800	95,129
Ricoh Co. Ltd.	8,900	63,863
Rinnai Corp.	400	33,497
Rohm Co. Ltd.	1,100	73,141
Ryohin Keikaku Co. Ltd.	3,000	42,671
Santen Pharmaceutical Co. Ltd.	4,400	81,002
SBI Holdings, Inc.	2,945	63,908
SCSK Corp.	700	34,247
Secom Co. Ltd.	2,700	236,905
Sega Sammy Holdings, Inc.	2,268	27,187
Seibu Holdings, Inc.	2,600	28,320
Seiko Epson Corp.	3,700	42,386
Sekisui Chemical Co. Ltd.	4,900	70,206
Sekisui House Ltd.	7,800	148,919
Seven & i Holdings Co. Ltd.	9,640	315,358
Seven Bank Ltd.	7,900	21,653
SG Holdings Co. Ltd.	2,100	68,531
Sharp Corp.	2,300	24,666
Shimadzu Corp.	3,000	80,092
Shimamura Co. Ltd.	300	20,320
Shimano, Inc.	1,000	192,289
Shimizu Corp.	7,300	60,138
Shin-Etsu Chemical Co. Ltd.	4,500	528,127
Shinsei Bank Ltd.	2,100	25,400
Shionogi & Co. Ltd.	3,500	219,567
Shiseido Co. Ltd.	5,100	324,975
Shizuoka Bank Ltd. (The)	5,700	36,668
Showa Denko KK	1,800	40,629
SMC Corp.	700	359,745
Softbank Corp.	24,600	313,557
SoftBank Group Corp.	20,100	1,013,596
Sohgo Security Services Co. Ltd.	900	42,024
Sompo Holdings, Inc.	4,400	151,472
Sony Corp.	16,300	1,125,192
Sony Financial Holdings, Inc.	1,800	43,461
Square Enix Holdings Co. Ltd.	1,200	60,797
Stanley Electric Co. Ltd.	1,800	43,574
Subaru Corp.	7,800	163,329
SUMCO Corp.	3,100	47,660
Sumitomo Chemical Co. Ltd.	20,000	60,176
Sumitomo Corp.	15,000	172,522
Sumitomo Dainippon Pharma Co. Ltd.	2,100	29,101
Sumitomo Electric Industries Ltd.	9,200	106,128
Sumitomo Heavy Industries Ltd.	1,500	32,807
Sumitomo Metal Mining Co. Ltd.	3,100	87,326
Sumitomo Mitsui Financial Group, Inc.	16,600	468,482
Sumitomo Mitsui Trust Holdings, Inc.	4,100	115,539
Sumitomo Realty & Development Co. Ltd.	4,200	115,931
Sumitomo Rubber Industries Ltd.	2,300	22,780
Sundrug Co. Ltd.	1,000	33,096
Suntory Beverage & Food Ltd.	1,800	70,233
Suzuken Co. Ltd.	1,000	37,360
Suzuki Motor Corp.	4,800	163,901
Sysmex Corp.	2,200	168,876
T&D Holdings, Inc.	6,400	54,971
Taiheiyo Cement Corp.	1,600	37,175
Taisei Corp.	2,500	91,115
Taisho Pharmaceutical Holdings Co. Ltd.	500	30,684
Taiyo Nippon Sanso Corp.	1,700	28,429
Takeda Pharmaceutical Co. Ltd.	20,271	728,296

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
TDK Corp.	1,700	$169,237
Teijin Ltd.	2,400	38,212
Terumo Corp.	8,100	308,308
THK Co. Ltd.	1,600	39,836
TIS, Inc.	2,900	61,401
Tobu Railway Co. Ltd.	2,500	82,599
Toho Co. Ltd.	1,500	54,182
Toho Gas Co. Ltd.	1,000	49,983
Tohoku Electric Power Co., Inc.	5,700	54,148
Tokio Marine Holdings, Inc.	8,100	354,562
Tokyo Century Corp.	600	30,724
Tokyo Electric Power Co. Holdings, Inc.(a)	19,200	59,063
Tokyo Electron Ltd.	1,900	468,813
Tokyo Gas Co. Ltd.	4,800	114,934
Tokyu Corp.	6,600	92,917
Tokyu Fudosan Holdings Corp.	6,800	31,990
Toppan Printing Co. Ltd.	3,300	55,172
Toray Industries, Inc.	18,400	86,848
Toshiba Corp.	5,000	160,399
Tosoh Corp.	3,500	48,079
TOTO Ltd.	1,900	73,052
Toyo Suisan Kaisha Ltd.	1,200	67,049
Toyoda Gosei Co. Ltd.	900	18,804
Toyota Industries Corp.	1,900	100,990
Toyota Motor Corp.	27,200	1,710,447
Toyota Tsusho Corp.	2,800	71,404
Trend Micro, Inc.	1,600	89,415
Tsuruha Holdings, Inc.	500	69,057
Unicharm Corp.	5,100	209,164
United Urban Investment Corp.	39	42,005
USS Co. Ltd.	2,900	46,488
Welcia Holdings Co. Ltd.	600	48,472
West Japan Railway Co.	2,100	117,787
Yakult Honsha Co. Ltd.	1,500	88,251
Yamada Denki Co. Ltd.	8,400	41,667
Yamaha Corp.	1,800	84,897
Yamaha Motor Co. Ltd.	3,700	58,275
Yamato Holdings Co. Ltd.	4,100	89,000
Yamazaki Baking Co. Ltd.	1,600	27,484
Yaskawa Electric Corp.	3,200	111,242
Yokogawa Electric Corp.	3,000	47,006
Yokohama Rubber Co. Ltd. (The)	1,600	22,624
Z Holdings Corp.	34,800	170,789
ZOZO, Inc.	1,400	31,209

		42,877,832

Jordan — 0.0%
Hikma Pharmaceuticals plc	1,866	51,205

Luxembourg — 0.2%
ArcelorMittal SA(a)	9,423	99,807
Eurofins Scientific SE(a)	169	106,594
SES SA, FDR	4,843	33,092
Tenaris SA	6,279	40,805

		280,298

Macau — 0.2%
Galaxy Entertainment Group Ltd.	28,000	192,073
Sands China Ltd.	30,400	119,753
SJM Holdings Ltd.	26,000	29,150
Wynn Macau Ltd.	20,800	36,076

		377,052

Netherlands — 4.2%
ABN AMRO Bank NV, CVA(e)	5,624	48,398
Adyen NV(a)(e)	232	337,675

Security	Shares	Value

Netherlands (continued)
Aegon NV	23,684	$70,009
Akzo Nobel NV	2,630	236,281
Altice Europe NV(a)	6,672	25,804
ASML Holding NV	5,464	1,998,803
EXOR NV	1,319	75,707
Heineken Holding NV	1,432	117,205
Heineken NV	3,354	309,220
ING Groep NV	50,287	350,546
Just Eat Takeaway.com NV(a)(e)	1,499	156,683
Koninklijke Ahold Delhaize NV	13,979	380,985
Koninklijke DSM NV	2,211	306,927
Koninklijke KPN NV	44,704	118,909
Koninklijke Philips NV(a)	11,463	534,723
Koninklijke Vopak NV	935	49,456
NN Group NV	3,735	125,525
Randstad NV(a)	1,393	62,288
Royal Dutch Shell plc, Class A	53,203	851,847
Royal Dutch Shell plc, Class B	47,522	720,448
Wolters Kluwer NV	3,540	276,494

		7,153,933

New Zealand — 0.3%
a2 Milk Co. Ltd.(a)	9,034	118,253
Auckland International Airport Ltd.	15,598	66,334
Fisher & Paykel Healthcare Corp. Ltd.	7,121	164,045
Mercury NZ Ltd.	8,325	25,363
Meridian Energy Ltd.	17,039	53,116
Ryman Healthcare Ltd.	5,318	45,118
Spark New Zealand Ltd.	21,630	63,996

		536,225

Norway — 0.5%
DNB ASA	11,820	157,767
Equinor ASA(d)	13,127	189,103
Gjensidige Forsikring ASA(a)	2,659	49,128
Mowi ASA	5,540	105,602
Norsk Hydro ASA(a)	17,881	49,886
Orkla ASA	8,866	77,840
Schibsted ASA, Class B(a)	1,303	30,778
Telenor ASA	8,961	130,838
Yara International ASA	2,361	82,310

		873,252

Portugal — 0.2%
EDP — Energias de Portugal SA	31,796	151,771
Galp Energia SGPS SA	6,665	77,314
Jeronimo Martins SGPS SA(a)	3,347	58,572

		287,657

Russia — 0.0%
Evraz plc	6,748	23,909

Singapore — 1.1%
Ascendas REIT	42,035	96,446
CapitaLand Commercial Trust	34,838	42,637
CapitaLand Ltd.(a)	34,092	72,024
CapitaLand Mall Trust	33,000	46,825
City Developments Ltd.(d)	5,431	33,189
DBS Group Holdings Ltd.	22,867	344,076
Genting Singapore Ltd.	80,400	44,234
Jardine Cycle & Carriage Ltd.	1,283	18,724
Keppel Corp. Ltd.	17,302	74,518
Mapletree Commercial Trust	22,200	31,062
Mapletree Logistics Trust	34,100	47,873
Oversea-Chinese Banking Corp. Ltd.	42,535	277,234
Singapore Airlines Ltd.	18,000	48,586
Singapore Exchange Ltd.	9,500	57,168

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	shares	Value

Singapore (continued)
Singapore Technologies Engineering Ltd.	20,781	$49,599
Singapore Telecommunications Ltd.	106,950	190,253
Suntec REIT	24,100	24,619
United Overseas Bank Ltd.	15,059	220,040
UOL Group Ltd.	5,646	27,760
Venture Corp. Ltd.	3,600	42,072
Wilmar International Ltd.	22,600	66,846

		1,855,785

South Africa — 0.3%
Anglo American plc	15,766	363,457
Mondi plc	6,082	113,764

		477,221

Spain — 2.4%
ACS Actividades de Construccion y Servicios SA	3,114	80,026
Aena SME SA(a)(e)	884	118,228
Amadeus IT Group SA	5,504	288,972
Banco Bilbao Vizcaya Argentaria SA	84,819	292,029
Banco Santander SA	215,062	526,141
Bankinter SA	8,963	42,961
CaixaBank SA	47,036	100,624
Cellnex Telecom SA(e)	3,290	200,946
Enagas SA	3,015	73,758
Endesa SA	4,163	103,268
Ferrovial SA	6,233	166,608
Grifols SA	3,727	113,331
Iberdrola SA	74,554	870,394
Industria de Diseno Textil SA	13,883	368,364
Mapfre SA	14,331	25,591
Naturgy Energy Group SA	3,421	63,866
Red Electrica Corp. SA	5,673	106,139
Repsol SA	18,439	162,927
Siemens Gamesa Renewable Energy SA	3,170	56,442
Telefonica SA	59,573	284,924

		4,045,539

Sweden — 2.8%
Alfa Laval AB(a)	3,904	86,123
Assa Abloy AB, Class B	12,747	260,899
Atlas Copco AB, Class A	8,546	363,935
Atlas Copco AB, Class B	5,070	188,391
Boliden AB	3,637	83,420
Electrolux AB	2,964	49,869
Epiroc AB, Class A	8,142	102,023
Epiroc AB, Class B	5,188	63,714
EQT AB(a)	3,058	55,138
Essity AB, Class B(a)	7,695	249,483
Evolution Gaming Group AB(e)	1,632	96,934
Hennes & Mauritz AB, Class B	10,224	149,232
Hexagon AB, Class B(a)	3,612	212,117
Husqvarna AB, Class B	5,551	45,685
ICA Gruppen AB	1,291	61,367
Industrivarden AB, Class C(a)	2,221	50,625
Investment AB Latour, Class B(d)	1,900	34,497
Investor AB, Class B	5,739	304,442
Kinnevik AB, Class B	3,118	82,307
L E Lundbergforetagen AB, Class B(a)	1,010	46,039
Lundin Energy AB	2,489	60,746
Nibe Industrier AB, Class B(a)	4,003	88,786
Sandvik AB(a)	14,218	267,665
Securitas AB, Class B(a)	4,163	56,293

Security	Shares	Value

Sweden (continued)
Skandinaviska Enskilda Banken AB, Class A(a)	20,626	$179,045
Skanska AB, Class B(a)	4,532	92,522
SKF AB, Class B	5,029	94,010
Svenska Cellulosa AB SCA, Class B(a)	7,777	93,022
Svenska Handelsbanken AB, Class A(a)	19,458	184,760
Swedbank AB, Class A(a)	11,445	146,964
Swedish Match AB	2,143	151,201
Tele2 AB, Class B	6,403	85,236
Telefonaktiebolaget LM Ericsson, Class B	37,465	347,284
Telia Co. AB	35,360	132,289
Volvo AB, Class B(a)	19,225	302,503

		4,868,566

Switzerland — 10.3%
ABB Ltd. (Registered)	23,760	538,947
Adecco Group AG (Registered)	1,862	87,767
Alcon, Inc.(a)	6,311	362,625
Baloise Holding AG (Registered)	649	97,772
Banque Cantonale Vaudoise (Registered)	386	37,590
Barry Callebaut AG (Registered)	35	66,809
Chocoladefabriken Lindt & Spruengli AG	13	107,371
Chocoladefabriken Lindt & Spruengli AG (Registered)	2	172,514
Cie Financiere Richemont SA (Registered)	6,606	426,089
Clariant AG (Registered)(a)	2,648	52,115
Coca-Cola HBC AG	2,617	65,512
Credit Suisse Group AG (Registered)	31,168	324,299
EMS-Chemie Holding AG (Registered)	109	84,682
Geberit AG (Registered)	468	234,812
Givaudan SA (Registered)	118	441,081
Julius Baer Group Ltd.(a)	2,750	115,493
Kuehne + Nagel International AG (Registered)(a)	667	111,101
LafargeHolcim Ltd. (Registered)(a)	6,709	295,572
Logitech International SA (Registered)	2,111	138,333
Lonza Group AG (Registered)	955	505,861
Nestle SA (Registered)	38,200	4,235,258
Novartis AG (Registered)	27,575	2,402,363
Pargesa Holding SA, Class BR	513	38,896
Partners Group Holding AG	240	218,566
Roche Holding AG	9,018	3,124,282
Schindler Holding AG	508	120,223
Schindler Holding AG (Registered)	268	63,535
SGS SA (Registered)	79	193,522
Sika AG (Registered)	1,620	312,291
Sonova Holding AG (Registered)(a)	696	139,322
STMicroelectronics NV	8,187	223,164
Straumann Holding AG (Registered)	137	118,435
Swatch Group AG (The)	377	75,668
Swatch Group AG (The) (Registered)	742	29,180
Swiss Life Holding AG (Registered)	421	156,620
Swiss Prime Site AG (Registered)	947	87,849
Swiss Re AG	3,750	290,755
Swisscom AG (Registered)	329	172,528
Temenos AG (Registered)	803	124,805
UBS Group AG (Registered)	47,058	543,476
Vifor Pharma AG	605	91,529
Zurich Insurance Group AG	1,904	674,645

		17,703,257

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom — 12.5%
3i Group plc	12,301	$126,663
Admiral Group plc	2,316	65,679
Ashtead Group plc	5,873	198,114
Associated British Foods plc	4,434	104,838
AstraZeneca plc(d)	16,843	1,752,925
Auto Trader Group plc(e)	12,141	79,047
AVEVA Group plc	823	41,729
Aviva plc	48,823	165,480
BAE Systems plc	41,041	245,403
Barclays plc	220,316	310,821
Barratt Developments plc	13,463	82,745
Berkeley Group Holdings plc	1,532	78,898
BP plc	260,066	996,324
British American Tobacco plc	29,444	1,129,260
British Land Co. plc (The)	11,235	53,742
BT Group plc	114,493	161,922
Bunzl plc	4,495	120,570
Burberry Group plc	5,393	106,566
CK Hutchison Holdings Ltd.	34,159	221,200
CNH Industrial NV(a)	12,504	87,848
Coca-Cola European Partners plc	2,871	108,409
Compass Group plc	22,896	315,014
Croda International plc	1,574	102,233
DCC plc	1,289	107,559
Diageo plc(d)	29,868	992,733
Direct Line Insurance Group plc	18,282	61,301
Experian plc	11,682	410,025
Fiat Chrysler Automobiles NV(a)	13,464	136,230
GlaxoSmithKline plc	64,391	1,300,678
GVC Holdings plc	7,296	66,874
Halma plc	4,761	135,642
Hargreaves Lansdown plc	4,262	85,948
HSBC Holdings plc	260,746	1,211,840
Imperial Brands plc	12,079	229,944
Informa plc	19,097	110,414
InterContinental Hotels Group plc	2,282	100,739
Intertek Group plc	2,023	136,251
ITV plc	48,169	44,519
J Sainsbury plc	23,366	60,470
JD Sports Fashion plc	5,572	42,886
Johnson Matthey plc	2,573	67,011
Kingfisher plc	28,521	78,467
Land Securities Group plc	9,146	62,491
Legal & General Group plc	76,613	208,866
Lloyds Banking Group plc	913,047	352,217
London Stock Exchange Group plc	4,034	419,517
M&G plc	33,500	69,561
Melrose Industries plc	59,712	84,167
National Grid plc	45,032	549,408
Next plc	1,623	98,265
Ocado Group plc(a)	5,933	149,098
Pearson plc	10,380	73,893
Persimmon plc	4,139	117,140
Prudential plc	33,485	504,554
Reckitt Benckiser Group plc	9,122	839,210
RELX plc	24,673	571,075
Rentokil Initial plc	23,374	147,798
Rio Tinto Ltd.	4,767	326,414
Rolls-Royce Holdings plc(a)	24,786	87,510
Royal Bank of Scotland Group plc	59,808	89,787
RSA Insurance Group plc	13,648	69,119
Sage Group plc (The)	13,453	111,672
Schroders plc	1,653	60,331
Segro plc	13,815	152,794
Severn Trent plc	3,146	96,280

Security	Shares	Value

United Kingdom (continued)
Smith & Nephew plc	11,036	$205,641
Smiths Group plc	5,262	91,990
Spirax-Sarco Engineering plc	982	120,894
SSE plc	13,496	228,529
St. James’s Place plc	7,035	82,721
Standard Chartered plc	34,388	186,410
Standard Life Aberdeen plc	31,196	103,374
Taylor Wimpey plc	39,831	70,302
Tesco plc	125,697	353,543
Unilever NV	18,842	1,004,614
Unilever plc	14,999	809,062
United Utilities Group plc	8,430	94,726
Vodafone Group plc	340,361	541,092
Whitbread plc	2,676	73,624
Wm Morrison Supermarkets plc	29,757	70,100
WPP plc	15,652	122,028

		21,434,778

United States — 0.3%
CyberArk Software Ltd.(a)(d)	497	49,337
Ferguson plc	2,904	237,450
James Hardie Industries plc, CDI	5,862	112,953
QIAGEN NV(a)	2,837	122,204

		521,944

Total Common Stocks — 98.1% (Cost: $180,796,843)		167,748,606

Preferred Securities — 0.6%

Preferred Stocks — 0.6%

Germany — 0.6%
Bayerische Motoren Werke AG (Preference)	733	35,607
Fuchs Petrolub SE (Preference)	924	37,139
Henkel AG & Co. KGaA (Preference)	2,243	209,258
Porsche Automobil Holding SE (Preference)	1,910	110,625
Sartorius AG (Preference)	473	156,113
Volkswagen AG (Preference)	2,362	359,024

		907,766

Total Preferred Stocks — 0.6% (Cost: $690,943)		907,766

Rights — 0.0%

Spain — 0.0%(a)
ACS Actividades de Construccion y Servicios SA	3,114	4,858
Repsol SA	18,439	8,976
Telefonica SA	59,573	11,719

Total Rights — 0.0% (Cost: $27,381)		25,553

Total Long-Term Investments — 98.7% (Cost: $181,515,167)		168,681,925

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock International Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 4.1%(f)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%	20,492	$20,492
SL Liquidity Series, LLC, Money Market Series, 0.50%(g)	7,017,260	7,022,873

Security	Shares	Value

Total Short-Term Securities — 4.1% (Cost: $7,043,619)		$7,043,365

Total Investments — 102.8% (Cost: $188,558,786)		175,725,290

Liabilities in Excess of Other Assets — (2.8)%		(4,742,576)

Net Assets — 100.0%		$170,982,714

(a)	Non-income producing security.
(b)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	All or a portion of this security is on loan.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation )
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	13,454	7,038	—	20,492	$20,492	$292		$—		$—
SL Liquidity Series, LLC, Money Market Series(b)	1,651,468	5,365,792	—	7,017,260	7,022,873	15,228	(c)	3,429		(270)

					$7,043,365	$15,520		$3,429		$(270)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock International Index V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Nikkei 225 Index	4	09/10/20	$412	$(12,727)
SPI 200 Index	2	09/17/20	203	1,242
EURO STOXX 50 Index	16	09/18/20	579	7,027
FTSE 100 Index	4	09/18/20	305	(1,329)

				$(5,787)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$8,269	$—	$—	$—	$8,269

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	—	—	14,056	—	—	—	14,056

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$550,662	$—	$—	$—	$550,662

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	175	—	—	—	175

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,815,907

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock International Index V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$121,038	$12,500,493	$3	$12,621,534
Austria	—	289,055	—	289,055
Belgium	52,283	1,472,862	—	1,525,145
Chile	—	60,684	—	60,684
China	673,595	234,924	—	908,519
Denmark	364,506	3,590,554	—	3,955,060
Finland	—	1,989,574	—	1,989,574
France	76,694	17,870,992	—	17,947,686
Germany	142,047	14,394,561	—	14,536,608
Hong Kong	140,970	4,751,479	—	4,892,449
Ireland	176,278	954,906	—	1,131,184
Israel	501,600	507,765	—	1,009,365
Italy	—	3,513,290	—	3,513,290
Japan	214,129	42,663,703	—	42,877,832
Jordan	—	51,205	—	51,205
Luxembourg	—	280,298	—	280,298
Macau	—	377,052	—	377,052
Netherlands	1,152,338	6,001,595	—	7,153,933
New Zealand	—	536,225	—	536,225
Norway	—	873,252	—	873,252
Portugal	—	287,657	—	287,657
Russia	—	23,909	—	23,909
Singapore	—	1,855,785	—	1,855,785
South Africa	—	477,221	—	477,221
Spain	—	4,045,539	—	4,045,539
Sweden	—	4,868,566	—	4,868,566
Switzerland	—	17,703,257	—	17,703,257
United Kingdom	108,409	21,326,369	—	21,434,778
United States	171,541	350,403	—	521,944
Preferred Securities	—	907,766	—	907,766
Rights	25,553	—	—	25,553
Short-Term Securities	20,492	—	—	20,492

Subtotal	$3,941,473	$164,760,941	$3	$168,702,417

Investments valued at NAV(a)				7,022,873

Total Investments				$175,725,290

Derivative Financial Instruments(b)
Assets:
Equity contracts	$8,269	$—	$—	$8,269
Liabilities:
Equity contracts	(14,056)	—	—	(14,056)

	$(5,787)	$—	$—	$(5,787)

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	15

Statement of Assets and Liabilities (unaudited) June 30, 2020

BlackRock International Index V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $6,351,061) (cost — $181,515,167)	$168,681,925
Investments at value — affiliated (cost — $7,043,619)	7,043,365
Cash pledged for futures contracts	193,310
Foreign currency at value (cost — $1,048,623)	1,049,451
Receivables:
Investments sold	60,204
Securities lending income — affiliated	3,049
Capital shares sold	163,720
Dividends — affiliated	8
Dividends — unaffiliated	1,005,227
From the Manager	3,845
Investment adviser	24
From affiliate(s)	915
Variation margin on futures contracts	6,355
Prepaid expenses	1,427

Total assets	178,212,825

LIABILITIES
Bank overdraft	3,550
Cash collateral on securities loaned at value	7,019,455
Payables:
Accounting services fees	18,331
Capital shares redeemed	22,039
Custodian fees	20,660
Other affiliates	623
Pricing fees	72,829
Professional fees	41,119
Transfer agent fees	14,665
Variation margin on futures contracts	10,458
Other accrued expenses	6,382

Total liabilities	7,230,111

NET ASSETS	$170,982,714

NET ASSETS CONSIST OF
Paid-in capital	$185,338,659
Accumulated loss	(14,355,945)

NET ASSETS	$170,982,714

NET ASSET VALUE
Class I — Based on net assets of $170,982,714 and 20,393,367 shares outstanding, 100 million shares authorized, $0.10 par value	$8.38

See notes to financial statements.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations (unaudited) Six Months Ended June 30, 2020

BlackRock International Index V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$292
Dividends — unaffiliated	2,787,389
Securities lending income — affiliated — net	15,228
Foreign taxes withheld	(243,228)

Total investment income	2,559,681

EXPENSES
Pricing	90,188
Investment advisory	67,734
Printing	60,557
Transfer agent	48,483
Professional	34,390
Accounting services	28,583
Custodian	20,776
Directors and Officer	3,471
Miscellaneous	14,479

Total expenses	368,661
Less:
Fees waived and/or reimbursed by the Manager	(93,981)
Transfer agent fees waived and/or reimbursed	(45,999)

Total expenses after fees waived and/or reimbursed	228,681

Net investment income	2,331,000

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	3,429
Investments — unaffiliated	(3,019,007)
Foreign currency transactions	58,470
Futures contracts	550,662

(2,406,446)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(270)
Investments — unaffiliated	(21,008,511)
Foreign currency translations	(71)
Futures contracts	175

(21,008,677)

Net realized and unrealized loss	(23,415,123)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(21,084,123)

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statements of Changes in Net Assets

	BlackRock International Index V.I. Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,331,000	$5,800,605
Net realized gain (loss)	(2,406,446)	253,535
Net change in unrealized appreciation (depreciation)	(21,008,677)	29,879,893

Net increase (decrease) in net assets resulting from operations	(21,084,123)	35,934,033

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	—	(6,321,048)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(4,299,385)	(3,875,905)

NET ASSETS
Total increase (decrease) in net assets	(25,383,508)	25,737,080
Beginning of period	196,366,222	170,629,142

End of period	$170,982,714	$196,366,222

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock International Index V.I. Fund (a)
	Class I
	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,

		2019	2018	2017	2016	2015

Net asset value, beginning of period	$9.39	$7.98	$14.28	$11.84	$12.21	$12.76

Net investment income (b)	0.11	0.28	0.42	0.36	0.34	0.31
Net realized and unrealized gain (loss)	(1.12)	1.45	(2.40)	2.65	(0.24)	(0.45)

Net increase (decrease) from investment operations	(1.01)	1.73	(1.98)	3.01	0.10	(0.14)

Distributions (c)
From net investment income	—	(0.31)	(0.64)	(0.40)	(0.35)	(0.30)
From net realized gain	—	(0.01)	(3.68)	(0.17)	(0.12)	(0.11)

Total distributions	—	(0.32)	(4.32)	(0.57)	(0.47)	(0.41)

Net asset value, end of period	$8.38	$9.39	$7.98	$14.28	$11.84	$12.21

Total Return (d)
Based on net asset value	(10.76)%(e)	21.58%	(13.70)%	25.40%	0.90%	(1.16)%

Ratios to Average Net Assets
Total expenses	0.44%(f)	0.39%	0.31%(g)	0.26%	0.42%	0.68%

Total expenses after fees waived and/or reimbursed	0.27%(f)	0.27%	0.24%(g)	0.26%(h)	0.42%(h)	0.68%(h)

Net investment income	2.76%(f)	3.13%	3.00%	2.69%	2.83%	2.31%

Supplemental Data
Net assets, end of period (000)	$170,983	$196,366	$170,629	$334,241	$275,529	$280,934

Portfolio turnover rate	3%	3%	4%	4%	3%	3%

(a)

On October 29, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the International Equity Index Fund (the “Predecessor Fund”), a series of State Farm Variable Product Trust, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.27% and 0.24%, respectively.

(h)	The expense ratio includes the effect of expense reimbursements that are less than 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock International Index V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (unaudited) (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2020, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral.In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
BofA Securities, Inc.	$239,376	$(239,376)	$—
Citigroup Global Markets, Inc.	490,828	(490,828)	—
Goldman Sachs & Co.	4,564,266	(4,564,266)	—
Jefferies LLC	946,782	(946,782)	—
JP Morgan Securities LLC	283	(283)	—
State Street Bank & Trust Co.	109,526	(108,311)	1,215

	$6,351,061	$(6,349,846)	$1,215

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.08% of the average daily value of the Fund’s net assets:

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2020, the Fund did not pay any amounts to affiliates in return for these services.

Expense Limitations, Waivers, Reimbursements and Recoupments: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to May 1, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the amount waived was $40.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the six months ended June 30, 2020, the Fund reimbursed the Manager $1,127 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 0.27%.

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, the Manager waived and/or reimbursed $93,941 and $42,328, which is included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed, respectively, in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses at 0.05% of average daily net assets. The Manager has agreed not to reduce or discontinue the contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. These amounts are included in transfer agent fees waived and/or reimbursed in the Statement of Operations. For the six months ended June 30, 2020, expense waivers and/or reimbursements were $3,671.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (unaudited) (continued)

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective October 26, 2025, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of June 30, 2020, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2020	2021	2022
Fund Level	$32,290	$170,201	$93,941
Class I	15,533	59,383	45,999

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2020, the Fund paid BIM $3,269 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$1,059,796
Sales	313,293
Net Realized Loss	(17,035)

7.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, excluding short-term securities, were $4,981,185 and $6,788,905, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$189,943,814

Gross unrealized appreciation	$52,149,052
Gross unrealized depreciation	(66,373,363)

Net unrealized appreciation (depreciation)	$(14,224,311)

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (unaudited) (continued)

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

The Fund invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19

	Shares	Amount	Shares	Amount

Class I
Shares sold	184,018	$1,467,766	233,553	$2,077,437
Shares issued in reinvestment of distributions	—	—	674,579	6,317,929
Shares redeemed	(696,313)	(5,767,151)	(1,379,661)	(12,271,271)

Net decrease	(512,295)	$(4,299,385)	(471,529)	$(3,875,905)

As of June 30, 2020, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 790 Class I Shares of the Fund.

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	27

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts

CDI	Crest Depository Interests

CVA	Certification Van Aandelon (Dutch Certificate)

FDR	Fiduciary Depositary Receipt

REIT	Real Estate Investment Trust

SCA	Svenska Cellulosa Aktiebolaget

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Variable Series Funds, Inc.

•	BlackRock Large Cap Focus Growth V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of June 30, 2020	BlackRock Large Cap Focus Growth V.I. Fund

Investment Objective

BlackRock Large Cap Focus Growth V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund outperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

The largest contributors to the Fund’s relative performance over the period included stock selection in the consumer discretionary, communication services and industrials sectors. In consumer discretionary, an overweight to internet & direct marketing retail, most notably an overweight position in ecommerce and cloud computing company Amazon.com, Inc and an out-off-benchmark position in Argentine ecommerce company MercadoLibre, Inc., drove relative performance. Within communication services, stock selection in the entertainment subsector with an overweight position in Netflix, Inc. further added to relative results. Lastly, limited exposure to the industrials sector with no exposure to the industrial conglomerates or machinery industries proved advantageous, along with a position in Union Pacific Corp. within the road & rail sub-sector.

The largest detractor from relative performance was the portfolio’s cash position. At the industry level, the portfolio’s underweight to the technology hardware, storage & peripherals industry in information technology (“IT”) weighed slightly on performance. Notable individual detractors during the period included an underweight position in consumer technology company Apple, Inc., an out-of-benchmark position in derivatives exchange CME Group, Inc. and an overweight position in building materials company Sherwin-Williams Co

Describe recent portfolio activity.

During the period, exposure to consumer discretionary increased with allocations to internet & direct marketing retail. Exposure to the IT sector increased as well. Conversely, exposure to industrials decreased due to a lowered allocation to aerospace & defense. Exposure to the communication services sector was also decreased.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest overweight position relative to the Russell 1000® Growth Index was in the consumer discretionary sector, followed by financials and materials. Conversely, the consumer staples sector was the largest underweight, followed by IT and health care.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)

	6-Month Total Returns (a)	1 Year	5 Years	10 Years

Class I (b)(c)	16.09%	23.54%	17.66%	17.52%
Class III (b)(c)	15.95	23.15	17.35	17.24
Russell 1000® Growth Index (d)	9.81	23.28	15.89	17.23

(a)	For the portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(c)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Large Cap Growth V.I. Fund”.

(d)

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

2	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock Large Cap Focus Growth V.I. Fund

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets

Information Technology	40%
Consumer Discretionary	23
Health Care	12
Communication Services	11
Industrials	6
Financials	5
Real Estate	2
Materials	1
Short-Term Securities	1
Liabilities in Excess of Other Assets	(1)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical (a)

	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio

Class I	$1,000.00	$1,160.90	$4.24	$1,000.00	$1,020.93	$3.97	0.79%
Class III	1,000.00	1,159.50	5.58	1,000.00	1,019.69	5.22	1.04

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock Large Cap Focus Growth V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.8%

Automobiles — 1.4%
Ferrari NV	17,966	$3,072,366

Capital Markets — 4.6%
CME Group, Inc.	14,801	2,405,755
S&P Global, Inc.	24,132	7,951,011

		10,356,766

Chemicals — 1.1%
Sherwin-Williams Co. (The)	4,302	2,485,911

Commercial Services & Supplies — 2.1%
Copart, Inc.(a)	57,232	4,765,709

Entertainment — 3.0%
Netflix, Inc.(a)	14,730	6,702,739

Equity Real Estate Investment Trusts (REITs) — 2.0%
SBA Communications Corp.	15,304	4,559,368

Health Care Equipment & Supplies — 2.7%(a)
Boston Scientific Corp.	78,001	2,738,615
Intuitive Surgical, Inc.	5,711	3,254,299

		5,992,914

Health Care Providers & Services — 1.8%
Humana, Inc.	10,304	3,995,376

Interactive Media & Services — 8.1%(a)
Alphabet, Inc., Class A	4,648	6,591,097
Facebook, Inc., Class A	22,365	5,078,421
Match Group, Inc.(b)	16,847	1,803,471
Snap, Inc., Class A	207,764	4,880,376

		18,353,365

Internet & Direct Marketing Retail — 16.1%(a)
Alibaba Group Holding Ltd., ADR	25,062	5,405,873
Amazon.com, Inc.	9,516	26,252,931
MercadoLibre, Inc.	4,572	4,506,941

		36,165,745

IT Services — 10.6%
Adyen NV(a)(c)	3,206	4,666,315
Mastercard, Inc., Class A	30,641	9,060,544
Visa, Inc., Class A	52,768	10,193,194

		23,920,053

Life Sciences Tools & Services — 3.3%
Adaptive Biotechnologies Corp.(a)	68,574	3,317,610
Lonza Group AG (Registered)	7,742	4,100,920

		7,418,530

Pharmaceuticals — 4.0%
AstraZeneca plc, ADR(b)	65,656	3,472,546
Roche Holding AG	6,277	2,174,664
Zoetis, Inc.	24,963	3,420,929

		9,068,139

Professional Services — 4.2%
CoStar Group, Inc.(a)	8,070	5,735,107
TransUnion	42,054	3,660,380

		9,395,487

Security	Shares			Value

Semiconductors & Semiconductor Equipment — 4.2%
Analog Devices, Inc.		26,364		$3,233,281
ASML Holding NV (Registered), NYRS		16,835		6,195,785

				9,429,066

Software — 23.1%
Adobe, Inc.(a)		14,237		6,197,509
Autodesk, Inc.(a)		10,302		2,464,135
Coupa Software, Inc.(a)		5,868		1,625,671
Fair Isaac Corp.(a)		9,472		3,959,675
Intuit, Inc.		21,467		6,358,311
Microsoft Corp.		90,440		18,405,444
RingCentral, Inc., Class A(a)		4,837		1,378,593
salesforce.com, Inc.(a)		22,462		4,207,806
ServiceNow, Inc.(a)		18,360		7,436,902

				52,034,046

Specialty Retail — 3.3%
Lowe’s Cos., Inc.		33,216		4,488,146
TJX Cos., Inc. (The)		59,779		3,022,426

				7,510,572

Technology Hardware, Storage & Peripherals — 2.1%
Apple, Inc.		13,229		4,825,939

Textiles, Apparel & Luxury Goods — 2.1%
NIKE, Inc., Class B		48,051		4,711,400

Total Common Stocks — 99.8% (Cost: $144,567,098)				224,763,491

Total Long-Term Investments — 99.8% (Cost: $144,567,098)				224,763,491

Short-Term Securities — 1.6%

Money Market Funds — 1.6%(d)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%		1,137,709		1,137,709
SL Liquidity Series, LLC, Money Market Series, 0.50%(e)		2,390,697		2,392,609

Total Money Market Funds — 1.6% (Cost: $3,530,376)				3,530,318

	Par (000)

Time Deposits — 0.0%
Brown Brothers Harriman & Co.:
(0.10)%, 07/01/20	AUD	—	(f)	227
0.04%, 07/02/20	HKD	1		74

Total Time Deposits — 0.0% (Cost: $301)				301

Total Short-Term Securities — 1.6% (Cost: $3,530,677)				3,530,619

Total Investments — 101.4% (Cost: $148,097,775)				228,294,110

Liabilities in Excess of Other Assets — (1.4)%				(3,152,230)

Net Assets — 100.0%				$225,141,880

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Large Cap Focus Growth V.I. Fund

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.
(f)	Amount is less than 500.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds, T-Fund, Institutional Class (b)	1,830,876	—	(693,167)	1,137,709	$1,137,709	$5,065		$—	$—
SL Liquidity Series, LLC, Money Market Series (b)	4,660,904	—	(2,270,207)	2,390,697	2,392,609	29,264	(c)	(881)	(221)

					$3,530,318	$34,329		$(881)	$(221)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Automobiles	$3,072,366	$—	$—	$3,072,366
Capital Markets	10,356,766	—	—	10,356,766
Chemicals	2,485,911	—	—	2,485,911
Commercial Services & Supplies	4,765,709	—	—	4,765,709
Entertainment	6,702,739	—	—	6,702,739
Equity Real Estate Investment Trusts (REITs)	4,559,368	—	—	4,559,368
Health Care Equipment & Supplies	5,992,914	—	—	5,992,914
Health Care Providers & Services	3,995,376	—	—	3,995,376
Interactive Media & Services	18,353,365	—	—	18,353,365
Internet & Direct Marketing Retail	36,165,745	—	—	36,165,745
IT Services	23,920,053	—	—	23,920,053
Life Sciences Tools & Services	3,317,610	4,100,920	—	7,418,530
Pharmaceuticals	6,893,475	2,174,664	—	9,068,139
Professional Services	9,395,487	—	—	9,395,487
Semiconductors & Semiconductor Equipment	9,429,066	—	—	9,429,066
Software	52,034,046	—	—	52,034,046
Specialty Retail	7,510,572	—	—	7,510,572
Technology Hardware, Storage & Peripherals	4,825,939	—	—	4,825,939
Textiles, Apparel & Luxury Goods	4,711,400	—	—	4,711,400
Short-Term Securities:
Money Market Funds	1,137,709	—	—	1,137,709

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Large Cap Focus Growth V.I. Fund

	Level 1	Level 2	Level 3	Total

Time Deposits	$—	$301	$—	$301

Subtotal	$219,625,616	$6,275,885	$—	$225,901,501

Investments valued at NAV (a)				2,392,609

Total Investments				$228,294,110

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	7

Statement of Assets and Liabilities   (unaudited)

June 30, 2020

BlackRock Large Cap Focus Growth V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $2,351,303) (cost — $144,567,399)	$224,763,792
Investments at value — affiliated (cost — $3,530,376)	3,530,318
Receivables:
Investments sold	1,207,656
Securities lending income — affiliated	15,278
Capital shares sold	69,857
Dividends — affiliated	66
Dividends — unaffiliated	21,132
From affiliate(s)	806
Prepaid expenses	1,374

Total assets	229,610,279

LIABILITIES
Bank overdraft	1,000,511
Cash collateral on securities loaned at value	2,394,873
Payables:
Investments purchased	626,228
Capital shares redeemed	87,239
Distribution fees	20,665
Investment advisory fees	117,312
Other affiliates	529
Transfer agent fees	107,615
Other accrued expenses	113,427

Total liabilities	4,468,399

NET ASSETS	$225,141,880

NET ASSETS CONSIST OF
Paid-in capital	$139,752,080
Accumulated earnings	85,389,800

NET ASSETS	$225,141,880

NET ASSET VALUE
Class I — Based on net assets of $118,675,766 and 6,426,126 shares outstanding, 100 million shares authorized, $0.10 par value	$18.47

Class III — Based on net assets of $106,466,114 and 5,881,068 shares outstanding, 100 million shares authorized, $0.10 par value	$18.10

See notes to financial statements.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2020

BlackRock Large Cap Focus Growth V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$5,065
Dividends — unaffiliated	490,241
Securities lending income — affiliated — net	29,264
Foreign taxes withheld	(9,263)

Total investment income	515,307

EXPENSES
Investment advisory	647,465
Transfer agent — class specific	203,745
Distribution — class specific	115,808
Accounting services	28,515
Professional	24,440
Printing	6,112
Directors and Officer	3,336
Transfer agent	2,486
Miscellaneous	2,781

Total expenses	1,034,688
Less:
Fees waived and/or reimbursed by the Manager	(474)
Transfer agent fees waived and/or reimbursed — class specific	(134,030)

Total expenses after fees waived and/or reimbursed	900,184

Net investment loss	(384,877)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(881)
Investments — unaffiliated	3,028,021
Foreign currency transactions	(20,673)

3,006,467

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(221)
Investments — unaffiliated	28,132,934
Foreign currency translations	113

28,132,826

Net realized and unrealized gain	31,139,293

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,754,416

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statements of Changes in Net Assets

	BlackRock Large Cap Focus Growth V.I. Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(384,877)	$(713,381)
Net realized gain	3,006,467	21,562,851
Net change in unrealized appreciation (depreciation)	28,132,826	29,706,684

Net increase in net assets resulting from operations	30,754,416	50,556,154

DISTRIBUTIONS TO SHAREHOLDERS (a)
Class I	—	(10,507,499)
Class III	—	(9,229,899)

Decrease in net assets resulting from distributions to shareholders	—	(19,737,398)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(4,111,872)	5,615,086

NET ASSETS
Total increase in net assets	26,642,544	36,433,842
Beginning of period	198,499,336	162,065,494

End of period	$225,141,880	$198,499,336

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Large Cap Focus Growth V.I. Fund

	Class I
	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Net asset value, beginning of period	$15.91	$13.32	$14.51	$13.35	$13.59	$14.08
Net investment income (loss) (a)	(0.02)	(0.04)	(0.04)	0.02	0.09	0.08
Net realized and unrealized gain	2.58	4.36	0.49	3.92	0.99	0.31
Net increase from investment operations	2.56	4.32	0.45	3.94	1.08	0.39

Distributions (b)
From net investment income	—	—	—	(0.01)	(0.10)	(0.09)
From net realized gain	—	(1.73)	(1.64)	(2.77)	(1.22)	(0.79)
Total distributions	—	(1.73)	(1.64)	(2.78)	(1.32)	(0.88)

Net asset value, end of period	$18.47	$15.91	$13.32	$14.51	$13.35	$13.59

Total Return (c)
Based on net asset value	16.09%(d)	32.70%	3.01%	29.56%	7.89%	2.73%

Ratios to Average Net Assets (e)
Total expenses	0.92%(f)	0.95%	0.96%	1.01%	0.96%	0.95%
Total expenses after fees waived and/or reimbursed	0.79%(f)	0.81%	0.82%	0.89%	0.84%	0.82%
Net investment income (loss)	(0.27)%(f)	(0.27)%	(0.23)%	0.10%	0.68%	0.59%

Supplemental Data
Net assets, end of period (000)	$118,676	$106,238	$91,380	$100,308	$87,346	$98,485
Portfolio turnover rate	29%	58%	63%	95%	37%	35%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	—%	—%	0.01%	0.01%	0.01%	—%

(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Large Cap Focus Growth V.I. Fund

	Class III
	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017		2016	2015

Net asset value, beginning of period	$15.61	$13.13	$14.36	$13.24		$13.50	$13.99
Net investment income (loss) (a)	(0.04)	(0.08)	(0.08)	(0.02)		0.06	0.05
Net realized and unrealized gain	2.53	4.29	0.49	3.88		0.96	0.30
Net increase from investment operations	2.49	4.21	0.41	3.86		1.02	0.35

Distributions (b)
From net investment income	—	—	—	(0.00	)(c)	(0.06)	(0.05)
From net realized gain	—	(1.73)	(1.64)	(2.74)		(1.22)	(0.79)
Total distributions	—	(1.73)	(1.64)	(2.74)		(1.28)	(0.84)

Net asset value, end of period	$18.10	$15.61	$13.13	$14.36		$13.24	$13.50

Total Return (d)
Based on net asset value	15.95%(e)	32.33%	2.77%	29.23%		7.54%	2.51%

Ratios to Average Net Assets (f)
Total expenses	1.17%(g)	1.20%	1.22%	1.28%		1.22%	1.21%
Total expenses after fees waived and/or reimbursed	1.04%(g)	1.06%	1.07%	1.14%		1.09%	1.07%
Net investment income (loss)	(0.52)%(g)	(0.52)%	(0.48)%	(0.16)%		0.42%	0.35%

Supplemental Data
Net assets, end of period (000)	$106,466	$92,261	$70,685	$54,820		$39,346	$37,818
Portfolio turnover rate	29%	58%	63%	95%		37%	35%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	—%	—%	0.01%	0.01%	0.01%	—%

(g)	Annualized.

See notes to financial statements.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Large Cap Focus Growth V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (unaudited) (continued)

which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2020, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral.

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
BofA Securities, Inc.	$ 1,169,200	$(1,169,200)	$—
Credit Suisse Securities (USA) LLC	616,180	(616,180)	—
JP Morgan Securities LLC	565,923	(565,923)	—
	$ 2,351,303	$(2,351,303)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.65%
$ 1 Billion — $3 Billion	0.61
$ 3 Billion — $5 Billion	0.59
$ 5 Billion — $10 Billion	0.57
Greater than $10 Billion	0.55

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder distribution services to the Fund. The ongoing distribution fee compensates BRIL and each broker-dealer for providing shareholder distribution related services to shareholders.

For the six months ended June 30, 2020, the class specific distribution fees borne directly by Class III were $115,808.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent – class specific. For the six months ended June 30, 2020, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$108,877
Class III	94,868
$203,745

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (unaudited) (continued)

Expense Limitations, Waivers, and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to May 1, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the amount waived was $474.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the six months ended June 30, 2020, the Fund reimbursed the Manager $1,147 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.07

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts are included in transfer agent fees waived and/or reimbursed class specific in the Statement of Operations. For the six months ended June 30, 2020, class specific expense waivers and/or reimbursements are as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$ 71,583
Class III	62,447
$ 134,030

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, there were no fees waived and/ or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04% . The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2020, the Fund paid BIM $9,276 for securities lending agent services.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, including paydowns excluding short-term securities, were $58,385,629 and $61,938,622, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$148,120,529

Gross unrealized appreciation	$80,560,424
Gross unrealized depreciation	(386,843)

Net unrealized appreciation (depreciation)	$80,173,581

8.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (unaudited) (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

As of period end, the Fund’s investments had the following industry classifications:

Industry	Percent of Long-Term Investments
Software	23%
Internet & Direct Marketing Retail	16
IT Services	11
Interactive Media & Services	8
Capital Markets	5
Other(a)	37

(a)	All other industries held were each less than 5% of long-term investments.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19
	Shares	Amount	Shares	Amount
Class I
Shares sold	264,710	$4,338,788	253,503	$4,110,454
Shares issued in reinvestment of distributions	—	—	670,920	10,507,499
Shares redeemed	(516,434)	(8,272,634)	(1,108,808)	(17,750,295)

Net decrease	(251,724)	$(3,933,846)	(184,385)	$(3,132,342)

Class III
Shares sold	1,034,784	$16,591,286	1,696,231	$26,488,011
Shares issued in reinvestment of distributions	—	—	600,496	9,229,899
Shares redeemed	(1,062,439)	(16,769,312)	(1,772,732)	(26,970,482)

Net increase (decrease)	(27,655)	$(178,026)	523,995	$8,747,428

Total Net Increase (Decrease)	(279,379)	$(4,111,872)	339,610	$5,615,086

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

HKD	Hong Kong Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts

NYRS	New York Registered Shares

S&P	Standard & Poor’s

GLOSSARY OF TERMS USED IN THIS REPORT	19

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Variable Series Funds, Inc.

•	BlackRock Managed Volatility V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of June 30, 2020	BlackRock Managed Volatility V.I. Fund

Investment Objective

BlackRock Managed Volatility V.I. Fund’s (the “Fund”) investment objective is to seek a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund’s Class I Shares performed in line with its blended benchmark (50% MSCI All Country World Index (“ACWI”)/50% FTSE WGBI (hedged into USD)), the Fund’s while Class III Shares underperformed. For the same period, the Fund’s Class I and Class III Shares underperformed its performance benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

The largest detractor over the period was the Fund’s defensive de-risking process, which was triggered in the middle of the period as the coronavirus pandemic shocked markets. The process acts to tactically reduce the Fund’s exposure to cyclical assets, often equities, to reduce the Fund’s volatility and drawdown potential. As markets recovered sharply in April and May 2020, the Fund’s reduced directional equity exposure meant it did not fully participate. Currency positioning was also a substantial detractor over the period. Losses were concentrated in Mexico as a long position in the peso suffered from dislocations in emerging markets following an early-March commodity demand shock. The Fund also suffered losses from its directional short position in bonds. As bond pricing became increasingly rich relative to encouraging early 2020 growth data the Fund increased its short position. This detracted as global sovereign yields fell to record lows amid the coronavirus crisis.

Over the six-month period, relative value positions in global interest rates were the largest driver of positive returns. Long positions in emerging markets interest rates were a key contributor, specifically longs in South Africa and Mexico. In developed markets, shorts in the Eurozone versus Canadian and Australian rates also boosted returns. A series of relative value equity country views were the next largest positive contributor to Fund returns. These views were largely positioned for a reversal in relative performance within Asia and Europe, which transpired in the Fund’s favor. High conviction macro-thematic views further boosted Fund returns. Directional long positions in global equities were a key contributor, while an underweight to the U.S. dollar versus the euro, Japanese yen, and Canadian and Australian dollars also performed positively.

Describe recent portfolio activity.

The Fund entered the period net long equities and net short bonds. As early macroeconomic data suggested an initial upswing in global manufacturing activity, the Fund increased its exposure to cyclical assets, adding to equities and selling bonds. The global spread of coronavirus and the subsequent equity sell-off led the Fund to implement its de-risking process and reduce equity exposure over much of the March-through-May period. Even with the de-risking process engaged, the Fund began the second quarter of 2020 net long both equities and bonds. As equity volatility fell in April and May, the Fund gradually added back equity exposure. The Fund ended the second quarter of 2020 with a normal risk profile, with a net long position in both equities and bonds.

Derivatives are used by the investment adviser as an efficient means to take active views on interest rates, equity indices and currencies in the Fund. During the period, the use of derivatives instead of physical instruments had a positive impact on Fund performance.

The Fund held a relatively high allocation to cash as a result of its derivatives use. Derivative securities do not require large amounts of cash to gain desired exposures, leaving cash left over. Including its derivative securities, physical securities, and cash holdings, the Fund is fully exposed and equitized. The Fund’s cash position did not have a material impact on performance.

Describe portfolio positioning at period end.

As of period end, the Fund maintained a net long position in both equities and bonds on the view that global policymakers are likely to continue to pursue actions that encourage investors to take on more risk in an effort to support the economic recovery. This stance was also supported by the outlook for interest rates to remain at historically low levels for a sustained period until inflation firms and economies return to their pre-coronavirus activity levels.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock Managed Volatility V.I. Fund

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years		10 Years
Class I (b)(c)	(0.23)%	1.50%	1.52%		4.93%
Class III (b)(c)	(0.38)	1.24	1.27	(d)	4.67	(d)
50% MSCI All Country World Index/50% FTSE WGBI (hedged into USD) (e)	(0.21)	5.07	5.85		6.88
MSCI All Country World Index (f)	(6.25)	2.11	6.46		9.16
FTSE WGBI (hedged into USD) (g)	5.08	6.75	4.63		4.06
ICE BofAML 3-Month U.S. Treasury Bill Index (h)	0.60	1.63	1.19		0.64

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to January 22, 2013 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Balanced Capital V.I. Fund”.

(c)	The Fund uses an asset allocation strategy, investing various percentages of its portfolio in three major categories: stocks, bonds and money market investments.
(d)

The returns for Class III Shares prior to February 14, 2018, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(e)	A customized weighted index comprised of the returns of 50% MSCI All Country World Index/50% FTSE WGBI (hedged into USD).
(f)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 49 country indexes comprising of 23 developed and 26 emerging market country indexes.

(g)	A market capitalization weighted bond index consisting of government bond markets of 23 countries, including the United States.
(h)

An unmanaged index that tracks 3-month U.S. Treasury securities. Effective June 2, 2014, the ICE BofAML 3-Month U.S. Treasury Bill Index was added to the performance benchmarks against which the Fund measures its performance. Effective January 1, 2020, the Fund’s benchmark was renamed from ICE BofAML 3-Month U.S. Treasury Bill Index to ICE BofA 3-Month U.S. Treasury Bill index.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
Common Stocks	82%
U.S. Treasury Obligations	18
Preferred Stocks	—	(b)
Corporate Bonds	—	(b)
Rights	—	(b)
Other Interests	—	(b)

(a)	Excludes short-term securities.
(b)	Represents less than 1% of the Fund’s total investments.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$997.70	$2.93	$1,000.00	$1,021.93	$2.97	0.59%
Class III	1,000.00	996.20	4.17	1,000.00	1,020.69	4.22	0.84

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 59.2%

Aerospace & Defense — 0.2%
Howmet Aerospace, Inc.(a)	1,057	$16,754
Meggitt plc	1,532	5,580
MTU Aero Engines AG	43	7,486
Raytheon Technologies Corp.	3,232	199,156
Singapore Technologies Engineering Ltd	18,200	43,439
Teledyne Technologies, Inc.(a)	114	35,448
TransDigm Group, Inc.	83	36,690

		344,553

Air Freight & Logistics — 0.2%
CH Robinson Worldwide, Inc.	417	32,968
Deutsche Post AG (Registered)	1,831	67,234
FedEx Corp.	787	110,353
United Parcel Service, Inc., Class B	2,228	247,709
XPO Logistics, Inc.(a)	111	8,575
Yamato Holdings Co. Ltd.	1,200	26,049

		492,888

Airlines — 0.3%
ANA Holdings, Inc.(a)	200	4,571
Delta Air Lines, Inc.	7,999	224,372
Deutsche Lufthansa AG (Registered)(a)	1,795	18,009
easyJet plc	645	5,445
Japan Airlines Co. Ltd.	400	7,218
Qantas Airways Ltd.	8,900	23,584
Southwest Airlines Co.	8,012	273,850

		557,049

Auto Components — 0.0%
Denso Corp.	800	31,374

Automobiles — 0.6%
Bayerische Motoren Werke AG	1,641	104,763
Daimler AG (Registered)	2,733	111,189
Ferrari NV	266	45,565
Fiat Chrysler Automobiles NV(a)	2,931	29,656
Ford Motor Co.	6,913	42,031
General Motors Co.	3,042	76,963
Harley-Davidson, Inc.	249	5,919
Honda Motor Co. Ltd.	3,400	87,018
Isuzu Motors Ltd.	1,800	16,357
Mitsubishi Motors Corp.	2,800	6,940
Peugeot SA(a)	548	8,987
Renault SA(a)	998	25,542
Suzuki Motor Corp.	1,300	44,390
Tesla, Inc.(a)	366	395,210
Toyota Motor Corp.	5,600	352,151

		1,352,681

Banks — 2.8%
Australia & New Zealand Banking Group Ltd.	10,091	130,932
Banco Bilbao Vizcaya Argentaria SA	10,133	34,888
Banco Santander SA	36,747	89,900
Bank Hapoalim BM	16,070	96,069
Bank Leumi Le-Israel BM	3,511	17,653
Bank of America Corp.	28,177	669,204
Barclays plc	64,094	90,424
BNP Paribas SA(a)	3,276	130,889
Citigroup, Inc.	8,272	422,699
Citizens Financial Group, Inc.	1,066	26,906
Comerica, Inc	258	9,830

Security	Shares	Value

Banks (continued)
Commonwealth Bank of Australia	5,875	$283,729
Credit Agricole SA(a)	2,784	26,436
DBS Group Holdings Ltd.	4,300	64,701
DNB ASA	9,708	129,578
East West Bancorp, Inc.	183	6,632
Erste Group Bank AG	953	22,508
Fifth Third Bancorp	1,952	37,635
First Republic Bank	413	43,774
HSBC Holdings plc	54,520	253,387
Huntington Bancshares, Inc.	2,073	18,730
ING Groep NV	8,157	56,862
Intesa Sanpaolo SpA(a)	44,605	85,717
Israel Discount Bank Ltd., Class A	16,826	51,319
Japan Post Bank Co. Ltd.	3,800	28,261
JPMorgan Chase & Co.	11,076	1,041,809
KBC Group NV	413	23,727
KeyCorp	3,008	36,637
M&T Bank Corp.	465	48,346
Mitsubishi UFJ Financial Group, Inc.	35,100	138,137
Mizrahi Tefahot Bank Ltd.	3,135	58,907
Mizuho Financial Group, Inc.	46,600	57,320
National Australia Bank Ltd	10,304	130,576
Nordea Bank Abp	12,095	83,882
Oversea-Chinese Banking Corp. Ltd.	7,900	51,491
Regions Financial Corp.	2,317	25,765
Royal Bank of Canada	135	9,159
Royal Bank of Scotland Group plc	24,739	37,139
Skandinaviska Enskilda Banken AB, Class A(a)	5,805	50,391
Societe Generale SA(a)	2,218	37,084
Standard Chartered plc	9,233	50,050
Sumitomo Mitsui Financial Group, Inc	3,600	101,598
Sumitomo Mitsui Trust Holdings, Inc	200	5,636
SVB Financial Group(a)	116	25,001
Svenska Handelsbanken AB, Class A(a)	5,230	49,661
Swedbank AB, Class A(a)	2,843	36,507
Toronto-Dominion Bank (The)	155	6,918
Truist Financial Corp.	4,549	170,815
UniCredit SpA(a)	4,963	45,805
United Overseas Bank Ltd.	3,600	52,603
US Bancorp	5,715	210,426
Wells Fargo & Co.	13,607	348,339
Westpac Banking Corp.	12,556	157,369

		5,919,761

Beverages — 2.1%
Anheuser-Busch InBev SA/NV	2,286	112,692
Asahi Group Holdings Ltd	1,800	63,220
Brown-Forman Corp., Class B	3,325	211,670
Budweiser Brewing Co. APAC Ltd.(b)	5,600	16,394
Carlsberg A/S, Class B	282	37,396
Coca-Cola Amatil Ltd	9,681	58,313
Coca-Cola Bottlers Japan Holdings, Inc.	500	9,068
Coca-Cola Co. (The)	24,503	1,094,794
Coca-Cola European Partners plc	3,956	149,379
Coca-Cola HBC AG	1,515	37,925
Constellation Brands, Inc., Class A	1,721	301,089
Davide Campari-Milano SpA	3,516	29,735
Diageo plc	9,651	320,774
Heineken Holding NV	1,625	133,001
Heineken NV	1,026	94,591
Ito En Ltd	300	16,935
Keurig Dr Pepper, Inc.	2,066	58,674
Kirin Holdings Co. Ltd.	3,000	63,239
Molson Coors Beverage Co., Class B	2,906	99,850
Monster Beverage Corp.(a)	4,338	300,710

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Beverages (continued)
PepsiCo, Inc.	8,216	$1,086,648
Pernod Ricard SA	712	112,116
Suntory Beverage & Food Ltd.	900	35,116
Treasury Wine Estates Ltd.	1,130	8,222

		4,451,551

Biotechnology — 1.3%
AbbVie, Inc.	5,874	576,709
Alexion Pharmaceuticals, Inc.(a)	695	78,007
Alnylam Pharmaceuticals, Inc.(a)	322	47,691
Amgen, Inc.	1,996	470,776
Biogen, Inc.(a)	565	151,166
BioMarin Pharmaceutical, Inc.(a)	564	69,564
CSL Ltd	1,282	254,976
Exact Sciences Corp.(a)	437	37,993
Galapagos NV(a)	29	5,724
Gilead Sciences, Inc.	4,187	322,148
Grifols SA	372	11,312
Incyte Corp.(a)	520	54,064
Ionis Pharmaceuticals, Inc.(a)	333	19,634
Moderna, Inc.(a)	900	57,789
Neurocrine Biosciences, Inc.(a)	194	23,668
PeptiDream, Inc.(a)	200	9,215
Regeneron Pharmaceuticals, Inc.(a)	320	199,568
Sarepta Therapeutics, Inc.(a)	196	31,427
Seattle Genetics, Inc.(a)	357	60,661
Vertex Pharmaceuticals, Inc.(a)	878	254,892

		2,736,984

Building Products — 0.4%
AGC, Inc.	500	14,335
Allegion plc	326	33,324
AO Smith Corp.	593	27,942
Assa Abloy AB, Class B	5,178	105,981
Carrier Global Corp.	1,692	37,596
Cie de Saint-Gobain(a)	1,681	60,652
Daikin Industries Ltd.	500	80,900
Fortune Brands Home & Security, Inc.	644	41,171
Geberit AG (Registered)	113	56,696
Johnson Controls International plc	1,668	56,945
Lennox International, Inc.	65	15,144
LIXIL Group Corp.	700	9,831
Masco Corp.	1,095	54,980
Nibe Industrier AB, Class B(a)	796	17,655
Owens Corning	681	37,973
TOTO Ltd.	1,300	49,983
Trane Technologies plc	852	75,811

		776,919

Capital Markets — 1.8%
3i Group plc	5,487	56,500
Ameriprise Financial, Inc.	473	70,969
Amundi SA(a)(b)	271	21,304
Apollo Global Management, Inc	529	26,408
ASX Ltd.	818	48,621
Bank of New York Mellon Corp. (The)	3,444	133,111
Blackstone Group, Inc. (The), Class A	2,587	146,579
Cboe Global Markets, Inc.	443	41,323
Charles Schwab Corp. (The)	4,536	153,045
CME Group, Inc.	1,395	226,743
Credit Suisse Group AG (Registered)	6,167	64,167
Deutsche Bank AG (Registered)(a)	4,008	38,237
Deutsche Boerse AG	491	88,860
E*TRADE Financial Corp.	798	39,684

Security	Shares	Value

Capital Markets (continued)
Eaton Vance Corp	156	$6,022
EQT AB(a)	842	15,182
FactSet Research Systems, Inc	114	37,446
Franklin Resources, Inc.	1,560	32,713
Goldman Sachs Group, Inc. (The)	1,312	259,277
Hargreaves Lansdown plc	773	15,588
Hong Kong Exchanges & Clearing Ltd.	2,200	93,702
Intercontinental Exchange, Inc.	2,183	199,963
Invesco Ltd.	1,570	16,893
Japan Exchange Group, Inc.	1,000	23,160
Julius Baer Group Ltd.(a)	323	13,565
KKR & Co., Inc., Class A	1,988	61,389
London Stock Exchange Group plc	1,117	116,163
Macquarie Group Ltd	1,245	103,325
Magellan Financial Group Ltd.	473	19,315
MarketAxess Holdings, Inc.	125	62,615
Moody’s Corp	674	185,168
Morgan Stanley	4,849	234,207
MSCI, Inc.	306	102,149
Nasdaq, Inc.	459	54,837
Natixis SA(a)	3,100	8,176
Nomura Holdings, Inc.	5,900	26,512
Northern Trust Corp	819	64,979
Partners Group Holding AG	51	46,445
Raymond James Financial, Inc.	460	31,662
S&P Global, Inc.	835	275,116
Schroders plc	897	32,738
SEI Investments Co	573	31,504
St. James’s Place plc	3,194	37,556
Standard Life Aberdeen plc	13,930	46,160
State Street Corp.	1,500	95,325
T. Rowe Price Group, Inc.	908	112,138
TD Ameritrade Holding Corp.	1,186	43,147
Tradeweb Markets, Inc., Class A	194	11,279
UBS Group AG (Registered)	9,220	106,482

		3,777,449

Chemicals — 1.3%
Air Liquide SA	654	94,560
Air Products & Chemicals, Inc.	918	221,660
Air Water, Inc.	1,600	22,606
Akzo Nobel NV	88	7,906
Albemarle Corp.	295	22,777
Asahi Kasei Corp.	4,300	35,199
Axalta Coating Systems Ltd.(a)	528	11,906
BASF SE	1,714	96,274
CF Industries Holdings, Inc	1,260	35,456
Clariant AG (Registered)(a)	1,129	22,220
Corteva, Inc.	2,778	74,423
Dow, Inc.	3,191	130,065
DuPont de Nemours, Inc.	2,692	143,026
Ecolab, Inc.	1,052	209,295
EMS-Chemie Holding AG (Registered)	118	91,675
Evonik Industries AG	552	14,059
FMC Corp.	309	30,783
ICL Group Ltd	8,957	26,680
International Flavors & Fragrances, Inc	265	32,452
Johnson Matthey plc	677	17,632
Koninklijke DSM NV	413	57,332
Linde plc	2,260	479,369
LyondellBasell Industries NV, Class A	1,385	91,022
Mitsubishi Chemical Holdings Corp.	1,300	7,581
Nippon Paint Holdings Co. Ltd	300	21,881
Nissan Chemical Corp.	300	15,435
Nitto Denko Corp.	1,100	62,359

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
PPG Industries, Inc.	960	$101,818
RPM International, Inc.	1,026	77,012
Sherwin-Williams Co. (The)	430	248,475
Shin-Etsu Chemical Co. Ltd.	700	82,153
Sika AG (Registered)	35	6,747
Symrise AG	56	6,543
Toray Industries, Inc.	5,100	24,072
Tosoh Corp.	1,300	17,858
Westlake Chemical Corp.	115	6,170
Yara International ASA	1,017	35,455

		2,681,936

Commercial Services & Supplies — 0.2%
Cintas Corp.	248	66,057
Copart, Inc.(a)	961	80,023
Dai Nippon Printing Co. Ltd.	500	11,495
Republic Services, Inc.	1,111	91,158
Secom Co. Ltd.	800	70,194
Sohgo Security Services Co. Ltd.	200	9,339
Toppan Printing Co. Ltd.	500	8,359
Waste Connections, Inc.	342	32,076
Waste Management, Inc	1,319	139,695

		508,396

Communications Equipment — 0.4%
Cisco Systems, Inc.	14,354	669,471
Juniper Networks, Inc.	882	20,162
Nokia OYJ	4,141	18,096
Telefonaktiebolaget LM Ericsson, Class B	10,766	99,796

		807,525

Construction & Engineering — 0.3%
ACS Actividades de Construccion y Servicios SA	389	9,997
Bouygues SA(a)	1,492	51,108
Eiffage SA(a)	1,293	118,525
JGC Holdings Corp.	1,100	11,599
Kajima Corp	2,700	32,284
Obayashi Corp.	4,200	39,486
Shimizu Corp.	8,100	66,729
Skanska AB, Class B(a)	1,856	37,891
Taisei Corp.	1,700	61,958
Vinci SA	2,623	243,213

		672,790

Construction Materials — 0.1%
CRH plc	477	16,418
Fletcher Building Ltd.	2,543	6,120
LafargeHolcim Ltd. (Registered)(a)	190	8,371
Martin Marietta Materials, Inc.	653	134,890
Taiheiyo Cement Corp.	100	2,323
Vulcan Materials Co.	1,203	139,368

		307,490

Consumer Finance — 0.3%
Ally Financial, Inc.	1,364	27,048
American Express Co.	3,056	290,931
Capital One Financial Corp	1,852	115,917
Discover Financial Services	1,213	60,759
Synchrony Financial	2,338	51,810

		546,465

Security	Shares	Value

Containers & Packaging — 0.0%
Ball Corp.	271	$18,832
Toyo Seikan Group Holdings Ltd.	500	5,638

		24,470

Distributors — 0.0%
LKQ Corp.(a)	2,307	60,443

Diversified Financial Services — 0.2%
AMP Ltd.(a)	6,698	8,667
Equitable Holdings, Inc.	1,806	34,838
EXOR NV	517	29,674
Industrivarden AB, Class C(a)	1,294	29,495
Investor AB, Class B	2,653	140,736
Kinnevik AB, Class B	1,086	28,668
L E Lundbergforetagen AB, Class B(a)	1,038	47,316
M&G plc	10,062	20,893
ORIX Corp	2,900	36,010
Voya Financial, Inc.	491	22,905

		399,202

Diversified Telecommunication Services — 1.4%
AT&T, Inc	27,369	827,365
BT Group plc	39,866	56,380
Cellnex Telecom SA(b)	310	18,934
CenturyLink, Inc.	4,659	46,730
Deutsche Telekom AG (Registered)	9,397	157,675
Infrastrutture Wireless Italiane SpA(b)	641	6,435
Liberty Global plc, Class A(a)	323	7,061
Liberty Global plc, Class C(a)	1,035	22,263
Nippon Telegraph & Telephone Corp.	5,400	125,817
Orange SA	5,827	69,679
Singapore Telecommunications Ltd.	19,600	34,866
Spark New Zealand Ltd.	40,810	120,743
Swisscom AG (Registered)	53	27,793
Telefonica SA	9,104	43,542
Telenor ASA	10,545	153,966
Telia Co. AB	14,725	55,089
Telstra Corp. Ltd.	29,987	65,091
United Internet AG (Registered)	212	9,007
Verizon Communications, Inc.	20,044	1,105,026

		2,953,462

Electric Utilities — 0.7%
AusNet Services	9,533	11,014
Edison International	1,918	104,167
Electricite de France SA	3,435	31,936
Eversource Energy	1,380	114,913
Exelon Corp	5,525	200,502
Iberdrola SA	20,112	234,801
Mercury NZ Ltd	34,759	105,898
NextEra Energy, Inc.	2,044	490,908
Orsted A/S(b)	426	49,161
SSE plc	4,712	79,789
Terna Rete Elettrica Nazionale SpA	10,031	69,189
Verbund AG	679	30,495

		1,522,773

Electrical Equipment — 0.3%
ABB Ltd. (Registered)	4,903	111,215
Acuity Brands, Inc.	64	6,127
Eaton Corp. plc	633	55,375
Emerson Electric Co.	269	16,686
Fuji Electric Co. Ltd.	800	22,019
Legrand SA	151	11,473

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment (continued)
Mitsubishi Electric Corp.	8,700	$113,633
Nidec Corp.	1,100	74,106
Rockwell Automation, Inc.	76	16,188
Schneider Electric SE	1,513	168,301

		595,123

Electronic Equipment, Instruments & Components — 0.5%
Amphenol Corp., Class A	963	92,265
CDW Corp	748	86,902
Cognex Corp.	269	16,065
Corning, Inc.	2,128	55,115
Hexagon AB, Class B(a)	675	39,640
Hitachi Ltd.	2,600	82,640
Ingenico Group SA(a)	49	7,873
IPG Photonics Corp.(a)	95	15,237
Keyence Corp.	500	209,531
Keysight Technologies, Inc.(a)	378	38,095
Kyocera Corp.	400	21,834
Murata Manufacturing Co. Ltd.	1,800	106,107
Omron Corp	600	40,187
Shimadzu Corp	300	8,009
TDK Corp.	500	49,776
TE Connectivity Ltd.	693	56,514
Trimble, Inc.(a)	736	31,788
Zebra Technologies Corp., Class A(a)	167	42,744

		1,000,322

Entertainment — 0.8%
Activision Blizzard, Inc.	2,574	195,367
Bollore SA	2,875	9,072
Electronic Arts, Inc.(a)	941	124,259
Netflix, Inc.(a)	1,261	573,805
Nexon Co. Ltd.	700	15,789
Nintendo Co. Ltd	200	89,414
Take-Two Interactive Software, Inc.(a)	305	42,569
Ubisoft Entertainment SA(a)	67	5,548
Vivendi SA	1,667	43,075
Walt Disney Co. (The)	5,733	639,287

		1,738,185

Equity Real Estate Investment Trusts (REITs) — 1.4%
Alexandria Real Estate Equities, Inc	368	59,708
American Tower Corp.	1,526	394,532
Ascendas REIT	11,600	26,615
AvalonBay Communities, Inc.	507	78,402
Boston Properties, Inc.	511	46,184
British Land Co. plc (The)	1,696	8,113
Camden Property Trust	175	15,963
CapitaLand Commercial Trust	5,500	6,731
CapitaLand Mall Trust	6,900	9,791
Crown Castle International Corp.	1,430	239,310
Dexus	3,233	20,750
Digital Realty Trust, Inc.	875	124,346
Duke Realty Corp.	964	34,116
Equinix, Inc.	289	202,965
Equity LifeStyle Properties, Inc.	396	24,742
Equity Residential	1,444	84,936
Essex Property Trust, Inc.	215	49,272
Extra Space Storage, Inc.	301	27,803
Federal Realty Investment Trust	112	9,544
Gecina SA	55	6,793
Goodman Group	5,347	55,172
GPT Group (The)	4,664	13,549
Healthpeak Properties, Inc.	1,689	46,549

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Host Hotels & Resorts, Inc.	1,971	$21,267
Invitation Homes, Inc.	1,388	38,212
Iron Mountain, Inc.	526	13,729
Kimco Realty Corp.	458	5,881
Klepierre SA	299	5,977
Land Securities Group plc	2,523	17,239
Mapletree Commercial Trust	6,300	8,815
Medical Properties Trust, Inc	808	15,190
Mid-America Apartment Communities, Inc.	318	36,465
Mirvac Group	9,279	14,017
National Retail Properties, Inc.	355	12,595
Nippon Building Fund, Inc	1	5,695
Nomura Real Estate Master Fund, Inc.	5	5,988
Omega Healthcare Investors, Inc	701	20,841
Prologis, Inc	2,650	247,325
Public Storage	585	112,256
Realty Income Corp	1,182	70,329
Regency Centers Corp.	456	20,926
SBA Communications Corp.	355	105,762
Scentre Group	14,537	22,069
Segro plc	3,570	39,484
Simon Property Group, Inc.	1,080	73,850
Stockland	5,955	13,808
Sun Communities, Inc.	254	34,463
UDR, Inc.	757	28,297
Unibail-Rodamco-Westfield	315	17,756
Ventas, Inc.	1,294	47,386
VEREIT, Inc.	1,977	12,712
VICI Properties, Inc.	1,525	30,790
Vicinity Centres	5,962	5,976
Vornado Realty Trust	340	12,991
Welltower, Inc	1,464	75,762
Weyerhaeuser Co.	2,570	57,722
WP Carey, Inc.	614	41,537

		2,878,998

Food & Staples Retailing — 1.6%
Aeon Co. Ltd.	3,800	88,405
Carrefour SA	3,033	47,036
Coles Group Ltd.	8,316	98,855
Colruyt SA	1,006	55,289
Cosmos Pharmaceutical Corp.	200	30,687
Costco Wholesale Corp.	2,719	824,428
Dairy Farm International Holdings Ltd	5,100	23,831
Empire Co. Ltd., Class A	2,422	57,999
George Weston Ltd.	1,860	136,253
ICA Gruppen AB	2,515	119,549
J Sainsbury plc	36,022	93,223
Jeronimo Martins SGPS SA(a)	2,252	39,410
Kobe Bussan Co. Ltd	300	17,036
Koninklijke Ahold Delhaize NV	4,161	113,404
Kroger Co. (The)	7,033	238,067
Lawson, Inc.	800	40,240
Loblaw Cos. Ltd.	2,832	137,908
METRO AG	5,581	52,965
Metro, Inc.	2,816	116,158
Sundrug Co. Ltd.	700	23,167
Sysco Corp.	4,393	240,121
Tsuruha Holdings, Inc.	300	41,434
Walgreens Boots Alliance, Inc.	6,590	279,350
Welcia Holdings Co. Ltd.	200	16,158
Wm Morrison Supermarkets plc	50,535	119,047
Woolworths Group Ltd.	7,603	195,981

		3,246,001

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products — 1.6%
a2 Milk Co. Ltd.(a)	6,118	$80,083
Archer-Daniels-Midland Co	2,208	88,099
Associated British Foods plc	4,490	106,162
Bunge Ltd.	88	3,620
Campbell Soup Co.	1,186	58,861
Chocoladefabriken Lindt & Spruengli AG	4	33,037
Chocoladefabriken Lindt & Spruengli AG (Registered)	1	86,257
Conagra Brands, Inc.	2,696	94,818
Danone SA	1,694	117,586
General Mills, Inc.	3,163	194,999
Hershey Co. (The)	906	117,436
Hormel Foods Corp.	2,296	110,828
Ingredion, Inc.	315	26,145
JM Smucker Co. (The)	582	61,581
Kellogg Co	1,350	89,181
Kerry Group plc, Class A	332	41,244
Kraft Heinz Co. (The)	3,984	127,050
Lamb Weston Holdings, Inc.	1,030	65,848
McCormick & Co., Inc. (Non-Voting)	664	119,128
MEIJI Holdings Co. Ltd.	600	47,746
Mondelez International, Inc., Class A	5,886	300,951
Mowi ASA	3,914	74,607
Nestle SA (Registered)	8,280	918,009
NH Foods Ltd	300	12,072
Nisshin Seifun Group, Inc	700	10,452
Orkla ASA	14,112	123,898
Tyson Foods, Inc., Class A	1,682	100,432
Wilmar International Ltd.	23,500	69,508
Yakult Honsha Co. Ltd.	100	5,883

		3,285,521

Gas Utilities — 0.1%
APA Group(c)	5,789	44,762
Hong Kong & China Gas Co. Ltd.	34,650	53,852
Naturgy Energy Group SA	2,024	37,786
Osaka Gas Co. Ltd.	2,000	39,534
Snam SpA	14,080	68,642
Toho Gas Co. Ltd.	300	14,995
Tokyo Gas Co. Ltd.	1,800	43,100

		302,671

Health Care Equipment & Supplies — 2.0%
Abbott Laboratories	6,323	578,112
ABIOMED, Inc.(a)	145	35,026
Alcon, Inc.(a)	1,046	60,102
Align Technology, Inc.(a)	259	71,080
Asahi Intecc Co. Ltd.	200	5,708
Baxter International, Inc.	1,879	161,782
Becton Dickinson and Co.	977	233,767
Boston Scientific Corp.(a)	5,473	192,157
Carl Zeiss Meditec AG	97	9,445
Cochlear Ltd.	163	21,400
Cooper Cos., Inc. (The)	181	51,339
Danaher Corp.	2,236	395,392
Dentsply Sirona, Inc.	705	31,062
DexCom, Inc.(a)	302	122,431
Edwards Lifesciences Corp.(a)	2,383	164,689
Fisher & Paykel Healthcare Corp. Ltd.	3,272	75,377
Hologic, Inc.(a)	951	54,207
Hoya Corp.	900	86,183
IDEXX Laboratories, Inc.(a)	281	92,775
Insulet Corp.(a)	186	36,132
Intuitive Surgical, Inc.(a)	439	250,155
Koninklijke Philips NV(a)	1,680	78,368

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Masimo Corp.(a)	101	$23,027
Medtronic plc	5,142	471,521
Olympus Corp.	2,900	55,832
ResMed, Inc.	526	100,992
Siemens Healthineers AG(b)	710	34,128
Smith & Nephew plc	3,174	59,143
Sonova Holding AG (Registered)(a)	88	17,616
STERIS plc	328	50,328
Straumann Holding AG (Registered)	12	10,374
Stryker Corp.	1,344	242,175
Sysmex Corp.	300	23,029
Teleflex, Inc.	175	63,697
Terumo Corp.	1,600	60,901
Varian Medical Systems, Inc.(a)	330	40,432
West Pharmaceutical Services, Inc.	158	35,893
Zimmer Biomet Holdings, Inc.	834	99,546

		4,195,323

Health Care Providers & Services — 1.7%
AmerisourceBergen Corp.	1,174	118,304
Anthem, Inc.	904	237,734
Cardinal Health, Inc	1,473	76,876
Centene Corp.(a)	2,562	162,815
Cigna Corp.	1,775	333,079
CVS Health Corp.	6,745	438,223
DaVita, Inc.(a)	690	54,607
Fresenius Medical Care AG & Co. KGaA	479	41,208
Fresenius SE & Co. KGaA	949	47,168
HCA Healthcare, Inc.	1,775	172,281
Henry Schein, Inc.(a)	696	40,639
Humana, Inc.	564	218,691
Laboratory Corp. of America Holdings(a)	660	109,633
McKesson Corp.	1,004	154,034
Quest Diagnostics, Inc.	886	100,968
Ramsay Health Care Ltd.	334	15,425
Ryman Healthcare Ltd.	6,114	51,871
Sonic Healthcare Ltd.	1,192	25,171
UnitedHealth Group, Inc	3,559	1,049,727
Universal Health Services, Inc., Class B	639	59,357

		3,507,811

Health Care Technology — 0.1%
Cerner Corp	1,120	76,776
M3, Inc.	800	33,985
Teladoc Health, Inc.(a)	207	39,504
Veeva Systems, Inc., Class A(a)	476	111,584

		261,849

Hotels, Restaurants & Leisure — 0.6%
Accor SA(a)	349	9,525
Carnival Corp.	792	13,005
Chipotle Mexican Grill, Inc.(a)	30	31,571
Compass Group plc	4,628	63,674
Crown Resorts Ltd.	6,345	42,743
Evolution Gaming Group AB(b)	275	16,334
Flutter Entertainment plc	131	17,295
Galaxy Entertainment Group Ltd.	4,000	27,439
GVC Holdings plc	2,565	23,510
Hilton Worldwide Holdings, Inc.	794	58,319
InterContinental Hotels Group plc	154	6,798
Las Vegas Sands Corp.	1,140	51,916
Marriott International, Inc., Class A	913	78,271
McDonald’s Corp.	2,028	374,105
McDonald’s Holdings Co. Japan Ltd.	100	5,405

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
MGM Resorts International	1,437	$24,142
Oriental Land Co. Ltd.	600	79,288
Royal Caribbean Cruises Ltd.	378	19,013
Sands China Ltd.	2,800	11,030
Sodexo SA	462	31,327
Starbucks Corp	2,683	197,442
Tabcorp Holdings Ltd	21,271	50,171
TUI AG	1,042	4,938
Vail Resorts, Inc.	95	17,304
Whitbread plc	1,678	46,166
Wynn Resorts Ltd.	201	14,972
Yum! Brands, Inc.	425	36,937

		1,352,640

Household Durables — 0.5%
Barratt Developments plc	7,545	46,373
Berkeley Group Holdings plc	1,460	75,190
DR Horton, Inc.	3,145	174,390
Lennar Corp., Class A	2,495	153,742
NVR, Inc.(a)	35	114,056
Panasonic Corp.	3,900	34,199
Persimmon plc	2,640	74,716
PulteGroup, Inc.	2,901	98,721
Sony Corp.	2,400	165,673
Taylor Wimpey plc	26,195	46,235

		983,295

Household Products — 0.9%
Church & Dwight Co., Inc.	708	54,728
Clorox Co. (The)	320	70,198
Colgate-Palmolive Co.	2,088	152,967
Essity AB, Class B(a)	2,573	83,420
Henkel AG & Co. KGaA	624	52,204
Kimberly-Clark Corp.	1,208	170,751
Procter & Gamble Co. (The)	8,324	995,301
Reckitt Benckiser Group plc	2,142	197,061
Spectrum Brands Holdings, Inc.	12	551
Unicharm Corp.	400	16,405

		1,793,586

Independent Power and Renewable Electricity Producers — 0.1%
Meridian Energy Ltd.	31,953	99,607
Uniper SE	1,266	40,853

		140,460

Industrial Conglomerates — 0.3%
3M Co	1,138	177,517
DCC plc	560	46,728
Investment AB Latour, Class B	1,240	22,514
Keihan Holdings Co. Ltd	700	31,261
Keppel Corp. Ltd	21,200	91,307
NWS Holdings Ltd	17,000	14,787
Roper Technologies, Inc	61	23,684
Siemens AG (Registered)	2,188	258,047
Smiths Group plc	1,235	21,590
Toshiba Corp.	1,200	38,496

		725,931

Insurance — 1.1%
Admiral Group plc	315	8,933
Aflac, Inc.	178	6,413
AIA Group Ltd.	25,800	241,426
Alleghany Corp	19	9,294
Allianz SE (Registered)	1,073	219,260

Security	Shares	Value

Insurance (continued)
Allstate Corp. (The)	777	$75,361
Aon plc, Class A	613	118,064
Arch Capital Group Ltd.(a)	964	27,619
Arthur J Gallagher & Co.	322	31,392
Assicurazioni Generali SpA	4,713	71,592
Aviva plc	21,936	74,349
AXA SA	5,639	118,661
Cincinnati Financial Corp.	380	24,331
Dai-ichi Life Holdings, Inc.	1,200	14,364
Direct Line Insurance Group plc	4,793	16,071
Everest Re Group Ltd.	52	10,722
Fidelity National Financial, Inc.	489	14,993
Gjensidige Forsikring ASA(a)	4,293	79,318
Hannover Rueck SE	133	22,986
Hartford Financial Services Group, Inc. (The)	172	6,631
Insurance Australia Group Ltd.	5,934	23,815
Japan Post Holdings Co. Ltd	5,300	37,824
Legal & General Group plc	26,170	71,346
Markel Corp.(a)	40	36,927
Marsh & McLennan Cos., Inc.	1,370	147,097
Medibank Pvt Ltd.	3,477	7,209
MetLife, Inc.	168	6,135
MS&AD Insurance Group Holdings, Inc.	300	8,262
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	306	79,681
Poste Italiane SpA(b)	1,128	9,853
Progressive Corp. (The)	1,577	126,334
Prudential Financial, Inc.	679	41,351
Prudential plc	7,834	118,043
QBE Insurance Group Ltd.	3,459	21,346
RSA Insurance Group plc	689	3,489
Sompo Holdings, Inc.	400	13,770
Suncorp Group Ltd.	1,951	12,537
Swiss Re AG	491	38,070
Tokio Marine Holdings, Inc.	1,700	74,414
Travelers Cos., Inc. (The)	729	83,143
Willis Towers Watson plc	258	50,813
WR Berkley Corp.	146	8,364
Zurich Insurance Group AG	352	124,724

		2,336,327

Interactive Media & Services — 2.5%
Alphabet, Inc., Class A(a)	1,032	1,463,428
Alphabet, Inc., Class C(a)	1,056	1,492,772
Auto Trader Group plc(b)	3,780	24,611
Facebook, Inc., Class A(a)	8,127	1,845,398
IAC/InterActiveCorp(a)	237	76,646
Match Group, Inc.(a)	68	7,279
Pinterest, Inc., Class A(a)	990	21,948
REA Group Ltd.	326	24,565
SEEK Ltd.	739	11,306
Snap, Inc., Class A(a)	2,562	60,181
TripAdvisor, Inc	279	5,304
Twitter, Inc.(a)	2,555	76,113
Z Holdings Corp.	4,200	20,613
Zillow Group, Inc., Class C(a)	357	20,567

		5,150,731

Internet & Direct Marketing Retail — 2.6%
Amazon.com, Inc.(a)	1,548	4,270,653
Booking Holdings, Inc.(a)	209	332,799
Delivery Hero SE(a)(b)	225	23,123
eBay, Inc.	3,079	161,493
Expedia Group, Inc.	843	69,295
Grubhub, Inc.(a)	102	7,171

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
Just Eat Takeaway.com NV(a)(b)	192	$20,069
MercadoLibre, Inc.(a)	157	154,766
Ocado Group plc(a)	1,565	39,329
Prosus NV(a)	1,524	141,668
Rakuten, Inc.	600	5,300
Wayfair, Inc., Class A(a)	411	81,218
Zalando SE(a)(b)	380	26,957

		5,333,841

IT Services — 2.8%
Accenture plc, Class A	2,427	521,125
Adyen NV(a)(b)	34	49,487
Afterpay Ltd.(a)	669	28,893
Akamai Technologies, Inc.(a)	290	31,056
Amadeus IT Group SA	653	34,284
Automatic Data Processing, Inc	1,575	234,502
Black Knight, Inc.(a)	749	54,347
Booz Allen Hamilton Holding Corp.	498	38,739
Broadridge Financial Solutions, Inc.	392	49,467
Cognizant Technology Solutions Corp., Class A	2,039	115,856
EPAM Systems, Inc.(a)	70	17,641
Fidelity National Information Services, Inc.	2,396	321,280
Fiserv, Inc.(a)	2,258	220,426
FleetCor Technologies, Inc.(a)	172	43,263
Fujitsu Ltd.	600	70,250
Gartner, Inc.(a)	261	31,667
Global Payments, Inc.	1,102	186,921
GoDaddy, Inc., Class A(a)	536	39,305
International Business Machines Corp.	2,259	272,819
Itochu Techno-Solutions Corp.	900	33,846
Jack Henry & Associates, Inc.	326	59,994
Mastercard, Inc., Class A	2,981	881,482
NEC Corp.	600	28,827
Nexi SpA(a)(b)	3,230	56,010
Nomura Research Institute Ltd.	1,100	30,044
Obic Co. Ltd	200	35,248
Okta, Inc.(a)	327	65,475
Otsuka Corp.	600	31,689
Paychex, Inc.	2,064	156,348
PayPal Holdings, Inc.(a)	3,801	662,248
SCSK Corp.	200	9,785
Square, Inc., Class A(a)	1,275	133,799
TIS, Inc.	500	10,586
Twilio, Inc., Class A(a)	363	79,650
VeriSign, Inc.(a)	310	64,117
Visa, Inc., Class A	5,810	1,122,318
Wix.com Ltd.(a)	95	24,341
Worldline SA(a)(b)	244	21,274

		5,868,409

Leisure Products — 0.0%
Hasbro, Inc.	209	15,664
Polaris, Inc	65	6,016

		21,680

Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.	1,173	103,658
Avantor, Inc.(a)	1,436	24,412
Bio-Rad Laboratories, Inc., Class A(a)	69	31,153
Eurofins Scientific SE(a)	17	10,723
Illumina, Inc.(a)	477	176,657
IQVIA Holdings, Inc.(a)	680	96,478
Lonza Group AG (Registered)	171	90,578
Mettler-Toledo International, Inc.(a)	79	63,639

Security	Shares	Value

Life Sciences Tools & Services (continued)
PerkinElmer, Inc.	346	$33,939
QIAGEN NV(a)	619	26,663
Sartorius Stedim Biotech	65	16,480
Thermo Fisher Scientific, Inc	1,415	512,711
Waters Corp.(a)	187	33,735

		1,220,826

Machinery — 0.8%
Alfa Laval AB(a)	233	5,140
Atlas Copco AB, Class A	2,098	89,345
Atlas Copco AB, Class B	2,001	74,353
Caterpillar, Inc.	755	95,508
Cummins, Inc.	74	12,821
Deere & Co.	400	62,860
Dover Corp.	555	53,591
Electrolux Professional AB, Class B(a)	453	1,659
Epiroc AB, Class A	5,267	65,998
Epiroc AB, Class B	3,078	37,801
FANUC Corp.	400	71,708
Fortive Corp	1,261	85,319
GEA Group AG	358	11,362
IDEX Corp.	135	21,335
Illinois Tool Works, Inc.	1,187	207,547
Ingersoll Rand, Inc.(a)	985	27,698
KION Group AG	415	25,552
Knorr-Bremse AG(a)	77	7,814
Kone OYJ, Class B	719	49,589
Middleby Corp. (The)(a)	77	6,078
MISUMI Group, Inc.	600	15,065
Nordson Corp	65	12,331
Otis Worldwide Corp.	1,158	65,844
PACCAR, Inc.	110	8,234
Parker-Hannifin Corp	432	79,173
Pentair plc	1,121	42,587
Sandvik AB(a)	5,345	100,624
Schindler Holding AG	95	22,483
Schindler Holding AG (Registered)	114	27,026
SMC Corp.	100	51,392
Snap-on, Inc.	187	25,901
Spirax-Sarco Engineering plc	786	96,764
Stanley Black & Decker, Inc.	614	85,579
Volvo AB, Class B(a)	1,873	29,471
Xylem, Inc.	360	23,386

		1,698,938

Marine — 0.0%
Kuehne + Nagel International AG (Registered)(a)	19	3,165

Media — 0.5%
Altice USA, Inc., Class A(a)	341	7,686
Charter Communications, Inc., Class A(a)	361	184,125
Comcast Corp., Class A	13,656	532,311
DISH Network Corp., Class A(a)	1,542	53,214
Fox Corp., Class A	536	14,376
Fox Corp., Class B	360	9,662
Informa plc	9,157	52,943
ITV plc	8,780	8,115
Liberty Broadband Corp., Class C(a)	116	14,379
Omnicom Group, Inc.	288	15,725
Pearson plc	4,110	29,258
Publicis Groupe SA	243	7,894
Schibsted ASA, Class B(a)	1,807	42,683
ViacomCBS, Inc.	774	18,050

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
WPP plc	7,402	$57,708

		1,048,129

Metals & Mining — 0.5%
Agnico Eagle Mines Ltd.	85	5,443
Alumina Ltd.	5,601	6,384
ArcelorMittal SA(a)	1,492	15,803
Arconic Corp.(a)	325	4,527
B2Gold Corp.	1,912	10,873
Boliden AB	1,230	28,212
Evolution Mining Ltd.	8,583	34,096
First Quantum Minerals Ltd	1,597	12,728
Fortescue Metals Group Ltd.	8,630	83,898
Glencore plc(a)	54,771	116,673
Kirkland Lake Gold Ltd	544	22,399
Newcrest Mining Ltd.	471	10,444
Nippon Steel Corp	3,400	32,128
Norsk Hydro ASA(a)	4,252	11,863
Northern Star Resources Ltd	2,890	27,256
Nucor Corp.	3,919	162,286
Rio Tinto Ltd.	1,263	86,482
Rio Tinto plc	4,426	249,080
Steel Dynamics, Inc	3,105	81,009
Sumitomo Metal Mining Co. Ltd	900	25,353

		1,026,937

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
AGNC Investment Corp.	1,802	23,246
Annaly Capital Management, Inc.	5,762	37,798

		61,044

Multiline Retail — 0.6%
Canadian Tire Corp. Ltd., Class A	252	21,837
Dollar General Corp.	1,614	307,483
Dollar Tree, Inc.(a)	1,798	166,639
Dollarama, Inc.	273	9,081
Kohl’s Corp.	274	5,691
Marks & Spencer Group plc	4,593	5,632
Next plc	1,200	72,654
Nordstrom, Inc.	328	5,081
Pan Pacific International Holdings Corp.	800	17,613
Target Corp.	3,079	369,264
Wesfarmers Ltd.	6,310	196,192

		1,177,167

Multi-Utilities — 0.3%
Consolidated Edison, Inc.	1,144	82,288
E.ON SE	7,982	90,099
Engie SA(a)	6,932	85,970
National Grid plc	14,248	173,831
Public Service Enterprise Group, Inc.	2,682	131,847
Sempra Energy	435	50,995
Suez SA	2,156	25,341

		640,371

Oil, Gas & Consumable Fuels — 1.4%
Aker BP ASA	347	6,422
BP plc	56,044	214,707
Cabot Oil & Gas Corp.	1,345	23,107
Cheniere Energy, Inc.(a)	332	16,042
Chevron Corp	6,822	608,727
Concho Resources, Inc.	625	32,188
ConocoPhillips	4,019	168,878
Diamondback Energy, Inc	351	14,679

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Eni SpA	6,906	$66,201
EOG Resources, Inc.	2,173	110,084
Equinor ASA	8,102	116,715
Exxon Mobil Corp.	15,960	713,731
Hess Corp.	791	40,982
HollyFrontier Corp	230	6,716
Kinder Morgan, Inc.	6,515	98,833
Marathon Petroleum Corp.	1,932	72,218
Neste OYJ	168	6,598
Occidental Petroleum Corp	3,137	57,407
OMV AG(a)	258	8,706
ONEOK, Inc	1,285	42,688
Phillips 66	1,463	105,190
Pioneer Natural Resources Co.	496	48,459
Repsol SA	939	8,297
TOTAL SA	6,091	234,859
Valero Energy Corp.	1,338	78,701
Williams Cos., Inc. (The)	3,530	67,141
Woodside Petroleum Ltd.	1,504	22,729

		2,991,005

Paper & Forest Products — 0.0%
Mondi plc	1,652	30,901
Oji Holdings Corp.	1,500	6,998
Svenska Cellulosa AB SCA, Class B(a)	1,433	17,140

		55,039

Personal Products — 0.6%
Beiersdorf AG	832	94,610
Estee Lauder Cos., Inc. (The), Class A	825	155,661
Kao Corp	1,700	134,908
Kobayashi Pharmaceutical Co. Ltd	100	8,792
Kose Corp.	100	12,105
L’Oreal SA	729	235,282
Pola Orbis Holdings, Inc	800	13,967
Shiseido Co. Ltd.	1,000	63,721
Unilever NV	4,387	233,905
Unilever plc	3,843	207,296

		1,160,247

Pharmaceuticals — 3.3%
Astellas Pharma, Inc.	5,500	91,848
AstraZeneca plc	3,532	367,591
Aurora Cannabis, Inc.(a)	105	1,299
Bristol-Myers Squibb Co	8,050	473,340
Catalent, Inc.(a)	478	35,037
Chugai Pharmaceutical Co. Ltd.	1,800	96,372
Daiichi Sankyo Co. Ltd	1,500	122,687
Eisai Co. Ltd.	700	55,614
Elanco Animal Health, Inc.(a)	1,691	36,272
Eli Lilly & Co.	3,020	495,824
GlaxoSmithKline plc	15,831	319,781
Hikma Pharmaceuticals plc	274	7,519
Jazz Pharmaceuticals plc(a)	227	25,047
Johnson & Johnson	9,399	1,321,781
Kyowa Kirin Co. Ltd	1,100	28,957
Merck & Co., Inc.	9,340	722,262
Merck KGaA	490	57,059
Mylan NV(a)	1,870	30,070
Novo Nordisk A/S, Class B	3,816	248,604
Ono Pharmaceutical Co. Ltd.	1,100	32,105
Otsuka Holdings Co. Ltd.	1,400	61,015
Perrigo Co. plc	487	26,916
Pfizer, Inc.	20,188	660,148

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Recordati SpA	337	$16,863
Roche Holding AG	1,847	639,892
Sanofi	2,990	304,934
Santen Pharmaceutical Co. Ltd.	600	11,046
Shionogi & Co. Ltd.	900	56,460
Sumitomo Dainippon Pharma Co. Ltd	200	2,772
Taisho Pharmaceutical Holdings Co. Ltd.	200	12,273
Takeda Pharmaceutical Co. Ltd.	4,100	147,305
Teva Pharmaceutical Industries Ltd., ADR(a)	4,398	54,227
UCB SA	226	26,227
Vifor Pharma AG	23	3,480
Zoetis, Inc.	1,751	239,957

		6,832,584

Professional Services — 0.3%
CoStar Group, Inc.(a)	113	80,306
Equifax, Inc.	91	15,641
IHS Markit Ltd.	689	52,020
Nihon M&A Center, Inc	200	9,096
Recruit Holdings Co. Ltd.	2,500	85,975
RELX plc	1,814	41,986
SGS SA (Registered)	4	9,799
Teleperformance(a)	401	102,127
TransUnion	586	51,005
Verisk Analytics, Inc	430	73,186

		521,141

Real Estate Management & Development — 0.2%
Aroundtown SA(a)	1,156	6,626
Azrieli Group Ltd	1,115	50,818
CapitaLand Ltd.(a)	22,800	48,168
CBRE Group, Inc., Class A(a)	1,205	54,490
City Developments Ltd	4,900	29,944
Daiwa House Industry Co. Ltd.	1,300	30,699
Deutsche Wohnen SE	347	15,593
Jones Lang LaSalle, Inc.	138	14,278
Lendlease Group(c)	1,952	16,872
Mitsubishi Estate Co. Ltd.	2,200	32,784
Mitsui Fudosan Co. Ltd.	1,800	31,977
Sumitomo Realty & Development Co. Ltd.	300	8,281
UOL Group Ltd.	2,300	11,308
Vonovia SE	1,043	63,751

		415,589

Road & Rail — 1.1%
AMERCO	164	49,559
Aurizon Holdings Ltd.	22,392	76,197
Canadian National Railway Co.	583	51,579
Canadian Pacific Railway Ltd.	112	28,489
Central Japan Railway Co.	600	92,795
CSX Corp.	4,839	337,472
East Japan Railway Co.	1,500	103,943
Hankyu Hanshin Holdings, Inc	1,200	40,534
JB Hunt Transport Services, Inc.	807	97,114
Kansas City Southern	171	25,529
Keio Corp.	200	11,446
Keisei Electric Railway Co. Ltd.	900	28,206
Kintetsu Group Holdings Co. Ltd.	300	13,461
Knight-Swift Transportation Holdings, Inc.	1,315	54,849
Kyushu Railway Co.	600	15,590
MTR Corp. Ltd.	3,000	15,602
Nagoya Railroad Co. Ltd.	500	14,093
Norfolk Southern Corp.	1,494	262,302
Odakyu Electric Railway Co. Ltd.	800	19,646

Security	Shares	Value

Road & Rail (continued)
Old Dominion Freight Line, Inc.	768	$130,245
Seibu Holdings, Inc.	800	8,714
Tobu Railway Co. Ltd	300	9,912
Tokyu Corp.	2,900	40,827
Uber Technologies, Inc.(a)	5,753	178,803
Union Pacific Corp.	3,684	622,854
West Japan Railway Co.	800	44,871

		2,374,632

Semiconductors & Semiconductor Equipment — 1.9%
Advanced Micro Devices, Inc.(a)	2,628	138,259
Advantest Corp	600	34,242
Analog Devices, Inc	855	104,857
Applied Materials, Inc.	1,004	60,692
ASML Holding NV	834	305,088
Broadcom, Inc.	1,410	445,010
Infineon Technologies AG	3,065	71,820
Intel Corp.	13,257	793,166
KLA Corp	29	5,640
Lam Research Corp.	51	16,497
Marvell Technology Group Ltd.	1,844	64,651
Maxim Integrated Products, Inc.	146	8,849
Micron Technology, Inc.(a)	3,353	172,747
NVIDIA Corp.	1,660	630,651
NXP Semiconductors NV	710	80,968
ON Semiconductor Corp.(a)	960	19,027
Qorvo, Inc.(a)	412	45,538
QUALCOMM, Inc.	3,234	294,973
Renesas Electronics Corp.(a)	3,000	15,421
Rohm Co. Ltd	500	33,246
Skyworks Solutions, Inc.	508	64,953
STMicroelectronics NV	1,575	42,932
Texas Instruments, Inc.	2,761	350,564
Tokyo Electron Ltd.	200	49,349
Xilinx, Inc	439	43,193

		3,892,333

Software — 4.8%
Adobe, Inc.(a)	1,702	740,898
ANSYS, Inc.(a)	212	61,847
Autodesk, Inc.(a)	737	176,283
Avalara, Inc.(a)	181	24,089
AVEVA Group plc	629	31,892
Cadence Design Systems, Inc.(a)	913	87,611
CDK Global, Inc.	777	32,183
Check Point Software Technologies Ltd.(a)	869	93,357
Citrix Systems, Inc.	331	48,958
Coupa Software, Inc.(a)	190	52,638
Crowdstrike Holdings, Inc., Class A(a)	311	31,190
CyberArk Software Ltd.(a)	199	19,755
Dassault Systemes SE	70	12,152
Datadog, Inc., Class A(a)	270	23,477
DocuSign, Inc.(a)	584	100,571
Dropbox, Inc., Class A(a)	398	8,664
Dynatrace, Inc.(a)	264	10,718
Fair Isaac Corp.(a)	120	50,165
Fortinet, Inc.(a)	513	70,420
Guidewire Software, Inc.(a)	391	43,342
Intuit, Inc.	1,199	355,132
Microsoft Corp.	24,683	5,023,237
Nice Ltd.(a)	421	79,359
Oracle Corp.	8,288	458,078
Oracle Corp. Japan	500	59,306
Palo Alto Networks, Inc.(a)	303	69,590
Paycom Software, Inc.(a)	227	70,309

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
PTC, Inc.(a)	360	$28,004
RingCentral, Inc., Class A(a)	269	76,668
Sage Group plc (The)	4,364	36,225
salesforce.com, Inc.(a)	3,159	591,775
SAP SE	2,670	373,238
ServiceNow, Inc.(a)	678	274,631
Slack Technologies, Inc., Class A(a)	970	30,157
Splunk, Inc.(a)	601	119,419
SS&C Technologies Holdings, Inc.	1,041	58,796
Synopsys, Inc.(a)	306	59,670
Temenos AG (Registered)	227	35,281
Trade Desk, Inc. (The), Class A(a)	164	66,666
Tyler Technologies, Inc.(a)	233	80,823
VMware, Inc., Class A(a)	366	56,679
Workday, Inc., Class A(a)	706	132,276
Zoom Video Communications, Inc., Class A(a) .	346	87,725

		9,943,254

Specialty Retail — 1.5%
Advance Auto Parts, Inc.	51	7,265
AutoZone, Inc.(a)	49	55,278
Best Buy Co., Inc.	430	37,526
Burlington Stores, Inc.(a)	1,035	203,822
CarMax, Inc.(a)	263	23,552
Fast Retailing Co. Ltd.	100	57,477
Gap, Inc. (The)	533	6,726
Hennes & Mauritz AB, Class B	3,721	54,313
Hikari Tsushin, Inc	100	22,865
Home Depot, Inc. (The)	3,472	869,771
Industria de Diseno Textil SA	3,562	94,512
JD Sports Fashion plc	2,619	20,158
Kingfisher plc	2,280	6,273
Lowe’s Cos., Inc.	2,254	304,560
Nitori Holdings Co. Ltd.	200	39,214
O’Reilly Automotive, Inc.(a)	154	64,937
Ross Stores, Inc.	4,216	359,372
Tiffany & Co.	695	84,748
TJX Cos., Inc. (The)	11,285	570,570
Tractor Supply Co.	910	119,929
Ulta Beauty, Inc.(a)	502	102,117
USS Co. Ltd	600	9,618

		3,114,603

Technology Hardware, Storage & Peripherals — 2.8%
Apple, Inc.	14,964	5,458,868
Canon, Inc	2,300	45,880
Dell Technologies, Inc., Class C(a)	736	40,436
FUJIFILM Holdings Corp.	800	34,241
Hewlett Packard Enterprise Co.	5,489	53,408
HP, Inc.	5,407	94,244
NetApp, Inc.	508	22,540
Seagate Technology plc	1,689	81,765
Western Digital Corp.	387	17,086
Xerox Holdings Corp.	355	5,428

		5,853,896

Textiles, Apparel & Luxury Goods — 0.6%
adidas AG(a)	354	93,333
Burberry Group plc	1,274	25,175
Capri Holdings Ltd.(a)	356	5,564
EssilorLuxottica SA(a)	541	69,577
Hanesbrands, Inc.	262	2,958
Hermes International	84	70,527
Kering SA	209	114,264

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Lululemon Athletica, Inc.(a)	316	$98,595
LVMH Moet Hennessy Louis Vuitton SE	715	315,669
Moncler SpA(a)	177	6,806
NIKE, Inc., Class B	3,773	369,943
PVH Corp.	116	5,574
VF Corp.	647	39,428

		1,217,413

Trading Companies & Distributors — 0.3%
Fastenal Co.	2,380	101,959
HD Supply Holdings, Inc.(a)	1,304	45,184
ITOCHU Corp.	6,900	149,301
Mitsubishi Corp	4,200	88,753
Mitsui & Co. Ltd.	4,100	60,748
MonotaRO Co. Ltd.	300	12,054
United Rentals, Inc.(a)	286	42,625
WW Grainger, Inc.	167	52,465

		553,089

Transportation Infrastructure — 0.2%
Aena SME SA(a)(b)	548	73,291
Aeroports de Paris	485	50,072
Atlantia SpA(a)	1,450	23,454
Auckland International Airport Ltd.	17,642	75,027
Fraport AG Frankfurt Airport Services Worldwide(a)	431	18,880
Kamigumi Co. Ltd.	1,200	23,600
SATS Ltd	2,800	5,804
Sydney Airport(c)	11,099	43,803
Transurban Group(c)	9,508	93,242

		407,173

Water Utilities — 0.1%
American Water Works Co., Inc	940	120,940
Essential Utilities, Inc	1,600	67,584
Severn Trent plc	975	29,839
United Utilities Group plc	2,749	30,890

		249,253

Wireless Telecommunication Services — 0.7%
KDDI Corp	4,400	131,283
Millicom International Cellular SA, SDR	230	6,055
NTT DOCOMO, Inc.	4,100	108,847
Softbank Corp.	5,100	65,006
SoftBank Group Corp.	3,700	186,582
Tele2 AB, Class B	2,631	35,023
T-Mobile US, Inc.(a)	7,940	826,951
TPG Telecom Ltd.(a)	3,331	20,459
Tuas Ltd.(a)	1,666	776
Vodafone Group plc	90,521	143,907

		1,524,889

Total Common Stocks — 59.2% (Cost: $110,596,279)		123,627,582

	Par (000)

Corporate Bonds — 0.0%

Diversified Telecommunication Services — 0.0%
AT&T, Inc., 7.13%, 12/15/31	USD 25	32,014

Total Corporate Bonds — 0.0% (Cost: $29,837)		32,014

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Volatility V.I. Fund (Percentages shown are based on Net Assets)

Security	Beneficial Interest (000)	Value

Other Interests — 0.0%(d)

Capital Markets — 0.0%
Lehman Brothers Holdings, Inc.(a)(e)(f)	USD 25	$—

Total Other Interests — 0.0%		—

	Shares

Preferred Stocks — 0.1%

Chemicals — 0.1%
Fuchs Petrolub SE (Preference)	1,810	72,751

Health Care Equipment & Supplies — 0.0%
Sartorius AG (Preference)	70	23,103

Household Products — 0.0%
Henkel AG & Co. KGaA (Preference)	756	70,530

Total Preferred Stocks — 0.1% (Cost: $143,691)		166,384

Rights — 0.0%(a)

Construction & Engineering — 0.0%
ACS Actividades de Construccion y Servicios SA	389	607

Diversified Telecommunication Services — 0.0%
Telefonica SA	9,104	1,791

Pharmaceuticals — 0.0%
Bristol-Myers Squibb Co	2,935	10,507

Security	Shares	Value

Wireless Telecommunication Services — 0.0%
T-Mobile US, Inc.	7,940	$1,334

Total Rights — 0.0% (Cost: $11,361)		14,239

	Par (000)

U.S. Treasury Obligations — 12.7%
U.S. Treasury Notes:
2.75%, 08/15/21	12,000	12,344,531
1.13%, 08/31/21	14,000	14,153,125

Total U.S. Treasury Obligations — 12.7% (Cost: $26,456,504)		26,497,656

Total Long-Term Investments — 72.0% (Cost: $137,237,672)		150,337,875

	Shares

Short-Term Securities — 5.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%(g)*	11,529,281	11,529,281

Total Short-Term Securities — 5.5% (Cost: $11,529,281)		11,529,281

Total Investments — 77.5% (Cost: $148,766,953)		161,867,156

Other Assets Less Liabilities — 22.5%		46,907,566

Net Assets — 100.0%		$208,774,722

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(d)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities. (e) Issuer filed for bankruptcy and/or is in default.
(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. (g) Annualized 7-day yield as of period end.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	12,000,414	—	(471,133)	11,529,281	$11,529,281	$35,741		$—	$—
SL Liquidity Series, LLC, Money Market Series(b)(c)	—	—	—	—	—	54	(d)	52	—

					$11,529,281	$35,795		$52	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)	As of period end, the entity is no longer held by the Fund.
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Volatility V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
AEX Index	89	07/17/20	$11,190	$224,032
CAC 40 10 Euro Index	575	07/17/20	31,742	928,339
IBEX 35 Index	89	07/17/20	7,209	45,577
Hang Seng China Enterprises Index	113	07/30/20	7,033	(63,863)
Hang Seng Index	37	07/30/20	5,788	(55,278)
Euro-BTP	41	09/08/20	6,628	107,445
Australia 10 Year Bond	418	09/15/20	42,920	72,342
SPI 200 Index	194	09/17/20	19,720	254,988
EURO STOXX 50 Index	39	09/18/20	1,412	58,081
WIG20 Index	202	09/18/20	1,791	11,933
U.S. Treasury Ultra Bond	84	09/21/20	18,325	27,326
Long Gilt	421	09/28/20	71,801	284,962

				1,895,884

Short Contracts
OMXS30 Index	342	07/17/20	6,116	(258,003)
MSCI Singapore Index	369	07/29/20	7,834	46,434
SGX NIFTY 50 Index	4	07/30/20	82	66
Euro-Bund	663	09/08/20	131,486	(1,719,171)
Euro-Buxl	40	09/08/20	9,885	(442,700)
TOPIX Index	31	09/10/20	4,475	34,802
FTSE/JSE Top 40 Index	23	09/17/20	667	(28,037)
S&P/TSX 60 Index	50	09/17/20	6,839	(194,499)
DAX Index	92	09/18/20	31,850	(1,023,223)
FTSE 100 Index	32	09/18/20	2,438	(57,857)
FTSE/MIB Index	39	09/18/20	4,226	(47,631)
MSCI EAFE E-Mini Index	354	09/18/20	31,478	(768,772)
S&P 500 E-Mini Index	613	09/18/20	94,715	(2,744,211)
Canada 10 Year Bond	116	09/21/20	13,143	(9,601)
U.S. Treasury 10 Year Note	207	09/21/20	28,809	(79,214)
SET50 Index	215	09/29/20	1,220	(3,289)

				(7,294,906)

				$(5,399,022)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	532,707	USD	559,997	Morgan Stanley & Co. International plc	09/16/20	$3,555
USD	220,479	AUD	318,851	Morgan Stanley & Co. International plc	09/16/20	382
USD	724,588	GBP	579,988	Morgan Stanley & Co. International plc	09/16/20	5,599
USD	387,595	JPY	41,666,000	JPMorgan Chase Bank NA	09/16/20	1,307
USD	2,511,122	MXN	56,400,000	Goldman Sachs International	09/17/20	82,583

						93,426

AUD	6,308,746	USD	4,373,073	Morgan Stanley & Co. International plc	09/16/20	(18,267)
CAD	5,781,484	USD	4,292,524	Morgan Stanley & Co. International plc	09/16/20	(33,252)
CLP	1,108,537,000	USD	1,412,707	HSBC Bank plc	09/16/20	(61,558)
EUR	973,253	USD	1,096,409	Morgan Stanley & Co. International plc	09/16/20	(1,080)
EUR	16,082,601	USD	18,331,833	UBS AG	09/16/20	(231,980)
JPY	511,491,435	USD	4,786,330	Morgan Stanley & Co. International plc	09/16/20	(44,256)
USD	622,256	AUD	916,487	HSBC Bank plc	09/16/20	(10,377)
USD	597,506	CAD	817,161	HSBC Bank plc	09/16/20	(4,504)
USD	862,633	NOK	8,416,425	Morgan Stanley & Co. International plc	09/16/20	(12,030)
USD	492,061	NZD	768,359	HSBC Bank plc	09/16/20	(3,725)
USD	823,864	SEK	7,729,732	Citibank NA	09/16/20	(6,456)
USD	409,016	SGD	570,853	HSBC Bank plc	09/16/20	(700)

						(428,185)

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Volatility V.I. Fund

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date			Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency				Notional Amount (000)
6 month GBP LIBOR	Semi-Annual	0.27%	Semi-Annual	09/16/20	(a)	09/16/25	GBP	7,000	$12,824	$3,473	$9,351
6 month BBR	Semi-Annual	0.45%	Semi-Annual	09/16/20	(a)	09/16/25	AUD	13,000	(3,876)	—	(3,876)
6 month BBR	Semi-Annual	0.46%	Semi-Annual	09/16/20	(a)	09/16/25	AUD	13,000	(1,426)	—	(1,426)
6 month BBR	Semi-Annual	0.47%	Semi-Annual	09/16/20	(a)	09/16/25	AUD	9,000	4,410	—	4,410
6 month BBR	Semi-Annual	0.48%	Semi-Annual	09/16/20	(a)	09/16/25	AUD	21,000	12,808	—	12,808
6 month BBR	Semi-Annual	0.48%	Semi-Annual	09/16/20	(a)	09/16/25	AUD	9,000	7,802	—	7,802
6 month BBR	Semi-Annual	0.49%	Semi-Annual	09/16/20	(a)	09/16/25	AUD	21,000	19,284	—	19,284
6 month BBR	Semi-Annual	0.53%	Semi-Annual	09/16/20	(a)	09/16/25	AUD	3,000	7,381	—	7,381
6 month WIBOR	Semi-Annual	0.53%	Annual	09/16/20	(a)	09/16/25	PLN	21,000	(7,820)	—	(7,820)
6 month SOR	Semi-Annual	0.59%	Semi-Annual	09/16/20	(a)	09/16/25	SGD	2,500	3,765	—	3,765
6 month SOR	Semi-Annual	0.60%	Semi-Annual	09/16/20	(a)	09/16/25	SGD	1,250	2,444	—	2,444
6 month SOR	Semi-Annual	0.60%	Semi-Annual	09/16/20	(a)	09/16/25	SGD	1,250	2,107	—	2,107
6 month SOR	Semi-Annual	0.70%	Semi-Annual	09/16/20	(a)	09/16/25	SGD	1,800	9,829	—	9,829
6 month SOR	Semi-Annual	0.71%	Semi-Annual	09/16/20	(a)	09/16/25	SGD	4,200	24,747	—	24,747
6 month BBR	Semi-Annual	0.72%	Semi-Annual	09/16/20	(a)	09/16/25	AUD	60,985	552,291	—	552,291
3 month BA	Semi-Annual	0.96%	Semi-Annual	09/16/20	(a)	09/16/25	CAD	2,000	12,620	—	12,620
3 month BA	Semi-Annual	1.06%	Semi-Annual	09/16/20	(a)	09/16/25	CAD	18,000	179,425	(2,709)	182,134
0.39%	Semi-Annual	3 month LIBOR	Quarterly	09/16/20	(a)	09/16/25	USD	4,000	(10,405)	588	(10,993)
0.41%	Semi-Annual	3 month LIBOR	Quarterly	09/16/20	(a)	09/16/25	USD	9,000	(32,070)	4,249	(36,319)
0.32%	Annual	3 month STIBOR	Quarterly	09/16/20	(a)	09/16/25	SEK	110,000	(147,997)	5,863	(153,860)
0.15%	Annual	3 month STIBOR	Quarterly	09/16/20	(a)	09/16/25	SEK	125,000	(49,989)	2,758	(52,747)
0.13%	Annual	3 month STIBOR	Quarterly	09/16/20	(a)	09/16/25	SEK	119,000	(36,488)	883	(37,371)
0.15%	Annual	3 month STIBOR	Quarterly	09/16/20	(a)	09/16/25	SEK	155,000	(59,104)	1,005	(60,109)
0.17%	Annual	3 month STIBOR	Quarterly	09/16/20	(a)	09/16/25	SEK	81,000	(42,188)	858	(43,046)
(0.32)%	Annual	6 month EURIBOR	Semi-Annual	09/16/20	(a)	09/16/25	EUR	3,000	(4,007)	(45)	(3,962)
(0.28)%	Annual	6 month EURIBOR	Semi-Annual	09/16/20	(a)	09/16/25	EUR	27,000	(98,126)	4,608	(102,734)
(0.30)%	Annual	6 month EURIBOR	Semi-Annual	09/16/20	(a)	09/16/25	EUR	11,000	(29,985)	981	(30,966)
(0.39)%	Annual	6 month EURIBOR	Semi-Annual	09/16/20	(a)	09/16/25	EUR	18,000	43,490	3,188	40,302
(0.22)%	Annual	6 month EURIBOR	Semi-Annual	09/16/20	(a)	09/16/25	EUR	12,000	(87,237)	15,766	(103,003)
(0.27)%	Annual	6 month EURIBOR	Semi-Annual	09/16/20	(a)	09/16/25	EUR	28,000	(125,468)	(5,699)	(119,769)
(0.15)%	Annual	6 month EURIBOR	Semi-Annual	09/16/20	(a)	09/16/25	EUR	16,000	(176,620)	(10,424)	(166,196)
(0.14)%	Annual	6 month EURIBOR	Semi-Annual	09/16/20	(a)	09/16/25	EUR	11,000	(133,682)	(3,034)	(130,648)
(0.17)%	Annual	6 month EURIBOR	Semi-Annual	09/16/20	(a)	09/16/25	EUR	20,000	(198,014)	8,523	(206,537)
(0.31)%	Annual	6 month EURIBOR	Semi-Annual	09/16/20	(a)	09/16/25	EUR	13,000	(29,725)	(4,517)	(25,208)
(0.31)%	Annual	6 month EURIBOR	Semi-Annual	09/16/20	(a)	09/16/25	EUR	4,000	(9,761)	(972)	(8,789)
(0.21)%	Annual	6 month EURIBOR	Semi-Annual	09/16/20	(a)	09/16/25	EUR	13,000	(104,154)	4,835	(108,989)

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Volatility V.I. Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
(0.22)%	Annual	6 month EURIBOR	Semi-Annual	09/16/20	(a)	09/16/25	EUR	12,000	$(85,420)	$(1,749)	$(83,671)
3 month JIBAR	Quarterly	6.77%	Quarterly	09/16/20	(a)	09/16/25	ZAR	36,625	138,471	—	138,471
3 month JIBAR	Quarterly	7.20%	Quarterly	09/16/20	(a)	09/16/25	ZAR	92,000	449,767	—	449,767
3 month JIBAR	Quarterly	7.50%	Quarterly	09/16/20	(a)	09/16/25	ZAR	177,000	1,002,139	—	1,002,139
3 month JIBAR	Quarterly	7.98%	Quarterly	09/16/20	(a)	09/16/25	ZAR	63,008	434,670	—	434,670
3 month JIBAR	Quarterly	8.18%	Quarterly	09/16/20	(a)	09/16/25	ZAR	74,119	549,516	—	549,516
3 month JIBAR	Quarterly	8.48%	Quarterly	09/16/20	(a)	09/16/25	ZAR	75,375	617,097	—	617,097

									$2,613,325	$28,429	$2,584,896

(a)	Forward swap.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1 day BZDIOVER	At Termination	4.09%	At Termination	Barclays Bank plc	N/A		01/02/23	BRL	35,000	$19,313	$—	$19,313
1 day BZDIOVER	At Termination	4.10%	At Termination	BNP Paribas SA	N/A		01/02/23	BRL	39,000	26,592	—	26,592
1 day MIBOR	Semi-Annual	4.07%	Semi-Annual	Bank of America NA	09/16/20	(a)	09/16/25	INR	542,000	(7,573)	—	(7,573)
1 day MIBOR	Semi-Annual	4.74%	Semi-Annual	Bank of America NA	09/16/20	(a)	09/16/25	INR	37,773	14,456	—	14,456
1 day MIBOR	Semi-Annual	4.75%	Semi-Annual	Bank of America NA	09/16/20	(a)	09/16/25	INR	180,407	70,111	—	70,111
2.28%	Quarterly	1 week CNREPOFI	Quarterly	Bank of America NA	09/16/20	(a)	09/16/25	CNY	44,329	23,325	—	23,325
2.29%	Quarterly	1 week CNREPOFI	Quarterly	Bank of America NA	09/16/20	(a)	09/16/25	CNY	44,336	18,914	—	18,914
3 month CD_KSDA	Quarterly	0.89%	Quarterly	Bank of America NA	09/16/20	(a)	09/16/25	KRW	6,100,000	4,117	—	4,117
3 month CD_KSDA	Quarterly	0.91%	Quarterly	Bank of America NA	09/16/20	(a)	09/16/25	KRW	6,270,000	10,598	—	10,598
6 month THBFIX	Semi-Annual	0.85%	Semi-Annual	Bank of America NA	09/16/20	(a)	09/16/25	THB	141,900	13,814	—	13,814
0.51%	Quarterly	3 month TWCPBA	Quarterly	Barclays Bank plc	09/16/20	(a)	09/16/25	TWD	155,000	2,537	—	2,537
0.47%	Quarterly	3 month TWCPBA	Quarterly	BNP Paribas SA	09/16/20	(a)	09/16/25	TWD	178,000	16,013	—	16,013
0.50%	Quarterly	3 month TWCPBA	Quarterly	BNP Paribas SA	09/16/20	(a)	09/16/25	TWD	120,000	3,771	—	3,771
0.50%	Quarterly	3 month TWCPBA	Quarterly	BNP Paribas SA	09/16/20	(a)	09/16/25	TWD	155,000	4,870	—	4,870
2.26%	Quarterly	1 week CNREPOFI	Quarterly	BNP Paribas SA	09/16/20	(a)	09/16/25	CNY	41,000	27,696	—	27,696
6 month THBFIX	Semi-Annual	0.85%	Semi-Annual	BNP Paribas SA	09/16/20	(a)	09/16/25	THB	116,100	12,223	—	12,223
1 day MIBOR	Semi-Annual	4.85%	Semi-Annual	Citibank NA	09/16/20	(a)	09/16/25	INR	473,413	212,009	—	212,009
1 day MIBOR	Semi-Annual	5.40%	Semi-Annual	Citibank NA	09/16/20	(a)	09/16/25	INR	445,500	344,578	—	344,578
1 day MIBOR	Semi-Annual	4.21%	Semi-Annual	HSBC Bank plc	09/16/20	(a)	09/16/25	INR	138,600	9,470	—	9,470
1 day MIBOR	Semi-Annual	4.78%	Semi-Annual	HSBC Bank plc	09/16/20	(a)	09/16/25	INR	180,407	73,315	—	73,315
1 day MIBOR	Semi-Annual	4.87%	Semi-Annual	HSBC Bank plc	09/16/20	(a)	09/16/25	INR	205,265	94,355	—	94,355
1 day MIBOR	Semi-Annual	5.39%	Semi-Annual	JPMorgan Chase Bank NA	09/16/20	(a)	09/16/25	INR	364,500	278,690	—	278,690
1 day MIBOR	Semi-Annual	4.80%	Semi-Annual	Morgan Stanley & Co. International plc	09/16/20	(a)	09/16/25	INR	109,998	46,004	—	46,004
2.29%	Quarterly	1 week CNREPOFI	Quarterly	Morgan Stanley & Co. International plc	09/16/20	(a)	09/16/25	CNY	44,336	19,650	—	19,650

										$1,338,848	$—	$1,338,848

(a)	Forward swap.

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Volatility V.I. Fund

OTC Total Return Swaps

Reference Entity	Fixed Amount Paid / (Received) by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Taiwan Capitalization Weighted
Stock Index Future July 2020	TWD	(26,865,855)	Merrill Lynch International & Co.	07/15/20	TWD	26,866	$(22,442)	$—	$(22,442)
Taiwan Capitalization Weighted
Stock Index Future July 2020	TWD	(17,910,570)	Merrill Lynch International & Co.	07/15/20	TWD	17,911	(14,961)	—	(14,961)
Taiwan Capitalization Weighted
Stock Index Future July 2020	TWD	(125,373,989)	Merrill Lynch International & Co.	07/15/20	TWD	125,374	(104,730)	—	(104,730)
Taiwan Capitalization Weighted
Stock Index Future July 2020	TWD	(18,087,292)	Merrill Lynch International & Co.	07/15/20	TWD	18,087	(8,972)	—	(8,972)
Taiwan Capitalization Weighted
Stock Index Future July 2020	TWD	(45,430,908)	Merrill Lynch International & Co.	07/15/20	TWD	45,431	(15,221)	—	(15,221)
Taiwan Capitalization Weighted
Stock Index Future July 2020	TWD	(70,924,583)	Merrill Lynch International & Co.	07/15/20	TWD	70,925	—	—	—
BOVESPA Index Futures August 2020	BRL	2,994,343	Merrill Lynch International & Co.	08/12/20	BRL	2,994	27,940	—	27,940
BOVESPA Index Futures August 2020	BRL	5,129,215	Merrill Lynch International & Co.	08/12/20	BRL	5,129	3,540	—	3,540
KOSPI 200 Index Futures September 2020	KRW	(2,176,440,000)	Merrill Lynch International & Co.	09/10/20	KRW	2,176,440	58,561	—	58,561
Swiss Market Index Futures September 2020	CHF	(674,520)	HSBC Bank plc	09/18/20	CHF	675	(27,484)	—	(27,484)
Swiss Market Index Futures September 2020	CHF	(994,973)	HSBC Bank plc	09/18/20	CHF	995	(6,151)	—	(6,151)
MSCI Chile Net Return Index	USD	(1,388,463)	BNP Paribas SA	05/20/21	USD	1,388	(85,732)	—	(85,732)
MSCI Mexico Net Return Index	USD	2,466,107	BNP Paribas SA	05/20/21	USD	2,466	100,454	—	100,454

							$(95,198)	$—	$(95,198)

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.01%
1 day MIBOR	Mumbai Interbank Offered Rate	3.89
1 week CNREPOFI	China Fixing Repo Rates	3.00
3 month BA	Canadian Bankers Acceptances	0.56
3 month CD_KSDA	Certificates of Deposit by the Korean Securities Dealers Association	0.79
3 month JIBAR	Johannesburg Interbank Average Rate	3.91
3 month LIBOR	London Interbank Offered Rate	0.30
3 month STIBOR	Stockholm Interbank Offered Rate	0.06
3 month TWCPBA	Taiwan Secondary Markets Bills Rate	0.63
6 month BBR	Australian Bank Bill Rate	0.21
6 month EURIBOR	Euro Interbank Offered Rate	(0.31)
6 month GBP LIBOR	London Interbank Offered Rate	0.29

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Volatility V.I. Fund

OTC Total Return Swaps (continued)

Reference Index		Reference Rate
6 month SOR	Singapore Interbank Offered Rate	0.23%
6 month THBFIX	Thai Baht Interest Rate Fixing	0.44
6 month WIBOR	Warsaw Interbank Offered Rate	0.08

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$57,578	$(29,149)	$4,082,935	$(1,498,039)
OTC Swaps	—	—	1,536,916	(293,266)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,604,252	$—	$492,075	$—	$2,096,327
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	93,426	—	—	93,426
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	4,082,935	—	4,082,935
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	190,495	—	1,346,421	—	1,536,916

	$—	$—	$1,794,747	$93,426	$5,921,431	$—	$7,809,604

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	—	—	5,244,663	—	2,250,686	—	7,495,349
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	428,185	—	—	428,185
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a).	—	—	—	—	1,498,039	—	1,498,039
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	285,693	—	7,573	—	293,266

	$—	$—	$5,530,356	$428,185	$3,756,298	$—	$9,714,839

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Volatility V.I. Fund

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(3,727,350)	$—	$(382,631)	$—	$(4,109,981)
Forward foreign currency exchange contracts	—	—	—	(1,556,362)	—	—	(1,556,362)
Swaps	—	—	4,628,830	—	4,911,284	—	9,540,114

	$—	$—	$901,480	$(1,556,362)	$4,528,653	$—	$3,873,771

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$2,462,787	$—	$(900,067)	$—	$1,562,720
Forward foreign currency exchange contracts	—	—	—	(419,750)	—	—	(419,750)
Swaps	—	—	124,700	—	2,682,335	—	2,807,035

	$—	$—	$2,587,487	$(419,750)	$1,782,268	$—	$3,950,005

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$248,860,971
Average notional value of contracts — short	$320,178,757
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$55,147,696
Average amounts sold — in USD	$71,306,389
Interest rate swaps:
Average notional value — pays fixed rate	$326,631,387
Average notional value — receives fixed rate	$248,801,696
Total return swaps:
Average notional value	$25,828,602

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$982,511	$2,082,389
Forward foreign currency exchange contracts	93,426	428,185
Swaps — Centrally cleared	—	6,992
Swaps — OTC(a)	1,536,916	293,266

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$2,612,853	$2,810,832
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(982,511)	(2,089,381)

Total derivative assets and liabilities subject to an MNA	$1,630,342	$721,451

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Volatility V.I. Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$155,335	$(7,573)	$—	$—	$147,762
Barclays Bank plc	21,850	—	—	—	21,850
BNP Paribas SA	191,619	(85,732)	—	—	105,887
Citibank NA	556,587	(6,456)	—	(550,000)	131
Goldman Sachs International	82,583	—	—	—	82,583
HSBC Bank plc	177,140	(114,499)	—	—	62,641
JPMorgan Chase Bank NA	279,997	—	—	(260,000)	19,997
Merrill Lynch International & Co.	90,041	(90,041)	—	—	—
Morgan Stanley & Co. International plc	75,190	(75,190)	—	—	—

	$1,630,342	$(379,491)	$—	$(810,000)	$440,851

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America NA	$7,573	$(7,573)	$—	$—	$—
BNP Paribas SA	85,732	(85,732)	—	—	—
Citibank NA	6,456	(6,456)	—	—	—
HSBC Bank plc	114,499	(114,499)	—	—	—
Merrill Lynch International & Co.	166,326	(90,041)	—	—	76,285
Morgan Stanley & Co. International plc	108,885	(75,190)	—	—	33,695
UBS AG	231,980	—	—	—	231,980

	$721,451	$(379,491)	$—	$—	$341,960

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$288,048	$56,505	$—	$344,553
Air Freight & Logistics	399,605	93,283	—	492,888
Airlines	498,222	58,827	—	557,049
Auto Components	—	31,374	—	31,374
Automobiles	520,123	832,558	—	1,352,681
Banks	3,158,625	2,761,136	—	5,919,761
Beverages	3,547,341	904,210	—	4,451,551
Biotechnology	2,455,757	281,227	—	2,736,984
Building Products	380,886	396,033	—	776,919
Capital Markets	2,755,691	1,021,758	—	3,777,449
Chemicals	1,915,709	766,227	—	2,681,936
Commercial Services & Supplies	409,009	99,387	—	508,396
Communications Equipment	689,633	117,892	—	807,525
Construction & Engineering	—	672,790	—	672,790
Construction Materials	274,258	33,232	—	307,490

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Volatility V.I. Fund

	Level 1	Level 2	Level 3	Total
Consumer Finance	$546,465	$—	$—	$546,465
Containers & Packaging	18,832	5,638	—	24,470
Distributors	60,443	—	—	60,443
Diversified Financial Services	57,743	341,459	—	399,202
Diversified Telecommunication Services	2,008,445	945,017	—	2,953,462
Electric Utilities	959,651	563,122	—	1,522,773
Electrical Equipment	94,376	500,747	—	595,123
Electronic Equipment, Instruments & Components	434,725	565,597	—	1,000,322
Entertainment	1,575,287	162,898	—	1,738,185
Equity Real Estate Investment Trusts (REITs)	2,574,660	304,338	—	2,878,998
Food & Staples Retailing	2,030,284	1,215,717	—	3,246,001
Food Products	1,558,977	1,726,544	—	3,285,521
Gas Utilities	—	302,671	—	302,671
Health Care Equipment & Supplies	3,597,717	597,606	—	4,195,323
Health Care Providers & Services	3,326,968	180,843	—	3,507,811
Health Care Technology	227,864	33,985	—	261,849
Hotels, Restaurants & Leisure	916,997	435,643	—	1,352,640
Household Durables	540,909	442,386	—	983,295
Household Products	1,444,496	349,090	—	1,793,586
Independent Power and Renewable Electricity Producers	—	140,460	—	140,460
Industrial Conglomerates	201,201	524,730	—	725,931
Insurance	824,984	1,511,343	—	2,336,327
Interactive Media & Services	5,069,636	81,095	—	5,150,731
Internet & Direct Marketing Retail	5,219,063	114,778	—	5,333,841
IT Services	5,487,458	380,951	—	5,868,409
Leisure Products	21,680	—	—	21,680
Life Sciences Tools & Services	1,103,045	117,781	—	1,220,826
Machinery	915,792	783,146	—	1,698,938
Marine	—	3,165	—	3,165
Media	849,528	198,601	—	1,048,129
Metals & Mining	326,521	700,416	—	1,026,937
Mortgage Real Estate Investment Trusts (REITs)	61,044	—	—	61,044
Multiline Retail	885,076	292,091	—	1,177,167
Multi-Utilities	265,130	375,241	—	640,371
Oil, Gas & Consumable Fuels	2,305,771	685,234	—	2,991,005
Paper & Forest Products	—	55,039	—	55,039
Personal Products	155,661	1,004,586	—	1,160,247
Pharmaceuticals	4,122,180	2,710,404	—	6,832,584
Professional Services	272,158	248,983	—	521,141
Real Estate Management & Development	68,768	346,821	—	415,589
Road & Rail	1,838,795	535,837	—	2,374,632
Semiconductors & Semiconductor Equipment	3,340,235	552,098	—	3,892,333
Software	9,315,801	627,453	—	9,943,254
Specialty Retail	2,810,173	304,430	—	3,114,603
Technology Hardware, Storage & Peripherals	5,773,775	80,121	—	5,853,896
Textiles, Apparel & Luxury Goods	522,062	695,351	—	1,217,413
Trading Companies & Distributors	242,233	310,856	—	553,089
Transportation Infrastructure	—	407,173	—	407,173
Water Utilities	188,524	60,729	—	249,253
Wireless Telecommunication Services	848,186	676,703	—	1,524,889
Corporate Bonds	—	32,014	—	32,014
Preferred Stocks	—	166,384	—	166,384
Rights	14,239	—	—	14,239
U.S. Treasury Obligations	—	26,497,656	—	26,497,656
Short-Term Securities	11,529,281	—	—	11,529,281

	$103,845,746	$58,021,410	$—	$161,867,156

Derivative Financial Instruments(a)
Assets:
Equity contracts	$1,604,252	$190,495	$—	$1,794,747
Foreign currency exchange contracts	—	93,426	—	93,426
Interest rate contracts	492,075	5,429,356	—	5,921,431
Liabilities:
Equity contracts	(5,244,663)	(285,693)	—	(5,530,356)
Foreign currency exchange contracts	—	(428,185)	—	(428,185)

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Volatility V.I. Fund

	Level 1	Level 2	Level 3	Total
Interest rate contracts	$(2,250,686)	$(1,505,612)	$—	$(3,756,298)

	$(5,399,022)	$3,493,787	$—	$(1,905,235)

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

June 30, 2020

BlackRock Managed Volatility V.I. Fund

ASSETS
Investments at value — unaffiliated (cost — $137,237,672)	$150,337,875
Investments at value — affiliated (cost — $11,529,281)	11,529,281
Cash pledged:
Futures contracts	37,697,000
Centrally cleared swaps	6,584,000
Foreign currency at value (cost — $3,840,512)	3,837,111
Receivables:
Investments sold	7,289
Dividends — affiliated	709
Dividends — unaffiliated	173,304
Interest — unaffiliated	176,471
From affiliate(s)	905
Variation margin on futures contracts	982,511
Unrealized appreciation on:
Forward foreign currency exchange contracts	93,426
OTC swaps	1,536,916
Prepaid expenses	1,965

Total assets	212,958,763

LIABILITIES
Cash received as collateral for OTC derivatives	810,000
Payables:
Swaps	100,264
Capital shares redeemed	12,403
Distribution fees	35,765
Investment advisory fees	55,314
Other affiliates	919
Variation margin on futures contracts	2,082,389
Variation margin on centrally cleared swaps	6,992
Other accrued expenses	358,544
Unrealized depreciation on:
Forward foreign currency exchange contracts	428,185
OTC swaps	293,266

Total liabilities	4,184,041

NET ASSETS	$208,774,722

NET ASSETS CONSIST OF
Paid-in capital	$342,692,095
Accumulated loss	(133,917,373)

NET ASSETS	$208,774,722

NET ASSET VALUE
Class I — Based on net assets of $10,020,848 and 756,776 shares outstanding, 100 million shares authorized, $0.10 par value	$13.24

Class III — Based on net assets of $198,753,874 and 15,030,151 shares outstanding, 100 million shares authorized, $0.10 par value	$13.22

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statement of Operations  (unaudited)

Six Months Ended June 30, 2020

BlackRock Managed Volatility V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$35,741
Dividends — unaffiliated	1,545,878
Interest — unaffiliated	205,303
Securities lending income — affiliated — net	54
Foreign taxes withheld	(48,741)

Total investment income	1,738,235

EXPENSES
Investment advisory	591,686
Distribution — class specific	256,160
Transfer agent — class specific	219,726
Custodian	98,220
Professional	57,953
Accounting services	52,929
Printing	13,295
Directors and Officer	3,774
Transfer agent	2,488
Miscellaneous	26,237

Total expenses	1,322,468
Less:
Fees waived and/or reimbursed by the Manager	(211,983)
Transfer agent fees waived and/or reimbursed — class specific	(219,726)

Total expenses after fees waived and/or reimbursed	890,759

Net investment income	847,476

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	52
Investments — unaffiliated	(11,606,410)
Forward foreign currency exchange contracts	(1,556,362)
Foreign currency transactions	(1,475,309)
Futures contracts	(4,109,981)
Swaps	9,540,114

(9,207,896)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	3,580,303
Forward foreign currency exchange contracts	(419,750)
Foreign currency translations	(33,918)
Futures contracts	1,562,720
Swaps	2,807,035

7,496,390

Net realized and unrealized loss	(1,711,506)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(864,030)

See notes to financial statements.

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Managed Volatility V.I. Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$847,476	$3,403,424
Net realized loss	(9,207,896)	(11,219,350)
Net change in unrealized appreciation (depreciation)	7,496,390	12,029,655

Net increase (decrease) in net assets resulting from operations	(864,030)	4,213,729

DISTRIBUTIONS TO SHAREHOLDERS(a)
Class I	—	(366,689)
Class III	—	(7,093,025)

Decrease in net assets resulting from distributions to shareholders	—	(7,459,714)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(26,592,442)	(8,672,745)

NET ASSETS
Total decrease in net assets	(27,456,472)	(11,918,730)
Beginning of period	236,231,194	248,149,924

End of period	$208,774,722	$236,231,194

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	27

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Managed Volatility V.I. Fund

	Class I
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019		2018	2017	2016		2015

Net asset value, beginning of period	$13.27		$13.45		$13.71	$13.19	$13.08		$13.70

Net investment income (loss)(a)	0.07		0.22		0.15	0.04	0.02	(b)	(0.06)
Net realized and unrealized gain (loss)	(0.10)		0.06		(0.01)	0.62	0.20		(0.01)

Net increase (decrease) from investment operations	(0.03)		0.28		0.14	0.66	0.22		(0.07)

Distributions(c)
From net investment income	—		(0.46)		(0.25)	(0.05)	(0.11)		—
From net realized gain	—		(0.00	)(d)	(0.15)	(0.09)	—		(0.55)

Total distributions	—		(0.46)		(0.40)	(0.14)	(0.11)		(0.55)

Net asset value, end of period	$13.24		$13.27		$13.45	$13.71	$13.19		$13.08

Total Return(e)
Based on net asset value	(0.23	)%(f)	2.11%		1.02%	4.98%	1.71	%(g)	(0.57)%

Ratios to Average Net Assets(h)
Total expenses	0.99	%(i)	0.93%		1.21%	1.48%	1.39%		1.47%

Total expenses after fees waived and/or reimbursed	0.59	%(i)	0.59%		0.71%	0.89%	0.94%		1.00%

Net investment income (loss)	1.02	%(i)	1.62%		1.09%	0.29%	0.18	%(b)	(0.46)%

Supplemental Data
Net assets, end of period (000)	$10,021		$10,808		$12,571	$14,536	$15,895		$18,180

Portfolio turnover rate	114%		314%		319%	0%	1%		13%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.19%, respectively, resulting from a one time payment from a third party administrator.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes reimbursements of out of pocket expenses from a third party administrator. Excluding this amount, the Fund’s total return is 1.48%.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.03%	0.23%	0.25%	0.23%

(i)	Annualized.

See notes to financial statements.

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Managed Volatility V.I. Fund

	Class III
	Six Months Ended 06/30/20 (unaudited)		Year Ended 12/31/2019		Period from 02/14/18 (a) to 12/31/18

Net asset value, beginning of period	$13.27		$13.45		$13.70

Net investment income(b)	0.05		0.19		0.15
Net realized and unrealized gain (loss)	(0.10)		0.06		(0.02)

Net increase (decrease) from investment operations	(0.05)		0.25		0.13

Distributions(c)
From net investment income	—		(0.43)		(0.23)
From net realized gain	—		(0.00	)(d)	(0.15)

Total distributions	—		(0.43)		(0.38)

Net asset value, end of period	$13.22		$13.27		$13.45

Total Return(e)
Based on net asset value	(0.38	)%(f)	1.85%		0.90	%(f)

Ratios to Average Net Assets(g)
Total expenses	1.24	%(h)	1.36%		0.99	%(h)

Total expenses after fees waived and/or reimbursed	0.84	%(h)	0.84%		0.84	%(h)

Net investment income	0.78	%(h)	1.39%		1.22	%(h)

Supplemental Data
Net assets, end of period (000)	$198,754		$225,423		$235,579

Portfolio turnover rate	114%		314%		319	%(i)

(a)	Recommencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/2019	Period from 02/14/18 (a) to 12/31/18
Investments in underlying funds	0.01%	0.01%	0.03%

(h)	Annualized.
(i)	Portfolio turnover rate is representative of the Fund for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Managed Volatility V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (unaudited) (continued)

pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker a variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (unaudited) (continued)

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.55%
$1 Billion — $3 Billion	0.52
$3 Billion — $5 Billion	0.50
$5 Billion — $10 Billion	0.48
Greater than $10 Billion	0.47

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), BlackRock Asset Management North Asia Limited (“BAMNA”) and BlackRock (Singapore) Limited (“BRS”), (collectively, the “Sub-Advisers’), each an affiliate of the Manager. The Manager pays BIL, BAMNA and BRS for services they provide for that portion of the Fund for which BIL, BAMNA and BRS, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder distribution services to the Fund. The ongoing distribution fee compensates BRIL and each broker-dealer for providing shareholder distribution related services to shareholders.

For the six months ended June 30, 2020, the class specific distribution fees borne directly by Class III were $256,160.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent — class specific. For the six months ended June 30, 2020, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$10,245
Class III	209,481
$219,726

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. Prior to May 1, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the amount waived was $4,110.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the six months ended June 30, 2020, the Fund reimbursed the Manager $1,411 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse all transfer agent fees for Class I Shares and Class III Shares. The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2020, class specific expense waivers and/or reimbursements were as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$ 10,245
Class III	209,481
$ 219,726

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.59%
Class III	0.84

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, the Manager waived and/or reimbursed $207,873, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (unaudited) (continued)

2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2020, the Fund paid BIM $18 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$159,868,203	$189,694,998
U.S. Government Securities	30,196,417	36,065,923

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2019, the Fund had non-expiring capital loss carryforward available to offset future realized capital gains of $131,776,215.

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$151,402,029

Gross unrealized appreciation	$21,244,426
Gross unrealized depreciation	(12,684,534)

Net unrealized appreciation (depreciation)	$8,559,892

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (unaudited) (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19
	Shares	Amount	Shares	Amount
Class I
Shares sold	6,592	$88,294	15,992	$216,378
Shares issued in reinvestment of distributions	—	—	27,540	366,689
Shares redeemed	(64,508)	(859,950)	(163,533)	(2,209,996)

Net decrease	(57,916)	$(771,656)	(120,001)	$(1,626,929)

Class III
Shares sold	932,153	$12,253,495	2,448,987	$33,265,000
Shares issued in reinvestment of distributions	—	—	532,709	7,092,711
Shares redeemed	(2,894,973)	(38,074,281)	(3,507,917)	(47,403,527)

Net decrease	(1,962,820)	$(25,820,786)	(526,221)	$(7,045,816)

Total Net Decrease	(2,020,736)	$(26,592,442)	(646,222)	$(8,672,745)

As of June 30, 2020, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 730 Class III Shares of the Fund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CNY	Chinese Yuan

EUR	Euro

GBP	British Pound

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TWD	Taiwan New Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipts

BA	Canadian Bankers Acceptances

BBR	Australian Bank Bill Rate

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

CD_KSDA	Certificates of Deposit by the Korean Securities Dealers Association

CNREPOFI	Day China Fixing Repo Rates

EURIBOR	Euro Interbank Offered Rate

JIBAR	Johannesburg Interbank Average Rate

LIBOR	London Interbank Offered Rate

MIBOR	Mumbai Interbank Offered Rate

MSCI	Morgan Stanley Capital International

OTC	Over-the-counter

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SCA	Svenska Cellulosa Aktiebolaget

SDR	Swedish Depositary Receipts

SOR	Singapore Interbank Offered Rate

STIBOR	Stockholm Interbank Offered Rate

THBFIX	Thai Baht Interest Rate Fixing

TWCPBA	Taiwan Secondary Markets Bills Rate

WIBOR	Warsaw Interbank Offered Rate

GLOSSARY OF TERMS USED IN THIS REPORT	39

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Variable Series Funds, Inc.

•	BlackRock S&P 500 Index V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of June 30, 2020	BlackRock S&P 500 Index V.I. Fund

Investment Objective

BlackRock S&P 500 Index V.I. Fund’s (the “Fund”) investment objective is to seek investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard and Poor’s (“S&P”) 500® Index.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund’s Class I, Class II and Class III Shares returned (3.17)%, (3.28)% and (3.28)%, respectively. The benchmark S&P 500® Index returned (3.08)% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

U.S. equities, as represented by the S&P 500® Index, experienced the largest quarterly loss in 12 years, posting a (19.60)% loss in the first quarter of 2020.

All eleven of the Global Industry Classification Standard (“GICS”) sectors declined but with wide variation in the first quarter of 2020. Technology (11.9%) and health care (12.7%) outperformed with losses in the low teens, as rising demand for medical resources and consumer behavioral change caused by the “work from home” trend likely benefited those exposures. In contrast, the energy sector (50.5%) lost more than half its value in the three months as crude oil prices hit decade lows. The financial sector accounted for 4% of the loss in the broader index as the sector lost 31.9%.

Fears of the coronavirus pandemic and its economic toll continued to drive unprecedented levels of financial market volatility. The Chicago Board Options Exchange Volatility Index, which measures near-term stock market volatility, surged to its highest level since the 2008 financial crisis and the S&P 500® Index experienced its quickest bear market contraction on record. Economic activity fell to a standstill with the Purchasing Managers Index (an index of the prevailing direction of economic trends in the manufacturing and service sectors) across the globe registering the lowest levels on record while jobless claims surged. In late March, the United States saw a record number of initial unemployment claims as 3.3 million people filed for unemployment benefits while the consensus estimate had been around 1.4 million.

On the policy front, global governments unleashed large stimulus packages to combat the shock on the worldwide economy. The United States passed several fiscal stimulus measures, including a $2 trillion relief bill to send money directly to Americans. Separately, monetary policy moved toward accommodation as the Fed cut the policy rate to 0% and pledged to buy as much government-backed debt as needed to bolster the markets for housing and Treasury bonds. Furthermore, the Fed announced it would buy corporate bonds, including the riskiest investment-grade debt, for the first time in its history.

U.S. equities, as represented by the S&P 500® Index, registered a strong recovery of 20.54% in second quarter of 2020, the largest quarterly gain since 1998.

U.S. stocks outperformed other regions in second quarter of 2020, with a sharper recovery from the troughs of late March. This was largely supported by the historic U.S. policy response. The United States delivered coordinated fiscal and monetary support sufficient to offset the estimated initial shock from the coronavirus pandemic and spillovers to the full economy. Toward the end of the second quarter, government measures to contain the coronavirus had been gradually lifted in many states, boosting economic activity and employment.

All eleven of the GICS sectors saw strong gains in the second quarter of 2020, although large dispersion still existed. The consumer discretionary (32.9%) and information technology (30.5%) sectors led the market higher as companies in those two sectors experienced little revenue impact from coronavirus-related measurements. The energy (30.5%) and materials (26%) sectors had sharp recoveries during the second quarter, after suffering from massive selloffs in March. Meanwhile, the utilities (2.7%), consumer staples (8.1%) and financial (12.2%) sectors lagged.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the S&P 500® Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock S&P 500 Index V.I. Fund

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years		10 Years
Class I (b)(c)	(3.17)%	7.29%	10.46%		13.64%
Class II (b)(c)	(3.28)	7.15	10.30		13.48
Class III (b)(c)	(3.28)	7.03	10.19	(d)	13.36	(d)
S&P 500® Index(e)	(3.08)	7.51	10.73		13.99

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(c)	Under normal circumstances, the Fund invests at least 80% of its assets in the common stocks represented in the S&P 500® Index and in derivative instruments linked to the S&P 500® Index.
(d)

The returns for Class III Shares prior to February 14, 2018, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(e)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Portfolio Information

SECTOR ALLOCATION
Sector	Percent of Net Assets
Information Technology	27%
Health Care	15
Consumer Discretionary	11
Communication Services	11
Financials	10
Industrials	8
Consumer Staples	7
Utilities	3
Real Estate	3
Energy	3
Materials	2
Short-Term Securities	2
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$968.30	$0.73	$1,000.00	$1,024.12	$0.75	0.15%
Class II	1,000.00	967.20	1.47	1,000.00	1,023.37	1.51	0.30
Class III	1,000.00	967.20	1.96	1,000.00	1,022.87	2.01	0.40

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown)

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.2%

Aerospace & Defense — 1.7%
Boeing Co. (The)(a)	38,151	$6,993,078
General Dynamics Corp.	16,565	2,475,805
Howmet Aerospace, Inc.(b)	28,532	452,232
Huntington Ingalls Industries, Inc.	2,931	511,430
L3Harris Technologies, Inc.	15,324	2,600,023
Lockheed Martin Corp.	17,568	6,410,915
Northrop Grumman Corp.	11,090	3,409,510
Raytheon Technologies Corp.	104,578	6,444,096
Teledyne Technologies, Inc.(b)	2,502	777,997
Textron, Inc.	16,648	547,886
TransDigm Group, Inc.(a)	3,583	1,583,865

		32,206,837

Air Freight & Logistics — 0.5%
CH Robinson Worldwide, Inc.	9,791	774,076
Expeditors International of Washington, Inc.	11,700	889,668
FedEx Corp.	16,922	2,372,803
United Parcel Service, Inc., Class B	50,166	5,577,456

		9,614,003

Airlines — 0.2%
Alaska Air Group, Inc.	9,179	332,830
American Airlines Group, Inc.	25,752	336,579
Delta Air Lines, Inc.	39,815	1,116,811
Southwest Airlines Co.(a)	38,388	1,312,102
United Airlines Holdings, Inc.(b)	17,955	621,422

		3,719,744

Auto Components — 0.1%
Aptiv plc	18,310	1,426,715
BorgWarner, Inc.	15,068	531,901

		1,958,616

Automobiles — 0.2%
Ford Motor Co.	273,927	1,665,476
General Motors Co.	88,788	2,246,337

		3,911,813

Banks — 3.6%
Bank of America Corp.	555,538	13,194,028
Citigroup, Inc.	147,925	7,558,968
Citizens Financial Group, Inc.	30,012	757,503
Comerica, Inc.	9,489	361,531
Fifth Third Bancorp	51,160	986,365
First Republic Bank	12,081	1,280,465
Huntington Bancshares, Inc.	73,836	667,108
JPMorgan Chase & Co.	216,848	20,396,723
KeyCorp	68,196	830,627
M&T Bank Corp.	9,054	941,344
People’s United Financial, Inc.	32,243	373,052
PNC Financial Services Group, Inc. (The)(a)	30,064	3,163,033
Regions Financial Corp.	66,480	739,258
SVB Financial Group(b)	3,712	800,047
Truist Financial Corp.	95,909	3,601,383
US Bancorp	97,637	3,594,994
Wells Fargo & Co.	265,180	6,788,608
Zions Bancorp NA	12,349	419,866

		66,454,903

Beverages — 1.7%
Brown-Forman Corp., Class B	13,175	838,721
Coca-Cola Co. (The)	274,925	12,283,649
Constellation Brands, Inc., Class A	12,012	2,101,499
Molson Coors Beverage Co., Class B(a)	13,703	470,835
Monster Beverage Corp.(b)	26,624	1,845,576

Security	Shares	Value

Beverages (continued)
PepsiCo, Inc.	98,655	$13,048,110

		30,588,390

Biotechnology — 2.4%
AbbVie, Inc.	125,465	12,318,154
Alexion Pharmaceuticals, Inc.(b)	15,460	1,735,230
Amgen, Inc.	41,824	9,864,609
Biogen, Inc.(b)	11,617	3,108,128
Gilead Sciences, Inc.	89,470	6,883,822
Incyte Corp.(b)	12,850	1,336,014
Regeneron Pharmaceuticals, Inc.(b)	7,212	4,497,764
Vertex Pharmaceuticals, Inc.(b)	18,475	5,363,477

		45,107,198

Building Products — 0.4%
Allegion plc	6,324	646,439
AO Smith Corp.	9,825	462,954
Carrier Global Corp.	58,362	1,296,804
Fortune Brands Home & Security, Inc.	9,936	635,208
Johnson Controls International plc	53,045	1,810,956
Masco Corp.	18,619	934,860
Trane Technologies plc	16,812	1,495,932

		7,283,153

Capital Markets — 2.7%
Ameriprise Financial, Inc.	8,834	1,325,453
Bank of New York Mellon Corp. (The)	57,132	2,208,152
BlackRock, Inc.*	10,961	5,963,770
Cboe Global Markets, Inc.	7,940	740,643
Charles Schwab Corp. (The)	80,856	2,728,081
CME Group, Inc.	25,601	4,161,187
E*TRADE Financial Corp.	15,435	767,583
Franklin Resources, Inc.(a)	20,182	423,217
Goldman Sachs Group, Inc. (The)	21,971	4,341,909
Intercontinental Exchange, Inc.	38,855	3,559,118
Invesco Ltd.(a)	26,850	288,906
MarketAxess Holdings, Inc.	2,727	1,366,009
Moody’s Corp.	11,498	3,158,846
Morgan Stanley	84,948	4,102,988
MSCI, Inc.	6,077	2,028,624
Nasdaq, Inc.	8,273	988,375
Northern Trust Corp.	14,722	1,168,043
Raymond James Financial, Inc.	8,772	603,777
S&P Global, Inc.	17,168	5,656,513
State Street Corp.	24,878	1,580,997
T. Rowe Price Group, Inc.	16,387	2,023,794

		49,185,985

Chemicals — 1.8%
Air Products & Chemicals, Inc.	15,559	3,756,876
Albemarle Corp.	7,598	586,642
Celanese Corp.	8,758	756,166
CF Industries Holdings, Inc.	15,898	447,370
Corteva, Inc.	52,478	1,405,886
Dow, Inc.	52,106	2,123,841
DuPont de Nemours, Inc.	52,315	2,779,496
Eastman Chemical Co.	9,231	642,847
Ecolab, Inc.	17,474	3,476,452
FMC Corp.	9,253	921,784
International Flavors & Fragrances, Inc.(a)	7,677	940,125
Linde plc	37,514	7,957,094
LyondellBasell Industries NV, Class A	18,475	1,214,177
Mosaic Co. (The)	25,303	316,540
PPG Industries, Inc.	16,630	1,763,778
Sherwin-Williams Co. (The)	5,726	3,308,769

		32,397,843

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies — 0.4%
Cintas Corp.(a)	6,013	$1,601,623
Copart, Inc.(b)	14,817	1,233,812
Republic Services, Inc.	14,602	1,198,094
Rollins, Inc.	10,180	431,530
Waste Management, Inc.	27,655	2,928,941

		7,394,000

Communications Equipment — 1.0%
Arista Networks, Inc.(b)	3,922	823,738
Cisco Systems, Inc.	301,644	14,068,676
F5 Networks, Inc.(b)	4,354	607,296
Juniper Networks, Inc.	24,438	558,653
Motorola Solutions, Inc.	11,964	1,676,515

		17,734,878

Construction & Engineering — 0.1%
Jacobs Engineering Group, Inc.	9,321	790,421
Quanta Services, Inc.	10,442	409,639

		1,200,060

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	4,303	888,871
Vulcan Materials Co.	9,474	1,097,563

		1,986,434

Consumer Finance — 0.5%
American Express Co.	46,987	4,473,162
Capital One Financial Corp.	32,232	2,017,401
Discover Financial Services	21,629	1,083,397
Synchrony Financial	38,129	844,939

		8,418,899

Containers & Packaging — 0.3%
Amcor plc	111,966	1,143,173
Avery Dennison Corp.	6,071	692,640
Ball Corp.(a)	23,401	1,626,136
International Paper Co.	27,020	951,374
Packaging Corp. of America	6,790	677,642
Sealed Air Corp.	10,914	358,525
WestRock Co.	18,270	516,310

		5,965,800

Distributors — 0.1%
Genuine Parts Co.	10,448	908,558
LKQ Corp.(b)	21,928	574,514

		1,483,072

Diversified Consumer Services — 0.0%
H&R Block, Inc.	14,315	204,418

Diversified Financial Services — 1.3%
Berkshire Hathaway, Inc., Class B(b)	138,493	24,722,385

Diversified Telecommunication Services — 1.8%
AT&T, Inc.	507,190	15,332,354
CenturyLink, Inc.	70,745	709,572
Verizon Communications, Inc.	294,394	16,229,941

		32,271,867

Electric Utilities — 1.9%
Alliant Energy Corp.	17,390	831,938
American Electric Power Co., Inc.	34,972	2,785,170
Duke Energy Corp.	52,376	4,184,319
Edison International	26,840	1,457,680
Entergy Corp.	14,278	1,339,419
Evergy, Inc.	15,755	934,114
Eversource Energy	24,028	2,000,812
Exelon Corp.	68,751	2,494,974
FirstEnergy Corp.	37,962	1,472,166
NextEra Energy, Inc.	34,892	8,380,012

Security	Shares	Value

Electric Utilities (continued)
NRG Energy, Inc.	17,081	$556,157
Pinnacle West Capital Corp.	8,039	589,178
PPL Corp.	55,115	1,424,172
Southern Co. (The)	75,252	3,901,816
Xcel Energy, Inc.	37,010	2,313,125

		34,665,052

Electrical Equipment — 0.5%
AMETEK, Inc.	16,506	1,475,141
Eaton Corp. plc	28,633	2,504,815
Emerson Electric Co.	42,368	2,628,087
Rockwell Automation, Inc.	8,135	1,732,755

		8,340,798

Electronic Equipment, Instruments & Components — 0.5%
Amphenol Corp., Class A	20,811	1,993,902
CDW Corp.	9,926	1,153,203
Corning, Inc.	53,736	1,391,762
FLIR Systems, Inc.	9,763	396,085
IPG Photonics Corp.(b)	2,533	406,268
Keysight Technologies, Inc.(b)	13,028	1,312,962
TE Connectivity Ltd.	23,535	1,919,279
Zebra Technologies Corp., Class A(b)	3,734	955,717

		9,529,178

Energy Equipment & Services — 0.2%
Baker Hughes Co.	47,232	726,900
Halliburton Co.	62,448	810,575
National Oilwell Varco, Inc.	28,051	343,625
Schlumberger Ltd.	98,786	1,816,675
TechnipFMC plc	29,057	198,750

		3,896,525

Entertainment — 2.0%
Activision Blizzard, Inc.	54,944	4,170,250
Electronic Arts, Inc.(b)	20,608	2,721,286
Live Nation Entertainment, Inc.(b)	9,972	442,059
Netflix, Inc.(b)	31,286	14,236,381
Take-Two Interactive Software, Inc.(b)	8,163	1,139,310
Walt Disney Co. (The)	128,548	14,334,388

		37,043,674

Equity Real Estate Investment Trusts (REITs) — 2.8%
Alexandria Real Estate Equities, Inc.	8,939	1,450,353
American Tower Corp.	31,557	8,158,747
Apartment Investment & Management Co., Class A	10,875	409,335
AvalonBay Communities, Inc.	10,075	1,557,998
Boston Properties, Inc.	10,008	904,523
Crown Castle International Corp.	29,726	4,974,646
Digital Realty Trust, Inc.	19,076	2,710,890
Duke Realty Corp.	26,665	943,674
Equinix, Inc.	6,296	4,421,681
Equity Residential	24,476	1,439,678
Essex Property Trust, Inc.	4,601	1,054,411
Extra Space Storage, Inc.	9,318	860,704
Federal Realty Investment Trust	5,200	443,092
Healthpeak Properties, Inc.	37,981	1,046,756
Host Hotels & Resorts, Inc.	49,064	529,401
Iron Mountain, Inc.(a)	21,012	548,413
Kimco Realty Corp.	31,273	401,545
Mid-America Apartment Communities, Inc.	8,211	941,555
Prologis, Inc.	52,746	4,922,784
Public Storage	10,655	2,044,588
Realty Income Corp.	24,741	1,472,090
Regency Centers Corp.	12,325	565,594
SBA Communications Corp.	7,946	2,367,272
Simon Property Group, Inc.	21,458	1,467,298

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
SL Green Realty Corp.(a)	5,089	$250,837
UDR, Inc.	21,082	788,045
Ventas, Inc.	26,012	952,560
Vornado Realty Trust	11,559	441,670
Welltower, Inc.	29,712	1,537,596
Weyerhaeuser Co.	52,311	1,174,905

		50,782,641

Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	31,432	9,530,497
Kroger Co. (The)	56,063	1,897,732
Sysco Corp.	35,907	1,962,677
Walgreens Boots Alliance, Inc.	52,880	2,241,583
Walmart, Inc.	100,822	12,076,459

		27,708,948

Food Products — 1.1%
Archer-Daniels-Midland Co.	39,920	1,592,808
Campbell Soup Co.(a)	12,267	608,811
Conagra Brands, Inc.	35,149	1,236,190
General Mills, Inc.	42,719	2,633,626
Hershey Co. (The)	10,357	1,342,474
Hormel Foods Corp.(a)	20,135	971,916
JM Smucker Co. (The)	8,176	865,103
Kellogg Co.	17,801	1,175,934
Kraft Heinz Co. (The)	44,692	1,425,228
Lamb Weston Holdings, Inc.	10,362	662,443
McCormick & Co., Inc. (Non-Voting)	8,877	1,592,623
Mondelez International, Inc., Class A	101,820	5,206,057
Tyson Foods, Inc., Class A	21,198	1,265,733

		20,578,946

Gas Utilities — 0.0%
Atmos Energy Corp.	8,545	850,911

Health Care Equipment & Supplies — 3.8%
Abbott Laboratories	125,740	11,496,408
ABIOMED, Inc.(b)	3,233	780,963
Align Technology, Inc.(b)	5,150	1,413,366
Baxter International, Inc.	36,075	3,106,058
Becton Dickinson and Co.	21,036	5,033,284
Boston Scientific Corp.(b)	101,306	3,556,854
Cooper Cos., Inc. (The)	3,427	972,034
Danaher Corp.	44,781	7,918,624
Dentsply Sirona, Inc.	16,197	713,640
DexCom, Inc.(b)	6,557	2,658,208
Edwards Lifesciences Corp.(b)	44,205	3,055,008
Hologic, Inc.(b)	18,272	1,041,504
IDEXX Laboratories, Inc.(b)	6,043	1,995,157
Intuitive Surgical, Inc.(b)	8,301	4,730,159
Medtronic plc	95,249	8,734,333
ResMed, Inc.	10,274	1,972,608
STERIS plc	6,137	941,661
Stryker Corp.	23,001	4,144,550
Teleflex, Inc.	3,310	1,204,774
Varian Medical Systems, Inc.(b)	6,219	761,952
West Pharmaceutical Services, Inc.	5,326	1,209,907
Zimmer Biomet Holdings, Inc.	14,834	1,770,586

		69,211,638

Health Care Providers & Services — 2.8%
AmerisourceBergen Corp.	10,814	1,089,727
Anthem, Inc.	17,930	4,715,231
Cardinal Health, Inc.	20,285	1,058,674
Centene Corp.(b)	41,278	2,623,217
Cigna Corp.	26,417	4,957,150
CVS Health Corp.	92,922	6,037,142
DaVita, Inc.(b)	5,976	472,941

Security	Shares	Value

Health Care Providers & Services (continued)
HCA Healthcare, Inc.	18,571	$1,802,501
Henry Schein, Inc.(b)	10,508	613,562
Humana, Inc.	9,362	3,630,116
Laboratory Corp. of America Holdings(b)	6,960	1,156,126
McKesson Corp.	11,572	1,775,376
Quest Diagnostics, Inc.	9,685	1,103,703
UnitedHealth Group, Inc.	67,461	19,897,622
Universal Health Services, Inc., Class B	5,381	499,841

		51,432,929

Health Care Technology — 0.1%
Cerner Corp.	21,629	1,482,668

Hotels, Restaurants & Leisure — 1.5%
Carnival Corp.(a)	33,236	545,735
Chipotle Mexican Grill, Inc.(b)	1,839	1,935,290
Darden Restaurants, Inc.(a)	9,017	683,218
Domino’s Pizza, Inc.	2,805	1,036,279
Hilton Worldwide Holdings, Inc.	19,669	1,444,688
Las Vegas Sands Corp.	24,340	1,108,444
Marriott International, Inc., Class A	19,122	1,639,329
McDonald’s Corp.	52,851	9,749,424
MGM Resorts International	34,729	583,447
Norwegian Cruise Line Holdings Ltd.(b)	18,089	297,202
Royal Caribbean Cruises Ltd.	12,272	617,282
Starbucks Corp.	82,990	6,107,234
Wynn Resorts Ltd.	6,910	514,726
Yum! Brands, Inc.	21,265	1,848,141

		28,110,439

Household Durables — 0.4%
DR Horton, Inc.	23,190	1,285,885
Garmin Ltd.	10,356	1,009,710
Leggett & Platt, Inc.	9,772	343,486
Lennar Corp., Class A(a)	19,350	1,192,347
Mohawk Industries, Inc.(b)	4,322	439,807
Newell Brands, Inc.	28,110	446,387
NVR, Inc.(b)	249	811,429
PulteGroup, Inc.	18,583	632,379
Whirlpool Corp.	4,285	555,036

		6,716,466

Household Products — 1.7%
Church & Dwight Co., Inc.	17,090	1,321,057
Clorox Co. (The)(a)	8,833	1,937,695
Colgate-Palmolive Co.	60,613	4,440,508
Kimberly-Clark Corp.	24,223	3,423,921
Procter & Gamble Co. (The)	176,447	21,097,768

		32,220,949

Independent Power and Renewable Electricity Producers — 0.0%
AES Corp. (The)(a)	47,982	695,259

Industrial Conglomerates — 1.1%
3M Co.	40,968	6,390,598
General Electric Co.	623,968	4,261,701
Honeywell International, Inc.	50,084	7,241,646
Roper Technologies, Inc.	7,360	2,857,594

		20,751,539

Insurance — 1.9%
Aflac, Inc.	51,473	1,854,572
Allstate Corp. (The)	22,199	2,153,081
American International Group, Inc.	61,525	1,918,350
Aon plc, Class A	16,584	3,194,078
Arthur J Gallagher & Co.	13,403	1,306,658
Assurant, Inc.	4,441	458,711
Chubb Ltd.	32,098	4,064,249
Cincinnati Financial Corp.	10,997	704,138

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Everest Re Group Ltd.	2,916	$601,279
Globe Life, Inc.	7,265	539,281
Hartford Financial Services Group, Inc. (The)	24,913	960,396
Lincoln National Corp.	13,381	492,287
Loews Corp.	16,800	576,072
Marsh & McLennan Cos., Inc.	36,230	3,890,015
MetLife, Inc.	54,903	2,005,058
Principal Financial Group, Inc.	18,460	766,828
Progressive Corp. (The)	41,398	3,316,394
Prudential Financial, Inc.	28,355	1,726,820
Travelers Cos., Inc. (The)	18,113	2,065,788
Unum Group	15,055	249,762
Willis Towers Watson plc	8,980	1,768,611
WR Berkley Corp.	10,334	592,035

		35,204,463

Interactive Media & Services — 5.4%(b)
Alphabet, Inc., Class A	21,314	30,224,318
Alphabet, Inc., Class C	20,851	29,475,182
Facebook, Inc., Class A	171,137	38,860,078
Twitter, Inc.	56,077	1,670,534

		100,230,112

Internet & Direct Marketing Retail — 4.9%
Amazon.com, Inc.(b)	29,818	82,262,495
Booking Holdings, Inc.(b)	2,916	4,643,263
eBay, Inc.	47,035	2,466,986
Expedia Group, Inc.	9,626	791,257

		90,164,001

IT Services — 5.7%
Accenture plc, Class A	45,408	9,750,006
Akamai Technologies, Inc.(b)	11,582	1,240,316
Automatic Data Processing, Inc.	30,582	4,553,354
Broadridge Financial Solutions, Inc.	8,288	1,045,863
Cognizant Technology Solutions Corp., Class A	38,528	2,189,161
DXC Technology Co.	18,042	297,693
Fidelity National Information Services, Inc.	43,903	5,886,953
Fiserv, Inc.(b)	40,372	3,941,115
FleetCor Technologies, Inc.(b)	5,900	1,484,027
Gartner, Inc.(b)	6,415	778,332
Global Payments, Inc.	21,253	3,604,934
International Business Machines Corp.	63,118	7,622,761
Jack Henry & Associates, Inc.	5,512	1,014,373
Leidos Holdings, Inc.	9,621	901,199
Mastercard, Inc., Class A	62,826	18,577,648
Paychex, Inc.	22,355	1,693,391
PayPal Holdings, Inc.(b)	83,552	14,557,265
VeriSign, Inc.(b)	7,185	1,486,073
Visa, Inc., Class A	120,186	23,216,330
Western Union Co. (The)	28,495	616,062

		104,456,856

Leisure Products — 0.0%
Hasbro, Inc.	9,184	688,341

Life Sciences Tools & Services — 1.2%
Agilent Technologies, Inc.	21,748	1,921,871
Bio-Rad Laboratories, Inc., Class A(b)	1,478	667,302
Illumina, Inc.(b)	10,395	3,849,788
IQVIA Holdings, Inc.(b)	12,671	1,797,762
Mettler-Toledo International, Inc.(b)	1,699	1,368,630
PerkinElmer, Inc.	7,982	782,954
Thermo Fisher Scientific, Inc.	28,113	10,186,464
Waters Corp.(b)	4,441	801,156

		21,375,927

Security	Shares	Value

Machinery — 1.5%
Caterpillar, Inc.	38,555	$4,877,207
Cummins, Inc.	10,523	1,823,215
Deere & Co.(a)	22,279	3,501,145
Dover Corp.	10,022	967,724
Flowserve Corp.	9,587	273,421
Fortive Corp.	20,724	1,402,186
IDEX Corp.	5,442	860,054
Illinois Tool Works, Inc.	20,423	3,570,962
Ingersoll Rand, Inc.(b)	23,709	666,697
Otis Worldwide Corp.	28,435	1,616,814
PACCAR, Inc.	24,259	1,815,786
Parker-Hannifin Corp.	9,002	1,649,797
Pentair plc	12,248	465,301
Snap-on, Inc.(a)	3,924	543,513
Stanley Black & Decker, Inc.	10,920	1,522,030
Westinghouse Air Brake Technologies Corp.	13,019	749,504
Xylem, Inc.	12,883	836,880

		27,142,236

Media — 1.2%
Charter Communications, Inc., Class A(b)	10,713	5,464,059
Comcast Corp., Class A(a)	323,970	12,628,351
Discovery, Inc., Class A(b)	11,085	233,894
Discovery, Inc., Class C(b)	23,731	457,059
DISH Network Corp., Class A(b)	18,206	628,289
Fox Corp., Class A	24,222	649,634
Fox Corp., Class B	11,637	312,337
Interpublic Group of Cos., Inc. (The)	28,177	483,517
News Corp., Class A	27,808	329,803
News Corp., Class B	8,848	105,733
Omnicom Group, Inc.	15,624	853,070
ViacomCBS, Inc.(a)	37,241	868,460

		23,014,206

Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	104,724	1,211,657
Newmont Corp.	56,868	3,511,030
Nucor Corp.	20,862	863,895

		5,586,582

Multiline Retail — 0.5%
Dollar General Corp.	18,004	3,429,942
Dollar Tree, Inc.(b)	16,968	1,572,594
Kohl’s Corp.	11,394	236,654
Target Corp.	35,454	4,251,998

		9,491,188

Multi-Utilities — 1.0%
Ameren Corp.	17,721	1,246,850
CenterPoint Energy, Inc.	39,310	733,918
CMS Energy Corp.	20,546	1,200,297
Consolidated Edison, Inc.	23,836	1,714,523
Dominion Energy, Inc.	59,931	4,865,199
DTE Energy Co.	13,837	1,487,477
NiSource, Inc.	26,741	608,090
Public Service Enterprise Group, Inc.	36,380	1,788,441
Sempra Energy	20,766	2,434,398
WEC Energy Group, Inc.	22,670	1,987,026

		18,066,219

Oil, Gas & Consumable Fuels — 2.6%
Apache Corp.	27,698	373,923
Cabot Oil & Gas Corp.	27,445	471,505
Chevron Corp.	132,735	11,843,944
Concho Resources, Inc.	13,667	703,851
ConocoPhillips	76,103	3,197,848
Devon Energy Corp.	28,362	321,625
Diamondback Energy, Inc.	11,670	488,039

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
EOG Resources, Inc.(a)	40,788	$2,066,320
Exxon Mobil Corp.	300,632	13,444,263
Hess Corp.	18,699	968,795
HollyFrontier Corp.	10,883	317,784
Kinder Morgan, Inc.	137,169	2,080,854
Marathon Oil Corp.(a)	57,800	353,736
Marathon Petroleum Corp.	46,742	1,747,216
Noble Energy, Inc.	34,989	313,501
Occidental Petroleum Corp.	64,198	1,174,823
ONEOK, Inc.	29,653	985,073
Phillips 66	31,381	2,256,294
Pioneer Natural Resources Co.	11,897	1,162,337
Valero Energy Corp.	28,744	1,690,722
Williams Cos., Inc. (The)	84,915	1,615,083

		47,577,536

Personal Products — 0.2%
Coty, Inc., Class A	21,879	97,799
Estee Lauder Cos., Inc. (The), Class A	16,023	3,023,220

		3,121,019

Pharmaceuticals — 4.3%
Bristol-Myers Squibb Co.	161,015	9,467,682
Eli Lilly & Co.	59,753	9,810,247
Johnson & Johnson	187,645	26,388,516
Merck & Co., Inc.	180,049	13,923,189
Mylan NV(b)	36,861	592,725
Perrigo Co. plc	9,928	548,721
Pfizer, Inc.	395,000	12,916,500
Zoetis, Inc.	33,674	4,614,685

		78,262,265

Professional Services — 0.3%
Equifax, Inc.	8,692	1,493,981
IHS Markit Ltd.	28,134	2,124,117
Nielsen Holdings plc(a)	25,660	381,308
Robert Half International, Inc.	8,484	448,210
Verisk Analytics, Inc.	11,576	1,970,235

		6,417,851

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(b)	23,516	1,063,394

Road & Rail — 1.0%
CSX Corp.	54,385	3,792,810
JB Hunt Transport Services, Inc.	5,816	699,897
Kansas City Southern	6,834	1,020,248
Norfolk Southern Corp.	18,188	3,193,267
Old Dominion Freight Line, Inc.	6,678	1,132,522
Union Pacific Corp.	48,453	8,191,949

		18,030,693

Semiconductors & Semiconductor Equipment — 4.8%
Advanced Micro Devices, Inc.(b)	83,542	4,395,145
Analog Devices, Inc.	26,016	3,190,602
Applied Materials, Inc.	65,332	3,949,319
Broadcom, Inc.	28,429	8,972,477
Intel Corp.	301,299	18,026,719
KLA Corp.	11,100	2,158,728
Lam Research Corp.	10,259	3,318,376
Maxim Integrated Products, Inc.	19,408	1,176,319
Microchip Technology, Inc.	17,382	1,830,498
Micron Technology, Inc.(b)	79,185	4,079,611
NVIDIA Corp.	43,776	16,630,940
Qorvo, Inc.(b)	8,352	923,147
QUALCOMM, Inc.	80,063	7,302,546
Skyworks Solutions, Inc.	11,873	1,518,082
Texas Instruments, Inc.	65,405	8,304,473

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Xilinx, Inc.	17,582	$1,729,893

		87,506,875

Software — 9.3%
Adobe, Inc.(b)	34,249	14,908,932
ANSYS, Inc.(b)	6,147	1,793,264
Autodesk, Inc.(b)	15,558	3,721,318
Cadence Design Systems, Inc.(b)	19,745	1,894,730
Citrix Systems, Inc.	8,300	1,227,653
Fortinet, Inc.(b)	9,533	1,308,595
Intuit, Inc.	18,575	5,501,729
Microsoft Corp.	539,655	109,825,189
NortonLifeLock, Inc.	38,634	766,112
Oracle Corp.	148,178	8,189,798
Paycom Software, Inc.(b)	3,377	1,045,958
salesforce.com, Inc.(b)	64,087	12,005,418
ServiceNow, Inc.(b)	13,573	5,497,880
Synopsys, Inc.(b)	10,775	2,101,125
Tyler Technologies, Inc.(b)	2,803	972,305

		170,760,006

Specialty Retail — 2.4%
Advance Auto Parts, Inc.	4,966	707,407
AutoZone, Inc.(b)	1,682	1,897,498
Best Buy Co., Inc.	15,874	1,385,324
CarMax, Inc.(a)(b)	11,450	1,025,347
Gap, Inc. (The)	15,285	192,897
Home Depot, Inc. (The)	76,536	19,173,033
L Brands, Inc.	17,174	257,095
Lowe’s Cos., Inc.	53,683	7,253,647
O’Reilly Automotive, Inc.(b)	5,328	2,246,658
Ross Stores, Inc.	25,085	2,138,245
Tiffany & Co.	7,811	952,473
TJX Cos., Inc. (The)	84,941	4,294,617
Tractor Supply Co.	8,121	1,070,267
Ulta Beauty, Inc.(a)(b)	3,966	806,764

		43,401,272

Technology Hardware, Storage & Peripherals — 6.0%
Apple, Inc.(a)	290,030	105,802,944
Hewlett Packard Enterprise Co.	93,311	907,916
HP, Inc.	100,533	1,752,290
NetApp, Inc.	15,466	686,226
Seagate Technology plc	15,789	764,346
Western Digital Corp.	21,301	940,439
Xerox Holdings Corp.	13,567	207,440

		111,061,601

Textiles, Apparel & Luxury Goods — 0.6%
Hanesbrands, Inc.(a)	26,438	298,485
NIKE, Inc., Class B	88,062	8,634,479
PVH Corp.	5,342	256,683
Ralph Lauren Corp.(a)	3,548	257,301
Tapestry, Inc.	20,084	266,716
Under Armour, Inc., Class A(b)	14,210	138,406
Under Armour, Inc., Class C(b)	14,754	130,425
VF Corp.	22,782	1,388,335

		11,370,830

Tobacco — 0.7%
Altria Group, Inc.	132,026	5,182,020
Philip Morris International, Inc.	110,793	7,762,158

		12,944,178

Trading Companies & Distributors — 0.2%
Fastenal Co.	41,102	1,760,809
United Rentals, Inc.(b)	5,099	759,955

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock S&P 500 Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
WW Grainger, Inc.	3,149	$989,290

		3,510,054

Water Utilities — 0.1%
American Water Works Co., Inc.	12,714	1,635,783

Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.(b)	39,153	4,077,785

Total Common Stocks — 99.2% (Cost: $851,138,174)		1,823,990,131

Rights — 0.0%

Wireless Telecommunication Services — 0.0%(b)
T-Mobile US, Inc.	27,352	4,595

Total Rights — 0.0% (Cost: $8,794)		4,595

Total Long-Term Investments — 99.2% (Cost: $851,146,968)		1,823,994,726

Security	Shares	Value

Short-Term Securities — 2.4%(c)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%	25,186,285	$25,186,285
SL Liquidity Series, LLC, Money Market Series, 0.50%(d)	19,103,104	19,118,387

Total Short-Term Securities — 2.4% (Cost: $44,304,843)		44,304,672

Total Investments — 101.6% (Cost: $895,451,811)		1,868,299,398

Liabilities in Excess of Other Assets — (1.6)%		(28,981,940)

Net Assets — 100.0%		$1,839,317,458

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	5,870,713	19,315,572	—	25,186,285	$25,186,285	$38,504		$—		$—
SL Liquidity Series, LLC, Money Market Series(b)	13,801,434	5,301,670	—	19,103,104	19,118,387	111,699	(c)	(103,672)		(171)
BlackRock, Inc.	8,899	2,675	(613)	10,961	5,963,770	71,188		192,640		271,477

					$50,268,442	$221,391		$88,968		$271,306

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock S&P 500 Index V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts S&P 500 E-Mini Index	185	09/18/20	$28,584	$376,287

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$376,287	$—	$—	$—	$376,287

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(2,101,846)	$—	$—	$—	$(2,101,846)

Net Change in Unrealized Appreciation

(Depreciation) on:
Futures contracts	—	—	245,224	—	—	—	245,224

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$23,157,640

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock S&P 500 Index V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$1,823,994,726	$—	$—	$1,823,994,726
Short-Term Securities	25,186,285	—	—	25,186,285

Subtotal	$1,849,181,011	$—	$—	$1,849,181,011

Investments valued at NAV (a)				19,118,387

Total Investments				$1,868,299,398

Derivative Financial Instruments (b)
Assets:
Equity contracts	$376,287	$—	$—	$376,287

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.
(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

June 30, 2020

BlackRock S&P 500 Index V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $18,822,827) (cost — $848,041,406)	$1,818,030,956
Investments at value — affiliated (cost — $47,410,405)	50,268,442
Cash	712
Cash pledged for futures contracts	2,364,000
Receivables:
Securities lending income — affiliated	18,050
Capital shares sold	536,415
Dividends — affiliated	2,110
Dividends — unaffiliated	1,434,448
Variation margin on futures contracts	401,109
Prepaid expenses	24,668

Total assets	1,873,080,910

LIABILITIES
Cash collateral on securities loaned at value	19,209,400
Payables:
Capital shares redeemed	13,860,309
Distribution fees	47,910
Investment advisory fees	105,123
Directors’ and Officer’s fees	3,155
Other affiliates	6,276
Other accrued expenses	531,279

Total liabilities	33,763,452

NET ASSETS	$1,839,317,458

NET ASSETS CONSIST OF
Paid-in capital	$794,067,797
Accumulated earnings	1,045,249,661

NET ASSETS	$1,839,317,458

NET ASSET VALUE
Class I — Based on net assets of $1,584,549,305 and 65,611,591 shares outstanding, 300 million shares authorized, $0.10 par value	$24.15

Class II — Based on net assets of $7,063,400 and 295,628 shares outstanding, 100 million shares authorized, $0.10 par value	$23.89

Class III — Based on net assets of $247,704,753 and 10,368,410 shares outstanding, 100 million shares authorized, $0.10 par value	$23.89

See notes to financial statements.

FINANCIAL STATEMENTS	13

Statement of Operations  (unaudited)

Six Months Ended June 30, 2020

BlackRock S&P 500 Index V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$109,692
Dividends — unaffiliated	18,573,413
Securities lending income — affiliated — net	111,699

Total investment income	18,794,804

EXPENSES
Investment advisory	637,666
Transfer agent — class specific	469,598
Distribution — class specific	334,553
Printing	112,137
Accounting services	81,914
Professional	70,621
Custodian	25,442
Directors and Officer	11,631
Transfer agent	2,504
Miscellaneous	35,635

Total expenses	1,781,701
Less:
Fees waived and/or reimbursed by the Manager	(4,663)
Transfer agent fees waived and/or reimbursed — class specific	(76,932)

Total expenses after fees waived and/or reimbursed	1,700,106

Net investment income	17,094,698

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	88,968
Investments — unaffiliated	66,860,650
Futures contracts	(2,101,846)

64,847,772

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	271,306
Investments — unaffiliated	(149,234,486)
Futures contracts	245,224

(148,717,956)

Net realized and unrealized loss	(83,870,184)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(66,775,486)

See notes to financial statements.

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock S&P 500 Index V.I. Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$17,094,698	$35,672,041
Net realized gain	64,847,772	116,347,335
Net change in unrealized appreciation (depreciation)	(148,717,956)	364,246,647

Net increase (decrease) in net assets resulting from operations	(66,775,486)	516,266,023

DISTRIBUTIONS TO SHAREHOLDERS (a)
Class I	—	(125,146,552)
Class II	—	(560,971)
Class III	—	(22,916,318)

Decrease in net assets resulting from distributions to shareholders	—	(148,623,841)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(110,301,057)	(87,585,794)

NET ASSETS

Total increase (decrease) in net assets	(177,076,543)	280,056,388
Beginning of period	2,016,394,001	1,736,337,613

End of period	$1,839,317,458	$2,016,394,001

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	15

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock S&P 500 Index V.I. Fund

	Class I
	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Net asset value, beginning of period	$24.94	$20.50	$22.82	$19.90	$19.08	$20.63
Net investment income (a)	0.22	0.45	0.44	0.37	0.37	0.37
Net realized and unrealized gain (loss)	(1.01)	5.94	(1.51)	3.91	1.85	(0.14)
Net increase (decrease) from investment operations	(0.79)	6.39	(1.07)	4.28	2.22	0.23

Distributions (b)
From net investment income	—	(0.54)	(0.25)	(0.39)	(0.38)	(0.42)
From net realized gain	—	(1.41)	(1.00)	(0.97)	(1.02)	(1.36)
Total distributions	—	(1.95)	(1.25)	(1.36)	(1.40)	(1.78)

Net asset value, end of period	$24.15	$24.94	$20.50	$22.82	$19.90	$19.08

Total Return (c)
Based on net asset value	(3.17)%(d)	31.34%	(4.61)%	21.50%	11.60%	1.05%

Ratios to Average Net Assets
Total expenses	0.16%(e)	0.15%	0.19%(f)	0.46%	0.46%	0.46%
Total expenses after fees waived and/or reimbursed	0.15%(e)	0.14%	0.16%(f)	0.30%	0.31%	0.31%
Net investment income	1.91%(e)	1.90%	1.88%	1.68%	1.87%	1.76%

Supplemental Data
Net assets, end of period (000)	$1,584,549	$1,709,703	$1,412,400	$216,251	$195,261	$187,048
Portfolio turnover rate	1%	3%	5%	3%	4%	4%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.18% and 0.15%, respectively.

See notes to financial statements.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock S&P 500 Index V.I. Fund

	Class II
	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Net asset value, beginning of period	$24.70	$20.32	$22.63	$19.75	$18.94	$20.49
Net investment income (a)	0.20	0.41	0.38	0.34	0.33	0.33
Net realized and unrealized gain (loss)	(1.01)	5.89	(1.47)	3.87	1.85	(0.13)
Net increase (decrease) from investment operations	(0.81)	6.30	(1.09)	4.21	2.18	0.20

Distributions (b)
From net investment income	—	(0.51)	(0.22)	(0.36)	(0.35)	(0.39)
From net realized gain	—	(1.41)	(1.00)	(0.97)	(1.02)	(1.36)
Total distributions	—	(1.92)	(1.22)	(1.33)	(1.37)	(1.75)

Net asset value, end of period	$23.89	$24.70	$20.32	$22.63	$19.75	$18.94

Total Return (c)
Based on net asset value	(3.28)%(d)	31.17%	(4.74)%	21.31%	11.47%	0.89%

Ratios to Average Net Assets
Total expenses	0.31%(e)	0.31%	0.40%(f)	0.60%	0.62%	0.61%
Total expenses after fees waived and/or reimbursed	0.30%(e)	0.30%	0.33%(f)	0.45%	0.46%	0.46%
Net investment income	1.77%(e)	1.74%	1.64%	1.54%	1.71%	1.61%

Supplemental Data
Net assets, end of period (000)	$7,063	$7,979	$4,485	$3,340	$2,298	$1,780
Portfolio turnover rate	1%	3%	5%	3%	4%	4%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.39% and 0.33%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock S&P 500 Index V.I. Fund

	Class III
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/2019	Period from 02/14/18 (a) to 12/31/18

Net asset value, beginning of period	$24.70	$20.32	$22.88
Net investment income (b)	0.19	0.39	0.34
Net realized and unrealized gain (loss)	(1.00)	5.87	(1.69)
Net increase (decrease) from investment operations	(0.81)	6.26	(1.35)

Distributions (c)
From net investment income	—	(0.47)	(0.21)
From net realized gain	—	(1.41)	(1.00)
Total distributions	—	(1.88)	(1.21)

Net asset value, end of period	$23.89	$24.70	$20.32

Total Return (d)
Based on net asset value	(3.28)%(e)	30.97%	(5.82)%(e)

Ratios to Average Net Assets
Total expenses	0.41%(f)	0.44%	0.38%(f)(g)
Total expenses after fees waived and/or reimbursed	0.40%(f)	0.40%	0.36%(f)(g)
Net investment income	1.66%(f)	1.65%	1.64%(f)

Supplemental Data
Net assets, end of period (000)	$247,705	$298,712	$319,453
Portfolio turnover rate	1%	3%	5%(h)

(a)	Recommencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.37% and 0.35%, respectively.

(h)	Portfolio turnover rate is representative of the Portfolio for the entire year.

See notes to financial statements.

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock S&P 500 Index V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (unaudited) (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2020, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$4,342,942	$(4,342,942)	$—
Credit Suisse Securities (USA) LLC	8,684,701	(8,684,701)	—
Deutsche Bank Securities, Inc.	95,236	(95,236)	—
JP Morgan Securities LLC	4,459,123	(4,459,123)	—
National Financial Services LLC	100,421	(100,421)	—
State Street Bank & Trust Co.	1,140,404	(1,140,404)	—

	$18,822,827	$(18,822,827)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.07% of the average daily value of the Fund’s net assets.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Distribution Fees
Class II	0.15%
Class III	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder distribution services to the Fund. The ongoing distribution fee compensates BRIL and each broker-dealer for providing shareholder distribution related services to shareholders.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (unaudited) (continued)

For the six months ended June 30, 2020, the following table shows the class specific distribution fees borne directly by each share class of the Fund:

Distribution Fees
Class II	$5,718
Class III	328,835
$334,553

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent — class specific. For the six months ended June 30, 2020, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$403,824
Class II	1,962
Class III	63,812
$469,598

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to May 1, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the amount waived was $4,663.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the six months ended June 30, 2020, the Fund reimbursed the Manager $11,651 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.05%
Class II	0.05
Class III	0.05

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2020, class specific expense waivers and/or reimbursements were as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$ 69,191
Class II	323
Class III	7,418
$ 76,932

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets were as follows:

Class I	0.15%
Class II	0.30
Class III	0.40

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, there were no fees waived and/ or reimbursed by the Manager.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2020, the Fund paid BIM $35,342 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$9,578,267
Sales	2,784,830
Net Realized Loss	(3,331,931)

7.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, excluding short-term securities, were $25,608,847 and $139,238,840, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (unaudited) (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$928,902,263

Gross unrealized appreciation	$1,013,451,870
Gross unrealized depreciation	(73,678,448)

Net unrealized appreciation (depreciation)	$939,773,422

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19
	Shares	Amount	Shares	Amount
Class I
Shares sold	1,332,196	$29,272,121	1,571,214	$37,804,049
Shares issued in reinvestment of distributions	—	—	5,083,222	125,146,552
Shares redeemed	(4,266,156)	(98,073,650)	(7,000,707)	(166,873,004)

Net decrease	(2,933,960)	$(68,801,529)	(346,271)	$(3,922,403)

Class II
Shares sold	52,281	$1,081,421	120,266	$2,879,041
Shares issued in reinvestment of distributions	—	—	23,010	560,971
Shares redeemed	(79,756)	(1,847,941)	(40,875)	(974,894)

Net increase (decrease)	(27,475)	$(766,520)	102,401	$2,465,118

Class III
Shares sold	798,535	$16,939,173	623,581	$14,636,589
Shares issued in reinvestment of distributions	—	—	939,775	22,915,074
Shares redeemed	(2,521,434)	(57,672,181)	(5,195,235)	(123,680,172)

Net decrease	(1,722,899)	$(40,733,008)	(3,631,879)	$(86,128,509)

Total Net Decrease	(4,684,334)	$(110,301,057)	(3,875,749)	$(87,585,794)

As of June 30, 2020, BlackRock Financial Management, Inc, an affiliate of the Fund, owned 437 Class III Shares of the Fund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	25

Glossary of Terms Used in this Report

Portfolio Abbreviations

MSCI	Morgan Stanley Capital International

S&P	Standard & Poor’s

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Variable Series Funds, Inc.

•	BlackRock Small Cap Index V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of June 30, 2020	BlackRock Small Cap Index V.I. Fund

Investment Objective

BlackRock Small Cap Index V.I. Fund’s (the “Fund”) investment objective is to seek to match the performance of the Russell 2000® Index (the “Russell 2000” or the “Underlying Index”) as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund’s Class I Shares returned (13.05)%. The Russell 2000® Index returned (12.98)% for the same period. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Describe the market environment.

U.S. equities experienced significant losses in the first quarter of 2020. Fears of the coronavirus pandemic and its economic toll continued to drive unprecedented levels of financial market volatility. The Chicago Board Options Exchange Volatility Index, which measures near-term stock market volatility, surged to its highest level since the 2008 financial crisis, and the S&P 500® Index experienced its quickest bear market contraction on record. Economic activity fell to a standstill with the Purchasing Managers Index (an index of the prevailing direction of economic trends in the manufacturing and service sectors) across the globe registering the lowest levels on record while jobless claims surged. In late March, the United States saw a record number of initial unemployment claims as 3.3 million people filed for unemployment benefits while the consensus estimate had been around 1.4 million.

On the policy front, global governments unleashed large stimulus packages to combat the shock on the worldwide economy. The United States passed several fiscal stimulus measures, including a $2 trillion relief bill to send money directly to Americans. Separately, monetary policy moved toward accommodation as the Fed cut the policy rate to 0% and pledged to buy as much government-backed debt as needed to bolster the markets for housing and Treasury bonds. Furthermore, the Fed announced it would buy corporate bonds, including the riskiest investment-grade debt, for the first time in its history.

U.S. equities registered a strong recovery in second quarter of 2020. U.S. stocks outperformed other regions in second quarter of 2020, with a sharper recovery from the troughs of late March. This was largely supported by the historic U.S. policy response. The United States delivered coordinated fiscal and monetary support sufficient to offset the estimated initial shock from the coronavirus pandemic and spillovers to the full economy. Toward the end of the second quarter, government measures to contain the coronavirus had been gradually lifted in many states, boosting economic activity and employment.

Describe recent portfolio activity.

During the six-month period, as changes were made to the composition of the Russell 2000® Index, the Fund purchased and sold securities to maintain its objective of matching the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock Small Cap Index V.I. Fund

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)
	6-Month Total Returns (a)	1 Year	5 Years	10 Years
Class I (b)(c)	(13.05)%	(6.79)%	4.06%	10.14%
Russell 2000® Index (d)	(12.98)	(6.63)	4.29	10.50

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

(c)

Under normal circumstances, the Fund will invest at least 90% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 2000. On October 29, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the Small Cap Equity Index Fund (the “Predecessor Fund”), a series of State Farm Variable Product Trust, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization; accordingly, the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization.

(d)

An unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Health Care	20%
Financials	16
Industrials	14
Information Technology	14
Consumer Discretionary	12
Real Estate	7
Materials	4
Utilities	4
Consumer Staples	3
Communication Services	3
Energy	2
Short-Term Securities	13
Liabilities in Excess of Other Assets	(12)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$869.50	$1.02	$1,000.00	$1,023.77	$1.11	0.22%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.9%

Aerospace & Defense — 0.8%
AAR Corp.	4,588	$94,834
Aerojet Rocketdyne Holdings, Inc.(a)	9,860	390,850
AeroVironment, Inc.(a)	2,905	231,325
Astronics Corp.(a)	3,269	34,521
Cubic Corp.	4,263	204,752
Ducommun, Inc.(a)	1,464	51,050
Kratos Defense & Security Solutions, Inc.(a)	14,239	222,556
Maxar Technologies, Inc.(b)	8,160	146,554
Moog, Inc., Class A	4,100	217,218
National Presto Industries, Inc.	689	60,212
PAE, Inc.(a)	7,997	76,451
Park Aerospace Corp.	2,399	26,725
Parsons Corp.(a)	2,994	108,502
Triumph Group, Inc.	6,744	60,763
Vectrus, Inc.(a)	1,529	75,120

		2,001,433

Air Freight & Logistics — 0.3%
Air Transport Services Group, Inc.(a)	7,879	175,465
Atlas Air Worldwide Holdings, Inc.(a)	3,456	148,712
Echo Global Logistics, Inc.(a)	3,520	76,102
Forward Air Corp.	3,753	186,975
Hub Group, Inc., Class A(a)	4,416	211,350
Radiant Logistics, Inc.(a)	5,513	21,666

		820,270

Airlines — 0.3%
Allegiant Travel Co.(b)	1,784	194,830
Hawaiian Holdings, Inc.(b)	6,406	89,940
Mesa Air Group, Inc.(a)	3,911	13,454
SkyWest, Inc.(b)	6,753	220,283
Spirit Airlines, Inc.(a)	11,741	208,990

		727,497

Auto Components — 1.3%
Adient plc(a)	11,866	194,840
American Axle & Manufacturing Holdings, Inc.(a)	15,245	115,862
Cooper Tire & Rubber Co.(b)	6,848	189,073
Cooper-Standard Holdings, Inc.(a)	2,270	30,078
Dana, Inc.	19,696	240,094
Dorman Products, Inc.(a)	3,587	240,580
Fox Factory Holding Corp.(a)	5,189	428,663
Gentherm, Inc.(a)	4,329	168,398
Goodyear Tire & Rubber Co. (The)	31,540	282,125
LCI Industries	3,348	384,953
Modine Manufacturing Co.(a)	7,017	38,734
Motorcar Parts of America, Inc.(a)(b)	2,527	44,652
Standard Motor Products, Inc.	2,820	116,184
Stoneridge, Inc.(a)	3,476	71,814
Tenneco, Inc., Class A(a)(b)	6,755	51,068
Visteon Corp.(a)(b)	3,717	254,615
Workhorse Group, Inc.(a)	8,485	147,554
XPEL, Inc.(a)	2,154	33,689

		3,032,976

Automobiles — 0.1%
Winnebago Industries, Inc.(b)	4,220	281,136

Banks — 8.4%
1st Constitution Bancorp	1,123	13,925
1st Source Corp.(b)	2,229	79,308
ACNB Corp.(b)	1,165	30,500
Allegiance Bancshares, Inc.	2,392	60,733
Amalgamated Bank, Class A	1,859	23,498
Amerant Bancorp, Inc.(a)	3,010	45,270

Security	Shares	Value

Banks (continued)
American National Bankshares, Inc.	1,431	$35,832
Ameris Bancorp(b)	8,942	210,942
Ames National Corp.	1,235	24,379
Arrow Financial Corp.	1,669	49,619
Atlantic Capital Bancshares, Inc.(a)	2,850	34,656
Atlantic Union Bankshares Corp.	10,739	248,715
Auburn National BanCorp, Inc.	297	16,956
Banc of California, Inc.(b)	6,043	65,446
BancFirst Corp.	2,720	110,350
Bancorp, Inc. (The)(a)	7,039	68,982
BancorpSouth Bank(b)	13,555	308,241
Bank First Corp.	821	52,626
Bank of Commerce Holdings	2,460	18,647
Bank of Marin Bancorp	1,806	60,194
Bank of NT Butterfield & Son Ltd. (The)	7,054	172,047
Bank of Princeton (The)	734	14,739
Bank7 Corp.	476	5,167
BankFinancial Corp.	1,966	16,514
BankUnited, Inc.	12,559	254,320
Bankwell Financial Group, Inc.	917	14,580
Banner Corp.	4,489	170,582
Bar Harbor Bankshares	2,025	45,340
Baycom Corp.(a)	1,448	18,694
BCB Bancorp, Inc.	1,943	18,031
Berkshire Hills Bancorp, Inc.	6,218	68,522
Boston Private Financial Holdings, Inc.	11,065	76,127
Bridge Bancorp, Inc.	2,336	53,354
Brookline Bancorp, Inc.	10,494	105,779
Bryn Mawr Bank Corp.	2,648	73,244
Business First Bancshares, Inc.	1,726	26,494
Byline Bancorp, Inc.(b)	3,297	43,191
C&F Financial Corp.	476	15,827
Cadence BanCorp	16,231	143,807
California Bancorp, Inc.(a)	854	12,725
Cambridge Bancorp(b)	824	48,814
Camden National Corp.(b)	2,044	70,600
Capital Bancorp, Inc.(a)	1,075	11,502
Capital City Bank Group, Inc.	1,796	37,626
Capstar Financial Holdings, Inc.	1,928	23,136
Carter Bank & Trust	3,017	24,347
Cathay General Bancorp	10,725	282,067
CB Financial Services, Inc.	531	11,586
CBTX, Inc.	2,475	51,975
Central Pacific Financial Corp.	3,650	58,509
Central Valley Community Bancorp	1,626	25,024
Century Bancorp, Inc., Class A	369	28,679
Chemung Financial Corp.	478	13,049
ChoiceOne Financial Services, Inc.	866	25,599
CIT Group, Inc.	13,440	278,611
Citizens & Northern Corp.	1,785	36,860
Citizens Holding Co.	526	13,150
City Holding Co.(b)	2,120	138,160
Civista Bancshares, Inc.(b)	2,041	31,431
CNB Financial Corp.	2,069	37,097
Coastal Financial Corp.(a)	1,119	16,248
Codorus Valley Bancorp, Inc.	1,282	17,730
Colony Bankcorp, Inc.	918	10,805
Columbia Banking System, Inc.(b)	9,596	271,999
Community Bank System, Inc.(b)	6,757	385,284
Community Bankers Trust Corp.	2,934	16,137
Community Financial Corp. (The)	631	15,396
Community Trust Bancorp, Inc.	2,133	69,877
ConnectOne Bancorp, Inc.	5,043	81,293
County Bancorp, Inc.	532	11,135
CrossFirst Bankshares, Inc.(a)(b)	6,338	61,986

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Customers Bancorp, Inc.(a)	3,896	$46,830
CVB Financial Corp.	17,513	328,194
Delmar Bancorp	828	5,440
Dime Community Bancshares, Inc.	4,045	55,538
Eagle Bancorp Montana, Inc.	568	9,872
Eagle Bancorp, Inc.	4,196	137,419
Enterprise Bancorp, Inc.	1,148	27,345
Enterprise Financial Services Corp.	3,270	101,762
Equity Bancshares, Inc., Class A(a)(b)	2,044	35,647
Esquire Financial Holdings, Inc.(a)	828	13,993
Evans Bancorp, Inc.	678	15,770
Farmers & Merchants Bancorp, Inc.	1,355	28,780
Farmers National Banc Corp.	3,365	39,909
FB Financial Corp.	2,440	60,439
Fidelity D&D Bancorp, Inc.	528	25,391
Financial Institutions, Inc.	2,373	44,162
First Bancorp	3,843	96,382
First BanCorp	27,587	154,211
First Bancorp, Inc. (The)	1,388	30,120
First Bancshares, Inc. (The)	2,726	61,335
First Bank	2,179	14,207
First Busey Corp.(b)	7,211	134,485
First Business Financial Services, Inc.	1,115	18,342
First Capital, Inc.(b)	423	29,386
First Choice Bancorp	1,540	25,225
First Commonwealth Financial Corp.	13,259	109,784
First Community Bankshares, Inc.	2,334	52,398
First Community Corp.	721	10,923
First Financial Bancorp	12,566	174,542
First Financial Bankshares, Inc.(b)	17,428	503,495
First Financial Corp.	1,758	64,765
First Foundation, Inc.	5,211	85,148
First Guaranty Bancshares, Inc.	738	9,026
First Internet Bancorp	1,295	21,523
First Interstate BancSystem, Inc., Class A	5,764	178,453
First Merchants Corp.	7,449	205,369
First Mid Bancshares, Inc.	1,948	51,096
First Midwest Bancorp, Inc.	14,651	195,591
First Northwest Bancorp	1,103	13,699
First of Long Island Corp. (The)	3,134	51,210
First Savings Financial Group, Inc.	220	9,533
First United Corp.	779	10,392
First Western Financial, Inc.(a)	637	9,077
Flushing Financial Corp.	3,861	44,479
FNCB Bancorp, Inc.(b)	2,251	12,943
Franklin Financial Network, Inc.	1,859	47,869
Franklin Financial Services Corp.	541	14,012
Fulton Financial Corp.	21,943	231,060
FVCBankcorp, Inc.(a)	1,570	16,893
German American Bancorp, Inc.	3,281	102,039
Glacier Bancorp, Inc.(b)	12,890	454,888
Great Southern Bancorp, Inc.	1,527	61,630
Great Western Bancorp, Inc.	7,393	101,728
Guaranty Bancshares, Inc.	1,103	28,535
Hancock Whitney Corp.	12,062	255,714
Hanmi Financial Corp.	4,133	40,131
HarborOne Bancorp, Inc.(a)	6,008	51,308
Hawthorn Bancshares, Inc.	751	14,785
HBT Financial, Inc.	1,397	18,622
Heartland Financial USA, Inc.	4,758	159,108
Heritage Commerce Corp.	8,009	60,108
Heritage Financial Corp.	4,855	97,100
Hilltop Holdings, Inc.(b)	9,780	180,441
Home BancShares, Inc.(b)	21,247	326,779
HomeTrust Bancshares, Inc.	2,143	34,288

Security	Shares	Value

Banks (continued)
Hope Bancorp, Inc.	16,056	$148,036
Horizon Bancorp, Inc.	5,754	61,510
Howard Bancorp, Inc.(a)	1,869	19,849
IBERIABANK Corp.	7,475	340,411
Independent Bank Corp.	7,543	341,870
Independent Bank Group, Inc.	5,066	205,274
International Bancshares Corp.(b)	7,405	237,108
Investar Holding Corp.	1,325	19,212
Investors Bancorp, Inc.	31,268	265,778
Lakeland Bancorp, Inc.	6,849	78,284
Lakeland Financial Corp.(b)	3,301	153,794
Landmark Bancorp, Inc.	380	9,390
LCNB Corp.	1,678	26,781
Level One Bancorp, Inc.	774	12,957
Limestone Bancorp, Inc.(a)	577	7,588
Live Oak Bancshares, Inc.	3,727	54,079
Macatawa Bank Corp.	3,277	25,626
Mackinac Financial Corp.	1,132	11,739
MainStreet Bancshares, Inc.(a)	915	12,078
Mercantile Bank Corp.	2,155	48,703
Meridian Corp.(a)	551	8,733
Metrocity Bankshares, Inc.(b)	2,420	34,679
Metropolitan Bank Holding Corp.(a)	951	30,508
Mid Penn Bancorp, Inc.	927	17,085
Middlefield Banc Corp.	717	14,878
Midland States Bancorp, Inc.	3,166	47,332
MidWestOne Financial Group, Inc.	1,929	38,580
MVB Financial Corp.	1,269	16,878
National Bank Holdings Corp., Class A	3,858	104,166
National Bankshares, Inc.	887	25,368
NBT Bancorp, Inc.(b)	5,660	174,102
Nicolet Bankshares, Inc.(a)(b)	1,245	68,226
Northeast Bank	860	15,093
Northrim BanCorp, Inc.	927	23,305
Norwood Financial Corp.	821	20,353
Oak Valley Bancorp	869	11,019
OceanFirst Financial Corp.	7,830	138,043
OFG Bancorp	6,834	91,371
Ohio Valley Banc Corp.	517	11,658
Old National Bancorp(b)	22,103	304,137
Old Second Bancorp, Inc.	3,856	30,000
Origin Bancorp, Inc.	2,812	61,864
Orrstown Financial Services, Inc.	1,383	20,399
Pacific Premier Bancorp, Inc.	11,779	255,369
Park National Corp.	1,946	136,959
Parke Bancorp, Inc.	1,531	20,745
PCB Bancorp(b)	1,660	17,098
Peapack-Gladstone Financial Corp.	2,527	47,331
Penns Woods Bancorp, Inc.(b)	859	19,508
Peoples Bancorp of North Carolina, Inc.(b)	599	10,584
Peoples Bancorp, Inc.	2,566	54,604
Peoples Financial Services Corp.	912	34,829
People’s Utah Bancorp	2,152	48,355
Plumas Bancorp	557	12,321
Preferred Bank	1,945	83,343
Premier Financial Bancorp, Inc.	1,798	23,050
Professional Holding Corp., Class A(a)	601	8,342
QCR Holdings, Inc.	2,000	62,360
RBB Bancorp(b)	2,205	30,098
Red River Bancshares, Inc.	654	28,704
Reliant Bancorp, Inc.	2,049	33,378
Renasant Corp.(b)	7,531	187,522
Republic Bancorp, Inc., Class A	1,275	41,705
Republic First Bancorp, Inc.(a)	5,329	13,003
Richmond Mutual BanCorp, Inc.	1,765	19,839

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
S&T Bancorp, Inc.	5,209	$122,151
Salisbury Bancorp, Inc.	317	12,994
Sandy Spring Bancorp, Inc.	6,438	159,534
SB Financial Group, Inc.	817	13,579
SB One Bancorp	1,132	22,300
Seacoast Banking Corp. of Florida(a)	6,874	140,230
Select Bancorp, Inc.(a)	2,076	16,899
ServisFirst Bancshares, Inc.(b)	6,552	234,300
Shore Bancshares, Inc.	1,707	18,931
Sierra Bancorp	1,873	35,362
Silvergate Capital Corp., Class A(a)	2,032	28,448
Simmons First National Corp., Class A	13,649	233,534
SmartFinancial, Inc.	1,683	27,231
South Plains Financial, Inc.	1,349	19,210
South State Corp.	9,469	451,293
Southern First Bancshares, Inc.(a)	986	27,322
Southern National Bancorp of Virginia, Inc.	2,595	25,146
Southside Bancshares, Inc.	4,288	118,863
Spirit of Texas Bancshares, Inc.(a)	1,910	23,512
Stock Yards Bancorp, Inc.	2,801	112,600
Summit Financial Group, Inc.	1,524	25,116
Texas Capital Bancshares, Inc.(a)	6,840	211,151
Tompkins Financial Corp.	1,914	123,970
Towne Bank(b)	9,168	172,725
TriCo Bancshares	3,618	110,168
TriState Capital Holdings, Inc.(a)	3,730	58,598
Triumph Bancorp, Inc.(a)	2,903	70,456
Trustmark Corp.	8,527	209,082
UMB Financial Corp.	5,984	308,475
United Bankshares, Inc.(b)	16,818	465,186
United Community Banks, Inc.	10,495	211,159
United Security Bancshares	2,059	13,775
Unity Bancorp, Inc.	966	13,814
Univest Financial Corp.	3,985	64,318
Valley National Bancorp(b)	54,505	426,229
Veritex Holdings, Inc.	6,696	118,519
Washington Trust Bancorp, Inc.	2,423	79,353
WesBanco, Inc.	8,999	182,770
West BanCorp, Inc.	2,109	36,886
Westamerica BanCorp(b)	3,508	201,429

		20,287,792

Beverages — 0.3%
Celsius Holdings, Inc.(a)	4,589	54,012
Coca-Cola Consolidated, Inc.	631	144,619
Craft Brew Alliance, Inc.(a)	1,547	23,808
MGP Ingredients, Inc.(b)	1,756	64,454
National Beverage Corp.(a)	1,599	97,571
New Age Beverages Corp.(a)	12,030	18,406
Primo Water Corp.	21,081	289,864

		692,734

Biotechnology — 10.7%(a)
89bio, Inc.	377	7,514
Abeona Therapeutics, Inc.(b)	8,145	23,743
ADMA Biologics, Inc.(b)	8,758	25,661
Aduro Biotech, Inc.	8,518	19,677
Adverum Biotechnologies, Inc.(b)	9,883	206,357
Aeglea BioTherapeutics, Inc.	5,672	52,466
Affimed NV	10,323	47,641
Agenus, Inc.	18,770	73,766
Aimmune Therapeutics, Inc.	6,303	105,323
Akcea Therapeutics, Inc.	2,211	30,291
Akebia Therapeutics, Inc.(b)	17,574	238,655
Akero Therapeutics, Inc.	1,512	37,679
Albireo Pharma, Inc.(b)	1,798	47,629

Security	Shares	Value

Biotechnology (continued)
Alector, Inc.(b)	6,245	$152,628
Allakos, Inc.	3,290	236,419
Allogene Therapeutics, Inc.	6,546	280,300
Amicus Therapeutics, Inc.(b)	34,282	516,973
AnaptysBio, Inc.(b)	2,946	65,814
Anavex Life Sciences Corp.	7,223	35,537
Anika Therapeutics, Inc.	1,903	71,800
Apellis Pharmaceuticals, Inc.	8,095	264,383
Applied Genetic Technologies Corp.	3,184	17,639
Applied Therapeutics, Inc.	1,799	65,034
Aprea Therapeutics, Inc.	969	37,578
Aptinyx, Inc.	3,192	13,311
Aravive, Inc.	1,621	18,868
Arcturus Therapeutics Holdings, Inc.	1,743	81,468
Arcus Biosciences, Inc.	4,422	109,400
Arcutis Biotherapeutics, Inc.	1,278	38,647
Ardelyx, Inc.	9,806	67,858
Arena Pharmaceuticals, Inc.	7,623	479,868
Arrowhead Pharmaceuticals, Inc.(b)	13,531	584,404
Assembly Biosciences, Inc.	4,131	96,335
Atara Biotherapeutics, Inc.	7,782	113,384
Athenex, Inc.(b)	9,974	137,242
Athersys, Inc.(b)	23,206	64,049
Atreca, Inc., Class A	2,864	60,946
AVEO Pharmaceuticals, Inc.	1,726	8,889
Avid Bioservices, Inc.	7,570	49,697
Avrobio, Inc.	4,197	73,238
Axcella Health, Inc.	1,539	8,511
Beam Therapeutics, Inc.	1,690	47,320
Beyondspring, Inc.	1,753	26,435
BioCryst Pharmaceuticals, Inc.	20,743	98,840
Biohaven Pharmaceutical Holding Co. Ltd.	6,367	465,491
BioSpecifics Technologies Corp.	781	47,860
Bioxcel Therapeutics, Inc.	1,427	75,645
Black Diamond Therapeutics, Inc.(b)	1,657	69,859
Blueprint Medicines Corp.	7,324	571,272
BrainStorm Cell Therapeutics, Inc.	3,565	39,964
Bridgebio Pharma, Inc.	9,816	320,100
Cabaletta Bio, Inc.	1,654	18,426
Calithera Biosciences, Inc.	8,808	46,506
Calyxt, Inc.	1,679	8,277
CareDx, Inc.	5,791	205,175
CASI Pharmaceuticals, Inc.	7,215	18,037
Castle Biosciences, Inc.	1,376	51,861
Catabasis Pharmaceuticals, Inc.	2,397	15,413
Catalyst Biosciences, Inc.	2,406	14,123
Catalyst Pharmaceuticals, Inc.	12,807	59,168
Cellular Biomedicine Group, Inc.	1,644	24,611
CEL-SCI Corp.(b)	4,295	64,081
Centogene NV	520	11,898
Checkpoint Therapeutics, Inc.	5,816	11,516
ChemoCentryx, Inc.	6,013	345,988
Chimerix, Inc.(b)	6,499	20,147
Cidara Therapeutics, Inc.	4,335	15,996
Clovis Oncology, Inc.(b)	9,667	65,252
Cohbar, Inc.	2,690	4,169
Coherus Biosciences, Inc.	7,839	140,005
Concert Pharmaceuticals, Inc.	3,852	38,327
Constellation Pharmaceuticals, Inc.	3,643	109,472
ContraFect Corp.	1,848	11,809
Corbus Pharmaceuticals Holdings, Inc.	8,897	74,646
Cortexyme, Inc.	2,117	98,017
Crinetics Pharmaceuticals, Inc.	3,606	63,177
Cue Biopharma, Inc.	3,737	91,594
Cyclerion Therapeutics, Inc.	3,184	18,817

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Cytokinetics, Inc.	7,560	$178,189
CytomX Therapeutics, Inc.	6,184	51,513
Deciphera Pharmaceuticals, Inc.	5,047	301,407
Denali Therapeutics, Inc.	8,478	204,998
DermTech, Inc.	1,066	14,103
Dicerna Pharmaceuticals, Inc.	8,738	221,945
Dyadic International, Inc.	2,603	22,542
Dynavax Technologies Corp.	12,065	107,017
Eagle Pharmaceuticals, Inc.	1,433	68,755
Editas Medicine, Inc.	7,503	221,939
Eidos Therapeutics, Inc.	1,505	71,743
Eiger BioPharmaceuticals, Inc.	3,155	30,288
Emergent BioSolutions, Inc.(b)	6,003	474,717
Enanta Pharmaceuticals, Inc.	2,562	128,638
Enochian Biosciences, Inc.(b)	1,565	6,589
Epizyme, Inc.	12,040	193,362
Esperion Therapeutics, Inc.(b)	3,509	180,047
Evelo Biosciences, Inc.	1,646	8,065
Exicure, Inc.	7,628	18,612
Fate Therapeutics, Inc.(b)	8,457	290,160
Fennec Pharmaceuticals, Inc.	2,850	23,797
FibroGen, Inc.	11,228	455,071
Five Prime Therapeutics, Inc.	3,984	24,302
Flexion Therapeutics, Inc.	4,668	61,384
Fortress Biotech, Inc.	7,433	19,920
Frequency Therapeutics, Inc.	3,784	87,978
G1 Therapeutics, Inc.	4,679	113,513
Galectin Therapeutics, Inc.	5,213	15,952
Galera Therapeutics, Inc.	1,042	7,440
Genprex, Inc.	3,756	11,794
Geron Corp.	25,078	54,670
GlycoMimetics, Inc.(b)	4,523	17,006
Gossamer Bio, Inc.	6,654	86,502
Gritstone Oncology, Inc.(b)	3,986	26,467
Halozyme Therapeutics, Inc.	18,233	488,827
Harpoon Therapeutics, Inc.	1,407	23,356
Heron Therapeutics, Inc.	11,892	174,931
Homology Medicines, Inc.	4,578	69,540
Hookipa Pharma, Inc.(b)	1,622	18,848
iBio, Inc.	5,941	13,189
Ideaya Biosciences, Inc.	1,663	23,631
IGM Biosciences, Inc	957	69,861
Immunic, Inc.	512	6,205
ImmunoGen, Inc.	23,206	106,748
Immunovant, Inc.	2,576	62,726
Inovio Pharmaceuticals, Inc.(b)	19,389	522,534
Insmed, Inc.(b)	13,651	375,949
Intellia Therapeutics, Inc.	5,921	124,459
Intercept Pharmaceuticals, Inc.	3,492	167,302
Invitae Corp.	15,574	471,736
Ironwood Pharmaceuticals, Inc.(b)	21,287	219,682
IVERIC bio, Inc.	6,081	31,013
Jounce Therapeutics, Inc.	2,248	15,511
Kadmon Holdings, Inc.	21,746	111,340
KalVista Pharmaceuticals, Inc.	1,829	22,131
Karuna Therapeutics, Inc.	2,091	233,063
Karyopharm Therapeutics, Inc.	9,440	178,794
Keros Therapeutics, Inc.	939	35,222
Kezar Life Sciences, Inc.	3,709	19,213
Kindred Biosciences, Inc.	4,771	21,422
Kiniksa Pharmaceuticals Ltd., Class A(b)	2,585	65,866
Kodiak Sciences, Inc.	3,903	211,230
Krystal Biotech, Inc.	1,600	66,272
Kura Oncology, Inc.	7,166	116,806
La Jolla Pharmaceutical Co.	2,847	12,128

Security	Shares	Value

Biotechnology (continued)
Lexicon Pharmaceuticals, Inc.	5,737	$11,445
Ligand Pharmaceuticals, Inc.(b)	1,964	219,673
LogicBio Therapeutics, Inc.	1,634	13,824
MacroGenics, Inc.	6,448	180,028
Madrigal Pharmaceuticals, Inc.	1,178	133,408
Magenta Therapeutics, Inc.	2,396	17,994
MannKind Corp.(b)	28,912	50,596
Marker Therapeutics, Inc.	3,653	7,562
MediciNova, Inc.	5,798	31,425
MEI Pharma, Inc.	14,148	58,431
MeiraGTx Holdings plc	2,740	34,305
Mersana Therapeutics, Inc.	6,183	144,682
Minerva Neurosciences, Inc.	4,064	14,671
Mirati Therapeutics, Inc.	4,956	565,827
Mirum Pharmaceuticals, Inc.	738	14,361
Molecular Templates, Inc.(b)	3,266	45,038
Momenta Pharmaceuticals, Inc.	15,921	529,692
Morphic Holding, Inc.(b)	1,848	49,988
Mustang Bio, Inc.	3,972	12,631
Myriad Genetics, Inc.	9,688	109,862
NantKwest, Inc.	3,876	47,597
Natera, Inc.	9,414	469,382
Neoleukin Therapeutics, Inc.	3,963	65,786
Neubase Therapeutics, Inc.	2,327	20,431
NeuroBo Pharmaceuticals, Inc.	499	4,017
NextCure, Inc.	2,202	47,211
Novavax, Inc.	7,857	654,881
Nymox Pharmaceutical Corp.(b)	5,105	18,123
Oncocyte Corp.	5,541	10,583
Oncternal Therapeutics, Inc., CVR(c)	105	215
OPKO Health, Inc.	53,593	182,752
Organogenesis Holdings, Inc.	2,604	9,999
Orgenesis, Inc.	2,226	13,534
ORIC Pharmaceuticals, Inc.	1,174	39,599
Ovid therapeutics, Inc.	5,771	42,532
Oyster Point Pharma, Inc.	674	19,465
Passage Bio, Inc.	1,838	50,233
PDL BioPharma, Inc.	15,191	44,206
Pfenex, Inc.	4,674	39,028
PhaseBio Pharmaceuticals, Inc.(b)	2,316	10,654
Pieris Pharmaceuticals, Inc.	6,594	20,441
Portola Pharmaceuticals, Inc.	10,602	190,730
Precigen, Inc.(b)	9,289	46,352
Precision BioSciences, Inc.	6,168	51,379
Prevail Therapeutics, Inc.(b)	1,946	28,995
Principia Biopharma, Inc.	3,962	236,888
Protagonist Therapeutics, Inc.	3,042	53,722
Protara Therapeutics, Inc.	261	7,653
Prothena Corp. plc	4,337	45,365
PTC Therapeutics, Inc.(b)	8,336	422,969
Puma Biotechnology, Inc.(b)	4,071	42,461
Radius Health, Inc.(b)	6,103	83,184
RAPT Therapeutics, Inc.	1,480	42,950
REGENXBIO, Inc.	4,611	169,823
Replimune Group, Inc.	2,296	57,056
Retrophin, Inc.	5,634	114,990
REVOLUTION Medicines, Inc.	1,976	62,382
Rhythm Pharmaceuticals, Inc.	4,526	100,930
Rigel Pharmaceuticals, Inc.	22,292	40,794
Rocket Pharmaceuticals, Inc.	4,632	96,948
Rubius Therapeutics, Inc.(b)	4,870	29,123
Sangamo Therapeutics, Inc.	15,538	139,220
Savara, Inc.	6,299	15,685
Scholar Rock Holding Corp.	3,034	55,249
Selecta Biosciences, Inc.	9,045	25,688

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Seres Therapeutics, Inc.	5,802	$27,618
Soleno Therapeutics, Inc.	4,331	9,615
Solid Biosciences, Inc.	3,427	10,041
Sorrento Therapeutics, Inc.(b)	23,569	148,013
Spectrum Pharmaceuticals, Inc.	15,845	53,556
Spero Therapeutics, Inc.	1,923	26,018
SpringWorks Therapeutics, Inc.	2,865	120,330
Stoke Therapeutics, Inc.	1,683	40,106
Sutro Biopharma, Inc.	2,212	17,165
Syndax Pharmaceuticals, Inc.	3,618	53,619
Syros Pharmaceuticals, Inc.	5,543	59,088
TCR2 Therapeutics, Inc.	2,237	34,360
TG Therapeutics, Inc.	13,033	253,883
Translate Bio, Inc.	6,779	121,480
Turning Point Therapeutics, Inc.	3,760	242,858
Twist Bioscience Corp.	4,024	182,287
Tyme Technologies, Inc.(b)	8,098	10,770
Ultragenyx Pharmaceutical, Inc.	7,651	598,461
UNITY Biotechnology, Inc.	4,476	38,852
UroGen Pharma Ltd.	2,634	68,800
Vanda Pharmaceuticals, Inc.(b)	7,189	82,242
Vaxart, Inc.	5,814	51,454
VBI Vaccines, Inc.	23,351	72,388
Veracyte, Inc.	6,735	174,436
Verastem, Inc.	21,621	37,188
Vericel Corp.	6,003	82,961
Viela Bio, Inc.	2,690	116,531
Viking Therapeutics, Inc.	9,074	65,424
Vir Biotechnology, Inc.	6,232	255,325
Voyager Therapeutics, Inc.(b)	3,525	44,485
vTv Therapeutics, Inc., Class A	1,176	2,646
X4 Pharmaceuticals, Inc.	2,090	19,479
XBiotech, Inc.	1,847	25,322
Xencor, Inc.	7,463	241,727
XOMA Corp.	779	15,393
Y-mAbs Therapeutics, Inc.	4,051	175,003
Zentalis Pharmaceuticals, Inc.	1,394	66,940
ZIOPHARM Oncology, Inc.	28,912	94,831

		25,913,219

Building Products — 1.5%
AAON, Inc.(b)	5,518	299,572
Advanced Drainage Systems, Inc.	6,671	329,547
Alpha Pro Tech Ltd.(a)	1,623	28,727
American Woodmark Corp.(a)	2,319	175,432
Apogee Enterprises, Inc.	3,645	83,981
Builders FirstSource, Inc.(a)	15,705	325,094
Caesarstone Ltd.	3,044	36,071
Cornerstone Building Brands, Inc.(a)(b)	6,120	37,087
CSW Industrials, Inc.	1,883	130,134
Gibraltar Industries, Inc.(a)	4,422	212,300
Griffon Corp.	5,058	93,674
Insteel Industries, Inc.	2,420	46,150
JELD-WEN Holding, Inc.(a)	9,296	149,759
Masonite International Corp.(a)	3,313	257,685
Patrick Industries, Inc.	3,046	186,568
PGT Innovations, Inc.(a)	7,843	122,978
Quanex Building Products Corp.	4,574	63,487
Resideo Technologies, Inc.(a)	16,763	196,462
Simpson Manufacturing Co., Inc.	5,904	498,062
UFP Industries, Inc.(b)	8,109	401,477

		3,674,247

Security	Shares	Value

Capital Markets — 1.5%
Artisan Partners Asset Management, Inc., Class A	7,417	$241,053
Assetmark Financial Holdings, Inc.(a)	2,168	59,165
Associated Capital Group, Inc., Class A(b)	300	11,007
B. Riley Financial, Inc.	2,716	59,100
BGC Partners, Inc., Class A	20,742	56,833
Blucora, Inc.(a)	6,509	74,333
Brightsphere Investment Group, Inc.	8,750	109,025
Cohen & Steers, Inc.	3,296	224,293
Cowen, Inc., Class A	3,723	60,350
Diamond Hill Investment Group, Inc.	411	46,718
Donnelley Financial Solutions, Inc.(a)	4,471	37,556
Federated Hermes, Inc., Class B	13,169	312,105
Focus Financial Partners, Inc., Class A(a)	4,249	140,430
GAIN Capital Holdings, Inc.(b)	2,657	15,995
GAMCO Investors, Inc., Class A	630	8,385
Greenhill & Co., Inc.	1,834	18,322
Hamilton Lane, Inc., Class A	2,941	198,135
Houlihan Lokey, Inc.	5,910	328,832
INTL. FCStone, Inc.(a)	2,198	120,890
Moelis & Co., Class A(b)	7,187	223,947
Oppenheimer Holdings, Inc., Class A	1,284	27,978
Piper Sandler Cos	2,385	141,097
PJT Partners, Inc., Class A	3,164	162,440
Pzena Investment Management, Inc., Class A	3,054	16,614
Safeguard Scientifics, Inc.(b)	2,757	19,299
Sculptor Capital Management, Inc., Class A	2,581	33,372
Siebert Financial Corp.(a)	1,073	5,429
Silvercrest Asset Management Group, Inc., Class A	1,176	14,947
Stifel Financial Corp.(b)	9,061	429,763
Value Line, Inc.	109	2,942
Virtus Investment Partners, Inc.	990	115,127
Waddell & Reed Financial, Inc., Class A	8,931	138,520
Westwood Holdings Group, Inc.	1,082	17,042
WisdomTree Investments, Inc.	19,956	69,247

		3,540,291

Chemicals — 1.7%
Advanced Emissions Solutions, Inc.(b)	2,446	11,863
AdvanSix, Inc.(a)	3,712	43,579
AgroFresh Solutions, Inc.(a)	3,650	11,059
American Vanguard Corp.(b)	3,869	53,237
Amyris, Inc.(a)	9,428	40,258
Balchem Corp.	4,327	410,459
Chase Corp.	988	101,270
Ferro Corp.(a)	10,879	129,895
FutureFuel Corp.	3,429	40,977
GCP Applied Technologies, Inc.(a)	6,651	123,576
Hawkins, Inc.	1,286	54,758
HB Fuller Co.	6,980	311,308
Ingevity Corp.(a)	5,597	294,234
Innospec, Inc.	3,309	255,620
Intrepid Potash, Inc.(a)(b)	12,511	12,386
Koppers Holdings, Inc.(a)	2,821	53,148
Kraton Corp.(a)	4,302	74,339
Kronos Worldwide, Inc.(b)	3,436	35,769
Livent Corp.(a)	19,676	121,204
Marrone Bio Innovations, Inc.(a)	8,606	10,069
Minerals Technologies, Inc.	4,584	215,127
Orion Engineered Carbons SA	8,368	88,617
PolyOne Corp.	12,489	327,586
PQ Group Holdings, Inc.(a)	5,187	68,676
Quaker Chemical Corp.	1,783	331,014
Rayonier Advanced Materials, Inc.(a)	8,800	24,728
Sensient Technologies Corp.(b)	5,756	300,233

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Stepan Co.	2,898	$281,396
Trecora Resources(a)	3,003	18,829
Tredegar Corp.	3,437	52,930
Trinseo SA(b)	5,229	115,875
Tronox Holdings plc, Class A	12,361	89,246

		4,103,265

Commercial Services & Supplies — 2.3%
ABM Industries, Inc.	9,036	328,007
ACCO Brands Corp.	12,785	90,773
Advanced Disposal Services, Inc.(a)	9,834	296,692
Brady Corp., Class A	6,523	305,407
BrightView Holdings, Inc.(a)	4,249	47,589
Brink’s Co. (The)	6,788	308,922
Casella Waste Systems, Inc., Class A(a)	6,091	317,463
CECO Environmental Corp.(a)	4,493	29,609
Cimpress plc(a)	2,402	183,369
CompX International, Inc.	284	3,925
Covanta Holding Corp.(b)	16,120	154,591
Deluxe Corp.	5,722	134,696
Ennis, Inc.	3,378	61,277
Harsco Corp.(a)(b)	10,664	144,071
Healthcare Services Group, Inc.(b)	10,086	246,704
Heritage-Crystal Clean, Inc.(a)	2,118	36,980
Herman Miller, Inc.(b)	8,060	190,297
HNI Corp.	5,940	181,586
Interface, Inc.	7,817	63,630
KAR Auction Services, Inc.(b)	17,607	242,272
Kimball International, Inc., Class B	4,802	55,511
Knoll, Inc.	6,990	85,208
Matthews International Corp., Class A	4,035	77,068
McGrath RentCorp	3,269	176,559
Mobile Mini, Inc.	5,987	176,616
NL Industries, Inc.	1,105	3,768
PICO Holdings, Inc.(a)	2,314	19,507
Pitney Bowes, Inc.(b)	23,361	60,739
Quad/Graphics, Inc.(b)	5,029	16,344
SP Plus Corp.(a)	3,123	64,677
Steelcase, Inc., Class A	11,951	144,129
Team, Inc.(a)(b)	3,929	21,885
Tetra Tech, Inc.	7,248	573,462
UniFirst Corp.	2,015	360,584
US Ecology, Inc.(b)	4,164	141,076
Viad Corp.	2,825	53,731
VSE Corp.	1,237	38,829

		5,437,553

Communications Equipment — 0.9%
Acacia Communications, Inc.(a)(b)	5,237	351,874
ADTRAN, Inc.	6,580	71,919
Applied Optoelectronics, Inc.(a)	2,737	29,751
CalAmp Corp.(a)	4,560	36,526
Calix, Inc.(a)	6,569	97,878
Cambium Networks Corp.(a)	925	6,808
Casa Systems, Inc.(a)	4,450	18,512
Clearfield, Inc.(a)	1,604	22,392
Comtech Telecommunications Corp.	3,244	54,791
DASAN Zhone Solutions, Inc.(a)	1,635	14,601
Digi International, Inc.(a)	3,731	43,466
Extreme Networks, Inc.(a)	16,157	70,121
Genasys, Inc.(a)	4,232	20,568
Harmonic, Inc.(a)	12,495	59,351
Infinera Corp.(a)	21,272	125,930
Inseego Corp.(a)(b)	7,416	86,026
InterDigital, Inc.	4,196	237,620
KVH Industries, Inc.(a)	2,325	20,762

Security	Shares	Value

Communications Equipment (continued)
NETGEAR, Inc.(a)	3,966	$102,680
NetScout Systems, Inc.(a)	9,522	243,382
PCTEL, Inc.(a)	2,269	15,157
Plantronics, Inc.(b)	4,553	66,838
Resonant, Inc.(a)	6,536	15,229
Ribbon Communications, Inc.(a)	9,108	35,794
Viavi Solutions, Inc.(a)	30,910	393,793

		2,241,769

Construction & Engineering — 1.2%
Aegion Corp.(a)	4,067	64,543
Ameresco, Inc., Class A(a)	3,220	89,452
API Group Corp.(a)(d)	18,975	230,546
Arcosa, Inc.	6,588	278,014
Argan, Inc.	2,005	94,997
Comfort Systems USA, Inc.	4,903	199,797
Concrete Pumping Holdings, Inc.(a)	3,764	13,099
Construction Partners, Inc., Class A(a)	2,524	44,826
Dycom Industries, Inc.(a)(b)	4,171	170,552
EMCOR Group, Inc.	7,411	490,164
Fluor Corp.	4,424	53,442
Granite Construction, Inc.(b)	6,468	123,797
Great Lakes Dredge & Dock Corp.(a)	8,481	78,534
HC2 Holdings, Inc.(a)	5,799	19,369
IES Holdings, Inc.(a)	1,029	23,842
MasTec, Inc.(a)	7,766	348,460
MYR Group, Inc.(a)	2,219	70,808
Northwest Pipe Co.(a)	1,280	32,090
NV5 Global, Inc.(a)(b)	1,429	72,636
Primoris Services Corp.(b)	6,550	116,328
Sterling Construction Co., Inc.(a)	3,755	39,315
Tutor Perini Corp.(a)	5,593	68,123
WillScot Corp.(a)	7,286	89,545

		2,812,279

Construction Materials — 0.2%
Forterra, Inc.(a)	2,711	30,255
Summit Materials, Inc., Class A(a)	15,895	255,592
United States Lime & Minerals, Inc.	275	23,221
US Concrete, Inc.(a)	2,227	55,229

		364,297

Consumer Finance — 0.7%
Atlanticus Holdings Corp.(a)	496	5,129
Curo Group Holdings Corp.	2,633	21,512
Encore Capital Group, Inc.(a)	4,206	143,761
Enova International, Inc.(a)	4,153	61,755
EZCORP, Inc., Class A(a)(b)	6,650	41,895
FirstCash, Inc.	5,478	369,655
Green Dot Corp., Class A(a)	6,865	336,934
LendingClub Corp.(a)	9,410	42,816
Navient Corp.	26,344	185,198
Nelnet, Inc., Class A	2,325	110,995
Oportun Financial Corp.(a)	2,532	34,030
PRA Group, Inc.(a)(b)	6,067	234,550
Regional Management Corp.(a)	1,205	21,341
World Acceptance Corp.(a)(b)	694	45,471

		1,655,042

Containers & Packaging — 0.2%
Greif, Inc., Class A	3,516	120,985
Greif, Inc., Class B	766	32,042
Myers Industries, Inc.	4,849	70,553
O-I Glass, Inc.	21,027	188,822
Ranpak Holdings Corp.(a)	3,525	26,226

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Containers & Packaging (continued)
UFP Technologies, Inc.(a)	876	$38,597

		477,225

Distributors — 0.1%
Core-Mark Holding Co., Inc.	6,062	151,277
Funko, Inc., Class A(a)(b)	3,501	20,306
Greenlane Holdings, Inc., Class A(a)	1,731	6,889
Weyco Group, Inc.	783	16,905

		195,377

Diversified Consumer Services — 0.7%
Adtalem Global Education, Inc.(a)	7,015	218,517
American Public Education, Inc.(a)	1,938	57,365
Aspen Group, Inc.(a)	2,388	21,611
Carriage Services, Inc.	2,185	39,592
Collectors Universe, Inc.	1,268	43,467
Franchise Group, Inc.	2,577	56,385
Houghton Mifflin Harcourt Co.(a)	14,878	26,929
K12, Inc.(a)	5,372	146,333
Laureate Education, Inc., Class A(a)	14,716	146,645
OneSpaWorld Holdings Ltd.	6,105	29,121
Perdoceo Education Corp.(a)	9,329	148,611
Regis Corp.(a)	3,106	25,407
Strategic Education, Inc.	2,947	452,807
Universal Technical Institute, Inc.(a)	3,615	25,124
Vivint Smart Home, Inc.(a)	9,449	163,751
WW International, Inc.(a)(b)	6,420	162,940

		1,764,605

Diversified Financial Services — 0.2%
Alerus Financial Corp.	1,846	36,477
A-Mark Precious Metals, Inc.(a)	575	10,954
Banco Latinoamericano de Comercio Exterior SA, Class E	4,064	46,736
Cannae Holdings, Inc.(a)	11,403	468,663
GWG Holdings, Inc.(a)	366	2,807
Marlin Business Services Corp.	1,178	9,966
SWK Holdings Corp.(a)	359	4,301

		579,904

Diversified Telecommunication Services — 0.9%
Alaska Communications Systems Group, Inc.	5,766	16,087
Anterix, Inc.(a)	1,779	80,660
ATN International, Inc.(b)	1,508	91,340
Bandwidth, Inc., Class A(a)(b)	2,588	328,676
Cincinnati Bell, Inc.(a)	6,625	98,381
Cogent Communications Holdings, Inc.	5,723	442,731
Consolidated Communications Holdings, Inc.(a)	9,837	66,596
IDT Corp., Class B(a)	2,243	14,647
Iridium Communications, Inc.(a)(b)	15,847	403,148
Liberty Latin America Ltd., Class A(a)	6,060	58,903
Liberty Latin America Ltd., Class C(a)	15,394	145,320
Ooma, Inc.(a)	2,831	46,655
ORBCOMM, Inc.(a)	10,338	39,801
Vonage Holdings Corp.(a)	31,315	315,029

		2,147,974

Electric Utilities — 0.9%
ALLETE, Inc.	7,130	389,369
El Paso Electric Co.	5,474	366,758
Genie Energy Ltd., Class B	1,936	14,249
MGE Energy, Inc.	4,696	302,939
Otter Tail Corp.	5,362	207,992
PNM Resources, Inc.(b)	10,737	412,730
Portland General Electric Co.	12,191	509,706

Security	Shares	Value

Electric Utilities (continued)
Spark Energy, Inc., Class A	1,964	$13,886

		2,217,629

Electrical Equipment — 0.9%
Allied Motion Technologies, Inc.	998	35,229
American Superconductor Corp.(a)	3,117	25,341
Atkore International Group, Inc.(a)	6,407	175,231
AZZ, Inc.	3,541	121,527
Bloom Energy Corp., Class A(a)	11,455	124,630
Encore Wire Corp.	2,704	132,009
EnerSys	5,775	371,795
FuelCell Energy, Inc.(a)	28,618	64,677
LSI Industries, Inc.	3,336	21,584
Orion Energy Systems, Inc.(a)	3,152	10,906
Plug Power, Inc.(a)	43,708	358,843
Powell Industries, Inc.	1,258	34,457
Preformed Line Products Co.	421	21,054
Sunrun, Inc.(a)	15,700	309,604
Thermon Group Holdings, Inc.(a)	4,303	62,695
TPI Composites, Inc.(a)	4,100	95,817
Ultralife Corp.(a)	837	5,867
Vicor Corp.(a)	2,407	173,184
Vivint Solar, Inc.(a)(b)	6,660	65,934

		2,210,384

Electronic Equipment, Instruments & Components — 2.3%
Akoustis Technologies, Inc.(a)	4,135	34,279
Arlo Technologies, Inc.(a)	11,015	28,419
Badger Meter, Inc.(b)	3,911	246,080
Bel Fuse, Inc., Class B(b)	1,475	15,827
Belden, Inc.	5,981	194,682
Benchmark Electronics, Inc.(b)	4,914	106,142
CTS Corp.	4,344	87,054
Daktronics, Inc.(b)	5,343	23,242
ePlus, Inc.(a)	1,777	125,598
Fabrinet(a)	4,959	309,541
FARO Technologies, Inc.(a)(b)	2,357	126,335
Fitbit, Inc., Class A(a)	32,233	208,225
II-VI, Inc.(a)(b)	12,153	573,865
Insight Enterprises, Inc.(a)	4,700	231,240
Intellicheck, Inc.(a)	2,103	15,878
Iteris, Inc.(a)	5,349	25,434
Itron, Inc.(a)(b)	5,416	358,810
Kimball Electronics, Inc.(a)	3,167	42,881
Knowles Corp.(a)	11,965	182,586
Luna Innovations, Inc.(a)	3,683	21,509
Methode Electronics, Inc.	4,928	154,049
MTS Systems Corp.(b)	2,672	47,000
Napco Security Technologies, Inc.(a)(b)	1,561	36,512
nLight, Inc.(a)(b)	4,646	103,420
Novanta, Inc.(a)	4,600	491,142
OSI Systems, Inc.(a)	2,290	170,926
PAR Technology Corp.(a)	2,174	65,068
PC Connection, Inc.	1,480	68,613
Plexus Corp.(a)	3,886	274,196
Powerfleet, Inc.(a)	3,425	15,823
Research Frontiers, Inc.(a)	3,381	13,727
Rogers Corp.(a)(b)	2,516	313,494
Sanmina Corp.(a)	9,001	225,385
ScanSource, Inc.(a)	3,376	81,328
TTM Technologies, Inc.(a)	13,349	158,319
Vishay Intertechnology, Inc.	18,176	277,547
Vishay Precision Group, Inc.(a)	1,691	41,565
Wrap Technologies, Inc.(a)	1,625	17,030

		5,512,771

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services — 0.7%
Archrock, Inc.(b)	18,027	$116,995
Aspen Aerogels, Inc.(a)	2,540	16,713
Bristow Group, Inc.(a)	815	11,353
Cactus, Inc., Class A	6,546	135,044
ChampionX Corp.(a)	25,161	245,571
DMC Global, Inc.(b)	1,961	54,124
Dril-Quip, Inc.(a)(b)	4,738	141,145
Exterran Corp.(a)	3,860	20,805
Frank’s International NV(a)	20,810	46,406
Helix Energy Solutions Group, Inc.(a)	19,762	68,574
Liberty Oilfield Services, Inc., Class A(b)	8,961	49,106
Matrix Service Co.(a)	3,515	34,166
Nabors Industries Ltd.(b)	955	35,354
National Energy Services Reunited Corp.(a)	3,128	21,521
Newpark Resources, Inc.(a)	11,838	26,399
NexTier Oilfield Solutions, Inc.(a)	22,530	55,199
Oceaneering International, Inc.(a)	13,541	86,527
Oil States International, Inc.(a)	8,444	40,109
Patterson-UTI Energy, Inc.	10,662	36,997
ProPetro Holding Corp.(a)	11,230	57,722
RPC, Inc.(a)(b)	8,656	26,661
SEACOR Holdings, Inc.(a)	2,586	73,236
Select Energy Services, Inc., Class A(a)	8,472	41,513
Solaris Oilfield Infrastructure, Inc., Class A	4,503	33,412
Tidewater, Inc.(a)(b)	5,115	28,593
Transocean Ltd.(a)	79,358	145,225
US Silica Holdings, Inc.(b)	10,589	38,226

		1,686,696

Entertainment — 0.3%
AMC Entertainment Holdings, Inc., Class A(b) .	7,421	31,836
Cinemark Holdings, Inc.	14,635	169,034
Eros International plc(a)	9,757	30,832
Gaia, Inc.(a)	1,503	12,595
Glu Mobile, Inc.(a)	17,468	161,929
IMAX Corp.(a)	7,122	79,838
Liberty Media Corp.-Liberty Braves, Class A(a)	1,450	29,116
Liberty Media Corp-Liberty Braves, Class C(a) .	5,041	99,509
LiveXLive Media, Inc.(a)	4,318	15,631
Marcus Corp. (The)	3,203	42,504

		672,824

Equity Real Estate Investment Trusts (REITs) — 6.2%
Acadia Realty Trust	11,683	151,645
Agree Realty Corp.(b)	7,100	466,541
Alexander & Baldwin, Inc.	9,839	119,937
Alexander’s, Inc.	292	70,343
Alpine Income Property Trust, Inc.	890	14,471
American Assets Trust, Inc.	6,843	190,509
American Finance Trust, Inc.	15,201	120,620
Armada Hoffler Properties, Inc.	7,806	77,670
Bluerock Residential Growth REIT, Inc.	3,167	25,589
BRT Apartments Corp.	1,572	17,009
CareTrust REIT, Inc.	12,881	221,038
CatchMark Timber Trust, Inc., Class A	6,522	57,720
Chatham Lodging Trust	6,741	41,255
CIM Commercial Trust Corp.(b)	1,473	15,879
City Office REIT, Inc.	6,824	68,649
Clipper Realty, Inc.(b)	2,104	17,042
Colony Capital, Inc.	65,972	158,333
Columbia Property Trust, Inc.	15,461	203,158
Community Healthcare Trust, Inc.	2,851	116,606
CoreCivic, Inc.	16,319	152,746
CorEnergy Infrastructure Trust, Inc	2,048	18,739
CorePoint Lodging, Inc.	6,096	25,664
DiamondRock Hospitality Co.	26,809	148,254

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Diversified Healthcare Trust	32,026	$141,715
Easterly Government Properties, Inc.	10,092	233,327
EastGroup Properties, Inc.	5,195	616,179
Essential Properties Realty Trust, Inc.	12,441	184,624
Farmland Partners, Inc.	3,525	24,146
Four Corners Property Trust, Inc.	9,592	234,045
Franklin Street Properties Corp.	13,847	70,481
Front Yard Residential Corp.	6,828	59,404
GEO Group, Inc. (The)	16,046	189,824
Getty Realty Corp.	4,613	136,914
Gladstone Commercial Corp.	4,658	87,338
Gladstone Land Corp.	2,499	39,634
Global Medical REIT, Inc.	5,502	62,338
Global Net Lease, Inc.	12,751	213,324
Healthcare Realty Trust, Inc.	18,080	529,563
Hersha Hospitality Trust(b)	4,729	27,239
Independence Realty Trust, Inc.	12,842	147,555
Industrial Logistics Properties Trust	8,753	179,874
Innovative Industrial Properties, Inc.(b)	2,261	199,013
Investors Real Estate Trust	1,631	114,969
iStar, Inc.	10,060	123,939
Jernigan Capital, Inc.	3,197	43,735
Kite Realty Group Trust	11,414	131,718
Lexington Realty Trust	34,471	363,669
LTC Properties, Inc.	5,343	201,271
Macerich Co. (The)	19,327	173,363
Mack-Cali Realty Corp.	12,375	189,214
Monmouth Real Estate Investment Corp.	12,742	184,632
National Health Investors, Inc.	5,865	356,123
National Storage Affiliates Trust	8,313	238,251
New Senior Investment Group, Inc.	11,974	43,346
NexPoint Residential Trust, Inc.	2,888	102,091
Office Properties Income Trust(b)	6,449	167,486
One Liberty Properties, Inc.	2,352	41,442
Pebblebrook Hotel Trust	17,973	245,511
Physicians Realty Trust(b)	27,441	480,766
Piedmont Office Realty Trust, Inc., Class A	17,226	286,124
Plymouth Industrial REIT, Inc.	1,748	22,374
PotlatchDeltic Corp.(b)	8,877	337,592
Preferred Apartment Communities, Inc., Class A	6,414	48,746
PS Business Parks, Inc.	2,704	358,010
QTS Realty Trust, Inc., Class A	8,055	516,245
Retail Opportunity Investments Corp.	15,706	177,949
Retail Properties of America, Inc., Class A	29,247	214,088
Retail Value, Inc.	2,387	29,503
RLJ Lodging Trust	22,508	212,476
RPT Realty	11,220	78,091
Ryman Hospitality Properties, Inc.	6,864	237,494
Sabra Health Care REIT, Inc.	27,966	403,549
Safehold, Inc.(b)	2,314	133,032
Saul Centers, Inc.	1,646	53,116
Seritage Growth Properties, Class A(a)(b)	4,797	54,686
Service Properties Trust	7,452	52,835
SITE Centers Corp.	20,965	169,817
STAG Industrial, Inc.	20,264	594,140
Summit Hotel Properties, Inc.	13,781	81,721
Sunstone Hotel Investors, Inc.	29,885	243,563
Tanger Factory Outlet Centers, Inc.	12,577	89,674
Terreno Realty Corp.(b)	8,948	471,023
UMH Properties, Inc.	4,828	62,426
Uniti Group, Inc.	26,085	243,895
Universal Health Realty Income Trust	1,740	138,313
Urban Edge Properties	15,860	188,258
Urstadt Biddle Properties, Inc., Class A	4,144	49,231
Washington REIT	11,120	246,864

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Whitestone REIT	5,642	$41,017
Xenia Hotels & Resorts, Inc.	15,808	147,489

		15,060,821

Food & Staples Retailing — 0.9%
Andersons, Inc. (The)	4,260	58,618
BJ’s Wholesale Club Holdings, Inc.(a)	18,477	688,638
Chefs’ Warehouse, Inc. (The)(a)	3,436	46,661
HF Foods Group, Inc.(a)	4,816	43,585
Ingles Markets, Inc., Class A	1,932	83,211
Natural Grocers by Vitamin Cottage, Inc.(b)	1,090	16,219
Performance Food Group Co.(a)	17,713	516,157
PriceSmart, Inc.	3,099	186,963
Rite Aid Corp.(a)	7,432	126,790
SpartanNash Co.	4,858	103,232
United Natural Foods, Inc.(a)	7,202	131,148
Village Super Market, Inc., Class A	1,150	31,878
Weis Markets, Inc.	1,268	63,552

		2,096,652

Food Products — 1.4%
Alico, Inc.	686	21,376
B&G Foods, Inc.(b)	8,630	210,399
Bridgford Foods Corp.(a)	221	3,660
Calavo Growers, Inc.	2,228	140,163
Cal-Maine Foods, Inc.(a)	4,277	190,241
Darling Ingredients, Inc.(a)	21,765	535,854
Farmer Bros Co.(a)	2,106	15,458
Fresh Del Monte Produce, Inc.(b)	4,190	103,158
Freshpet, Inc.(a)	5,224	437,040
Hostess Brands, Inc.(a)	16,010	195,642
J&J Snack Foods Corp.(b)	2,030	258,074
John B Sanfilippo & Son, Inc.	1,182	100,860
Lancaster Colony Corp.(b)	2,549	395,070
Landec Corp.(a)	3,600	28,656
Limoneira Co.(b)	2,145	31,081
Sanderson Farms, Inc.	2,716	314,757
Seneca Foods Corp., Class A(a)	860	29,077
Simply Good Foods Co. (The)(a)(b)	11,406	211,923
Tootsie Roll Industries, Inc.	2,200	75,394

		3,297,883

Gas Utilities — 1.2%
Brookfield Infrastructure Corp., Class A	4,366	198,828
Chesapeake Utilities Corp.(b)	2,129	178,836
New Jersey Resources Corp.	12,931	422,197
Northwest Natural Holding Co.	4,047	225,782
ONE Gas, Inc.	7,015	540,506
RGC Resources, Inc.	1,035	25,016
South Jersey Industries, Inc.	12,456	311,275
Southwest Gas Holdings, Inc.	7,440	513,732
Spire, Inc.	6,741	442,951

		2,859,123

Health Care Equipment & Supplies — 3.6%
Accelerate Diagnostics, Inc.(a)(b)	4,149	62,899
Accuray, Inc.(a)	11,846	24,047
Alphatec Holdings, Inc.(a)(b)	6,065	28,506
AngioDynamics, Inc.(a)	4,838	49,202
Antares Pharma, Inc.(a)	21,843	60,068
Apyx Medical Corp.(a)	4,436	24,620
Aspira Women’s Health, Inc.(a)	6,350	24,384
AtriCure, Inc.(a)	5,251	236,032
Atrion Corp.	190	121,032
Avanos Medical, Inc.(a)(b)	6,435	189,125
AxoGen, Inc.(a)	4,938	45,627
Axonics Modulation Technologies, Inc.(a)	4,108	144,232

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Bellerophon Therapeutics, Inc.(a)	491	$6,162
Beyond Air, Inc.(a)	1,627	11,796
BioLife Solutions, Inc.(a)	886	14,486
BioSig Technologies, Inc.(a)	2,841	20,455
Cantel Medical Corp.(b)	5,126	226,723
Cardiovascular Systems, Inc.(a)	4,619	145,729
Cerus Corp.(a)	21,842	144,157
Chembio Diagnostics, Inc.(a)	2,402	7,807
Co-Diagnostics, Inc.(a)(b)	3,482	67,377
CONMED Corp.	3,678	264,779
CryoLife, Inc.(a)	4,885	93,645
CryoPort, Inc.(a)(b)	4,504	136,246
Cutera, Inc.(a)	2,287	27,833
CytoSorbents Corp.(a)(b)	4,537	44,916
Electromed, Inc.(a)	911	14,020
FONAR Corp.(a)	794	16,968
GenMark Diagnostics, Inc.(a)	9,119	134,141
Glaukos Corp.(a)(b)	5,722	219,839
Heska Corp.(a)	948	88,325
Inogen, Inc.(a)	2,478	88,019
Integer Holdings Corp.(a)	4,417	322,662
IntriCon Corp.(a)(b)	1,189	16,075
Invacare Corp.	4,375	27,869
iRadimed Corp.(a)	729	16,920
iRhythm Technologies, Inc.(a)(b)	3,649	422,883
Lantheus Holdings, Inc.(a)	7,134	102,017
LeMaitre Vascular, Inc.(b)	2,226	58,766
LivaNova plc(a)	6,596	317,466
Meridian Bioscience, Inc.(a)(b)	5,714	133,079
Merit Medical Systems, Inc.(a)(b)	7,313	333,838
Mesa Laboratories, Inc.	537	116,422
Milestone Scientific, Inc.(a)	4,912	9,578
Misonix, Inc.(a)	1,916	26,000
Natus Medical, Inc.(a)	4,511	98,430
Nemaura Medical, Inc.(a)	943	8,723
Neogen Corp.(a)	7,095	550,572
Nevro Corp.(a)	4,531	541,319
NuVasive, Inc.(a)	6,957	387,227
OraSure Technologies, Inc.(a)	8,320	96,762
Orthofix Medical, Inc.(a)(b)	2,521	80,672
OrthoPediatrics Corp.(a)	1,591	69,622
PAVmed, Inc.(a)	4,473	9,438
Pulse Biosciences, Inc.(a)	1,861	19,466
Quotient Ltd.(a)	8,083	59,814
Repro-Med Systems, Inc.(a)	3,224	28,952
Retractable Technologies, Inc.(a)	1,830	12,847
Rockwell Medical, Inc.(a)	9,266	18,069
RTI Surgical Holdings, Inc.(a)(b)	7,485	23,802
SeaSpine Holdings Corp.(a)	3,501	36,655
Shockwave Medical, Inc.(a)(b)	3,618	171,385
SI-BONE, Inc.(a)	3,402	54,228
Sientra, Inc.(a)(b)	6,453	24,973
Silk Road Medical, Inc.(a)	4,288	179,624
Soliton, Inc.(a)	773	6,014
STAAR Surgical Co.(a)	6,088	374,656
Stereotaxis, Inc.(a)	5,928	26,439
Surmodics, Inc.(a)	1,793	77,529
Tactile Systems Technology, Inc.(a)	2,456	101,752
Tela Bio, Inc.(a)	710	9,202
TransMedics Group, Inc.(a)	2,634	47,201
Utah Medical Products, Inc.(b)	456	40,411
Vapotherm, Inc.(a)	2,586	106,000
Varex Imaging Corp.(a)	5,069	76,795
Venus Concept, Inc.(a)	2,262	7,894
ViewRay, Inc.(a)(b)	15,213	34,077

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
VolitionRX Ltd.(a)	2,925	$11,378
Wright Medical Group NV(a)	17,335	515,196
Zynex, Inc.(a)	2,221	55,236

		8,649,132

Health Care Providers & Services — 2.3%
1Life Healthcare, Inc.(a)	2,867	104,129
AdaptHealth Corp.(a)	982	15,810
Addus HomeCare Corp.(a)	1,856	171,791
American Renal Associates Holdings, Inc.(a)(b)	1,987	12,955
AMN Healthcare Services, Inc.(a)(b)	6,288	284,469
Apollo Medical Holdings, Inc.(a)	1,338	22,077
Avalon GloboCare Corp.(a)	2,720	5,168
BioTelemetry, Inc.(a)(b)	4,513	203,943
Brookdale Senior Living, Inc.(a)	24,828	73,243
Catasys, Inc.(a)(b)	1,057	26,150
Community Health Systems, Inc.(a)	11,694	35,199
CorVel Corp.(a)	1,201	85,139
Covetrus, Inc.(a)	13,260	237,221
Cross Country Healthcare, Inc.(a)	4,593	28,293
Ensign Group, Inc. (The)(b)	6,916	289,435
Enzo Biochem, Inc.(a)(b)	6,578	14,735
Exagen, Inc.(a)	611	7,583
Five Star Senior Living, Inc.(a)	2,338	9,118
Fulgent Genetics, Inc.(a)	1,293	20,688
Hanger, Inc.(a)	4,879	80,796
HealthEquity, Inc.(a)	9,418	552,554
InfuSystem Holdings, Inc.(a)	1,823	21,037
Joint Corp. (The)(a)	1,756	26,814
LHC Group, Inc.(a)	4,086	712,272
Magellan Health, Inc.(a)	3,154	230,179
MEDNAX, Inc.(a)(b)	11,178	191,144
National HealthCare Corp.	1,683	106,770
National Research Corp.	1,752	101,984
Option Care Health, Inc.(a)	4,595	63,779
Owens & Minor, Inc.	8,439	64,305
Patterson Cos., Inc.(b)	11,527	253,594
Pennant Group, Inc. (The)(a)	3,526	79,688
PetIQ, Inc.(a)	2,779	96,820
Progyny, Inc.(a)(b)	3,507	90,516
Providence Service Corp. (The)(a)(b)	1,622	127,992
R1 RCM, Inc.(a)	14,318	159,646
RadNet, Inc.(a)	5,814	92,268
Select Medical Holdings Corp.(a)	14,643	215,691
Sharps Compliance Corp.(a)	1,721	12,099
Surgery Partners, Inc.(a)	3,102	35,890
Tenet Healthcare Corp.(a)	14,136	256,003
Tivity Health, Inc.(a)	5,974	67,685
Triple-S Management Corp., Class B(a)	3,082	58,620
US Physical Therapy, Inc.(b)	1,717	139,111
Viemed Healthcare, Inc.(a)	4,574	43,910

		5,528,313

Health Care Technology — 1.1%
Allscripts Healthcare Solutions, Inc.(a)	21,873	148,080
Computer Programs & Systems, Inc.	1,726	39,335
Evolent Health, Inc., Class A(a)	10,164	72,368
Health Catalyst, Inc.(a)	4,348	126,831
HealthStream, Inc.(a)	3,440	76,127
HMS Holdings Corp.(a)	11,881	384,826
iCAD, Inc.(a)	2,620	26,174
Inovalon Holdings, Inc., Class A(a)	9,897	190,616
Inspire Medical Systems, Inc.(a)	3,531	307,268
NantHealth, Inc.(a)(b)	3,558	16,296
NextGen Healthcare, Inc.(a)(b)	7,555	82,954
Omnicell, Inc.(a)(b)	5,730	404,653

Security	Shares	Value

Health Care Technology (continued)
OptimizeRx Corp.(a)	2,011	$26,203
Phreesia, Inc.(a)(b)	3,866	109,330
Schrodinger, Inc.(a)	1,881	172,243
Simulations Plus, Inc.	1,689	101,036
Tabula Rasa HealthCare, Inc.(a)(b)	2,751	150,562
Vocera Communications, Inc.(a)(b)	4,275	90,630

		2,525,532

Hotels, Restaurants & Leisure — 2.7%
Accel Entertainment, Inc.(a)	5,051	48,641
BBX Capital Corp.	8,715	22,136
Biglari Holdings, Inc., Class A(a)	8	2,680
Biglari Holdings, Inc., Class B(a)	133	9,174
BJ’s Restaurants, Inc.(b)	2,546	53,313
Bloomin’ Brands, Inc.	11,874	126,577
Bluegreen Vacations Corp.(b)	972	5,268
Boyd Gaming Corp.(b)	11,101	232,011
Brinker International, Inc.	5,960	143,040
Carrols Restaurant Group, Inc.(a)	4,613	22,327
Century Casinos, Inc.(a)	3,588	14,890
Cheesecake Factory, Inc. (The)	5,850	134,082
Churchill Downs, Inc.	5,118	681,462
Chuy’s Holdings, Inc.(a)	2,223	33,078
Cracker Barrel Old Country Store, Inc.	3,267	362,343
Dave & Buster’s Entertainment, Inc.	6,363	84,819
Del Taco Restaurants, Inc.(a)	3,868	22,937
Denny’s Corp.(a)	7,495	75,699
Dine Brands Global, Inc.	2,126	89,505
El Pollo Loco Holdings, Inc.(a)	2,603	38,420
Eldorado Resorts, Inc.(a)(b)	11,413	457,205
Everi Holdings, Inc.(a)	11,090	57,224
Fiesta Restaurant Group, Inc.(a)	2,626	16,754
GAN Ltd.(a)	1,029	26,188
Golden Entertainment, Inc.(a)	2,413	21,524
Hilton Grand Vacations, Inc.(a)	11,319	221,286
International Game Technology plc	13,624	121,254
Jack in the Box, Inc.	3,063	226,938
Kura Sushi USA, Inc., Class A(a)	452	6,455
Lindblad Expeditions Holdings, Inc.(a)	3,437	26,534
Marriott Vacations Worldwide Corp.(b)	5,468	449,524
Monarch Casino & Resort, Inc.(a)(b)	1,689	57,561
Nathan’s Famous, Inc.	366	20,584
Noodles & Co.(a)	4,265	25,803
Papa John’s International, Inc.(b)	4,341	344,719
Penn National Gaming, Inc.(a)	18,072	551,919
PlayAGS, Inc.(a)	3,591	12,138
RCI Hospitality Holdings, Inc.	1,258	17,436
Red Robin Gourmet Burgers, Inc.(a)	1,725	17,595
Red Rock Resorts, Inc., Class A	9,100	99,281
Ruth’s Hospitality Group, Inc.	3,835	31,294
Scientific Games Corp., Class A(a)	7,765	120,047
SeaWorld Entertainment, Inc.(a)(b)	6,854	101,508
Shake Shack, Inc., Class A(a)	4,726	250,383
Target Hospitality Corp.(a)	4,408	7,449
Texas Roadhouse, Inc.(b)	8,872	466,401
Twin River Worldwide Holdings, Inc.	2,473	55,123
Wingstop, Inc.(b)	3,969	551,572

		6,564,101

Household Durables — 2.1%
Beazer Homes USA, Inc.(a)	3,883	39,102
Casper Sleep, Inc.(a)(b)	1,273	11,419
Cavco Industries, Inc.(a)	1,161	223,899
Century Communities, Inc.(a)	3,907	119,789
Ethan Allen Interiors, Inc.	3,176	37,572
GoPro, Inc., Class A(a)	17,643	83,981

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables (continued)
Green Brick Partners, Inc.(a)	2,967	$35,159
Hamilton Beach Brands Holding Co., Class A	1,018	12,114
Helen of Troy Ltd.(a)(b)	3,409	642,801
Hooker Furniture Corp.	1,663	32,345
Installed Building Products, Inc.(a)(b)	3,112	214,043
iRobot Corp.(a)	3,741	313,870
KB Home	11,896	364,969
La-Z-Boy, Inc.	6,137	166,067
Legacy Housing Corp.(a)(b)	963	13,694
LGI Homes, Inc.(a)	2,984	262,682
Lifetime Brands, Inc.	1,738	11,679
Lovesac Co. (The)(a)	1,244	32,630
M/I Homes, Inc.(a)	3,748	129,081
MDC Holdings, Inc.	6,920	247,044
Meritage Homes Corp.(a)	4,973	378,545
Purple Innovation, Inc.(a)	1,982	35,676
Skyline Champion Corp.(a)	7,256	176,611
Sonos, Inc.(a)(b)	10,834	158,501
Taylor Morrison Home Corp., Class A(a)(b)	17,180	331,402
TopBuild Corp.(a)	4,485	510,259
TRI Pointe Group, Inc.(a)	17,772	261,071
Tupperware Brands Corp.	7,160	34,010
Turtle Beach Corp.(a)	1,864	27,438
Universal Electronics, Inc.(a)	1,789	83,761
VOXX International Corp.(a)	2,582	14,924

		5,006,138

Household Products — 0.3%
Central Garden & Pet Co.(a)	1,288	46,355
Central Garden & Pet Co., Class A(a)(b)	5,375	181,621
Oil-Dri Corp. of America(b)	656	22,763
WD-40 Co.(b)	1,836	364,079

		614,818

Independent Power and Renewable Electricity Producers — 0.4%
Atlantic Power Corp.(a)	12,184	24,368
Clearway Energy, Inc.(b)	4,626	97,007
Clearway Energy, Inc., Class C	10,832	249,786
Ormat Technologies, Inc.(b)	5,378	341,450
Sunnova Energy International, Inc.(a)(b)	4,345	74,169
TerraForm Power, Inc., Class A	11,780	217,223

		1,004,003

Industrial Conglomerates — 0.0%
Raven Industries, Inc.	4,888	105,141

Insurance — 2.3%
Ambac Financial Group, Inc.(a)	6,015	86,135
American Equity Investment Life Holding Co.	11,761	290,614
AMERISAFE, Inc.	2,537	155,163
Argo Group International Holdings Ltd.	4,489	156,352
Benefytt Technologies, Inc., Class A(a)	1,333	27,273
BRP Group, Inc., Class A(a)	2,719	46,957
Citizens, Inc.(a)	6,570	39,354
CNO Financial Group, Inc.(b)	19,700	306,729
Crawford & Co., Class A	2,073	16,356
Donegal Group, Inc., Class A	1,325	18,841
eHealth, Inc.(a)(b)	3,430	336,963
Employers Holdings, Inc.(b)	4,051	122,138
Enstar Group Ltd.(a)	1,638	250,237
FBL Financial Group, Inc., Class A	1,381	49,564
FedNat Holding Co.	1,616	17,889
Fidelity National Financial, Inc.	1	32
Genworth Financial, Inc., Class A(a)	68,201	157,544
Global Indemnity Ltd.	1,088	26,047
Goosehead Insurance, Inc., Class A(a)(b)	1,729	129,952
Greenlight Capital Re Ltd., Class A(a)(b)	3,963	25,839

Security	Shares	Value

Insurance (continued)
HCI Group, Inc.(b)	784	$36,205
Heritage Insurance Holdings, Inc.	3,616	47,333
Horace Mann Educators Corp.	5,465	200,729
Independence Holding Co.	675	20,648
Investors Title Co.	172	20,867
James River Group Holdings Ltd.(b)	4,027	181,215
Kinsale Capital Group, Inc.(b)	2,792	433,346
MBIA, Inc.(a)	9,574	69,412
National General Holdings Corp.(b)	9,290	200,757
National Western Life Group, Inc., Class A(b)	345	70,101
NI Holdings, Inc.(a)	1,375	20,309
Palomar Holdings, Inc.(a)	2,456	210,627
ProAssurance Corp.	7,051	102,028
ProSight Global, Inc.(a)	1,224	10,894
Protective Insurance Corp., Class B	1,163	17,526
RLI Corp.	5,337	438,168
Safety Insurance Group, Inc.	1,980	150,995
Selective Insurance Group, Inc.	7,983	421,023
State Auto Financial Corp.	2,372	42,340
Stewart Information Services Corp.	3,161	102,764
Third Point Reinsurance Ltd.(a)	10,623	79,779
Tiptree, Inc.	3,208	20,692
Trupanion, Inc.(a)(b)	4,017	171,486
United Fire Group, Inc.	2,867	79,445
United Insurance Holdings Corp.	2,729	21,341
Universal Insurance Holdings, Inc.	3,968	70,432
Vericity, Inc.	223	2,370
Watford Holdings Ltd.(a)	2,332	38,921

		5,541,732

Interactive Media & Services — 0.4%(a)
Cargurus, Inc.	11,640	295,074
Cars.com, Inc.	8,957	51,592
DHI Group, Inc.	6,873	14,433
Eventbrite, Inc., Class A	8,607	73,762
EverQuote, Inc., Class A	1,901	110,562
Liberty TripAdvisor Holdings, Inc., Class A	9,645	20,544
Meet Group, Inc. (The)(b)	9,223	57,552
QuinStreet, Inc.	6,437	67,331
TrueCar, Inc.	14,047	36,241
Yelp, Inc.	9,529	220,406

		947,497

Internet & Direct Marketing Retail — 0.6%
1-800-Flowers.com, Inc., Class A(a)	3,415	68,368
Duluth Holdings, Inc., Class B(a)	1,789	13,185
Groupon, Inc.(a)	3,062	55,483
Lands’ End, Inc.(a)(b)	1,796	14,440
Liquidity Services, Inc.(a)	3,724	22,195
Overstock.com, Inc.(a)	5,472	155,569
PetMed Express, Inc.(b)	2,650	94,446
Quotient Technology, Inc.(a)(b)	11,693	85,593
RealReal, Inc. (The)(a)	8,463	108,242
Rubicon Project, Inc. (The)(a)	13,965	93,146
Shutterstock, Inc.(b)	2,599	90,887
Stamps.com, Inc.(a)	2,227	409,078
Stitch Fix, Inc., Class A(a)	7,620	190,043
US Auto Parts Network, Inc.(a)	2,960	25,634
Waitr Holdings, Inc.(a)	9,891	26,013

		1,452,322

IT Services — 2.0%
Brightcove, Inc.(a)	5,103	40,212
Cardtronics plc, Class A(a)	4,895	117,382
Cass Information Systems, Inc.	1,904	74,313
Conduent, Inc.(a)	23,405	55,938

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
CSG Systems International, Inc.	4,380	$181,288
Endurance International Group Holdings, Inc.(a)	9,321	37,564
EVERTEC, Inc.	8,019	225,334
Evo Payments, Inc., Class A(a)	5,521	126,044
ExlService Holdings, Inc.(a)	4,518	286,441
GreenSky, Inc., Class A(a)	8,321	40,773
Grid Dynamics Holdings, Inc.(a)	2,741	18,913
GTT Communications, Inc.(a)	4,219	34,427
Hackett Group, Inc. (The)(b)	3,361	45,508
I3 Verticals, Inc., Class A(a)	1,969	59,562
Information Services Group, Inc.(a)	5,071	10,497
International Money Express, Inc.(a)	1,901	23,686
KBR, Inc.	19,404	437,560
Limelight Networks, Inc.(a)	15,715	115,662
LiveRamp Holdings, Inc.(a)	8,884	377,304
ManTech International Corp., Class A	3,642	249,441
MAXIMUS, Inc.(b)	8,248	581,072
MoneyGram International, Inc.(a)	8,436	27,080
NIC, Inc.	8,843	203,035
Paysign, Inc.(a)	4,001	38,850
Perficient, Inc.(a)	4,385	156,895
Perspecta, Inc.	18,741	435,353
PFSweb, Inc.(a)	1,827	12,204
Priority Technology Holdings, Inc.(a)	801	2,075
Repay Holdings Corp.(a)	4,856	119,603
ServiceSource International, Inc.(a)	10,912	17,241
StarTek, Inc.(a)(b)	2,147	10,907
Sykes Enterprises, Inc.(a)	5,219	144,358
TTEC Holdings, Inc.(b)	2,439	113,560
Tucows, Inc., Class A(a)(b)	1,263	72,395
Unisys Corp.(a)	8,319	90,760
Verra Mobility Corp.(a)	18,042	185,472
Virtusa Corp.(a)	3,873	125,756

		4,894,465

Leisure Products — 0.7%
Acushnet Holdings Corp.(b)	4,608	160,312
Callaway Golf Co.(b)	12,705	222,464
Clarus Corp.(b)	2,882	33,373
Escalade, Inc.(b)	1,657	23,132
Johnson Outdoors, Inc., Class A	710	64,624
Malibu Boats, Inc., Class A(a)	2,766	143,694
Marine Products Corp.(b)	1,102	15,263
MasterCraft Boat Holdings, Inc.(a)	2,572	48,997
Nautilus, Inc.(a)	3,988	36,969
Smith & Wesson Brands, Inc.(a)(b)	7,371	158,624
Sturm Ruger & Co., Inc.(b)	2,274	172,824
Vista Outdoor, Inc.(a)(b)	7,867	113,678
YETI Holdings, Inc.(a)	10,012	427,813

		1,621,767

Life Sciences Tools & Services — 0.6%
Champions Oncology, Inc.(a)	870	8,317
ChromaDex Corp.(a)(b)	5,926	27,200
Codexis, Inc.(a)	7,145	81,453
Fluidigm Corp.(a)	9,326	37,397
Harvard Bioscience, Inc.(a)	4,783	14,827
Luminex Corp.(b)	5,718	186,007
Medpace Holdings, Inc.(a)	3,684	342,686
NanoString Technologies, Inc.(a)(b)	5,101	149,715
NeoGenomics, Inc.(a)	13,941	431,892
Pacific Biosciences of California, Inc.(a)(b)	19,900	68,655
Personalis, Inc.(a)	2,667	34,591
Quanterix Corp.(a)	2,551	69,872

		1,452,612

Security	Shares	Value

Machinery — 3.6%
Alamo Group, Inc.	1,331	$136,614
Albany International Corp., Class A(b)	4,191	246,054
Altra Industrial Motion Corp.(b)	8,771	279,444
Astec Industries, Inc.	3,052	141,338
Barnes Group, Inc	6,440	254,766
Blue Bird Corp.(a)	2,100	31,479
Chart Industries, Inc.(a)(b)	4,897	237,456
CIRCOR International, Inc.(a)	2,748	70,019
Columbus McKinnon Corp.	3,254	108,846
Douglas Dynamics, Inc.(b)	3,089	108,486
Eastern Co. (The)	730	13,045
Energy Recovery, Inc.(a)	5,077	38,560
Enerpac Tool Group Corp.	7,451	131,138
EnPro Industries, Inc.	2,845	140,230
ESCO Technologies, Inc.	3,438	290,614
Evoqua Water Technologies Corp.(a)	11,566	215,128
ExOne Co. (The)(a)	1,467	12,543
Federal Signal Corp.	8,051	239,356
Franklin Electric Co., Inc.	6,223	326,832
Gencor Industries, Inc.(a)	1,255	15,863
Gorman-Rupp Co. (The)(b)	2,343	72,820
Graham Corp.	1,423	18,129
Greenbrier Cos., Inc. (The)(b)	4,484	102,011
Helios Technologies, Inc.(b)	3,962	147,584
Hillenbrand, Inc.	10,148	274,706
Hurco Cos., Inc.(b)	896	25,061
Hyster-Yale Materials Handling, Inc.(b)	1,377	53,235
John Bean Technologies Corp.	4,242	364,897
Kadant, Inc.	1,551	154,573
Kennametal, Inc.(b)	11,385	326,863
L B Foster Co., Class A(a)	1,509	19,270
Lindsay Corp.	1,452	133,889
Luxfer Holdings plc(b)	3,830	54,194
Lydall, Inc.(a)	2,247	30,469
Manitowoc Co., Inc. (The)(a)	4,691	51,038
Mayville Engineering Co., Inc.(a)	877	6,928
Meritor, Inc.(a)	9,343	184,991
Miller Industries, Inc.	1,464	43,583
Mueller Industries, Inc.	7,593	201,822
Mueller Water Products, Inc., Class A(b)	21,302	200,878
Navistar International Corp.(a)	6,763	190,717
NN, Inc.(b)	6,196	29,369
Omega Flex, Inc.(b)	393	41,579
Park-Ohio Holdings Corp.	1,303	21,617
Proto Labs, Inc.(a)(b)	3,612	406,242
RBC Bearings, Inc.(a)	3,336	447,157
REV Group, Inc.	3,966	24,193
Rexnord Corp.	14,339	417,982
Shyft Group, Inc. (The)	4,530	76,285
SPX Corp.(a)	5,831	239,946
SPX FLOW, Inc.(a)	5,781	216,441
Standex International Corp.	1,729	99,504
Tennant Co.	2,478	161,095
Terex Corp.	9,409	176,607
TriMas Corp.(a)	5,908	141,497
Wabash National Corp.(b)	7,362	78,184
Watts Water Technologies, Inc., Class A	3,712	300,672
Welbilt, Inc.(a)	17,886	108,926

		8,682,765

Marine — 0.1%
Costamare, Inc.(b)	7,116	39,565
Eagle Bulk Shipping, Inc.(a)(b)	6,596	14,445
Genco Shipping & Trading Ltd.	2,370	14,884
Matson, Inc.	5,787	168,402
Pangaea Logistics Solutions Ltd.	967	2,427

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Marine (continued)
Safe Bulkers, Inc.(a)	7,634	$9,313
Scorpio Bulkers, Inc.	772	11,812

		260,848

Media — 0.8%
AMC Networks, Inc., Class A(a)	5,218	122,049
Boston Omaha Corp., Class A(a)	1,497	23,952
Cardlytics, Inc.(a)(b)	3,502	245,070
Central European Media Enterprises Ltd., Class A(a)	11,908	42,154
comScore, Inc.(a)	8,078	25,042
Daily Journal Corp.(a)	153	41,310
Emerald Holding, Inc.	4,059	12,502
Entercom Communications Corp., Class A	17,245	23,798
Entravision Communications Corp., Class A	8,032	11,486
EW Scripps Co. (The), Class A(b)	7,672	67,130
Fluent, Inc.(a)	6,226	11,082
Gannett Co., Inc.(b)	15,730	21,708
Gray Television, Inc.(a)	12,117	169,032
Hemisphere Media Group, Inc.(a)	2,141	21,046
iHeartMedia, Inc., Class A(a)	3,972	33,166
Loral Space & Communications, Inc.	1,829	35,702
Meredith Corp.(b)	5,482	79,763
MSG Networks, Inc., Class A(a)	5,491	54,636
National CineMedia, Inc.	9,365	27,814
Saga Communications, Inc., Class A	482	12,339
Scholastic Corp.	4,013	120,149
Sinclair Broadcast Group, Inc., Class A(b)	7,155	132,081
TechTarget, Inc.(a)	3,072	92,252
TEGNA, Inc.	29,636	330,145
Tribune Publishing Co.	2,401	23,986
WideOpenWest, Inc.(a)	7,019	36,990

		1,816,384

Metals & Mining — 1.4%
Alcoa Corp.(a)	25,313	284,518
Allegheny Technologies, Inc.(a)	17,204	175,309
Arconic Corp.(a)	13,448	187,331
Caledonia Mining Corp. plc	1,367	23,676
Carpenter Technology Corp.	6,483	157,407
Century Aluminum Co.(a)	6,962	49,639
Cleveland-Cliffs, Inc.(b)	53,979	297,964
Coeur Mining, Inc.(a)(b)	32,517	165,186
Commercial Metals Co.	16,117	328,787
Compass Minerals International, Inc.	4,618	225,128
Gold Resource Corp.	8,439	34,684
Haynes International, Inc.	1,648	38,497
Hecla Mining Co.(b)	70,210	229,587
Kaiser Aluminum Corp.	2,128	156,663
Materion Corp.	2,742	168,606
Novagold Resources, Inc.(a)	31,920	293,026
Olympic Steel, Inc.	1,268	14,899
Ryerson Holding Corp.(a)	2,354	13,253
Schnitzer Steel Industries, Inc., Class A(b)	3,615	63,769
SunCoke Energy, Inc.	10,873	32,184
TimkenSteel Corp.(a)	5,979	23,258
United States Steel Corp.	29,730	214,651
Warrior Met Coal, Inc.	6,931	106,668
Worthington Industries, Inc.	5,148	192,020

		3,476,710

Mortgage Real Estate Investment Trusts (REITs) — 1.4%
Anworth Mortgage Asset Corp.(b)	14,265	24,250
Apollo Commercial Real Estate Finance, Inc.	20,943	205,451
Arbor Realty Trust, Inc.	14,003	129,388
Ares Commercial Real Estate Corp.	4,365	39,809

Security	Shares	Value

Mortgage Real Estate Investment Trusts (REITs) (continued)
Arlington Asset Investment Corp., Class A	5,849	$17,372
ARMOUR Residential REIT, Inc.	8,636	81,092
Blackstone Mortgage Trust, Inc., Class A(b)	18,485	445,304
Broadmark Realty Capital, Inc.	17,224	163,111
Capstead Mortgage Corp.	12,646	69,427
Cherry Hill Mortgage Investment Corp.	2,234	20,151
Chimera Investment Corp.	26,006	249,918
Colony Credit Real Estate, Inc.	11,363	79,768
Dynex Capital, Inc.(b)	2,862	40,927
Ellington Financial, Inc.	5,586	65,803
Ellington Residential Mortgage REIT	1,164	11,989
Granite Point Mortgage Trust, Inc.(b)	7,463	53,584
Great Ajax Corp.	2,702	24,858
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	9,513	270,740
Invesco Mortgage Capital, Inc.(b)	21,177	79,202
KKR Real Estate Finance Trust, Inc.(b)	3,798	62,971
Ladder Capital Corp.	14,291	115,757
MFA Financial, Inc.(b)	61,660	153,533
New York Mortgage Trust, Inc.(b)	51,553	134,553
Orchid Island Capital, Inc.(b)	9,097	42,847
PennyMac Mortgage Investment Trust(b)	13,367	234,323
Ready Capital Corp.(b)	5,184	45,049
Redwood Trust, Inc.(b)	15,626	109,382
TPG RE Finance Trust, Inc.	8,154	70,124
Two Harbors Investment Corp.(b)	37,117	187,070
Western Asset Mortgage Capital Corp.(b)	7,668	21,010

		3,248,763

Multiline Retail — 0.1%
Big Lots, Inc.	5,360	225,120
Dillard’s, Inc., Class A(b)	1,135	29,272
Macy’s, Inc.	12,638	86,949

		341,341

Multi-Utilities — 0.5%
Avista Corp.	9,083	330,530
Black Hills Corp.	8,509	482,120
NorthWestern Corp.	6,909	376,679
Unitil Corp.	1,933	86,637

		1,275,966

Oil, Gas & Consumable Fuels — 1.5%
Adams Resources & Energy, Inc.	243	6,505
Antero Resources Corp.(a)(b)	32,591	82,781
Arch Resources, Inc.(a)	2,007	57,019
Ardmore Shipping Corp.	4,444	19,287
Berry Corp.	9,503	45,900
Bonanza Creek Energy, Inc.(a)	2,503	37,094
Brigham Minerals, Inc., Class A	4,074	50,314
California Resources Corp.(a)(b)	6,549	7,990
Clean Energy Fuels Corp.(a)(b)	18,219	40,446
CNX Resources Corp.(a)	25,077	216,916
Comstock Resources, Inc.(a)	2,578	11,292
CONSOL Energy, Inc.(a)	3,650	18,506
Contango Oil & Gas Co.(a)	11,723	26,846
CVR Energy, Inc.(b)	4,318	86,835
Delek US Holdings, Inc.(b)	8,580	149,378
DHT Holdings, Inc.(b)	14,560	74,693
Diamond S Shipping, Inc.(a)	3,463	27,669
Dorian LPG Ltd.(a)	4,501	34,838
Earthstone Energy, Inc., Class A(a)	2,843	8,074
Energy Fuels, Inc.(a)	15,380	23,224
Evolution Petroleum Corp.	4,274	11,967
Falcon Minerals Corp.	5,944	19,021
Frontline Ltd.	15,809	110,347

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Golar LNG Ltd.(a)(b)	12,303	$89,074
Goodrich Petroleum Corp.(a)	1,356	9,763
Green Plains, Inc.(a)	4,822	49,257
Gulfport Energy Corp.(a)(b)	21,910	23,882
International Seaways, Inc.(b)	3,260	53,268
Kosmos Energy Ltd.	54,795	90,960
Magnolia Oil & Gas Corp., Class A(a)	16,852	102,123
Matador Resources Co.(a)	15,018	127,653
Montage Resources Corp.(a)(b)	2,916	11,518
NACCO Industries, Inc., Class A	496	11,557
NextDecade Corp.(a)(b)	2,703	5,839
Nordic American Tankers Ltd.	18,951	76,941
Overseas Shipholding Group, Inc., Class A(a)	9,123	16,969
Ovintiv, Inc.	35,455	338,595
Par Pacific Holdings, Inc.(a)	5,308	47,719
PBF Energy, Inc., Class A	13,181	134,973
PDC Energy, Inc.(a)	13,487	167,778
Peabody Energy Corp.	9,289	26,752
Penn Virginia Corp.(a)(b)	1,845	17,583
PrimeEnergy Resources Corp.(a)	68	4,834
Range Resources Corp.	28,748	161,851
Renewable Energy Group, Inc.(a)	5,148	127,567
REX American Resources Corp.(a)	756	52,444
Scorpio Tankers, Inc.	6,814	87,287
SFL Corp. Ltd.(b)	12,515	116,264
SM Energy Co.	15,199	56,996
Southwestern Energy Co.(a)	73,294	187,633
Talos Energy, Inc.(a)	1,656	15,235
Tellurian, Inc.(a)(b)	20,145	23,167
Uranium Energy Corp.(a)(b)	24,505	21,508
W&T Offshore, Inc.(a)(b)	12,348	28,153
Whiting Petroleum Corp.(a)(b)	12,356	13,962
World Fuel Services Corp.(b)	8,467	218,110

		3,684,157

Paper & Forest Products — 0.5%
Boise Cascade Co.	5,296	199,182
Clearwater Paper Corp.(a)(b)	2,145	77,499
Domtar Corp.	7,544	159,254
Louisiana-Pacific Corp.	15,278	391,881
Neenah, Inc.	2,280	112,769
PH Glatfelter Co.(b)	5,929	95,160
Schweitzer-Mauduit International, Inc.	4,231	141,358
Verso Corp., Class A(b)	4,782	57,193

		1,234,296

Personal Products — 0.4%
BellRing Brands, Inc., Class A(a)	5,294	105,562
Edgewell Personal Care Co.(a)	7,335	228,559
elf Beauty, Inc.(a)	3,695	70,464
Inter Parfums, Inc.	2,460	118,449
Lifevantage Corp.(a)	1,846	24,958
Medifast, Inc.(b)	1,535	213,012
Nature’s Sunshine Products, Inc.(a)	1,254	11,299
Revlon, Inc., Class A(a)	1,015	10,048
USANA Health Sciences, Inc.(a)	1,574	115,579
Veru, Inc.(a)	6,201	20,711

		918,641

Pharmaceuticals — 2.1%
AcelRx Pharmaceuticals, Inc.(a)	10,527	12,738
Aerie Pharmaceuticals, Inc.(a)	5,017	74,051
Agile Therapeutics, Inc.(a)(b)	8,972	24,942
AMAG Pharmaceuticals, Inc.(a)(b)	4,252	32,528
Amneal Pharmaceuticals, Inc.(a)(b)	13,652	64,984
Amphastar Pharmaceuticals, Inc.(a)	4,678	105,068

Security	Shares	Value

Pharmaceuticals (continued)
ANI Pharmaceuticals, Inc.(a)	1,233	$39,875
Aquestive Therapeutics, Inc.(a)	2,541	12,349
Arvinas, Inc.(a)(b)	3,926	131,678
Avenue Therapeutics, Inc.(a)	806	8,681
Axsome Therapeutics, Inc.(a)	3,741	307,809
Aytu BioScience, Inc.(a)	3,026	4,297
BioDelivery Sciences International, Inc.(a)	11,503	50,153
Cara Therapeutics, Inc.(a)(b)	5,596	95,692
Cassava Sciences, Inc.(a)	3,124	9,622
Cerecor, Inc.(a)	4,088	10,629
Chiasma, Inc.(a)	5,015	26,981
Collegium Pharmaceutical, Inc.(a)(b)	4,589	80,308
Corcept Therapeutics, Inc.(a)(b)	12,906	217,079
CorMedix, Inc.(a)	3,633	22,888
Cymabay Therapeutics, Inc.(a)	9,305	32,474
Durect Corp.(a)	26,082	60,510
Eloxx Pharmaceuticals, Inc.(a)	3,641	11,032
Endo International plc(a)	30,525	104,701
Eton Pharmaceuticals, Inc.(a)	1,911	10,415
Evofem Biosciences, Inc.(a)	6,107	17,283
Evolus, Inc.(a)(b)	2,879	15,259
Fulcrum Therapeutics, Inc.(a)	1,735	31,733
Harrow Health, Inc.(a)	2,973	15,489
IMARA, Inc.(a)	667	18,429
Innoviva, Inc.(a)	8,462	118,299
Intersect ENT, Inc.(a)	4,435	60,050
Intra-Cellular Therapies, Inc.(a)	7,430	190,728
Kala Pharmaceuticals, Inc.(a)	5,270	55,388
Kaleido Biosciences, Inc.(a)	1,552	11,531
Lannett Co., Inc.(a)(b)	4,271	31,007
Liquidia Technologies, Inc.(a)	2,719	22,894
Lyra Therapeutics, Inc.(a)	594	6,736
Mallinckrodt plc(a)	11,555	30,967
Marinus Pharmaceuticals, Inc.(a)	11,573	29,395
Menlo Therapeutics, Inc.(a)	14,781	25,571
MyoKardia, Inc.(a)	6,704	647,740
NGM Biopharmaceuticals, Inc.(a)	3,250	64,155
Ocular Therapeutix, Inc.(a)	6,951	57,902
Odonate Therapeutics, Inc.(a)	1,770	74,942
Omeros Corp.(a)(b)	7,053	103,820
Optinose, Inc.(a)	4,175	31,062
Osmotica Pharmaceuticals plc(a)	1,621	10,909
Pacira BioSciences, Inc.(a)	5,575	292,520
Paratek Pharmaceuticals, Inc.(a)	5,304	27,687
Phathom Pharmaceuticals, Inc.(a)	1,432	47,127
Phibro Animal Health Corp., Class A	2,748	72,190
Prestige Consumer Healthcare, Inc.(a)	6,731	252,816
Provention Bio, Inc.(a)	5,713	80,610
Recro Pharma, Inc.(a)	2,701	12,290
Relmada Therapeutics, Inc.(a)	1,894	84,757
Revance Therapeutics, Inc.(a)	7,659	187,033
Satsuma Pharmaceuticals, Inc.(a)	1,227	35,289
scPharmaceuticals, Inc.(a)	616	4,534
SIGA Technologies, Inc.(a)	7,071	41,790
Strongbridge Biopharma plc(a)(b)	4,835	18,276
Supernus Pharmaceuticals, Inc.(a)	6,595	156,631
TherapeuticsMD, Inc.(a)(b)	31,896	39,870
Theravance Biopharma, Inc.(a)	6,200	130,138
Tricida, Inc.(a)	3,799	104,397
Verrica Pharmaceuticals, Inc.(a)	1,714	18,871
WaVe Life Sciences Ltd.(a)(b)	2,833	29,492
Xeris Pharmaceuticals, Inc.(a)	5,231	13,914
Zogenix, Inc.(a)	7,517	203,034

		5,076,039

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services — 1.3%
Acacia Research Corp.(a)	5,266	$21,538
Akerna Corp.(a)	1,218	10,718
ASGN, Inc.(a)	6,868	457,958
Barrett Business Services, Inc.	1,047	55,627
BG Staffing, Inc.	1,420	16,074
CBIZ, Inc.(a)	6,852	164,243
CRA International, Inc.	1,043	41,199
Exponent, Inc.	6,912	559,388
Forrester Research, Inc.(a)(b)	1,475	47,259
Franklin Covey Co.(a)	1,676	35,866
GP Strategies Corp.(a)	1,846	15,839
Heidrick & Struggles International, Inc.	2,596	56,126
Huron Consulting Group, Inc.(a)	3,039	134,476
ICF International, Inc.	2,453	159,028
Insperity, Inc.	4,914	318,083
Kelly Services, Inc., Class A	4,629	73,208
Kforce, Inc.	2,692	78,741
Korn Ferry(b)	7,448	228,877
Mastech Digital, Inc.(a)	525	13,613
Mistras Group, Inc.(a)	2,325	9,184
Red Violet, Inc.(a)	813	14,341
Resources Connection, Inc.	4,164	49,843
TriNet Group, Inc.(a)(b)	5,592	340,777
TrueBlue, Inc.(a)	4,860	74,212
Upwork, Inc.(a)	12,496	180,442
Willdan Group, Inc.(a)	1,339	33,488

		3,190,148

Real Estate Management & Development — 0.7%
Altisource Portfolio Solutions SA(a)	708	10,436
American Realty Investors, Inc.(a)	393	3,533
CTO Realty Growth, Inc.	677	26,741
Cushman & Wakefield plc(a)(b)	15,028	187,249
eXp World Holdings, Inc.(a)(b)	3,180	54,219
Forestar Group, Inc.(a)	2,201	33,191
FRP Holdings, Inc.(a)	908	36,847
Griffin Industrial Realty, Inc.	293	15,872
Kennedy-Wilson Holdings, Inc.	16,742	254,813
Marcus & Millichap, Inc.(a)	3,098	89,408
Maui Land & Pineapple Co., Inc.(a)	1,072	11,899
Newmark Group, Inc., Class A	19,888	96,656
Rafael Holdings, Inc., Class B(a)(b)	1,408	20,233
RE/MAX Holdings, Inc., Class A	2,444	76,815
Realogy Holdings Corp.(b)	15,743	116,656
Redfin Corp.(a)(b)	12,955	542,944
RMR Group, Inc. (The), Class A(b)	2,143	63,154
St. Joe Co. (The)(a)	4,319	83,875
Stratus Properties, Inc.(a)	832	16,482
Tejon Ranch Co.(a)	2,793	40,219
Transcontinental Realty Investors, Inc.(a)	162	4,863

		1,786,105

Road & Rail — 0.6%
ArcBest Corp.	3,409	90,373
Avis Budget Group, Inc.(a)	7,194	164,671
Covenant Transportation Group, Inc., Class A(a)(b)	1,821	26,277
Daseke, Inc.(a)	6,707	26,358
Heartland Express, Inc.	6,002	124,962
Hertz Global Holdings, Inc.(a)(b)	11,780	16,610
Marten Transport Ltd.(b)	5,289	133,071
PAM Transportation Services, Inc.(a)	250	7,687
Saia, Inc.(a)	3,542	393,799
Universal Logistics Holdings, Inc.	1,108	19,257
US Xpress Enterprises, Inc., Class A(a)(b)	2,996	17,976

Security	Shares	Value

Road & Rail (continued)
Werner Enterprises, Inc.	8,188	$356,424

		1,377,465

Semiconductors & Semiconductor Equipment — 2.8%
Advanced Energy Industries, Inc.(a)	5,117	346,881
Alpha & Omega Semiconductor Ltd.(a)(b)	2,706	29,441
Ambarella, Inc.(a)	4,458	204,176
Amkor Technology, Inc.(a)	13,606	167,490
Atomera, Inc.(a)	1,931	17,379
Axcelis Technologies, Inc.(a)	4,410	122,819
AXT, Inc.(a)	5,162	24,571
Brooks Automation, Inc.	9,823	434,570
Cabot Microelectronics Corp.(b)	3,911	545,741
CEVA, Inc.(a)	2,930	109,641
Cohu, Inc.	5,557	96,358
CyberOptics Corp.(a)	942	30,342
Diodes, Inc.(a)(b)	5,724	290,207
DSP Group, Inc.(a)	2,886	45,830
FormFactor, Inc.(a)	10,326	302,862
GSI Technology, Inc.(a)	2,022	14,518
Ichor Holdings Ltd.(a)	2,949	78,384
Impinj, Inc.(a)(b)	2,324	63,840
Lattice Semiconductor Corp.(a)	18,103	513,944
MACOM Technology Solutions Holdings, Inc.(a)	6,333	217,539
MaxLinear, Inc.(a)	9,071	194,664
NeoPhotonics Corp.(a)	6,505	57,764
NVE Corp.	672	41,550
Onto Innovation, Inc.(a)	6,358	216,426
PDF Solutions, Inc.(a)	3,884	75,971
Photronics, Inc.(a)	8,314	92,535
Pixelworks, Inc.(a)	4,865	15,714
Power Integrations, Inc.	3,957	467,440
Rambus, Inc.(a)	15,124	229,885
Semtech Corp.(a)	8,726	455,672
Silicon Laboratories, Inc.(a)	5,825	584,073
SiTime Corp.(a)	691	32,760
SMART Global Holdings, Inc.(a)	1,895	51,506
SunPower Corp.(a)	10,338	79,189
Synaptics, Inc.(a)	4,602	276,672
Ultra Clean Holdings, Inc.(a)	5,335	120,731
Veeco Instruments, Inc.(a)	6,603	89,074

		6,738,159

Software — 5.5%
8x8, Inc.(a)	13,673	218,768
A10 Networks, Inc.(a)	8,303	56,543
ACI Worldwide, Inc.(a)	15,361	414,593
Agilysys, Inc.(a)	2,539	45,550
Alarm.com Holdings, Inc.(a)	6,112	396,119
Altair Engineering, Inc., Class A(a)	5,633	223,912
American Software, Inc., Class A	4,029	63,497
Appfolio, Inc., Class A(a)	2,152	350,152
Appian Corp.(a)	4,448	227,960
Asure Software, Inc.(a)	1,314	8,449
Avaya Holdings Corp.(a)(b)	12,503	154,537
Benefitfocus, Inc.(a)	4,013	43,180
Blackbaud, Inc.(b)	6,707	382,836
Blackline, Inc.(a)(b)	6,765	560,886
Bottomline Technologies DE, Inc.(a)	5,861	297,563
Box, Inc., Class A(a)	19,915	413,435
Cerence, Inc.(a)	4,966	202,811
ChannelAdvisor Corp.(a)	3,719	58,909
Cloudera, Inc.(a)	27,767	353,196
CommVault Systems, Inc.(a)	5,651	218,694
Cornerstone OnDemand, Inc.(a)	8,196	316,038
Digimarc Corp.(a)(b)	1,659	26,527

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Digital Turbine, Inc.(a)	11,124	$139,829
Domo, Inc., Class B(a)	3,457	111,212
Ebix, Inc.(b)	3,652	81,659
eGain Corp.(a)	2,825	31,386
Envestnet, Inc.(a)(b)	7,158	526,399
ForeScout Technologies, Inc.(a)	6,468	137,122
GlobalSCAPE, Inc.	1,813	17,677
GTY Technology Holdings, Inc.(a)	5,830	24,282
Intelligent Systems Corp.(a)(b)	978	33,330
j2 Global, Inc.(a)(b)	6,241	394,494
LivePerson, Inc.(a)	8,230	340,969
Majesco(a)	1,107	8,701
MicroStrategy, Inc., Class A(a)	1,063	125,742
Mimecast Ltd.(a)	7,576	315,616
Mitek Systems, Inc.(a)	4,222	40,573
MobileIron, Inc.(a)	12,914	63,666
Model N, Inc.(a)	4,595	159,722
OneSpan, Inc.(a)	4,500	125,685
Park City Group, Inc.(a)	1,277	5,402
Ping Identity Holding Corp.(a)	2,169	69,603
Progress Software Corp.	6,016	233,120
PROS Holdings, Inc.(a)(b)	5,331	236,856
Q2 Holdings, Inc.(a)(b)	6,659	571,276
QAD, Inc., Class A	1,558	64,314
Qualys, Inc.(a)(b)	4,577	476,100
Rapid7, Inc.(a)(b)	6,794	346,630
Rimini Street, Inc.(a)	2,641	13,601
Rosetta Stone, Inc.(a)	3,133	52,822
Sailpoint Technologies Holdings, Inc.(a)	11,905	315,125
Sapiens International Corp. NV	3,411	95,440
SeaChange International, Inc.(a)	3,077	4,646
SecureWorks Corp., Class A(a)	1,136	12,984
ShotSpotter, Inc.(a)	1,098	27,670
Smith Micro Software, Inc.(a)	4,237	18,897
Sprout Social, Inc., Class A(a)	1,109	29,943
SPS Commerce, Inc.(a)	4,750	356,820
SVMK, Inc.(a)	16,070	378,288
Synchronoss Technologies, Inc.(a)(b)	5,752	20,305
Telenav, Inc.(a)	4,426	24,299
Tenable Holdings, Inc.(a)(b)	8,224	245,157
Upland Software, Inc.(a)	3,027	105,219
Varonis Systems, Inc.(a)(b)	4,221	373,474
Verint Systems, Inc.(a)	8,655	391,033
Veritone, Inc.(a)(b)	3,160	46,958
VirnetX Holding Corp.	8,291	53,891
Workiva, Inc.(a)(b)	5,188	277,506
Xperi Holding Corp.	14,501	214,035
Yext, Inc.(a)	13,682	227,258
Zix Corp.(a)	7,316	50,480
Zuora, Inc., Class A(a)(b)	13,284	169,371

		13,220,742

Specialty Retail — 2.4%
Aaron’s, Inc.	9,176	416,591
Abercrombie & Fitch Co., Class A(b)	8,579	91,281
American Eagle Outfitters, Inc.	20,795	226,665
America’s Car-Mart, Inc.(a)	830	72,932
Asbury Automotive Group, Inc.(a)	2,668	206,316
At Home Group, Inc.(a)	6,665	43,256
Bed Bath & Beyond, Inc.(b)	17,436	184,822
Boot Barn Holdings, Inc.(a)	3,882	83,696
Buckle, Inc. (The)(b)	4,122	64,633
Caleres, Inc.	5,530	46,120
Camping World Holdings, Inc., Class A(b)	4,504	122,329
Cato Corp. (The), Class A	2,996	24,507
Chico’s FAS, Inc.	18,259	25,197

Security	Shares	Value

Specialty Retail (continued)
Children’s Place, Inc. (The)(b)	1,964	$73,493
Citi Trends, Inc.(b)	1,623	32,817
Conn’s, Inc.(a)(b)	2,609	26,325
Container Store Group, Inc. (The)(a)	2,426	7,860
Designer Brands, Inc., Class A(b)	9,020	61,065
Envela Corp.(a)	1,027	6,265
Express, Inc.(a)	8,759	13,489
GameStop Corp., Class A(a)	8,443	36,643
Genesco, Inc.(a)	2,041	44,208
Group 1 Automotive, Inc.(b)	2,450	161,626
GrowGeneration Corp.(a)	3,790	25,924
Guess?, Inc.	6,122	59,200
Haverty Furniture Cos., Inc.	2,442	39,072
Hibbett Sports, Inc.(a)	2,336	48,916
Hudson Ltd., Class A(a)	5,754	28,022
Lithia Motors, Inc., Class A	3,009	455,352
Lumber Liquidators Holdings, Inc.(a)	3,989	55,288
MarineMax, Inc.(a)	2,806	62,826
Michaels Cos., Inc. (The)(a)	10,413	73,620
Monro, Inc.(b)	4,496	247,010
Murphy USA, Inc.(a)	3,731	420,073
National Vision Holdings, Inc.(a)(b)	10,860	331,447
Office Depot, Inc.	72,349	170,020
OneWater Marine, Inc., Class A(a)	702	17,045
Rent-A-Center, Inc.	6,676	185,726
RH(a)(b)	2,265	563,759
Sally Beauty Holdings, Inc.(a)	15,312	191,859
Shoe Carnival, Inc.	1,333	39,017
Signet Jewelers Ltd.(b)	7,279	74,755
Sleep Number Corp.(a)	3,659	152,361
Sonic Automotive, Inc., Class A(b)	3,321	105,973
Sportsman’s Warehouse Holdings, Inc.(a)	5,899	84,061
Tilly’s, Inc., Class A(b)	3,587	20,338
Urban Outfitters, Inc.(a)	9,370	142,611
Winmark Corp.	395	67,640
Zumiez, Inc.(a)	2,912	79,731

		5,813,782

Technology Hardware, Storage & Peripherals — 0.2%(a)
3D Systems Corp.	15,733	109,974
Avid Technology, Inc.(b)	4,169	30,308
Diebold Nixdorf, Inc.	9,746	59,061
Eastman Kodak Co.	2,191	4,886
Immersion Corp.	2,909	18,123
Intevac, Inc.	2,670	14,578
Quantum Corp.	3,907	15,081
Super Micro Computer, Inc.	6,015	170,766

		422,777

Textiles, Apparel & Luxury Goods — 0.9%
Crocs, Inc.(a)	9,063	333,700
Deckers Outdoor Corp.(a)	3,787	743,729
Fossil Group, Inc.(a)	6,532	30,374
G-III Apparel Group Ltd.(a)	6,065	80,604
Kontoor Brands, Inc.(b)	7,022	125,062
Lakeland Industries, Inc.(a)	1,003	22,497
Movado Group, Inc.	2,288	24,802
Oxford Industries, Inc.(b)	2,307	101,531
Rocky Brands, Inc.	943	19,388
Steven Madden Ltd.(b)	11,216	276,923
Superior Group of Cos., Inc.	1,519	20,355
Unifi, Inc.(a)	1,745	22,475
Vera Bradley, Inc.(a)	3,000	13,320
Wolverine World Wide, Inc.(b)	10,856	258,481

		2,073,241

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Thrifts & Mortgage Finance — 1.7%
Axos Financial, Inc.(a)(b)	7,696	$169,928
Bogota Financial Corp.(a)	813	7,106
Bridgewater Bancshares, Inc.(a)	3,082	31,591
Capitol Federal Financial, Inc.	17,595	193,721
Columbia Financial, Inc.(a)	6,632	92,550
ESSA Bancorp, Inc.	1,222	17,010
Essent Group Ltd.	13,712	497,334
Federal Agricultural Mortgage Corp., Class C	1,229	78,668
Flagstar Bancorp, Inc.	4,827	142,059
FS Bancorp, Inc.	493	19,015
Greene County Bancorp, Inc	388	8,652
Hingham Institution For Savings (The)	187	31,375
Home Bancorp, Inc.(b)	1,018	27,232
HomeStreet, Inc.	2,666	65,610
Kearny Financial Corp.	10,162	83,125
Luther Burbank Corp.	2,629	26,290
Merchants Bancorp	1,064	19,673
Meridian Bancorp, Inc.	6,383	74,043
Meta Financial Group, Inc.(b)	4,423	80,366
MMA Capital Holdings, Inc.(a)	637	14,727
Mr Cooper Group, Inc.(a)	10,364	128,928
NMI Holdings, Inc., Class A(a)	9,068	145,813
Northfield Bancorp, Inc.(b)	5,768	66,447
Northwest Bancshares, Inc.	15,804	161,596
Oconee Federal Financial Corp.	98	2,526
OP Bancorp	1,864	12,862
PCSB Financial Corp	2,088	26,476
PDL Community Bancorp(a)	1,335	13,590
PennyMac Financial Services, Inc.(b)	6,164	257,594
Pioneer Bancorp, Inc.(a)	1,483	13,569
Premier Financial Corp.	5,078	89,728
Provident Bancorp, Inc	1,329	10,446
Provident Financial Holdings, Inc.	732	9,816
Provident Financial Services, Inc.	8,238	119,039
Prudential Bancorp, Inc.(b)	1,270	15,291
Radian Group, Inc.(b)	26,095	404,733
Riverview Bancorp, Inc.	3,056	17,266
Security National Financial Corp., Class A(a)	820	5,531
Southern Missouri Bancorp, Inc	1,047	25,442
Standard AVB Financial Corp.	404	9,373
Sterling Bancorp, Inc.	2,419	8,660
Territorial Bancorp, Inc.	1,110	26,407
Timberland Bancorp, Inc.	982	17,882
TrustCo Bank Corp.	12,433	78,701
Walker & Dunlop, Inc.	3,843	195,263
Washington Federal, Inc	10,345	277,660
Waterstone Financial, Inc.(b)	3,092	45,854
Western New England Bancorp, Inc.	2,982	17,266
WSFS Financial Corp.(b)	6,867	197,083

		4,080,917

Tobacco — 0.1%
Turning Point Brands, Inc.	1,111	27,675
Universal Corp.	3,333	141,686
Vector Group Ltd.	18,190	182,991

		352,352

Trading Companies & Distributors — 1.4%
Alta Equipment Group, Inc.(a)	2,288	17,778
Applied Industrial Technologies, Inc.	5,269	328,733
Beacon Roofing Supply, Inc.(a)(b)	7,408	195,349
BMC Stock Holdings, Inc.(a)	9,103	228,849
CAI International, Inc.(a)	2,260	37,652
DXP Enterprises, Inc.(a)	2,306	45,912
EVI Industries, Inc.(a)	654	14,198
Foundation Building Materials, Inc.(a)	2,718	42,428

Security	Shares	Value

Trading Companies & Distributors (continued)
GATX Corp.(b)	4,701	$286,667
General Finance Corp.(a)	1,474	9,891
GMS, Inc.(a)	5,618	138,147
H&E Equipment Services, Inc.(b)	4,590	84,823
Herc Holdings, Inc.(a)	3,339	102,607
Kaman Corp.	3,863	160,701
Lawson Products, Inc.(a)	584	18,840
MRC Global, Inc.(a)	10,874	64,265
Nesco Holdings, Inc.(a)	1,542	6,199
NOW, Inc.(a)	14,994	129,398
Rush Enterprises, Inc., Class A(b)	3,719	154,190
Rush Enterprises, Inc., Class B	569	20,290
SiteOne Landscape Supply, Inc.(a)	5,639	642,677
Systemax, Inc.	1,743	35,801
Textainer Group Holdings Ltd.(a)(b)	6,927	56,663
Titan Machinery, Inc.(a)(b)	2,475	26,879
Transcat, Inc.(a)	853	22,059
Triton International Ltd.	7,030	212,587
Veritiv Corp.(a)	1,816	30,799
WESCO International, Inc.(a)(b)	6,724	236,096
Willis Lease Finance Corp.(a)	394	9,566

		3,360,044

Water Utilities — 0.5%
American States Water Co.(b)	4,949	389,140
Artesian Resources Corp., Class A	1,099	39,883
Cadiz, Inc.(a)(b)	2,492	25,319
California Water Service Group	6,541	312,006
Consolidated Water Co. Ltd.	1,787	25,786
Global Water Resources, Inc	1,617	17,043
Middlesex Water Co.	2,283	153,372
Pure Cycle Corp.(a)(b)	2,648	24,335
SJW Group(b)	3,507	217,820
York Water Co. (The)	1,710	82,011

		1,286,715

Wireless Telecommunication Services — 0.2%
Boingo Wireless, Inc.(a)	5,878	78,295
Gogo, Inc.(a)	8,330	26,323
Shenandoah Telecommunications Co	6,492	319,991
Spok Holdings, Inc.	2,466	23,057

		447,666

Total Common Stocks — 98.9% (Cost: $224,780,114)		238,439,264

Investment Companies — 0.0%
Ferroglobe Representation & Warranty Insurance Trust — Beneficial Interest Units(c)	10,979	—

Total Investment Companies — 0.0% (Cost: $—)		—

Preferred Stocks — 0.0%

Trading Companies & Distributors — 0.0%(b)
WESCO International, Inc., Series A, 10.63%(e)(f)	2,579	68,385

Total Preferred Stocks — 0.0% (Cost: $68,463)		68,385

Total Long-Term Investments — 98.9% (Cost: $224,848,577)		238,507,649

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Small Cap Index V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 13.4%(g)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%*	2,146,701	$2,146,701
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 0.05%	309,326	309,326

Security	Shares	Value

Short-Term Securities (continued)
SL Liquidity Series, LLC, Money Market Series, 0.50%(h)*	29,811,015	$29,834,864

Total Short-Term Securities — 13.4% (Cost: $32,293,801)		32,290,891

Total Investments — 112.3% (Cost: $257,142,378)		270,798,540

Liabilities in Excess of Other Assets — (12.3)%		(29,611,678)

Net Assets — 100.0%		$241,186,862

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate shown is the rate in effect as of period end. (f) Perpetual security with no stated maturity date.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss)(a)		Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	3,005,083	—	(858,382)	2,146,701	$2,146,701	$9,513		$	— $	—
SL Liquidity Series, LLC, Money Market Series(b)	41,590,570	—	(11,779,555)	29,811,015	29,834,864	131,482	(c)		(2,757)	(3,135)

					$31,981,565	$140,995			$(2,757)	$(3,135)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Small Cap Index V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	36	09/18/20	$2,588	$68,558

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$68,558	$—	$—	$—	$68,558

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(268,763)	$—	$—	$—	$(268,763)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	45,525	—	—	—	45,525

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,211,920

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$2,001,433	$—	$—	$2,001,433
Air Freight & Logistics	820,270	—	—	820,270
Airlines	727,497	—	—	727,497
Auto Components	3,032,976	—	—	3,032,976
Automobiles	281,136	—	—	281,136
Banks	20,287,792	—	—	20,287,792

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Small Cap Index V.I. Fund

	Level 1	Level 2	Level 3	Total
Beverages	$692,734	$—	$—	$692,734
Biotechnology	25,913,004	—	215	25,913,219
Building Products	3,674,247	—	—	3,674,247
Capital Markets	3,540,291	—	—	3,540,291
Chemicals	4,103,265	—	—	4,103,265
Commercial Services & Supplies	5,437,553	—	—	5,437,553
Communications Equipment	2,241,769	—	—	2,241,769
Construction & Engineering	2,812,279	—	—	2,812,279
Construction Materials	364,297	—	—	364,297
Consumer Finance	1,655,042	—	—	1,655,042
Containers & Packaging	477,225	—	—	477,225
Distributors	195,377	—	—	195,377
Diversified Consumer Services	1,764,605	—	—	1,764,605
Diversified Financial Services	579,904	—	—	579,904
Diversified Telecommunication Services	2,147,974	—	—	2,147,974
Electric Utilities	2,217,629	—	—	2,217,629
Electrical Equipment	2,210,384	—	—	2,210,384
Electronic Equipment, Instruments & Components	5,512,771	—	—	5,512,771
Energy Equipment & Services	1,686,696	—	—	1,686,696
Entertainment	672,824	—	—	672,824
Equity Real Estate Investment Trusts (REITs)	15,060,821	—	—	15,060,821
Food & Staples Retailing	2,096,652	—	—	2,096,652
Food Products	3,297,883	—	—	3,297,883
Gas Utilities	2,859,123	—	—	2,859,123
Health Care Equipment & Supplies	8,649,132	—	—	8,649,132
Health Care Providers & Services	5,528,313	—	—	5,528,313
Health Care Technology	2,525,532	—	—	2,525,532
Hotels, Restaurants & Leisure	6,564,101	—	—	6,564,101
Household Durables	5,006,138	—	—	5,006,138
Household Products	614,818	—	—	614,818
Independent Power and Renewable Electricity Producers	1,004,003	—	—	1,004,003
Industrial Conglomerates	105,141	—	—	105,141
Insurance	5,541,732	—	—	5,541,732
Interactive Media & Services	947,497	—	—	947,497
Internet & Direct Marketing Retail	1,452,322	—	—	1,452,322
IT Services	4,894,465	—	—	4,894,465
Leisure Products	1,621,767	—	—	1,621,767
Life Sciences Tools & Services	1,452,612	—	—	1,452,612
Machinery	8,682,765	—	—	8,682,765
Marine	260,848	—	—	260,848
Media	1,816,384	—	—	1,816,384
Metals & Mining	3,476,710	—	—	3,476,710
Mortgage Real Estate Investment Trusts (REITs)	3,248,763	—	—	3,248,763
Multiline Retail	341,341	—	—	341,341
Multi-Utilities	1,275,966	—	—	1,275,966
Oil, Gas & Consumable Fuels	3,684,157	—	—	3,684,157
Paper & Forest Products	1,234,296	—	—	1,234,296
Personal Products	918,641	—	—	918,641
Pharmaceuticals	5,076,039	—	—	5,076,039
Professional Services	3,190,148	—	—	3,190,148
Real Estate Management & Development	1,786,105	—	—	1,786,105
Road & Rail	1,377,465	—	—	1,377,465
Semiconductors & Semiconductor Equipment	6,738,159	—	—	6,738,159
Software	13,220,742	—	—	13,220,742
Specialty Retail	5,813,782	—	—	5,813,782
Technology Hardware, Storage & Peripherals	422,777	—	—	422,777
Textiles, Apparel & Luxury Goods	2,073,241	—	—	2,073,241
Thrifts & Mortgage Finance	4,080,917	—	—	4,080,917
Tobacco	352,352	—	—	352,352
Trading Companies & Distributors	3,360,044	—	—	3,360,044
Water Utilities	1,286,715	—	—	1,286,715
Wireless Telecommunication Services	447,666	—	—	447,666
Preferred Stocks	68,385	—	—	68,385
Short-Term Securities	2,456,027	—	—	2,456,027

Subtotal	$240,963,461	$—	$215	$240,963,676

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Small Cap Index V.I. Fund

	Level 1	Level 2	Level 3	Total
Investments valued at NAV(a)				29,834,864

Total Investments				$270,798,540

Derivative Financial Instruments(b)
Assets:
Equity contracts	$68,558	$—	$—	$68,558

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	25

Statement of Assets and Liabilities  (unaudited)

June 30, 2020

BlackRock Small Cap Index V.I. Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $29,164,873) (cost — $225,157,903)	$238,816,975
Investments at value — affiliated (cost — $31,984,475)	31,981,565
Cash	9,146
Cash pledged for futures contracts	240,000
Receivables:	—
Investments sold	229,307
Securities lending income — affiliated	26,383
Capital shares sold	221,290
Dividends — affiliated	128
Dividends — unaffiliated	211,461
From affiliate(s)	999
Variation margin on futures contracts	25,843
Prepaid expenses	2,095

Total assets	271,765,192

LIABILITIES
Cash collateral on securities loaned at value	29,838,792
Payables:	—
Investments purchased	537,559
Capital shares redeemed	36,319
Investment advisory fees	10,661
Other affiliates	973
Printing fees	38,950
Professional fees	41,131
Other accrued expenses	73,945

Total liabilities	30,578,330

NET ASSETS	$241,186,862

NET ASSETS CONSIST OF
Paid-in capital	$218,519,055
Accumulated earnings	22,667,807

NET ASSETS	$241,186,862

NET ASSET VALUE
Class I — Based on net assets of $241,186,862 and 24,462,754 shares outstanding, 100 million shares authorized, $0.10 par value	$9.86

See notes to financial statements.

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2020

BlackRock Small Cap Index V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$9,513
Dividends — unaffiliated	1,740,047
Securities lending income — affiliated — net	131,482
Foreign taxes withheld	(1,300)

Total investment income	1,879,742

EXPENSES
Printing	109,189
Investment advisory	94,863
Transfer agent	67,589
Professional	36,428
Accounting services	30,961
Directors and Officer	4,150
Custodian	2,048
Miscellaneous	13,226

Total expenses	358,454
Less:
Fees waived and/or reimbursed by the Manager	(34,118)
Transfer agent fees waived and/or reimbursed	(63,405)

Total expenses after fees waived and/or reimbursed	260,931

Net investment income	1,618,811

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(2,757)
Investments — unaffiliated	6,209,188
Futures contracts	(268,763)

5,937,668

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(3,135)
Investments — unaffiliated	(44,656,845)
Futures contracts	45,525

(44,614,455)

Net realized and unrealized loss	(38,676,787)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(37,057,976)

See notes to financial statements.

FINANCIAL STATEMENTS	27

Statements of Changes in Net Assets

	BlackRock Small Cap Index V.I. Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,618,811	$3,699,259
Net realized gain	5,937,668	13,674,355
Net change in unrealized appreciation (depreciation)	(44,614,455)	42,575,588

Net increase (decrease) in net assets resulting from operations	(37,057,976)	59,949,202

DISTRIBUTIONS TO SHAREHOLDERS (a)
Decrease in net assets resulting from distributions to shareholders	—	(16,463,952)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(6,721,876)	(818,241)

NET ASSETS
Total increase (decrease) in net assets	(43,779,852)	42,667,009
Beginning of period	284,966,714	242,299,705

End of period	$241,186,862	$284,966,714

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Small Cap Index V.I. Fund(a)

	Class I

	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018		2017	2016	2015

Net asset value, beginning of period	$11.34		$9.60	$14.57		$13.63	$11.78	$13.46

Net investment income(b)	0.07		0.15	0.18		0.16	0.15	0.11
Net realized and unrealized gain (loss)	(1.55)		2.29	(1.86)		1.83	2.33	(0.74)

Net increase (decrease) from investment operations	(1.48)		2.44	(1.68)		1.99	2.48	(0.63)

Distributions(c)	—		—	—		—	—	—
From net investment income	—		(0.15)	(0.19)		(0.16)	(0.16)	(0.12)
From net realized gain	—		(0.55)	(3.10)		(0.89)	(0.47)	(0.93)

Total distributions	—		(0.70)	(3.29)		(1.05)	(0.63)	(1.05)

Net asset value, end of period	$9.86		$11.34	$9.60		$14.57	$13.63	$11.78

Total Return(d)
Based on net asset value	(13.05	)%(e)	25.40%	(11.25)%		14.55%	20.96%	(4.86)%

Ratios to Average Net Assets
Total expenses	0.30	%(f)	0.27%	0.30	%(g)	0.23%	0.31%	0.50%

Total expenses after fees waived and/or reimbursed	0.22	%(f)	0.22%	0.23	%(g)	0.22%	0.30%	0.49%

Net investment income	1.37	%(f)	1.37%	1.17%		1.11%	1.23%	0.84%

Supplemental Data
Net assets, end of period (000)	$241,187		$284,967	$242,300		$340,353	$315,275	$276,199

Portfolio turnover rate	12%		13%	17%		12%	15%	14%

(a)

On October 29, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the Small Cap Equity Index Fund (the “Predecessor Fund”), a series of State Farm Variable Product Trust, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(b)	Based on average shares outstanding.
(c)

Distributions for annual periods determined in accordance with U.S. federal income tax regulations. (d) Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(e)	Aggregate total return.
(f)	Annualized.
(g)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.27% and 0.23%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 15 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Small Cap Index V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (unaudited) (continued)

As of June 30, 2020, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Barclays Capital, Inc.	$374,417	$(374,417)	$—
BNP Paribas Securities Corp.	54,370	(53,960)	410
BofA Securities, Inc.	107,928	(107,928)	—
Citigroup Global Markets, Inc.	5,274,347	(5,274,347)	—
Credit Suisse Securities (USA) LLC	3,875,998	(3,875,998)	—
JP Morgan Securities LLC	11,253,738	(11,253,738)	—
National Financial Services LLC	4,572,363	(4,572,363)	—
State Street Bank & Trust Co.	3,601,816	(3,601,816)	—
TD Prime Services LLC	49,896	(49,896)	—

	$29,164,873	$(29,164,463)	$410

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of June 30, 2020. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.08% of the average daily value of the Fund’s net assets.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2020, the Fund did not pay any amounts to affiliates in return for these services.

Expense Limitations, Waivers, Reimbursements and Recoupments: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to May 1, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the amount waived was $823.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the six months ended June 30, 2020, the Fund reimbursed the Manager $1,618 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 0.22%.

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, the Manager waived and/or reimbursed $33,295 and $57,576, which is included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed, respectively, in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses at 0.05% of average daily net assets. The Manager has agreed not to reduce or discontinue the contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. These amounts are included in transfer agent fees waived and/or reimbursed in the Statement of Operations. For the six months ended June 30, 2020, pursuant to this arrangement, class specific expense waivers and/or reimbursements were $5,829.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (unaudited) (continued)

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective October 26, 2025, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of June 30, 2020, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2020	2021	2022
Fund Level	$23,988	$94,540	$33,295
Class I	23,136	59,192	63,405

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2020, the Fund paid BIM $42,553 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$3,999,686
Sales	14,452,372
Net Realized Gain	8,448,502

7.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, excluding short-term securities, were $29,045,164 and $33,492,299, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$257,415,334

Gross unrealized appreciation	$64,393,661
Gross unrealized depreciation	(50,941,898)

Net unrealized appreciation (depreciation)	$13,451,763

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (unaudited) (continued)

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19
	Shares	Amount	Shares	Amount
Class I
Shares sold	213,315	$1,918,291	212,162	$2,346,973
Shares issued in reinvestment of distributions	—	—	1,462,487	16,461,340
Shares redeemed	(879,386)	(8,640,167)	(1,776,621)	(19,626,554)

Net decrease	(666,071)	$(6,721,876)	(101,972)	$(818,241)

As of June 30, 2020, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 710 Class I Shares of the Fund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

CVR	Contingent Value Rights

REIT	Real Estate Investment Trust

GLOSSARY OF TERMS USED IN THIS REPORT	37

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Variable Series Funds, Inc. (the “Corporation”) met on April 7, 2020 (the “April Meeting”) and May 11-13, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Corporation, on behalf of BlackRock Advantage Large Cap Core V.I. Fund (the “Large Cap Core V.I. Fund”), BlackRock Advantage Large Cap Value V.I. Fund (the “Large Cap Value V.I. Fund”), BlackRock Advantage U.S. Total Market V.I. Fund (the “U.S. Total Market V.I. Fund”), BlackRock Basic Value V.I. Fund (the “Basic Value V.I. Fund”), BlackRock Capital Appreciation V.I. Fund (the “Capital Appreciation V.I. Fund”), BlackRock Equity Dividend V.I. Fund (the “Equity Dividend V.I. Fund”), BlackRock Global Allocation V.I. Fund (the “Global Allocation V.I. Fund”), BlackRock Government Money Market V.I. Fund (the “Government Money Market V.I. Fund”), BlackRock International V.I. Fund (the “International V.I. Fund”), BlackRock International Index V.I. Fund (the “International Index V.I. Fund”), BlackRock 60/40 Target Allocation ETF V.I. Fund (the “60/40 Target Allocation ETF V.I. Fund”), BlackRock Large Cap Focus Growth V.I. Fund (the “Large Cap Focus Growth V.I. Fund”), BlackRock Managed Volatility V.I. Fund (the “Managed Volatility V.I. Fund”), BlackRock Small Cap Index V.I. Fund (the “Small Cap Index V.I. Fund”) and BlackRock S&P 500 Index V.I. Fund (the “S&P 500 Index V.I. Fund”) (each, a “Fund,” and collectively the “Funds”), each a series of the Corporation, and BlackRock Advisors, LLC (the “Manager”), the Corporation’s investment advisor. The Board also considered the approval of the sub-advisory agreements between the Manager and (a) BlackRock International Limited (“BIL”) with respect to International V.I. Fund and Managed Volatility V.I. Fund (the “BIL Sub-Advisory Agreements”); (b) BlackRock Asset Management North Asia Limited (“BNA”) with respect to Managed Volatility V.I. Fund (the “BNA Sub-Advisory Agreement”); and (c) BlackRock (Singapore) Limited (“BSL” and together with BIL and BNA, the “Sub-Advisors”) with respect to Managed Volatility V.I. Fund (the “BSL Sub-Advisory Agreement” and together with the BIL Sub-Advisory Agreements and the BNA Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Corporation and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Funds. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) with respect to each Fund, investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Corporation’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Corporation’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts,

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sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and(g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of each Fund’s portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and, with respect to 60/40 Target Allocation ETF V.I. Fund, Large Cap Focus Growth V.I. Fund, Capital Appreciation V.I. Fund, Large Cap Core V.I. Fund, Large Cap Value V.I. Fund, Global Allocation V.I. Fund, Basic Value V.I. Fund, U.S. Total Market V.I. Fund and International V.I. Fund, the respective Morningstar open-end fund category (“Morningstar Open-End Category”); with respect to Managed Volatility V.I. Fund, in light of the Fund’s outcome-oriented investment objective, certain performance metrics (“Outcome-Oriented Performance Metrics”); with respect to International Index V.I. Fund, Small Cap Index V.I. Fund and S&P 500 Index V.I. Fund, the performance of the Fund as compared with its benchmark; and, with respect to Government Money Market V.I. Fund, a weighted average benchmark of similar funds, as defined by BlackRock (“Benchmark Weighted Average”). The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, Equity Dividend V.I. Fund ranked in the first quartile against its Performance Peers.

The Board noted that for the one-, three-, and five-year periods reported, 60/40 Target Allocation ETF V.I. Fund ranked in the first, first and second quartiles, respectively, against its Morningstar Open-End Category. The Board noted that BlackRock believes that the Morningstar Open-End Category is an appropriate performance metric for the

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Fund, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-, three- and five-year periods reported, International V.I. Fund ranked in the first, first and second quartiles, respectively, against its Morningstar Open-End Category. The Board noted that BlackRock believes that the Morningstar Open-End Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-, three- and five-year periods reported, Large Cap Focus Growth V.I. Fund ranked in the second, first and first quartile, respectively, against its Morningstar Open-End Category. The Board noted that BlackRock believes that the Morningstar Open-End Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, Global Allocation V.I. Fund ranked in the second quartile against its Morningstar Open-End Category. The Board noted that BlackRock believes that the Morningstar Open-End Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board noted significant changes to the Fund’s portfolio management team under the senior leadership of BlackRock’s Global Fixed Income Chief Investment Officer and an expansion of resources.

The Board noted that for the one-, three- and five-year periods reported, Capital Appreciation V.I. Fund ranked in the third, first and first quartiles, respectively, against its Morningstar Open-End Category. The Board noted that BlackRock believes that the Morningstar Open-End Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Open-End Category during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, Large Cap Core V.I. Fund ranked in the third, second and second quartiles, respectively against its Morningstar Open-End Category. The Board noted that BlackRock believes that the Morningstar Open-End Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Open-End Category during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, Large Cap Value V.I. Fund ranked in the third, second and second quartiles, respectively, against its Morningstar Open-End Category. The Board noted that BlackRock believes that the Morningstar Open-End Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Open-End Category during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, U.S. Total Market V.I. Fund ranked in the third, fourth and third quartiles, respectively against its Morningstar Open-End Category. The Board noted that BlackRock believes that the Morningstar Open-End Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Open-End Category during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, Basic Value V.I. Fund ranked in the third, fourth and fourth quartiles, respectively, against its Morningstar Open-End Category. The Board noted that BlackRock believes that the Morningstar Open-End Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Open-End Category during the applicable periods. The Board was informed that, among other things, longer-term performance was impacted by the investment team’s focus on value and related positioning in more volatile areas of the market.

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

The Board noted that for each of the one-and three-year periods reported, Government Money Market V.I. Fund outperformed its Benchmark Weighted Average. The Board noted that BlackRock believes that the Benchmark Weighted Average is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered the Fund’s performance relative to Managed Volatility V.I. Fund’s Outcome-Oriented Performance Metrics including a total return target. The Board noted that for each of the one-, three- and five-year periods reported, the Fund underperformed its total return target. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its total return target during the applicable periods.

The Board noted that for the one-year period reported, S&P 500 Index V.I. Fund’s net performance was within the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-year period reported, International Index V.I. Fund’s net performance above the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s above tolerance performance relative to its benchmark over the period.

The Board noted that for the one-year period reported, Small Cap Index V.I. Fund’s net performance was above the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s above tolerance performance relative to its benchmark over the period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense

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reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that Large Cap Core V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that Small Cap Index V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that S&P 500 Index V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that International Index V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that Basic Value V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

BlackRock has reviewed with the Board that the varying fee structure for fund of funds can limit the value of management fee comparisons. The Board noted that 60/40 Target Allocation ETF V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that Capital Appreciation V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that Equity Dividend V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that International V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and fourth quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock and the Board agreed to a lower contractual expense cap, on a class-by-class basis. After discussions between the Board, including Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the contractual cap.

The Board noted that Managed Volatility V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that Global Allocation V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

The Board noted that Large Cap Focus Growth V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and fourth quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that Government Money Market V.I. Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that U.S. Total Market V.I. Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Large Cap Value V.I. Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. Additionally, the Board noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by the Fund. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

With respect to Large Cap Core V.I. Fund, Large Cap Value V.I. Fund, U.S. Total Market V.I. Fund, Basic Value V.I. Fund, Capital Appreciation V.I. Fund, Equity Dividend V.I. Fund, Global Allocation V.I. Fund, Government Money Market V.I. Fund, International V.I. Fund, 60/40 Target Allocation ETF V.I. Fund, Large Cap Focus Growth V.I. Fund and Managed Volatility V.I. Fund, the Board noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the pertinent Fund increases above certain contractually specified levels. The Board noted that if the size of the pertinent Fund were to decrease, the Fund could lose the benefit of one or more breakpoints.

With respect to Large Cap Core V.I. Fund, Large Cap Value V.I. Fund, U.S. Total Market V.I. Fund, Basic Value V.I. Fund, Capital Appreciation V.I. Fund, Equity Dividend V.I. Fund, Global Allocation V.I. Fund, International V.I. Fund, International Index V.I. Fund, Large Cap Focus Growth V.I. Fund, Managed Volatility V.I. Fund, Small Cap Index V.I. Fund and S&P 500 Index V.I. Fund, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for each Fund on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The

Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of (i) the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, (ii) the BIL Sub-Advisory Agreements between the Manager and BIL with respect to International V.I. Fund and Managed Volatility V.I. Fund, (iii) the BNA Sub-Advisory Agreement between the Manager and BNA with respect to Managed Volatility V.I. Fund and (iv) BSL Sub-Advisory Agreement between the Manager and BSL with respect to Managed Volatility V.I. Fund, each for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund, as pertinent, and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Variable Series Funds II, Inc. (the “Company”) met on April 16, 2020 (the “April Meeting”) and May 20-21, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Company, on behalf of BlackRock High Yield V.I. Fund (the “High Yield V.I. Fund”), BlackRock Total Return V.I. Fund (the “Total Return V.I. Fund”) and BlackRock U.S. Government Bond V.I. Fund (the “U.S. Government Bond V.I. Fund” and together with the High Yield V.I. Fund and the Total Return V.I. Fund, the “Funds” and each, a “Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of the

Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) economies of scale; (c) fund expenses and potential fee waivers; and (d) differences in services provided and management fees between open-end funds and other product channels.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and

2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third-parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and the respective Morningstar open-end fund category (“Morningstar Open-End Category”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, the High Yield V.I. Fund ranked in the first quartile against its Morningstar Open-End Category. The Board noted that BlackRock believes that the Morningstar Open-End Category is an appropriate performance metric for the High Yield V.I. Fund, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-, three- and five-year periods reported, the Total Return V.I. Fund ranked in the second, second, and third quartiles, respectively, against its Morningstar Open-End Category. The Board noted that BlackRock believes that the Morningstar Open-End Category is an appropriate performance metric for the Total Return V.I. Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Total Return V.I. Fund’s underperformance relative to its Morningstar Open-End Category during the applicable period.

The Board noted that for the one-, three- and five-year periods reported, the U.S. Government Bond V.I. Fund ranked in the second, third and third quartiles, respectively, against its Morningstar Open-End Category. The Board noted that BlackRock believes that the Morningstar Open-End Category is an appropriate performance metric for the U.S. Government Bond V.I. Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the U.S. Government Bond V.I. Fund’s underperformance relative to its Morningstar Open-End Category during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT

Disclosure of Investment Advisory Agreement  (continued)

provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the High Yield V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the High Yield V.I. Fund’s Expense Peers. The Board also noted that the High Yield V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the High Yield V.I. Fund, combined with the assets of the Total Return V.I. Fund, increase above certain contractually specified levels. The Board noted that if the size of the High Yield V.I. Fund or the Total Return V.I. Fund were to decrease, the High Yield V.I. Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the High Yield V.I. Fund’s total expenses as a percentage of the High Yield V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the High Yield V.I. Fund on a class-by-class basis.

The Board noted that the Total Return V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Total Return V.I. Fund’s Expense Peers. The Board also noted that the Total Return V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Total Return V.I. Fund, combined with the assets of the High Yield V.I. Fund, increase above certain contractually specified levels. The Board noted that if the size of the Total Return V.I. Fund or the High Yield V.I Fund were to decrease, the Total Return V.I. Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Total Return V.I. Fund’s total expenses as a percentage of the Total Return V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the Total Return V.I. Fund on a class-by-class basis.

The Board noted that the U.S. Government Bond V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the U.S. Government Bond V.I. Fund’s Expense Peers. The Board also noted that the U.S. Government Bond V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the U.S. Government Bond V.I. Fund increases above certain contractually specified levels. The Board noted that if the size of the U.S. Government Bond V.I. Fund were to decrease, the U.S. Government Bond V.I. Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the U.S. Government Bond V.I. Fund’s total expenses as a percentage of the U.S. Government Bond V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the U.S. Government Bond V.I. Fund on a class-by-class basis. In addition, the Board noted that BlackRock has voluntarily agreed to waive a portion of the advisory fee payable by the U.S. Government Bond V.I. Fund. An advisory fee waiver has been in effect since 2016, that amount of which may have varied from time to time. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the current 26 basis point voluntary advisory fee waiver.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees

2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Company, on behalf of each Fund, for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT

Disclosure of Sub-Advisory Agreements

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Variable Series Funds II, Inc. (the “Company”), on behalf of its series BlackRock High Yield V.I. Fund (the “Fund”), met in person on February 19, 2020 (the “February Meeting”) to consider the initial approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, and BlackRock International Limited, with respect to the Fund. The Sub-Advisory Agreement was substantially similar to the sub-advisory agreements previously approved with respect to certain other portfolios in the BlackRock Fixed-Income Complex.

On the date of the February Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreement.

At the February Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreement. The Fund’s investment advisory agreement with the Manager was most recently approved by the Board at in-person meetings on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”). A discussion of the basis for the Board’s approval of this agreement at the May and June Meetings is included in the Fund’s semi-annual shareholder report for the reporting period ended June 30, 2019. The factors considered by the Board at the February Meeting in connection with approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the May and June Meetings.

Following discussion, all the Board Members present at the February Meeting, including all the Independent Board Members present, approved the Sub-Advisory Agreement between the Manager and BlackRock International Limited, with respect to the Fund for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Sub-Advisory Agreements  (continued)

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Variable Series Funds II, Inc. (the “Company”), on behalf of its series BlackRock U.S. Government Bond V.I. Fund (the “Fund”), met on April 16, 2020 (the “April Meeting”) to consider the initial approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, and BlackRock International Limited, with respect to the Fund. The Sub-Advisory Agreement was substantially similar to the sub-advisory agreements previously approved with respect to certain other portfolios in the BlackRock Fixed-Income Complex.

On the date of the April Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreement.

At the April Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreement. The Fund’s investment advisory agreement with the Manager was most recently approved by the Board at in-person meetings on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”). A discussion of the basis for the Board’s approval of this agreement at the May and June Meetings is included in the Fund’s semi-annual shareholder report for the reporting period ended June 30, 2019. The factors considered by the Board at the April Meeting in connection with approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the May and June Meetings.

Following discussion, all the Board Members present at the April Meeting, including all the Independent Board Members present, approved the Sub-Advisory Agreement between the Manager and BlackRock International Limited, with respect to the Fund for a two-year term beginning on the effective date of the Sub-Advisory Agreement.

Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF SUB-ADVISORY AGREEMENTS

Director and Officer Information

BlackRock Variable Series Funds, Inc.

Mark Stalnecker, Chair of the Board and Director

Bruce R. Bond, Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Lena G. Goldberg, Director

Henry R. Keizer, Director

Cynthia A. Montgomery, Director

Donald C. Opatrny, Director

Joseph P. Platt, Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock International Limited (a)

Edinburgh, EH3 8BL

United Kingdom

BlackRock Asset Management

North Asia Limited (b)

Hong Kong

BlackRock (Singapore) Limited (b)

079912 Singapore

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodians

JPMorgan Chase Bank, N.A. (c)

New York, NY 10179

Brown Brothers Harriman & Co. (d)

Boston, MA 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock International V.I. Fund and BlackRock Managed Volatility V.I. Fund.
(b)	For BlackRock Managed Volatility V.I. Fund.
(c)

For BlackRock 60/40 Target Allocation ETF V.I. Fund, BlackRock Advantage Large Cap Core V.I. Fund, BlackRock Advantage Large Cap Value V.I. Fund, BlackRock Advantage U.S. Total Market V.I. Fund, BlackRock Basic Value V.I. Fund, BlackRock Capital Appreciation V.I. Fund, BlackRock Equity Dividend V.I. Fund, BlackRock Government Money Market V.I. Fund, BlackRock International Index V.I. Fund, BlackRock Managed Volatility V.I. Fund, BlackRock S&P 500 Index V.I. Fund and BlackRock Small Cap Index V.I. Fund.

(d)	For BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Focus Growth V.I. Fund.

2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

BlackRock Variable Series Funds II, Inc.

Richard E. Cavanagh, Co-Chair of the Board and Director

Karen P. Robards, Co-Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director

Catherine A. Lynch, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Effective February 19, 2020, Henry Gabbay resigned as a Director of the Company.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock International Limited (a)

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited (b)

079912 Singapore

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock High Yield V.I. Fund, BlackRock Total Return V.I. Fund and BlackRock U.S. Government Bond V.I. Fund.
(b)	For BlackRock Total Return V.I. Fund.

DIRECTOR AND OFFICER INFORMATION

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds (except BlackRock Government Money Market V.I. Fund) file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov.

The BlackRock Government Money Market V.I. Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. The Fund’s reports on Form N-MFP are available on the SEC’s website at sec.gov. The Fund makes portfolio holdings available to shareholders on its website at blackrock.com.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com/prospectus/insurance; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com/prospectus/insurance; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION

Want to know more?

blackrock.com    |    800-441-7762

This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. You could lose money by investing in the Funds. Although BlackRock Government Money Market V.I. Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in BlackRock Government Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. BlackRock Government Money Market V.I. Fund’s sponsor has no legal obligation to provide financial support to the Fund at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. BlackRock Government Money Market V.I. Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

VS-6/20-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment
Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

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(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Variable Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date: August 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date: August 28, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Variable Series Funds, Inc.

Date: August 28, 2020

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